UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09689

Wells Fargo Master Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 12 of its series:

Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Core Bond Portfolio, Wells Fargo Disciplined International Developed Markets Portfolio, Wells Fargo Discipline Large Cap Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo Large Company Value Portfolio, Wells Fargo Managed Fixed Income Portfolio, Wells Fargo Real Return Portfolio, Wells Fargo Small Company Growth Portfolio, and Wells Fargo Small Company Value Portfolio.

Date of reporting period:    May 31, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
May 31, 2021
Wells Fargo
C&B Large Cap Value Fund

Reduce clutter.
Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery
The views expressed and any forward-looking statements are as of May 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo C&B Large Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo C&B Large Cap Value Fund for the 12-month period that ended May 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.32%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 42.78%, while the MSCI EM Index (Net),3 had stronger performance, with a 51.00% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.40%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.84%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.74%, and the ICE BofA U.S. High Yield Index,7 returned 15.18%.
The COVID-19 lockdown began over a year ago.
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo C&B Large Cap Value Fund

Letter to shareholders (unaudited)
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve Board’s (Fed’s) announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The calendar year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo C&B Large Cap Value Fund  |  3

Letter to shareholders (unaudited)
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 billion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses are experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo C&B Large Cap Value Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.
Manager	Wells Fargo Funds Management, LLC
Subadviser for the affiliated master portfolio*
Cooke & Bieler, L.P.
Portfolio managers	Andrew B. Armstrong, CFA®‡, Wesley Lim, CFA®‡, Steve Lyons, CFA®‡, Michael M. Meyer, CFA®‡, Edward W. O'Connor, CFA®‡, R. James O'Neil, CFA®‡, Mehul Trivedi, CFA®‡, William Weber, CFA®‡

Average annual total returns (%) as of May 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (CBEAX)	7-26-2004	47.97	12.74	11.08	56.98	14.09	11.74	1.28	1.08
Class C (CBECX)	7-26-2004	54.94	13.24	10.91	55.94	13.24	10.91	2.03	1.83
Class R6 (CBEJX)[3]	10-31-2016	–	–	–	57.75	14.58	12.16	0.85	0.65
Administrator Class (CBLLX)	7-26-2004	–	–	–	57.12	14.20	11.92	1.20	1.00
Institutional Class (CBLSX)	7-26-2004	–	–	–	57.58	14.48	12.18	0.95	0.75
Russell 1000® Value Index[4]	–	–	–	–	44.38	12.33	11.51	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.08% for Class A, 1.83% for Class C, 0.65% for Class R6, 1.00% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had been included, returns for the Class R6 shares would be higher.
[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo C&B Large Cap Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Wells Fargo C&B Large Cap Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended May 31, 2021.
■	Stock selection in consumer discretionary, information technology, and health care, as well as an overweight position in financials were key contributors to relative performance.
■	Stock selection in financials and communication services, as well as an underweight in materials detracted from relative performance.
Portfolio overview and updates
U.S. equity markets have recovered strongly from the steepest decline on record last spring. Starting in the second quarter of 2020, investors began to price in a global reopening, which only accelerated as vaccines began to be rolled out. Late in the year, value stocks led the charge, showing strong signs of life. However, its resuscitation was not enough to offset the substantial lead growth built during the height of pandemic-related economic shutdowns. U.S. equity markets continued to surge during the beginning of 2021. Intensifying economic momentum, another enormous dose of fiscal stimulus, accommodative monetary policy, and expanding vaccine availability further fueled the market’s appetite for risk. The resurgence of value stocks that began late last year also intensified, with value stocks beating growth stocks by the widest margin since the first quarter of 2001.
Ten largest holdings (%) as of May 31, 2021[1]
Arrow Electronics Incorporated	3.63
Brookfield Asset Management Incorporated Class A	3.38
AerCap Holdings NV	3.19
Leidos Holdings Incorporated	3.08
State Street Corporation	2.91
US Bancorp	2.78
Arch Capital Group Limited	2.78
Johnson & Johnson	2.75
Fidelity National Financial Incorporated	2.69
The Charles Schwab Corporation	2.63
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Stock initiations occurred across multiple sectors and included The Allstate Corporation; Atmos Energy Corporation; General Mills, Incorporated; IAA Incorporated; Ingredion Incorporated; Stanley Black & Decker, Incorporated; and Unilever PLC. Making room for these holdings, we also eliminated positions across multiple sectors, including Hexcel Corporation, Johnson Controls International plc, Exxon Mobil Corporation, Axalta Coating Systems Limited, Snap-on Incorporated, and Eaton Corporation plc.
Contributors
Both stock selection and sector allocation were broadly additive to performance over the period. From an allocation perspective, 9 out of 11 sectors contributed to relative results. The overweight to financials and industrials and the underweight to utilities benefited the Fund the most. Top-performing stocks included Synchrony Financial, Gildan Activewear Incorporated, and The Charles Schwab Corporation. Synchrony benefited from continued good credit results and government stimulus payments. Gildan has seen a recovery in demand for its imprintable garments off 2020 lows. Although many of its end markets remain depressed, new sources of retail channel demand have emerged that could expand the company’s total addressable market over time. Charles Schwab reported good progress on the integration of its TD Ameritrade, Incorporated, acquisition with little evidence of customer churn or other operational issues. The company is also poised to benefit from any increase in interest rates.
Detractors
From an allocation perspective, the underweight to materials and consumer discretionary detracted slightly from the Fund. Only two stocks had negative performance and a negative contribution to results—IAA, Incorporated, and Becton, Dickinson and Company. IAA, an owner and operator of a leading auction marketplace for the sale of total-loss, damaged, and low-value vehicles, underperformed as

8  |  Wells Fargo C&B Large Cap Value Fund

Performance highlights (unaudited)
Sector allocation as of May 31, 2021[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
investors drove the stock’s valuation down, potentially due to concerns over the sustainability of recent elevated average selling prices, worry about short-term disruption related to winter storms in Texas, or disappointment that management did not provide guidance due to COVID-19-related uncertainty. Becton Dickinson, a developer, manufacturer, and seller of a broad portfolio of medical supplies, devices, and diagnostics, lagged recently due to investor concerns that a significant decline in demand for the company’s COVID-19 rapid antigen test would cause a sharp drop in overall revenues.
Outlook
Markets are clearly forecasting a strong recovery fueled by pent-up consumer demand and ongoing fiscal and monetary stimulus. However, with indexes well above pre-pandemic levels, even a strong recovery may not be enough to sustain further gains. Although investors are prone to forget it in moments of enthusiasm, valuations matter, and large parts of the market seem expensive even relative to optimistic assumptions.

Wells Fargo C&B Large Cap Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2020 to May 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2020	Ending account value 5-31-2021	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,261.34	$ 6.03	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$ 5.39	1.07%
Class C
Actual	$1,000.00	$1,257.29	$10.30	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$ 9.20	1.83%
Class R6
Actual	$1,000.00	$1,264.00	$ 3.67	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$ 3.28	0.65%
Administrator Class
Actual	$1,000.00	$1,262.04	$ 5.58	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$ 4.99	0.99%
Institutional Class
Actual	$1,000.00	$1,263.50	$ 4.23	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$ 3.78	0.75%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Wells Fargo C& B Large Cap Value Fund

Portfolio of investments—May 31, 2021

		Value
Investment companies: 99.93%
Affiliated master portfolio: 99.93%
Wells Fargo C&B Large Cap Value Portfolio		$316,451,986
Total Investment companies (Cost $203,999,902)		316,451,986
Total investments in securities (Cost $203,999,902)	99.93%	316,451,986
Other assets and liabilities, net	0.07	210,336
Total net assets	100.00%	$316,662,322
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	74.98%	76.92%	$25,510,777	$89,716,793	$4,625,966	$4,821	$316,451,986	99.93%
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  11

Statement of assets and liabilities—May 31, 2021

Assets
Investments in affiliated Master Portfolio, at value (cost $203,999,902)	$ 316,451,986
Receivable for Fund shares sold	987,420
Receivable from manager	11,479
Total assets	317,450,885
Liabilities
Payable for Fund shares redeemed	668,181
Administration fees payable	37,745
Distribution fee payable	2,949
Accrued expenses and other liabilities	79,688
Total liabilities	788,563
Total net assets	$316,662,322
Net assets consist of
Paid-in capital	$ 186,225,688
Total distributable earnings	130,436,634
Total net assets	$316,662,322
Computation of net asset value and offering price per share
Net assets – Class A	$ 102,332,229
Shares outstanding – Class A1	5,961,813
Net asset value per share – Class A	$17.16
Maximum offering price per share – Class A2	$18.21
Net assets – Class C	$ 4,718,979
Shares outstanding – Class C1	278,123
Net asset value per share – Class C	$16.97
Net assets – Class R6	$ 47,300,613
Shares outstanding – Class R6[1]	2,743,292
Net asset value per share – Class R6	$17.24
Net assets – Administrator Class	$ 5,980,029
Shares outstanding – Administrator Class[1]	347,592
Net asset value per share – Administrator Class	$17.20
Net assets – Institutional Class	$ 156,330,472
Shares outstanding – Institutional Class[1]	9,067,223
Net asset value per share – Institutional Class	$17.24
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo C& B Large Cap Value Fund

Statement of operations—year ended May 31, 2021

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $97,616)	$ 4,625,966
Affiliated income allocated from affiliated Master Portfolio	4,821
Expenses allocated from affiliated Master Portfolio	(1,760,936)
Waivers allocated from affiliated Master Portfolio	110,822
Total investment income	2,980,673
Expenses
Management fee	128,974
Administration fees
Class A	174,406
Class C	8,056
Class R6	12,257
Administrator Class	7,877
Institutional Class	161,386
Shareholder servicing fees
Class A	207,493
Class C	9,579
Administrator Class	15,131
Distribution fee
Class C	28,737
Custody and accounting fees	12,006
Professional fees	35,337
Registration fees	110,527
Shareholder report expenses	49,529
Trustees’ fees and expenses	21,080
Other fees and expenses	15,218
Total expenses	997,593
Less: Fee waivers and/or expense reimbursements
Fund-level	(418,340)
Class A	(8,305)
Class R6	(4,086)
Administrator Class	(1,212)
Net expenses	565,650
Net investment income	2,415,023
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	25,510,777
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	89,716,793
Net realized and unrealized gains (losses) on investments	115,227,570
Net increase in net assets resulting from operations	$117,642,593
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2021		Year ended May 31, 2020
Operations
Net investment income		$ 2,415,023		$ 3,041,679
Net realized gains on investments		25,510,777		14,162,746
Net change in unrealized gains (losses) on investments		89,716,793		(23,968,868)
Net increase (decrease) in net assets resulting from operations		117,642,593		(6,764,443)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(4,170,269)		(7,751,447)
Class C		(154,865)		(388,806)
Class R6		(2,183,532)		(5,218,989)
Administrator Class		(299,002)		(711,108)
Institutional Class		(6,446,162)		(11,583,308)
Total distributions to shareholders		(13,253,830)		(25,653,658)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	610,000	8,963,843	738,336	9,862,221
Class C	68,098	996,267	84,359	1,159,805
Class R6	281,375	4,009,424	862,015	10,181,197
Administrator Class	19,784	279,674	86,612	1,194,613
Institutional Class	3,644,970	49,931,868	3,591,723	48,556,144
		64,181,076		70,953,980
Reinvestment of distributions
Class A	291,093	4,115,619	529,924	7,655,000
Class C	11,107	154,614	26,971	383,791
Class R6	24,172	343,838	47,617	691,796
Administrator Class	13,379	189,677	34,562	500,228
Institutional Class	451,083	6,414,372	792,083	11,497,247
		11,218,120		20,728,062
Payment for shares redeemed
Class A	(1,092,566)	(14,863,709)	(1,199,143)	(15,487,514)
Class C	(115,785)	(1,529,367)	(192,765)	(2,559,135)
Class R6	(844,970)	(11,496,464)	(2,860,401)	(39,194,686)
Administrator Class	(221,462)	(3,119,176)	(297,032)	(3,913,331)
Institutional Class	(3,426,687)	(47,236,282)	(4,306,577)	(53,511,682)
		(78,244,998)		(114,666,348)
Net decrease in net assets resulting from capital share transactions		(2,845,802)		(22,984,306)
Total increase (decrease) in net assets		101,542,961		(55,402,407)
Net assets
Beginning of period		215,119,361		270,521,768
End of period		$316,662,322		$ 215,119,361
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo C& B Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.49	$13.01	$13.91	$14.54	$12.55
Net investment income	0.10	0.12	0.11	0.09 [1]	0.08
Net realized and unrealized gains (losses) on investments	6.29	(0.33)	0.02	0.87	2.23
Total from investment operations	6.39	(0.21)	0.13	0.96	2.31
Distributions to shareholders from
Net investment income	(0.11)	(0.13)	(0.12)	(0.06)	(0.08)
Net realized gains	(0.61)	(1.18)	(0.91)	(1.53)	(0.24)
Total distributions to shareholders	(0.72)	(1.31)	(1.03)	(1.59)	(0.32)
Net asset value, end of period	$17.16	$11.49	$13.01	$13.91	$14.54
Total return[2]	56.98%	(3.61)%	1.33%	6.29%	18.62%
Ratios to average net assets (annualized)*
Gross expenses	1.24%	1.27%	1.23%	1.21%	1.24%
Net expenses	1.07%	1.07%	1.08%	1.10%	1.15%
Net investment income	0.73%	0.92%	0.83%	0.58%	0.62%
Supplemental data
Portfolio turnover rate[3]	38%	33%	47%	42%	89%
Net assets, end of period (000s omitted)	$102,332	$70,680	$79,172	$85,707	$83,016

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.36	$12.87	$13.75	$14.44	$12.48
Net investment income (loss)	(0.03)	0.02 [1]	0.01 [1]	(0.02) [1]	(0.02)
Net realized and unrealized gains (losses) on investments	6.25	(0.35)	0.03	0.86	2.22
Total from investment operations	6.22	(0.33)	0.04	0.84	2.20
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	0.00	0.00
Net realized gains	(0.61)	(1.18)	(0.91)	(1.53)	(0.24)
Total distributions to shareholders	(0.61)	(1.18)	(0.92)	(1.53)	(0.24)
Net asset value, end of period	$16.97	$11.36	$12.87	$13.75	$14.44
Total return[2]	55.94%	(4.41)%	0.61%	5.46%	17.73%
Ratios to average net assets (annualized)*
Gross expenses	1.99%	2.02%	1.97%	1.96%	1.99%
Net expenses	1.83%	1.83%	1.83%	1.85%	1.90%
Net investment income (loss)	(0.04)%	0.16%	0.07%	(0.16)%	(0.13)%
Supplemental data
Portfolio turnover rate[3]	38%	33%	47%	42%	89%
Net assets, end of period (000s omitted)	$4,719	$3,576	$5,098	$11,031	$8,043

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo C& B Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$11.53	$13.06	$13.97	$14.59	$12.73
Net investment income	0.16 [2]	0.18 [2]	0.18 [2]	0.18 [2]	0.16
Net realized and unrealized gains (losses) on investments	6.32	(0.33)	0.00 [3]	0.85	2.06
Total from investment operations	6.48	(0.15)	0.18	1.03	2.22
Distributions to shareholders from
Net investment income	(0.16)	(0.20)	(0.18)	(0.12)	(0.12)
Net realized gains	(0.61)	(1.18)	(0.91)	(1.53)	(0.24)
Total distributions to shareholders	(0.77)	(1.38)	(1.09)	(1.65)	(0.36)
Net asset value, end of period	$17.24	$11.53	$13.06	$13.97	$14.59
Total return[4]	57.75%	(3.25)%	1.74%	6.76%	17.65%
Ratios to average net assets (annualized)*
Gross expenses	0.82%	0.84%	0.79%	0.77%	0.81%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.70%
Net investment income	1.14%	1.33%	1.27%	1.28%	1.04%
Supplemental data
Portfolio turnover rate[5]	38%	33%	47%	42%	89%
Net assets, end of period (000s omitted)	$47,301	$37,859	$68,366	$110,665	$3,532

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.65%
Year ended May 31, 2017[1]	0.68%

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017
[2]	Calculated based upon average shares outstanding
[3]	Amount is less than $0.005.
[4]	Returns for periods of less than one year are not annualized.
[5]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.51	$13.03	$13.92	$14.56	$12.54
Net investment income	0.11 [1]	0.13 [1]	0.12 [1]	0.10 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	6.30	(0.33)	0.02	0.87	2.24
Total from investment operations	6.41	(0.20)	0.14	0.97	2.34
Distributions to shareholders from
Net investment income	(0.11)	(0.14)	(0.12)	(0.08)	(0.08)
Net realized gains	(0.61)	(1.18)	(0.91)	(1.53)	(0.24)
Total distributions to shareholders	(0.72)	(1.32)	(1.03)	(1.61)	(0.32)
Net asset value, end of period	$17.20	$11.51	$13.03	$13.92	$14.56
Total return	57.12%	(3.56)%	1.44%	6.36%	18.82%
Ratios to average net assets (annualized)*
Gross expenses	1.17%	1.19%	1.15%	1.13%	1.16%
Net expenses	0.99%	0.99%	1.00%	1.00%	1.00%
Net investment income	0.81%	1.00%	0.90%	0.69%	0.77%
Supplemental data
Portfolio turnover rate[2]	38%	33%	47%	42%	89%
Net assets, end of period (000s omitted)	$5,980	$6,167	$9,274	$12,742	$11,467

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo C& B Large Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.53	$13.05	$13.96	$14.58	$12.58
Net investment income	0.15	0.16	0.14	0.13 [1]	0.14
Net realized and unrealized gains (losses) on investments	6.32	(0.33)	0.02	0.89	2.22
Total from investment operations	6.47	(0.17)	0.16	1.02	2.36
Distributions to shareholders from
Net investment income	(0.15)	(0.17)	(0.16)	(0.11)	(0.12)
Net realized gains	(0.61)	(1.18)	(0.91)	(1.53)	(0.24)
Total distributions to shareholders	(0.76)	(1.35)	(1.07)	(1.64)	(0.36)
Net asset value, end of period	$17.24	$11.53	$13.05	$13.96	$14.58
Total return	57.58%	(3.33)%	1.64%	6.68%	19.05%
Ratios to average net assets (annualized)*
Gross expenses	0.91%	0.94%	0.90%	0.88%	0.91%
Net expenses	0.75%	0.75%	0.75%	0.77%	0.80%
Net investment income	1.05%	1.25%	1.17%	0.87%	0.96%
Supplemental data
Portfolio turnover rate[2]	38%	33%	47%	42%	89%
Net assets, end of period (000s omitted)	$156,330	$96,838	$108,613	$135,082	$220,257

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.64%
Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  19

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo C&B Large Cap Value Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2021, the Fund owned 76.92% of Wells Fargo C&B Large Cap Value Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2021 are included in this report and should be read in conjunction with the Fund’s financial statements.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
This shareholder report is not asking you for a proxy. A separate proxy statement with more detailed information about the transaction will be provided to Fund shareholders and should be reviewed carefully.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees

20  |  Wells Fargo C& B Large Cap Value Fund

Notes to financial statements
receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $206,181,382 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$112,452,084
Gross unrealized losses	(2,181,480)
Net unrealized gains	$110,270,604
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2021, the Fund’s investment in an affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal	$316,451,986
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the

Wells Fargo C&B Large Cap Value Fund  |  21

Notes to financial statements
investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2021, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.08%
Class C	1.83
Class R6	0.65
Administrator Class	1.00
Institutional Class	0.75

22  |  Wells Fargo C& B Large Cap Value Fund

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Funds Distributor received $4,161 in contingent deferred sales charges from Class A shares for the year ended May 31, 2021. No front-end sales charges were incurred by Class A shares and no contingent deferred sales charges were incurred by Class C shares for the year ended May 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $92,506,033 and $121,749,291, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2021 and May 31, 2020 were as follows:
	Year ended May 31
	2021	2020
Ordinary income	$4,722,816	$ 6,869,198
Long-term capital gain	8,531,014	18,784,460
As of May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,961,939	$18,204,091	$110,270,604
8. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the financials sector.

Wells Fargo C&B Large Cap Value Fund  |  23

Notes to financial statements
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

24  |  Wells Fargo C& B Large Cap Value Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Large Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

Wells Fargo C&B Large Cap Value Fund  |  25

Portfolio of investments—May 31, 2021

	Shares	Value
Common stocks: 95.09%
Communication services: 7.11%
Diversified telecommunication services: 2.54%
Verizon Communications Incorporated	185,100	$ 10,456,299
Entertainment: 2.62%
Activision Blizzard Incorporated	110,900	10,785,023
Media: 1.95%
Omnicom Group Incorporated	97,300	8,001,952
Consumer discretionary: 5.56%
Household durables: 1.90%
Whirlpool Corporation	33,000	7,823,970
Textiles, apparel & luxury goods: 3.66%
Gildan Activewear Incorporated	278,700	10,077,792
HanesBrands Incorporated	255,000	4,982,700
		15,060,492
Consumer staples: 7.16%
Food products: 2.92%
General Mills Incorporated	131,100	8,240,946
Ingredion Incorporated	39,470	3,746,887
		11,987,833
Personal products: 2.27%
Unilever plc ADR	155,900	9,349,323
Tobacco: 1.97%
Philip Morris International Incorporated	84,100	8,109,763
Energy: 0.98%
Energy equipment & services: 0.98%
Schlumberger Limited	129,100	4,044,703
Financials: 33.02%
Banks: 5.81%
JPMorgan Chase & Company	43,800	7,193,712
PNC Financial Services Group Incorporated	27,100	5,275,828
US Bancorp	188,200	11,438,796
		23,908,336
Capital markets: 10.28%
Brookfield Asset Management Incorporated Class A	276,100	13,898,874
Intercontinental Exchange Incorporated	49,500	5,587,560
State Street Corporation	137,800	11,985,844
The Charles Schwab Corporation	146,500	10,819,025
		42,291,303
Consumer finance: 1.68%
Synchrony Financial	145,800	6,912,378
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo C& B Large Cap Value Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Diversified financial services: 2.42%
Berkshire Hathaway Incorporated Class B †	34,350	$ 9,942,264
Insurance: 12.83%
Alleghany Corporation †	11,600	8,312,212
Arch Capital Group Limited †	286,400	11,424,496
Chubb Limited	62,900	10,692,371
Fidelity National Financial Incorporated	236,000	11,089,640
Progressive Corporation	70,197	6,955,119
The Allstate Corporation	31,600	4,316,876
		52,790,714
Health care: 12.66%
Health care equipment & supplies: 4.33%
Becton Dickinson & Company	41,140	9,951,355
Medtronic plc	62,200	7,873,898
		17,825,253
Health care providers & services: 5.58%
HCA Healthcare Incorporated	40,600	8,720,474
Laboratory Corporation of America Holdings †	22,000	6,038,560
UnitedHealth Group Incorporated	19,880	8,188,970
		22,948,004
Pharmaceuticals: 2.75%
Johnson & Johnson	66,950	11,331,288
Industrials: 17.11%
Air freight & logistics: 1.45%
United Parcel Service Incorporated Class B	27,700	5,944,420
Commercial services & supplies: 2.22%
IAA Incorporated †	160,540	9,145,964
Electrical equipment: 1.38%
AMETEK Incorporated	41,900	5,660,690
Industrial conglomerates: 1.18%
3M Company	23,950	4,862,808
Machinery: 4.60%
Colfax Corporation †	218,800	9,670,960
Stanley Black & Decker Incorporated	17,960	3,893,728
Woodward Incorporated	42,250	5,373,355
		18,938,043
Professional services: 3.09%
Leidos Holdings Incorporated	123,570	12,696,818
Trading companies & distributors: 3.19%
AerCap Holdings NV †	222,500	13,127,500
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Portfolio  |  27

Portfolio of investments—May 31, 2021

	Shares	Value
Information technology: 7.25%
Electronic equipment, instruments & components: 5.34%
Arrow Electronics Incorporated †	124,300	$ 14,957,019
TE Connectivity Limited	51,660	7,009,229
		21,966,248
IT services: 1.91%
Amdocs Limited	100,700	7,864,670
Materials: 1.19%
Metals & mining: 1.19%
Reliance Steel & Aluminum Company	29,090	4,889,156
Real estate: 1.07%
Real estate management & development: 1.07%
CBRE Group Incorporated Class A †	50,300	4,415,334
Utilities: 1.98%
Gas utilities: 1.98%
Atmos Energy Corporation	82,110	8,142,849
Total Common stocks (Cost $242,230,582)		391,223,398

		Yield
Short-term investments: 4.88%
Investment companies: 4.88%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	20,061,602	20,061,602
Total Short-term investments (Cost $20,061,602)				20,061,602
Total investments in securities (Cost $262,292,184)	99.97%			411,285,000
Other assets and liabilities, net	0.03			113,870
Total net assets	100.00%			$411,398,870

†	Non-income-earning security
♠	The issuer is an affiliate of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo C& B Large Cap Value Portfolio

Portfolio of investments—May 31, 2021

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	$6,370,055	$124,207,109	$(110,515,562)	$0	$0	$20,061,602	4.88%	20,061,602	$6,330
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Portfolio  |  29

Statement of assets and liabilities—May 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $242,230,582)	$ 391,223,398
Investments in affiliated securites, at value (cost $20,061,602)	20,061,602
Receivable for dividends	467,407
Receivable for investments sold	387,510
Prepaid expenses and other assets	47,162
Total assets	412,187,079
Liabilities
Payable for investments purchased	576,921
Advisory fee payable	211,288
Total liabilities	788,209
Total net assets	$411,398,870
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo C& B Large Cap Value Portfolio

Statement of operations—year ended May 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $127,991)	$ 6,054,864
Income from affiliated securities	6,330
Total investment income	6,061,194
Expenses
Advisory fee	2,194,057
Custody and accounting fees	20,544
Professional fees	44,423
Interest holder report expenses	9,173
Trustees’ fees and expenses	19,199
Other fees and expenses	18,002
Total expenses	2,305,398
Less: Fee waivers and/or expense reimbursements	(145,096)
Net expenses	2,160,302
Net investment income	3,900,892
Realized and unrealized gains (losses) on investments
Net realized gains on investments	33,139,971
Net change in unrealized gains (losses) on investments	117,846,464
Net realized and unrealized gains (losses) on investments	150,986,435
Net increase in net assets resulting from operations	$154,887,327
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Portfolio  |  31

Statement of changes in net assets

	Year ended May 31, 2021	Year ended May 31, 2020
Operations
Net investment income	$ 3,900,892	$ 4,668,688
Net realized gains on investments	33,139,971	14,608,307
Net change in unrealized gains (losses) on investments	117,846,464	(25,082,549)
Net increase (decrease) in net assets resulting from operations	154,887,327	(5,805,554)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	49,283,346	41,745,884
Withdrawals	(79,684,157)	(99,923,052)
Net decrease in net assets resulting from capital transactions	(30,400,811)	(58,177,168)
Total increase (decrease) in net assets	124,486,516	(63,982,722)
Net assets
Beginning of period	286,912,354	350,895,076
End of period	$411,398,870	$286,912,354
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo C& B Large Cap Value Portfolio

Financial highlights
	Year ended May 31
	2021	2020	2019	2018	2017
Total return	57.96%	(3.40)%	1.80%	6.65%	19.17%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.68%	0.67%	0.67%	0.68%
Net expenses[1]	0.64%	0.64%	0.65%	0.66%	0.68%
Net investment income	1.16%	1.36%	1.27%	1.02%	1.09%
Supplemental data
Portfolio turnover rate	38%	33%	47%	42%	89%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Portfolio  |  33

Notes to financial statements
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio's advisory agreement and subadvisory agreement. The Portfolio's Board of Trustees approved a new advisory and new subadvisory agreement and approved submitting the agreements to the Portfolio’s interest holders for approval at a special meeting of interest holders expected to be held on August 16, 2021. Interest holders of record of the Portfolio at the close of business on May 28, 2021 are entitled to vote at the meeting. If interest holders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund

34  |  Wells Fargo C& B Large Cap Value Portfolio

Notes to financial statements
are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $267,019,371 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$149,220,053
Gross unrealized losses	(4,954,424)
Net unrealized gains	$144,265,629
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo C&B Large Cap Value Portfolio  |  35

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 29,243,274	$0	$0	$ 29,243,274
Consumer discretionary	22,884,462	0	0	22,884,462
Consumer staples	29,446,919	0	0	29,446,919
Energy	4,044,703	0	0	4,044,703
Financials	135,844,995	0	0	135,844,995
Health care	52,104,545	0	0	52,104,545
Industrials	70,376,243	0	0	70,376,243
Information technology	29,830,918	0	0	29,830,918
Materials	4,889,156	0	0	4,889,156
Real estate	4,415,334	0	0	4,415,334
Utilities	8,142,849	0	0	8,142,849
Short-term investments
Investment companies	20,061,602	0	0	20,061,602
Total assets	$411,285,000	$0	$0	$411,285,000
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.650%
Next $500 million	0.625
Next $1 billion	0.600
Next $2 billion	0.575
Next $4 billion	0.550
Next $4 billion	0.525
Next $4 billion	0.500
Over $16 billion	0.475
For the year ended May 31, 2021, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., which is not an affiliate of the Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.38% and declining to 0.30% as the average daily net assets of the Portfolio increase.

36  |  Wells Fargo C& B Large Cap Value Portfolio

Notes to financial statements
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $120,137,705 and $158,115,962, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2021, the Portfolio did not have any securities on loan.
7. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Portfolio under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the financials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years,

Wells Fargo C&B Large Cap Value Portfolio  |  37

Notes to financial statements
and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's investment adviser, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

38  |  Wells Fargo C& B Large Cap Value Portfolio

To the Interest Holders of the Portfolio and Board of Trustees
Wells Fargo Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Large Cap Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

Wells Fargo C&B Large Cap Value Portfolio  |  39

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 73% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, $8,531,014 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $4,171,274 of income dividends paid during the fiscal year ended May 31, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2021, $44,802 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2021, $2,277,471 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

40  |  Wells Fargo C& B Large Cap Value Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo C&B Large Cap Value Fund  |  41

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42  |  Wells Fargo C& B Large Cap Value Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo C&B Large Cap Value Fund  |  43

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund and the Portfolio, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 17-19, 2021, the Board received and reviewed a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the Report discussed the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during the stressed market conditions caused by the onset of the COVID-19 pandemic. No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. As applicable to the Fund and the Portfolio, there were no material changes to the Program during the Reporting Period.
Funds Management concluded in the Report that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

44  |  Wells Fargo C& B Large Cap Value Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo C&B Large Cap Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).
At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo C&B Large Cap Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Cooke & Bieler L.P. (the “Sub-Adviser”) for the Master Portfolio.
The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.
The Boards noted that Wells Fargo & Company (“Wells Fargo”) recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, each Board separately considered for approval a new investment management agreement with Funds Management and, with respect to the Master Portfolio, the Master Trust Board considered for approval a new sub-advisory agreement with the Sub-Adviser (collectively, the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of each respective New Agreement by each Fund’s shareholders. The Boards also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser, as applicable, to continue providing services to the Funds while the Funds continue to seek shareholder approval of the New Agreements. The Boards noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

Wells Fargo C&B Large Cap Value Fund  |  45

Board considerations (unaudited)
After its deliberations, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after its deliberations, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management is a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates. The Boards also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Funds.
Fund investment performance and expenses
The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the one-, three-, five- and ten-year periods ended December 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than or in range of its benchmark index, the Russell 1000® Value Index, for all periods ended December 31, 2020.
The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.
The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or in range of the median net operating expense ratios of its expense Groups for each share class.
With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

46  |  Wells Fargo C& B Large Cap Value Fund

Board considerations (unaudited)
The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management, advisory and sub-advisory fee rates
The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.
The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).
The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for each share class, and higher than the sum of these average rates for the Gateway Fund’s expense Groups for Class R6.
The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.
The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.
The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Wells Fargo C&B Large Cap Value Fund  |  47

Board considerations (unaudited)
Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.
Economies of scale
The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders of the Funds. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term.

48  |  Wells Fargo C& B Large Cap Value Fund

Board considerations (unaudited)
Board Considerations - New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees of Wells Fargo Funds Trust (“Funds Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) and the Board of Trustees of Wells Fargo Master Trust (“Master Trust”, and the series identified below in which each Fund invests substantially all of its assets, a “Master Portfolio”) approved the continuation of the current investment advisory agreement (the “Current Advisory Agreement”) with Funds Management, the current sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), and the current sub-advisory agreements with Cooke & Bieler, L.P. (“C&B”) and Peregrine Capital Management, LLC (“Peregrine”, and together with C&B, the “Unaffiliated Sub-Advisers”)(collectively, the “Current Agreements”).
Funds Trust	Master Trust
Wells Fargo C&B Large Cap Value Fund	Wells Fargo C&B Large Cap Value Portfolio
Wells Fargo Core Bond Fund	Wells Fargo Core Bond Portfolio
Wells Fargo Emerging Growth Fund	Wells Fargo Emerging Growth Portfolio
Wells Fargo Index Fund	Wells Fargo Index Portfolio
Wells Fargo Real Return Fund	Wells Fargo Real Return Portfolio
Wells Fargo Small Company Growth Fund	Wells Fargo Small Company Growth Portfolio
Wells Fargo Small Company Value Fund	Wells Fargo Small Company Value Portfolio
Each Trustee on the Funds Trust Board and the Master Trust Board of Trustees (collectively, the “Boards”) is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds or the Master Portfolios (collectively, the “Independent Trustees”). The process followed by the Boards in considering and approving the continuation of each Fund’s and Master Portfolio’s Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Funds Management and Wells Capital, which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Boards also approved, as applicable: (i) for Funds Trust, a new investment management agreement with Funds Management (the “New Investment Management Agreement”); (ii) for the Master Trust, a new advisory agreement with Funds Management (the “New Advisory Agreement”); (iii) for Master Trust, a new sub-advisory agreement (the “New WellsCap Sub-Advisory Agreement”) with Wells Capital for Emerging Growth Portfolio, Index Portfolio, Small Company Value Portfolio, Core Bond Portfolio and Real Return Portfolio; (iv) for Master Trust, a new sub-advisory agreement (the “New Peregrine Sub-Advisory Agreement”) with Peregrine for Small Company Growth Portfolio; and (v) for Master Trust, a new sub-advisory agreement (the “New C&B Sub-Advisory Agreement”) with C&B for the C&B Large Cap Value Portfolio, each of which is intended to go into effect upon the closing (the “New Agreements”). The process followed by the Boards in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Boards reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Boards considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Boards.
In providing information to the Boards in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Boards considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management, as well as with Wells Capital and the Unaffiliated Sub-Advisers (collectively, the “Sub-Advisers”), about various topics. In this regard, the Boards review reports of Funds Management at each of their regular

Wells Fargo C&B Large Cap Value Fund  |  49

Board considerations (unaudited)
Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year. The Boards were assisted in their evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Boards in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds and Master Portfolios.
■	Impact of the Transaction on the Funds and their Shareholders and the Master Portfolios and their Interest Holders: (i) information regarding anticipated benefits to the Funds and the Master Portfolios as a result of the Transaction; (ii) a commitment that the Funds and Master Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers and the Unaffiliated Sub-Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s or Master Portfolio’s current investment objectives and principal investments strategies, as applicable; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds or the Master Portfolios as a result of the Transaction.
With respect to the New Agreements, the Boards considered: (i) a representation that, after the closing, all of the Funds and Master Portfolios will continue to be managed and advised by their current Advisers and Unaffiliated Sub-Advisers, as applicable, and that the same portfolio managers are expected to continue to manage the Funds or Master Portfolios, as applicable, after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds or the Master Portfolios by the Advisers and Unaffiliated Sub-Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders and the Master Portfolios and their interest holders in connection with the New Agreement Approval Process, the Boards considered information furnished at prior meetings of the Boards and their committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Boards received information about complex-wide and individual Fund and Master Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund or Master Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s and Master Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers and the Unaffiliated Sub-Advisers, to each Fund or Master Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s) or Master Portfolio(s) as applicable; and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the respective New Agreements is reasonable, approved the respective New Agreements for a two-year term, and

50  |  Wells Fargo C& B Large Cap Value Fund

Board considerations (unaudited)
voted to recommend that Fund shareholders approve the New Agreements. The Boards considered the approval of the New Agreements as part of their consideration of agreements for funds and master portfolios across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds and Master Portfolios by Funds Management and the Sub-Advisers under the Current Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Agreements, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and Wells Capital’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ and Master Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the Master Portfolios. The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Boards considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Boards received assurances from Funds Management that each Fund and Master Portfolio will continue to be advised by its current Sub-Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds and Master Portfolios, respectively, after the closing. With respect to the recruitment and retention of key personnel, the Boards noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Boards recognized that the personnel of the Advisers who had been extended offers may not accept such offers, and personnel changes at the Advisers or the Unaffiliated Sub-Advisers may occur in the future in the ordinary course.
In addition, the Boards considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds and Master Portfolios, as applicable, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Boards also considered the business-related and other risks to which the Advisers and the Unaffiliated Sub-Advisers may be subject in managing the Funds and Master Portfolios, as applicable, and in connection with the Transaction. The Boards also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Boards considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Boards also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers or the Unaffiliated Sub-Advisers to the Funds and their shareholders or to the Master Portfolios and their interest holders, as applicable.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Boards considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Boards received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
The Master Trust Board of Trustees took note of the investment performance of the Master Portfolios in the context of reviewing the investment performance of the Funds.

Wells Fargo C&B Large Cap Value Fund  |  51

Board considerations (unaudited)
In connection with the 2021 Annual Approval Process, the Boards also received and considered information regarding each Fund’s and Portfolio’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Boards considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to each Fund (the “Groups”). The Boards received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
With respect to the Master Portfolios, the Master Trust Board of Trustees reviewed the fee rates that are payable to Funds Management for investment advisory services, which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
In connection with the New Agreement Approval Process, the Boards received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Boards took into account each Fund’s and Master Portfolio’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management, advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust noted that Funds Management receives no advisory fees from a Fund as long as the Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including allocating the Fund’s assets among the Master Portfolios.
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust reviewed and considered the contractual fee rates that are payable by each Fund to Funds Management under the Fund’s Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and subtransfer agency costs (collectively, the “Management Rates”). The Master Trust Board of Trustees reviewed and considered the contractual investment advisory fee rate that is payable by each Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board of Trustees also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).
Among other information reviewed by the Boards in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Boards noted the assurances received by it that there would be no increases to any of the Management Rates, the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Boards also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on their consideration of the factors and information it deemed relevant, including those described here, the Boards determined that the compensation payable to Funds Management under the New Management Agreement and the New Advisory Agreement and payable to the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Boards noted that Wells Capital’s profitability information with respect to providing services to each Fund

52  |  Wells Fargo C& B Large Cap Value Fund

Board considerations (unaudited)
and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Boards did not consider profitability with respect to the Unaffiliated Sub-Advisers, as the sub-advisory fees paid to the Unaffiliated Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Boards received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Boards considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Boards considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Boards noted that if the New Agreements are approved by shareholders and the Transaction closes, the Boards will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements with the Advisers.
Economies of scale
In connection with the 2021 Annual Approval Process, the Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds and the Master Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Boards noted the existence of breakpoints in each Fund’s management fee structure and each Master Portfolio’s advisory fee structure, which operate generally to reduce each Fund’s and Master Portfolio’s and expense ratios as they grows in size, and the size of each Fund and Master Portfolio and in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee and advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Boards noted that NewCo and the Advisers may benefit from possible growth of the Funds and Master Portfolios resulting from enhanced distribution capabilities. However, the Boards noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Boards in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Boards concluded that Funds Management’s arrangements with respect to each Fund and Master Portfolio, including contractual breakpoints and expense limitation arrangements, constitute a reasonable approach to sharing potential economies of scale with the Fund and its shareholders and the Master Portfolio and its interest holders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers as a result of their relationships with the Funds and the Master Portfolios, as applicable. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and Master Portfolios and benefits potentially derived from an increase in Funds Management’s and the Wells Capital’s business as a result of their relationships with the Funds and the Master Portfolios. The Boards noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Boards also reviewed information about any soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Boards received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers. The information reviewed by the Boards also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of

Wells Fargo C&B Large Cap Value Fund  |  53

Board considerations (unaudited)
the Funds and Master Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Boards did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital and the Unaffiliated Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

54  |  Wells Fargo C& B Large Cap Value Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo C&B Large Cap Value Fund  |  55

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0621-00758 07-21
A280/AR280 05-21

Annual Report
May 31, 2021
Wells Fargo
Emerging Growth Fund

Reduce clutter.
Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery
The views expressed and any forward-looking statements are as of May 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Emerging Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Emerging Growth Fund for the 12-month period that ended May 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.32%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 42.78%, while the MSCI EM Index (Net),3 had stronger performance, with a 51.00% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.40%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.84%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.74%, and the ICE BofA U.S. High Yield Index,7 returned 15.18%.
The COVID-19 lockdown began over a year ago.
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Emerging Growth Fund

Letter to shareholders (unaudited)
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve Board’s (Fed’s) announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The calendar year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Emerging Growth Fund  |  3

Letter to shareholders (unaudited)
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 billion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses are experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Emerging Growth Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser for the affiliated master portfolio*
Wells Capital Management Incorporated
Portfolio managers	Robert Gruendyke, CFA®‡†, David Nazaret, CFA®‡†, Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of May 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WEMAX)	3-31-2008	44.41	21.97	13.61	53.22	23.43	14.29	1.35	1.28
Class C (WEMCX)	3-31-2008	51.19	22.54	13.45	52.19	22.54	13.45	2.10	2.03
Class R6 (WEGRX)[3]	7-31-2018	–	–	–	53.85	24.03	14.83	0.92	0.85
Administrator Class (WFGDX)	1-31-2007	–	–	–	53.31	23.56	14.44	1.27	1.20
Institutional Class (WEMIX)	3-31-2008	–	–	–	53.75	23.95	14.79	1.02	0.90
Russell 2000® Growth Index[4]	–	–	–	–	50.14	17.57	12.76	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.28% for Class A, 2.03% for Class C, 0.85% for Class R6, 1.20% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
†	Mr. Gruendyke and Mr. Nazaret became portfolio managers of the Fund on July 28, 2020.

6  |  Wells Fargo Emerging Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Emerging Growth Fund  |  7

Performance highlights (unaudited)

8  |  Wells Fargo Emerging Growth Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2021.
■	Relative performance contributions came from select medical device and biotech stocks within health care as well as select stocks within consumer discretionary.
■	Detractors from the Fund mainly stemmed from specialty insurance stocks within financials and stocks within industrials.
Stimulus measures helped support a strong economic recovery.
Following one of the most discordant periods in decades, the markets welcomed one of the strongest economic recoveries ever aided by overwhelming monetary and fiscal accommodation. After injecting a number of stimulus measures, economic data gradually improved over the course of 2020. Late in the year, the economy hit an inflection point after several vaccination approvals from key drug makers were announced. Further cyclical strength was propelled by the Democratic sweep of the presidency and both chambers of Congress, as many believed additional fiscal stimulus would be easier to pass with a Democratic majority. These dynamics spawned one of the biggest rotations from growth to value on record, abetted by much faster gross domestic product growth, higher interest rates along with a steeping yield curve, and unprecedented positive earnings revisions for the broad-based market. While we expected this dynamic to unfold during the recovery and fully understand its general premise, we remain fully confident in the structural advantages of the growth stocks we own and the favorable backdrop around secular tailwinds like the digitization of the economy.
Ten largest holdings (%) as of May 31, 2021[1]
Shockwave Medical Incorporated	3.24
ASGN Incorporated	3.12
Rapid7 Incorporated	2.70
Vericel Corporation	2.64
Crocs Incorporated	2.52
Rexnord Corporation	2.40
Q2 Holdings Incorporated	2.33
Boot Barn Holdings Incorporated	2.25
Novanta Incorporated	2.10
Freshpet Incorporated	2.05
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Health care and consumer discretionary served as contributors to the Fund.
Within health care, select biotechnology holdings and medical device stocks were rewarded for their durable business models and solid fundamentals. Strength in the Fund came from ShockWave Medical Incorporated, a medical device company focused on developing and commercializing products in the cardiovascular industry. The stock rallied sharply after beating revenue expectations, highlighting a significant sequential improvement in its business as volumes surpassed pre-COVID-19 levels. Within biotech, Vericel Corporation, a commercial stage regenerative medicine company, rose sharply after the company delivered better-than-expected revenue growth from its MACI segment, a product used for cartilage repair. Stocks within consumer discretionary rose sharply as several retailers garnered increased traffic as they reopened doors during the period. Notable strength in the sector came from Fiverr International Limited, which operates a two-sided e-commerce marketplace connecting businesses with freelancers. The stock rallied strongly after generating strength in virtually all areas of its business as demand for its solutions was pervasive with more people working from home.
Financials and industrials stocks hindered relative performance.
Weakness in the Fund came mainly from select stocks within the financials and industrials sectors. Within financials, eHealth Incorporated*, an online health insurance provider, fell due to weakness from its individual, family, and small business segment. Within industrials, our underweight to several of the more cyclical constituents within the index hindered performance as housing-related stocks, machinery, and select alternative energy names rallied strongly during the period. Mercury Systems Incorporated, a defense electronics supplier, underperformed given their more defensive nature and lingering concerns around the defense budget. Additional weakness came from the technology sector as select software stocks sold off late in the period with many investors taking profits in stocks that were perceived as “COVID-19 winners” throughout 2020.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Emerging Growth Fund  |  9

Performance highlights (unaudited)
Sector allocation as of May 31, 2021[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
Looking ahead, we are guardedly optimistic
We continue to have conviction in our investments surrounding the digitization of our economy. As we have highlighted over the past few years, this trend has been personified within stocks that fall into our software-as-a-service (SaaS), cloud computing, online/e-commerce, digital payments, the internet of things, and innovation (SCODIi). We believe the digital movement is in its infancy and has proven its resiliency amid the economic turmoil in 2020. Specifically, we have targeted companies across the portfolio that are extracting value from SCODIi. Even before the pandemic, the confluence of these trends had already achieved the critical mass to transform entire industries. Today, behavioral changes following the onset of the pandemic have only accelerated these advances. Importantly, we have exposure beyond the technology space as companies in most economic sectors are harnessing these drivers into the backbone of their business.
Through opportunity cost investing, we continue to maximize our opportunities based on our criteria of robust, sustainable, and underappreciated growth. We proudly adhere to our bottom-up process and believe that it is a key to our success. One of our key mantras is we go where the underappreciated growth will be, and we combine that with a diversified approach to portfolio construction that enhances opportunities. This philosophy has helped us generate strong returns over time.

10  |  Wells Fargo Emerging Growth Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2020 to May 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2020	Ending account value 5-31-2021	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,108.10	$ 6.67	1.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$ 6.39	1.27%
Class C
Actual	$1,000.00	$1,104.21	$10.65	2.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.81	$10.20	2.03%
Class R6
Actual	$1,000.00	$1,110.87	$ 4.47	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$ 4.28	0.85%
Administrator Class
Actual	$1,000.00	$1,108.70	$ 6.31	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$ 6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,110.69	$ 4.74	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$ 4.53	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

Wells Fargo Emerging Growth Fund  |  11

Portfolio of investments—May 31, 2021

		Value
Investment companies: 99.93%
Affiliated master portfolio: 99.93%
Wells Fargo Emerging Growth Portfolio		$911,598,606
Total Investment companies (Cost $517,077,569)		911,598,606
Total investments in securities (Cost $517,077,569)	99.93%	911,598,606
Other assets and liabilities, net	0.07	605,670
Total net assets	100.00%	$912,204,276
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Emerging Growth Portfolio	91.59%	95.20%	$164,596,232	$172,105,999	$983,917	$247,659	$911,598,606	99.93%
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Emerging Growth Fund

Statement of assets and liabilities—May 31, 2021

Assets
Investments in affiliated Master Portfolio, at value (cost $517,077,569)	$ 911,598,606
Receivable for Fund shares sold	1,150,251
Receivable from manager	28,462
Prepaid expenses and other assets	18,902
Total assets	912,796,221
Liabilities
Payable for Fund shares redeemed	345,225
Administration fees payable	111,521
Shareholder report expenses payable	56,783
Shareholder servicing fees payable	50,596
Distribution fee payable	1,463
Accrued expenses and other liabilities	26,357
Total liabilities	591,945
Total net assets	$912,204,276
Net assets consist of
Paid-in capital	$ 446,780,259
Total distributable earnings	465,424,017
Total net assets	$912,204,276
Computation of net asset value and offering price per share
Net assets – Class A	$ 210,837,646
Shares outstanding – Class A1	11,679,940
Net asset value per share – Class A	$18.05
Maximum offering price per share – Class A2	$19.15
Net assets – Class C	$ 2,337,546
Shares outstanding – Class C1	162,269
Net asset value per share – Class C	$14.41
Net assets – Class R6	$ 21,729,307
Shares outstanding – Class R6[1]	1,052,948
Net asset value per share – Class R6	$20.64
Net assets – Administrator Class	$ 28,730,324
Shares outstanding – Administrator Class[1]	1,513,677
Net asset value per share – Administrator Class	$18.98
Net assets – Institutional Class	$ 648,569,453
Shares outstanding – Institutional Class[1]	31,558,046
Net asset value per share – Institutional Class	$20.55
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  13

Statement of operations—year ended May 31, 2021

Investment income
Dividends allocated from affiliated Master Portfolio	$ 983,917
Affiliated income allocated from affiliated Master Portfolio	247,659
Expenses allocated from affiliated Master Portfolio	(6,652,008)
Total investment income	(5,420,432)
Expenses
Management fee	411,876
Administration fees
Class A	407,505
Class C	4,279
Class R6	6,700
Administrator Class	34,539
Institutional Class	752,391
Shareholder servicing fees
Class A	484,730
Class C	5,090
Administrator Class	66,300
Distribution fee
Class C	15,270
Custody and accounting fees	24,760
Professional fees	33,973
Registration fees	73,287
Shareholder report expenses	69,204
Trustees’ fees and expenses	21,080
Other fees and expenses	14,512
Total expenses	2,425,496
Less: Fee waivers and/or expense reimbursements
Fund-level	(545,475)
Class A	(23,158)
Administrator Class	(8)
Institutional Class	(289,381)
Net expenses	1,567,474
Net investment loss	(6,987,906)
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	164,596,232
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	172,105,999
Net realized and unrealized gains (losses) on investments	336,702,231
Net increase in net assets resulting from operations	$329,714,325
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Emerging Growth Fund

Statement of changes in net assets

	Year ended May 31, 2021		Year ended May 31, 2020
Operations
Net investment loss		$ (6,987,906)		$ (5,696,248)
Net realized gains on investments		164,596,232		87,082,930
Net change in unrealized gains (losses) on investments		172,105,999		4,916,772
Net increase in net assets resulting from operations		329,714,325		86,303,454
Distributions to shareholders from
Net investment income and net realized gains
Class A		(40,824,693)		(7,796,239)
Class C		(488,552)		(97,557)
Class R6		(4,264,478)		(245,756)
Administrator Class		(5,278,969)		(1,143,908)
Institutional Class		(104,301,425)		(28,466,003)
Total distributions to shareholders		(155,158,117)		(37,749,463)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	594,602	10,958,344	270,025	3,503,910
Class C	67,936	1,035,606	14,056	158,468
Class R6	203,245	4,206,281	1,351,041	21,252,448
Administrator Class	354,817	6,842,617	185,559	2,546,018
Institutional Class	8,415,847	166,124,291	7,701,460	113,827,845
		189,167,139		141,288,689
Reinvestment of distributions
Class A	2,332,324	38,903,166	556,631	7,609,147
Class C	36,568	488,552	8,439	97,557
Class R6	68,148	1,296,851	16,154	244,735
Administrator Class	299,668	5,253,185	80,016	1,137,821
Institutional Class	5,494,647	104,178,513	1,832,144	27,683,692
		150,120,267		36,772,952
Payment for shares redeemed
Class A	(1,365,780)	(24,392,486)	(1,506,830)	(19,951,780)
Class C	(71,196)	(1,109,781)	(45,564)	(513,234)
Class R6	(409,558)	(8,565,269)	(177,590)	2,654,701
Administrator Class	(528,979)	(9,983,853)	(557,050)	(7,634,612)
Institutional Class	(11,301,966)	(220,272,610)	(19,569,429)	(282,480,504)
		(264,323,999)		(313,234,831)
Net increase (decrease) in net assets resulting from capital share transactions		74,963,407		(135,173,190)
Total increase (decrease) in net assets		249,519,615		(86,619,199)
Net assets
Beginning of period		662,684,661		749,303,860
End of period		$ 912,204,276		$ 662,684,661
The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.71	$13.51	$17.04	$14.57	$12.55
Net investment loss	(0.20) [1]	(0.17)	(0.16) [1]	(0.15)	(0.10) [1]
Net realized and unrealized gains (losses) on investments	7.69	2.13	(0.19)	4.57	2.96
Total from investment operations	7.49	1.96	(0.35)	4.42	2.86
Distributions to shareholders from
Net realized gains	(4.15)	(0.76)	(3.18)	(1.95)	(0.84)
Net asset value, end of period	$18.05	$14.71	$13.51	$17.04	$14.57
Total return[2]	53.22%	14.97%	(0.84)%	32.91%	23.39%
Ratios to average net assets (annualized)*
Gross expenses	1.35%	1.36%	1.35%	1.36%	1.36%
Net expenses	1.27%	1.27%	1.29%	1.35%	1.35%
Net investment loss	(1.12)%	(1.08)%	(1.06)%	(1.01)%	(0.72)%
Supplemental data
Portfolio turnover rate[3]	48%	55%	71%	47%	115%
Net assets, end of period (000s omitted)	$210,838	$148,866	$145,898	$153,526	$129,724

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Emerging Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.40	$11.58	$15.19	$13.28	$11.58
Net investment loss	(0.28) [1]	(0.21) [1]	(0.25) [1]	(0.25) [1]	(0.19) [1]
Net realized and unrealized gains (losses) on investments	6.44	1.79	(0.18)	4.11	2.73
Total from investment operations	6.16	1.58	(0.43)	3.86	2.54
Distributions to shareholders from
Net realized gains	(4.15)	(0.76)	(3.18)	(1.95)	(0.84)
Net asset value, end of period	$14.41	$12.40	$11.58	$15.19	$13.28
Total return[2]	52.19%	14.16%	(1.55)%	31.82%	22.56%
Ratios to average net assets (annualized)*
Gross expenses	2.10%	2.11%	2.10%	2.11%	2.11%
Net expenses	2.03%	2.03%	2.04%	2.10%	2.10%
Net investment loss	(1.89)%	(1.84)%	(1.78)%	(1.76)%	(1.46)%
Supplemental data
Portfolio turnover rate[3]	48%	55%	71%	47%	115%
Net assets, end of period (000s omitted)	$2,338	$1,599	$1,761	$4,190	$3,328

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2021	2020	2019 [1]
Net asset value, beginning of period	$16.34	$14.86	$18.70
Net investment loss	(0.14)	(0.10) [2]	(0.07) [2]
Net realized and unrealized gains (losses) on investments	8.59	2.34	(0.59)
Total from investment operations	8.45	2.24	(0.66)
Distributions to shareholders from
Net realized gains	(4.15)	(0.76)	(3.18)
Net asset value, end of period	$20.64	$16.34	$14.86
Total return[3]	53.85%	15.51%	(2.35)%
Ratios to average net assets (annualized)*
Gross expenses	0.92%	0.93%	0.92%
Net expenses	0.85%	0.85%	0.85%
Net investment loss	(0.68)%	(0.67)%	(0.51)%
Supplemental data
Portfolio turnover rate[4]	48%	55%	71%
Net assets, end of period (000s omitted)	$21,729	$19,458	$22

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019[1]	0.81%

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Emerging Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.31	$14.02	$17.54	$14.93	$12.82
Net investment loss	(0.20) [1]	(0.14) [1]	(0.15) [1]	(0.14) [1]	(0.07) [1]
Net realized and unrealized gains (losses) on investments	8.02	2.19	(0.19)	4.70	3.02
Total from investment operations	7.82	2.05	(0.34)	4.56	2.95
Distributions to shareholders from
Net realized gains	(4.15)	(0.76)	(3.18)	(1.95)	(0.84)
Net asset value, end of period	$18.98	$15.31	$14.02	$17.54	$14.93
Total return	53.31%	15.07%	(0.75)%	33.06%	23.60%
Ratios to average net assets (annualized)*
Gross expenses	1.27%	1.28%	1.27%	1.28%	1.26%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss	(1.05)%	(1.01)%	(0.94)%	(0.86)%	(0.48)%
Supplemental data
Portfolio turnover rate[2]	48%	55%	71%	47%	115%
Net assets, end of period (000s omitted)	$28,730	$21,250	$23,549	$52,335	$50,865

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$16.29	$14.83	$18.30	$15.46	$13.20
Net investment loss	(0.15)	(0.11) [1]	(0.13)	(0.09)	(0.04) [1]
Net realized and unrealized gains (losses) on investments	8.56	2.33	(0.16)	4.88	3.14
Total from investment operations	8.41	2.22	(0.29)	4.79	3.10
Distributions to shareholders from
Net realized gains	(4.15)	(0.76)	(3.18)	(1.95)	(0.84)
Net asset value, end of period	$20.55	$16.29	$14.83	$18.30	$15.46
Total return	53.75%	15.40%	(0.42)%	33.44%	24.08%
Ratios to average net assets (annualized)*
Gross expenses	1.02%	1.03%	1.02%	1.03%	1.03%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss	(0.75)%	(0.71)%	(0.67)%	(0.56)%	(0.24)%
Supplemental data
Portfolio turnover rate[2]	48%	55%	71%	47%	115%
Net assets, end of period (000s omitted)	$648,569	$471,512	$578,073	$606,729	$534,846

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.81%
Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Emerging Growth Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Emerging Growth Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2021, the Fund owned 95.20% of Wells Fargo Emerging Growth Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2021 are included in this report and should be read in conjunction with the Fund’s financial statements.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
This shareholder report is not asking you for a proxy. A separate proxy statement with more detailed information about the transaction will be provided to Fund shareholders and should be reviewed carefully.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees

Wells Fargo Emerging Growth Fund  |  21

Notes to financial statements
receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $517,827,023 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$394,521,037
Gross unrealized losses	(749,454)
Net unrealized gains	$393,771,583
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At May 31, 2021, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(6,802,370)	$6,802,370
As of May 31, 2021, the Fund had a qualified late-year ordinary loss of $2,571,417 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

22  |  Wells Fargo Emerging Growth Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
At May 31, 2021, the Fund’s investment in an affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo Emerging Growth Portfolio	Seek long-term capital appreciation	$911,598,606
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2021, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied

Wells Fargo Emerging Growth Fund  |  23

Notes to financial statements
against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.28%
Class C	2.03
Class R6	0.85
Administrator Class	1.20
Institutional Class	0.90
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended May 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $389,544,707 and $499,482,047, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2021 and May 31, 2020 were as follows:
	Year ended May 31
	2021	2020
Ordinary income	$ 11,568,904	$ 0
Long-term capital gain	143,589,213	37,749,463

24  |  Wells Fargo Emerging Growth Fund

Notes to financial statements
As of May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$74,223,851	$393,771,583	$(2,571,417)
8. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the health care and information technology sectors.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

Wells Fargo Emerging Growth Fund  |  25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Emerging Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

26  |  Wells Fargo Emerging Growth Fund

Portfolio of investments—May 31, 2021

	Shares	Value
Common stocks: 98.93%
Communication services: 3.18%
Diversified telecommunication services: 1.28%
Bandwidth Incorporated Class A †	103,200	$ 12,207,528
Interactive media & services: 0.63%
EverQuote Incorporated Class A †	192,487	6,069,115
Media: 1.27%
Cardlytics Incorporated †	114,165	12,164,281
Consumer discretionary: 18.15%
Auto components: 1.49%
Fox Factory Holding Corporation †	91,753	14,265,756
Hotels, restaurants & leisure: 3.03%
Bally's Corporation †	47,121	2,734,432
Papa John's International Incorporated	117,025	10,994,499
Wingstop Incorporated	107,038	15,272,182
		29,001,113
Household durables: 1.09%
Purple Innovation Incorporated †	366,242	10,445,222
Internet & direct marketing retail: 2.17%
CarParts.com Incorporated †	263,015	4,297,665
Fiverr International Limited †	48,936	10,047,050
The RealReal Incorporated †	367,500	6,420,225
		20,764,940
Leisure products: 1.71%
YETI Holdings Incorporated †	186,970	16,378,572
Specialty retail: 5.36%
Boot Barn Holdings Incorporated †	282,055	21,546,181
Cricut Incorporated Class A †	163,216	5,511,804
Figs Incorporated Class A †	95,573	3,263,818
Leslie's Incorporated †	254,309	7,415,650
Lithia Motors Incorporated Class A	34,762	12,235,876
Petco Health & Wellness Company †«	58,570	1,326,611
		51,299,940
Textiles, apparel & luxury goods: 3.30%
Crocs Incorporated †	238,355	24,131,060
Deckers Outdoor Corporation †	22,418	7,519,894
		31,650,954
Consumer staples: 4.86%
Beverages: 1.40%
Celsius Holdings Incorporated †	204,000	13,370,160
Food & staples retailing: 0.53%
The Chef's Warehouse Incorporated †	165,465	5,089,703
The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  27

Portfolio of investments—May 31, 2021

	Shares	Value
Food products: 2.63%
Freshpet Incorporated †	111,333	$ 19,685,901
Vital Farms Incorporated †	259,556	5,525,947
		25,211,848
Personal products: 0.30%
Honest Company †	181,806	2,868,899
Financials: 5.01%
Capital markets: 1.74%
Assetmark Financial Holdings †	36,309	946,213
Stifel Financial Corporation	225,971	15,655,271
		16,601,484
Diversified financial services: 0.50%
Hudson Executive Investment Corporation Class A †	266,500	2,643,680
VPC Impact Acquisition Holdings †«	211,900	2,161,380
		4,805,060
Insurance: 2.77%
Goosehead Insurance Incorporated Class A	92,351	8,299,584
Kinsale Capital Group Incorporated	109,578	18,240,354
		26,539,938
Health care: 28.78%
Biotechnology: 8.46%
Arcutis Biotherapeutics Incorporated †	421,886	11,116,696
Arena Pharmaceuticals Incorporated †	56,502	3,452,837
Biohaven Pharmaceutical Holding Company †	41,371	3,599,277
CareDx Incorporated †	132,083	10,619,473
Fate Therapeutics Incorporated †	42,597	3,262,930
Halozyme Therapeutics Incorporated †	288,945	11,965,212
Natera Incorporated †	124,188	11,691,058
Vericel Corporation †	448,173	25,321,775
		81,029,258
Health care equipment & supplies: 9.00%
iRhythm Technologies Incorporated †	73,283	5,529,935
Neuronetics Incorporated †	210,071	2,850,663
Orthopediatrics Corporation †	186,666	10,544,762
Outset Medical Incorporated †	124,626	6,015,697
Pulmonx Corporation †	103,464	4,440,675
Shockwave Medical Incorporated †	172,310	30,998,569
SI-BONE Incorporated †	398,553	12,024,344
Silk Road Medical Incorporated †	70,399	3,419,983
Tandem Diabetes Care Incorporated †	59,235	5,058,077
Vapotherm Incorporated †	266,322	5,267,849
		86,150,554
Health care providers & services: 3.49%
Accolade Incorporated †	115,800	5,846,742
Addus Homecare Corporation †	109,886	10,567,737
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Emerging Growth Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Health care providers & services (continued)
Castle Biosciences Incorporated †	243,276	$ 14,579,531
Privia Health Group Incorporated †	73,587	2,408,503
		33,402,513
Health care technology: 2.88%
Inspire Medical Systems Incorporated †	73,509	14,282,799
Phreesia Incorporated †	268,273	13,279,514
		27,562,313
Life sciences tools & services: 3.10%
Akoya Biosciences Incorporated †	105,361	2,193,616
Codexis Incorporated †	729,237	14,949,359
Neogenomics Incorporated †	306,344	12,569,294
		29,712,269
Pharmaceuticals: 1.85%
Pacira Pharmaceuticals Incorporated †	207,280	12,575,678
Revance Therapeutics Incorporated †	173,620	5,140,888
		17,716,566
Industrials: 12.73%
Aerospace & defense: 1.02%
Kratos Defense & Security Solutions Incorporated †	341,670	8,545,167
Mercury Systems Incorporated †	18,956	1,240,670
		9,785,837
Building products: 0.39%
The AZEK Company Incorporated †	84,937	3,697,308
Commercial services & supplies: 1.88%
Casella Waste Systems Incorporated Class A †	266,991	18,003,203
Construction & engineering: 0.69%
Construction Partners Incorporated Class A †	205,200	6,609,492
Electrical equipment: 0.42%
Bloom Energy Corporation Class A †	164,635	3,979,228
Machinery: 2.41%
Rexnord Corporation	460,994	23,035,870
Professional services: 3.12%
ASGN Incorporated †	290,096	29,905,997
Road & rail: 1.59%
Saia Incorporated †	66,166	15,228,767
Trading companies & distributors: 1.21%
SiteOne Landscape Supply Incorporated †	67,447	11,603,582
Information technology: 25.03%
Electronic equipment, instruments & components: 2.52%
Novanta Incorporated †	145,122	20,167,604
Par Technology Corporation †	59,300	3,970,728
		24,138,332
The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  29

Portfolio of investments—May 31, 2021

	Shares	Value
IT services: 3.83%
Endava plc Sponsored ADR †	139,219	$ 14,281,085
EVO Payments Incorporated Class A †	589,212	16,875,032
Flywire Corporation †	98,105	3,368,926
Paymentus Holdings Incorporated A †	71,034	2,166,537
		36,691,580
Semiconductors & semiconductor equipment: 4.53%
Allegro MicroSystems Incorporated †	332,757	8,721,561
Diodes Incorporated †	165,936	12,556,377
Semtech Corporation †	199,151	12,546,513
Silicon Laboratories Incorporated †	28,759	3,927,329
Skywater Technology Incorporated †	214,258	5,579,278
		43,331,058
Software: 14.15%
8x8 Incorporated †	364,400	8,581,620
ACV Auctions Incorporated Class A †	108,350	2,808,432
Alkami Technology Incorporated †	18,927	629,701
Envestnet Incorporated †	67,672	4,870,354
Everbridge Incorporated †	57,526	6,759,305
Jamf Holding Corporation †	170,593	5,916,165
Olo Incorporated Class A †	23,547	797,066
ON24 Incorporated †	59,270	1,907,309
Q2 Holdings Incorporated †	234,685	22,278,647
Rapid7 Incorporated †	309,455	25,885,911
Sprout Social Incorporated Class A †	251,981	17,492,521
SPS Commerce Incorporated †	205,276	19,267,205
Talend SA ADR †	57,358	3,726,549
Viant Technology †«	57,526	1,679,184
Workiva Incorporated †	136,105	12,916,365
		135,516,334
Real estate: 0.69%
Equity REITs: 0.69%
QTS Realty Trust Incorporated Class A	104,650	6,632,717
Utilities: 0.50%
Independent power & renewable electricity producers: 0.50%
Sunnova Energy International Incorporated †	163,257	4,767,104
Total Common stocks (Cost $511,858,727)		947,234,395

		Yield
Short-term investments: 1.39%
Investment companies: 1.39%
Securities Lending Cash Investments LLC ♠∩∞		0.03%	3,883,200	3,883,200
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	9,477,635	9,477,635
Total Short-term investments (Cost $13,360,835)				13,360,835
Total investments in securities (Cost $525,219,562)	100.32%			960,595,230
Other assets and liabilities, net	(0.32)			(3,073,067)
Total net assets	100.00%			$957,522,163

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Emerging Growth Portfolio

Portfolio of investments—May 31, 2021

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer is an affiliate of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 0	$187,539,904	$(183,656,704)	$0	$0	$ 3,883,200		3,883,200	$ 14,813#
Wells Fargo Government Money Market Fund Select Class	10,065,569	252,271,839	(252,859,773)	0	0	9,477,635		9,477,635	3,477
				$0	$0	$13,360,835	1.39%		$18,290

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  31

Statement of assets and liabilities—May 31, 2021

Assets
Investments in unaffiliated securities (including $3,779,040 of securities loaned), at value (cost $511,858,727)	$ 947,234,395
Investments in affiliated securites, at value (cost $13,360,835)	13,360,835
Cash	1,468,432
Receivable for investments sold	3,659,405
Receivable for dividends	103,124
Receivable for securities lending income, net	3,134
Prepaid expenses and other assets	5,752
Total assets	965,835,077
Liabilities
Payable upon receipt of securities loaned	3,883,200
Payable for investments purchased	3,788,097
Advisory fee payable	630,498
Accrued expenses and other liabilities	11,119
Total liabilities	8,312,914
Total net assets	$957,522,163
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Emerging Growth Portfolio

Statement of operations—year ended May 31, 2021

Investment income
Dividends	$ 1,043,411
Securities lending income from affiliates, net	258,746
Income from affiliated securities	3,477
Total investment income	1,305,634
Expenses
Advisory fee	6,904,496
Custody and accounting fees	58,388
Professional fees	45,612
Interest holder report expenses	7,237
Trustees’ fees and expenses	19,195
Other fees and expenses	31,885
Total expenses	7,066,813
Net investment loss	(5,761,179)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	181,278,904
Net change in unrealized gains (losses) on investments	176,777,300
Net realized and unrealized gains (losses) on investments	358,056,204
Net increase in net assets resulting from operations	$352,295,025
The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  33

Statement of changes in net assets

	Year ended May 31, 2021	Year ended May 31, 2020
Operations
Net investment loss	$ (5,761,179)	$ (4,861,375)
Net realized gains on investments	181,278,904	95,687,152
Net change in unrealized gains (losses) on investments	176,777,300	7,683,217
Net increase in net assets resulting from operations	352,295,025	98,508,994
Capital transactions
Transactions in investors’ beneficial interests
Contributions	97,803,647	65,548,053
Withdrawals	(215,997,204)	(260,126,766)
Net decrease in net assets resulting from capital transactions	(118,193,557)	(194,578,713)
Total increase (decrease) in net assets	234,101,468	(96,069,719)
Net assets
Beginning of period	723,420,695	819,490,414
End of period	$ 957,522,163	$ 723,420,695
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Emerging Growth Portfolio

Financial highlights
	Year ended May 31
	2021	2020	2019	2018	2017
Total return	53.94%	15.49%	(0.28)%	33.60%	23.97%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.81%	0.81%	0.81%
Net expenses	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment loss	(0.66)%	(0.62)%	(0.57)%	(0.47)%	(0.15)%
Supplemental data
Portfolio turnover rate	48%	55%	71%	47%	115%
The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  35

Notes to financial statements
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio's advisory agreement and subadvisory agreement. The Portfolio's Board of Trustees approved a new advisory and new subadvisory agreement and approved submitting the agreements to the Portfolio’s interest holders for approval at a special meeting of interest holders expected to be held on August 16, 2021. Interest holders of record of the Portfolio at the close of business on May 28, 2021 are entitled to vote at the meeting. If interest holders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund

36  |  Wells Fargo Emerging Growth Portfolio

Notes to financial statements
are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $528,656,214 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$453,686,146
Gross unrealized losses	(21,747,130)
Net unrealized gains	$431,939,016
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Emerging Growth Portfolio  |  37

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 30,440,924	$0	$0	$ 30,440,924
Consumer discretionary	173,806,497	0	0	173,806,497
Consumer staples	46,540,610	0	0	46,540,610
Financials	47,946,482	0	0	47,946,482
Health care	275,573,473	0	0	275,573,473
Industrials	121,849,284	0	0	121,849,284
Information technology	239,677,304	0	0	239,677,304
Real estate	6,632,717	0	0	6,632,717
Utilities	4,767,104	0	0	4,767,104
Short-term investments
Investment companies	13,360,835	0	0	13,360,835
Total assets	$960,595,230	$0	$0	$960,595,230
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the year ended May 31, 2021, the advisory fee was equivalent to an annual rate of 0.79% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("Wellscap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

38  |  Wells Fargo Emerging Growth Portfolio

Notes to financial statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $409,168,781 and $524,644,429, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2021, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
JPMorgan Securities LLC	$1,270,665	$(1,270,665)	$0
Morgan Stanley & Company LLC	867,195	(867,195)	0
UBS Securities LLC	1,641,180	(1,641,180)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Portfolio under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years,

Wells Fargo Emerging Growth Portfolio  |  39

Notes to financial statements
and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's investment adviser, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

40  |  Wells Fargo Emerging Growth Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Wells Fargo Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Emerging Growth Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

Wells Fargo Emerging Growth Portfolio  |  41

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 6% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, $143,589,213 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $679,467 of income dividends paid during the fiscal year ended May 31, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2021, $11,568,904 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

42  |  Wells Fargo Emerging Growth Portfolio

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Emerging Growth Portfolio  |  43

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44  |  Wells Fargo Emerging Growth Portfolio

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Emerging Growth Portfolio  |  45

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund and the Portfolio, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 17-19, 2021, the Board received and reviewed a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the Report discussed the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during the stressed market conditions caused by the onset of the COVID-19 pandemic. No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. As applicable to the Fund and the Portfolio, there were no material changes to the Program during the Reporting Period.
Funds Management concluded in the Report that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

46  |  Wells Fargo Emerging Growth Portfolio

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Emerging Growth Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).
At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Emerging Growth Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Master Portfolio.
The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.
The Boards noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, each Board separately considered for approval a new investment management agreement with Funds Management and, with respect to the Master Portfolio, the Master Trust Board considered for approval a new sub-advisory agreement with the Sub-Adviser (collectively, the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of each respective New Agreement by each Fund’s shareholders. The Boards also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser, as applicable, to continue providing services to the Funds while the Funds continue to seek shareholder approval of the New Agreements. The Boards noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

Wells Fargo Emerging Growth Fund  |  47

Board considerations (unaudited)
After its deliberations, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after its deliberations, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates. The Boards also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Funds.
Fund investment performance and expenses
The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the one-, three-, five- and ten-year periods ended December 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Russell 2000® Growth Index, for all periods ended December 31, 2020.
The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.
The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or in range of the median net operating expense ratios of its expense Groups for each share class.
With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

48  |  Wells Fargo Emerging Growth Fund

Board considerations (unaudited)
The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management, advisory and sub-advisory fee rates
The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.
The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).
The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were lower than or in range of the sum of these average rates for the Gateway Fund’s expense Groups for each share class.
The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.
The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.
The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did

Wells Fargo Emerging Growth Fund  |  49

Board considerations (unaudited)
not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.
Economies of scale
The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders of the Funds. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term.

50  |  Wells Fargo Emerging Growth Fund

Board considerations (unaudited)
Board Considerations - New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees of Wells Fargo Funds Trust (“Funds Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) and the Board of Trustees of Wells Fargo Master Trust (“Master Trust”, and the series identified below in which each Fund invests substantially all of its assets, a “Master Portfolio”) approved the continuation of the current investment advisory agreement (the “Current Advisory Agreement”) with Funds Management, the current sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), and the current sub-advisory agreements with Cooke & Bieler, L.P. (“C&B”) and Peregrine Capital Management, LLC (“Peregrine”, and together with C&B, the “Unaffiliated Sub-Advisers”)(collectively, the “Current Agreements”).
Funds Trust	Master Trust
Wells Fargo C&B Large Cap Value Fund	Wells Fargo C&B Large Cap Value Portfolio
Wells Fargo Core Bond Fund	Wells Fargo Core Bond Portfolio
Wells Fargo Emerging Growth Fund	Wells Fargo Emerging Growth Portfolio
Wells Fargo Index Fund	Wells Fargo Index Portfolio
Wells Fargo Real Return Fund	Wells Fargo Real Return Portfolio
Wells Fargo Small Company Growth Fund	Wells Fargo Small Company Growth Portfolio
Wells Fargo Small Company Value Fund	Wells Fargo Small Company Value Portfolio
Each Trustee on the Funds Trust Board and the Master Trust Board of Trustees (collectively, the “Boards”) is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds or the Master Portfolios (collectively, the “Independent Trustees”). The process followed by the Boards in considering and approving the continuation of each Fund’s and Master Portfolio’s Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Funds Management and Wells Capital, which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Boards also approved, as applicable: (i) for Funds Trust, a new investment management agreement with Funds Management (the “New Investment Management Agreement”); (ii) for the Master Trust, a new advisory agreement with Funds Management (the “New Advisory Agreement”); (iii) for Master Trust, a new sub-advisory agreement (the “New WellsCap Sub-Advisory Agreement”) with Wells Capital for Emerging Growth Portfolio, Index Portfolio, Small Company Value Portfolio, Core Bond Portfolio and Real Return Portfolio; (iv) for Master Trust, a new sub-advisory agreement (the “New Peregrine Sub-Advisory Agreement”) with Peregrine for Small Company Growth Portfolio; and (v) for Master Trust, a new sub-advisory agreement (the “New C&B Sub-Advisory Agreement”) with C&B for the C&B Large Cap Value Portfolio, each of which is intended to go into effect upon the closing (the “New Agreements”). The process followed by the Boards in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Boards reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Boards considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Boards.
In providing information to the Boards in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Boards considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management, as well as with Wells Capital and the Unaffiliated Sub-Advisers (collectively, the “Sub-Advisers”), about various topics. In this regard, the Boards review reports of Funds Management at each of their regular

Wells Fargo Emerging Growth Fund  |  51

Board considerations (unaudited)
Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year. The Boards were assisted in their evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Boards in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
•Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds and Master Portfolios.
■	Impact of the Transaction on the Funds and their Shareholders and the Master Portfolios and their Interest Holders: (i) information regarding anticipated benefits to the Funds and the Master Portfolios as a result of the Transaction; (ii) a commitment that the Funds and Master Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers and the Unaffiliated Sub-Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s or Master Portfolio’s current investment objectives and principal investments strategies, as applicable; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds or the Master Portfolios as a result of the Transaction.
With respect to the New Agreements, the Boards considered: (i) a representation that, after the closing, all of the Funds and Master Portfolios will continue to be managed and advised by their current Advisers and Unaffiliated Sub-Advisers, as applicable, and that the same portfolio managers are expected to continue to manage the Funds or Master Portfolios, as applicable, after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds or the Master Portfolios by the Advisers and Unaffiliated Sub-Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders and the Master Portfolios and their interest holders in connection with the New Agreement Approval Process, the Boards considered information furnished at prior meetings of the Boards and their committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Boards received information about complex-wide and individual Fund and Master Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund or Master Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s and Master Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers and the Unaffiliated Sub-Advisers, to each Fund or Master Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s) or Master Portfolio(s) as applicable; and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the respective New Agreements is reasonable, approved the respective New Agreements for a two-year term, and

52  |  Wells Fargo Emerging Growth Fund

Board considerations (unaudited)
voted to recommend that Fund shareholders approve the New Agreements. The Boards considered the approval of the New Agreements as part of their consideration of agreements for funds and master portfolios across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds and Master Portfolios by Funds Management and the Sub-Advisers under the Current Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Agreements, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and Wells Capital’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ and Master Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the Master Portfolios. The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Boards considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Boards received assurances from Funds Management that each Fund and Master Portfolio will continue to be advised by its current Sub-Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds and Master Portfolios, respectively, after the closing. With respect to the recruitment and retention of key personnel, the Boards noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Boards recognized that the personnel of the Advisers who had been extended offers may not accept such offers, and personnel changes at the Advisers or the Unaffiliated Sub-Advisers may occur in the future in the ordinary course.
In addition, the Boards considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds and Master Portfolios, as applicable, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Boards also considered the business-related and other risks to which the Advisers and the Unaffiliated Sub-Advisers may be subject in managing the Funds and Master Portfolios, as applicable, and in connection with the Transaction. The Boards also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Boards considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Boards also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers or the Unaffiliated Sub-Advisers to the Funds and their shareholders or to the Master Portfolios and their interest holders, as applicable.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Boards considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Boards received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
The Master Trust Board of Trustees took note of the investment performance of the Master Portfolios in the context of reviewing the investment performance of the Funds.

Wells Fargo Emerging Growth Fund  |  53

Board considerations (unaudited)
In connection with the 2021 Annual Approval Process, the Boards also received and considered information regarding each Fund’s and Portfolio’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Boards considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to each Fund (the “Groups”). The Boards received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
With respect to the Master Portfolios, the Master Trust Board of Trustees reviewed the fee rates that are payable to Funds Management for investment advisory services, which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
In connection with the New Agreement Approval Process, the Boards received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Boards took into account each Fund’s and Master Portfolio’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management, advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust noted that Funds Management receives no advisory fees from a Fund as long as the Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including allocating the Fund’s assets among the Master Portfolios.
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust reviewed and considered the contractual fee rates that are payable by each Fund to Funds Management under the Fund’s Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and subtransfer agency costs (collectively, the “Management Rates”). The Master Trust Board of Trustees reviewed and considered the contractual investment advisory fee rate that is payable by each Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board of Trustees also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).
Among other information reviewed by the Boards in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Boards noted the assurances received by it that there would be no increases to any of the Management Rates, the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Boards also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on their consideration of the factors and information it deemed relevant, including those described here, the Boards determined that the compensation payable to Funds Management under the New Management Agreement and the New Advisory Agreement and payable to the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Boards noted that Wells Capital’s profitability information with respect to providing services to each Fund

54  |  Wells Fargo Emerging Growth Fund

Board considerations (unaudited)
and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Boards did not consider profitability with respect to the Unaffiliated Sub-Advisers, as the sub-advisory fees paid to the Unaffiliated Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Boards received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Boards considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Boards considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Boards noted that if the New Agreements are approved by shareholders and the Transaction closes, the Boards will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements with the Advisers.
Economies of scale
In connection with the 2021 Annual Approval Process, the Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds and the Master Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Boards noted the existence of breakpoints in each Fund’s management fee structure and each Master Portfolio’s advisory fee structure, which operate generally to reduce each Fund’s and Master Portfolio’s and expense ratios as they grows in size, and the size of each Fund and Master Portfolio and in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee and advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Boards noted that NewCo and the Advisers may benefit from possible growth of the Funds and Master Portfolios resulting from enhanced distribution capabilities. However, the Boards noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Boards in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Boards concluded that Funds Management’s arrangements with respect to each Fund and Master Portfolio, including contractual breakpoints and expense limitation arrangements, constitute a reasonable approach to sharing potential economies of scale with the Fund and its shareholders and the Master Portfolio and its interest holders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers as a result of their relationships with the Funds and the Master Portfolios, as applicable. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and Master Portfolios and benefits potentially derived from an increase in Funds Management’s and the Wells Capital’s business as a result of their relationships with the Funds and the Master Portfolios. The Boards noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Boards also reviewed information about any soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Boards received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers. The information reviewed by the Boards also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of

Wells Fargo Emerging Growth Fund  |  55

Board considerations (unaudited)
the Funds and Master Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Boards did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital and the Unaffiliated Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

56  |  Wells Fargo Emerging Growth Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Emerging Growth Fund  |  57

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0621-00762 07-21
A282/AR282 05-21

Annual Report
May 31, 2021
Wells Fargo Index Fund

Reduce clutter.
Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery
The views expressed and any forward-looking statements are as of May 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Index Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Index Fund for the 12-month period that ended May 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.32%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 42.78%, while the MSCI EM Index (Net),3 had stronger performance, with a 51.00% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.40%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.84%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.74%, and the ICE BofA U.S. High Yield Index,7 returned 15.18%.
The COVID-19 lockdown began over a year ago.
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Index Fund

Letter to shareholders (unaudited)
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve Board’s (Fed’s) announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The calendar year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Index Fund  |  3

Letter to shareholders (unaudited)
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 billion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses are experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Index Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks to replicate the total returns of the S&P 500 Index, before fees and expenses.
Manager	Wells Fargo Funds Management, LLC
Subadviser for the affiliated master portfolio*
Wells Capital Management Incorporated
Portfolio managers	John R. Campbell, CFA®‡, David Neal, CFA®‡, Robert M. Wicentowski, CFA®‡

Average annual total returns (%) as of May 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFILX)	11-4-1998	31.67	15.21	13.13	39.71	16.58	13.80	0.67	0.45
Class C (WFINX)	4-30-1999	37.83	15.73	12.96	38.83	15.73	12.96	1.42	1.20
Administrator Class (WFIOX)	2-14-1985	–	–	–	39.97	16.81	14.08	0.44	0.25
S&P 500 Index[3]	–	–	–	–	40.32	17.16	14.38	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.45% for Class A, 1.20% for Class C, 0.25% for Administrator Class, Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the fund’s prospectus for additional information on these and other risks.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Index Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Wells Fargo Index Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended May 31, 2021.
■	During the period, the Fund benefited from positive returns in all 11 Global Industry Classification Standard (GICS) economic sectors, led by financials, materials, and industrials.
■	The utilities sector was the Fund’s lowest-performing sector, followed by health care and consumer staples.
The S&P 500 Index surged higher during the period as the economy recovered from the COVID-19 recession.
Over the trailing 12 months, the S&P 500 Index advanced on improving economic data, reopening momentum, broadening vaccine distribution, and continued tailwinds from massive fiscal and monetary stimulus. Although the global COVID-19 pandemic persists, overall U.S. activity reaccelerated as restrictions were scaled back and vaccinations neared a critical mass. Throughout most of 2020, a combination of declining interest rates and a global pandemic accelerated secular trends that already favored the business models of many technology-focused, large-cap growth stocks. However, with last November’s announcement of effective COVID-19 vaccines, investors began a rotation into cyclical value stocks and out of the perceived safety of the secular growth, “stay at home” stocks that dominated most of 2020. This rotation was supported by challenging year-over-year comparisons in the strongest-performing growth stocks, a weaker dollar, and a steepening yield curve.
Ten largest holdings (%) as of May 31, 2021[1]
Apple Incorporated	5.45
Microsoft Corporation	5.22
Amazon.com Incorporated	3.82
Facebook Incorporated Class A	2.19
Alphabet Incorporated Class A	1.96
Alphabet Incorporated Class C	1.93
Berkshire Hathaway Incorporated Class B	1.53
JPMorgan Chase & Company	1.39
Tesla Motors Incorporated	1.33
Johnson & Johnson	1.23
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Periodic rebalancing of the Fund aligned with the changing weights and constituents of the S&P 500 Index.
The objective of the Fund is to replicate the performance of the S&P 500 Index before fees and expenses. The portfolio management team uses an investment process designed with the goal of controlling trading and implementation costs and reducing tracking error as much as possible. The portfolio holdings will be highly reflective of the index composition, and the strategy’s performance should closely align with that of the index. Periodic rebalancing takes place to reflect the frequently changing weights and constituents of the index. Consistent with its objective, during the period, the Fund performed closely in line with the return of the benchmark before fees and expenses.
The financials, materials, and industrials sectors led the S&P 500 Index.
During the period, the S&P 500 Index had positive returns in each of the 11 GICS sectors, with 465 of the S&P 500 Index’s constituents generating positive returns. The top-contributing individual stocks to the S&P 500 Index’s overall performance were Apple Incorporated, Microsoft Corporation, Amazon.com, Incorporated, Alphabet Incorporated, and Facebook, Incorporated. Beginning in November, optimism over the reopening of the U.S. economy led investors to rotate out of the perceived safety of secular growth and into more cyclical sectors, such as financials, materials, and industrials. Within financials, Bank of America Corporation, JPMorgan Chase & Company, and Berkshire Hathaway Incorporated each delivered returns exceeding 50%. Within materials, Freeport-McMoran Incorporated, a mining company, was up over 370%. Industrials companies such as FedEx Corporation; United Parcel Service, Incorporated; and American Airlines, Incorporated, all returned over 100%.

8  |  Wells Fargo Index Fund

Performance highlights (unaudited)
The utilities, health care, and consumer staples sectors produced the lowest returns for the period.
At the onset of the COVID-19 pandemic, investors placed a premium on secular growth and defensive companies with “safety” characteristics, including strong balance sheets and lower stock volatility. However, as the U.S. economy recovered and equity markets rallied, more defensive sectors such as utilities, health care, and consumer staples lagged the rest of the S&P 500 Index. Despite the rotation out of defensive sectors, health care and consumer staples were each up over 20% while utilities, the lowest-performing sector, produced a double-digit positive return for the period.
Sector allocation as of May 31, 2021[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
Accommodative monetary and fiscal policy could rapidly shift the economy into mid-cycle dynamics.
The historic economic downturn of 2020 was unique in that the pandemic inflicted a major external shock to the global economic system, akin to a large-scale natural disaster. The world’s ongoing recovery will likely be uneven due to regional differences in growth rates, reopening timelines, and vaccination rollouts. The global economic reboot is progressing with ongoing tailwinds from prodigious monetary and fiscal support, but not without growing signs of inflation. Central banks acknowledge the risks from inflation, but most believe that the rise in inflation will be transitory.
Early-stage cyclical themes like value and smaller capitalization could continue to do well, but the market could also abruptly favor higher-quality, lower-volatility, and more defensive names if the burst of post-pandemic growth leads to some excesses. The strongest gains within value have already likely occurred, driven by short covering and investor repositioning. Growth is no longer scarce in this part of the economic cycle and investors typically become more selective as the cycle matures. Faster economic growth and rising inflation should result in a broadening of earnings growth, higher interest rates, and a steeper yield curve. These trends have historically provided tailwinds for value stocks.

Wells Fargo Index Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2020 to May 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2020	Ending account value 5-31-2021	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,166.91	$2.38	0.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.22	0.44%
Class C
Actual	$1,000.00	$1,162.43	$6.47	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Administrator Class
Actual	$1,000.00	$1,168.00	$1.35	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	$1.26	0.25%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Wells Fargo Index Fund

Portfolio of investments—May 31, 2021

		Value
Investment companies: 100.02%
Affiliated master portfolio: 100.02%
Wells Fargo Index Portfolio		$1,262,895,519
Total Investment companies (Cost $113,093,548)		1,262,895,519
Total investments in securities (Cost $113,093,548)	100.02%	1,262,895,519
Other assets and liabilities, net	(0.02)	(308,784)
Total net assets	100.00%	$1,262,586,735
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Index Portfolio	96.61%	96.64%	$101,189,274	$267,094,800	$975	$17,362,268	$76,003	$1,262,895,519	100.02%
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Fund  |  11

Statement of assets and liabilities—May 31, 2021

Assets
Investments in affiliated Master Portfolio, at value (cost $113,093,548)	$ 1,262,895,519
Receivable for Fund shares sold	608,876
Receivable from manager	115,581
Total assets	1,263,619,976
Liabilities
Payable for Fund shares redeemed	431,233
Shareholder servicing fees payable	210,591
Administration fees payable	196,145
Distribution fee payable	7,954
Accrued expenses and other liabilities	187,318
Total liabilities	1,033,241
Total net assets	$1,262,586,735
Net assets consist of
Paid-in capital	$ 48,356,059
Total distributable earnings	1,214,230,676
Total net assets	$1,262,586,735
Computation of net asset value and offering price per share
Net assets – Class A	$ 835,780,801
Shares outstanding – Class A1	16,660,328
Net asset value per share – Class A	$50.17
Maximum offering price per share – Class A2	$53.23
Net assets – Class C	$ 12,530,203
Shares outstanding – Class C1	244,770
Net asset value per share – Class C	$51.19
Net assets – Administrator Class	$ 414,275,731
Shares outstanding – Administrator Class[1]	8,058,709
Net asset value per share – Administrator Class	$51.41
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Index Fund

Statement of operations—year ended May 31, 2021

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $89,256)	$ 17,362,268
Affiliated income allocated from affiliated Master Portfolio	76,003
Interest allocated from affiliated Master Portfolio	975
Expenses allocated from affiliated Master Portfolio	(1,277,256)
Total investment income	16,161,990
Expenses
Management fee	572,125
Administration fees
Class A	1,572,960
Class C	29,821
Administrator Class	495,327
Shareholder servicing fees
Class A	1,872,572
Class C	35,436
Administrator Class	354,247
Distribution fee
Class C	106,120
Custody and accounting fees	50,221
Professional fees	33,414
Registration fees	66,425
Shareholder report expenses	62,483
Trustees’ fees and expenses	21,079
Other fees and expenses	141,773
Total expenses	5,414,003
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,962,363)
Class A	(299,611)
Class C	(4,260)
Administrator Class	(1,920)
Net expenses	3,145,849
Net investment income	13,016,141
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	101,189,274
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	267,094,800
Net realized and unrealized gains (losses) on investments	368,284,074
Net increase in net assets resulting from operations	$381,300,215
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2021		Year ended May 31, 2020
Operations
Net investment income		$ 13,016,141		$ 17,076,939
Net realized gains on investments		101,189,274		181,564,933
Net change in unrealized gains (losses) on investments		267,094,800		(64,676,797)
Net increase in net assets resulting from operations		381,300,215		133,965,075
Distributions to shareholders from
Net investment income and net realized gains
Class A		(99,506,178)		(189,301,116)
Class C		(1,661,488)		(4,981,676)
Administrator Class		(50,898,614)		(116,506,789)
Total distributions to shareholders		(152,066,280)		(310,789,581)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	543,966	25,097,626	732,292	32,317,931
Class C	12,993	609,026	57,399	2,669,398
Administrator Class	1,009,053	47,555,074	1,814,601	90,665,958
		73,261,726		125,653,287
Reinvestment of distributions
Class A	2,188,868	96,461,288	4,215,720	183,009,568
Class C	31,396	1,403,441	89,742	3,933,010
Administrator Class	1,056,266	47,713,951	2,338,163	103,711,408
		145,578,680		290,653,986
Payment for shares redeemed
Class A	(2,068,334)	(95,239,910)	(2,625,376)	(122,456,063)
Class C	(183,902)	(8,615,422)	(145,585)	(6,654,277)
Administrator Class	(2,159,572)	(101,444,640)	(5,173,988)	(247,150,828)
		(205,299,972)		(376,261,168)
Net increase in net assets resulting from capital share transactions		13,540,434		40,046,105
Total increase (decrease) in net assets		242,774,369		(136,778,401)
Net assets
Beginning of period		1,019,812,366		1,156,590,767
End of period		$1,262,586,735		$1,019,812,366
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Index Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$41.27	$49.48	$63.35	$66.85	$62.85
Net investment income	0.48	0.65	0.82	0.99 [1]	1.05
Net realized and unrealized gains on investments	14.92	5.82	0.54	7.99	9.09
Total from investment operations	15.40	6.47	1.36	8.98	10.14
Distributions to shareholders from
Net investment income	(0.57)	(0.67)	(0.90)	(1.02)	(1.16)
Net realized gains	(5.93)	(14.01)	(14.33)	(11.46)	(4.98)
Total distributions to shareholders	(6.50)	(14.68)	(15.23)	(12.48)	(6.14)
Net asset value, end of period	$50.17	$41.27	$49.48	$63.35	$66.85
Total return[2]	39.71%	12.02%	3.32%	13.87%	16.94%
Ratios to average net assets (annualized)*
Gross expenses	0.65%	0.67%	0.65%	0.63%	0.62%
Net expenses	0.44%	0.44%	0.45%	0.45%	0.45%
Net investment income	1.08%	1.47%	1.51%	1.49%	1.68%
Supplemental data
Portfolio turnover rate[3]	4%	3%	4%	3%	9%
Net assets, end of period (000s omitted)	$835,781	$660,101	$676,511	$702,866	$684,004

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$41.90	$50.02	$63.67	$67.11	$63.12
Net investment income	0.16 [1]	0.30	0.46 [1]	0.50 [1]	0.66
Net realized and unrealized gains on investments	15.21	5.84	0.52	8.00	9.02
Total from investment operations	15.37	6.14	0.98	8.50	9.68
Distributions to shareholders from
Net investment income	(0.15)	(0.25)	(0.30)	(0.48)	(0.71)
Net realized gains	(5.93)	(14.01)	(14.33)	(11.46)	(4.98)
Total distributions to shareholders	(6.08)	(14.26)	(14.63)	(11.94)	(5.69)
Net asset value, end of period	$51.19	$41.90	$50.02	$63.67	$67.11
Total return[2]	38.83%	11.17%	2.54%	13.02%	16.07%
Ratios to average net assets (annualized)*
Gross expenses	1.40%	1.42%	1.39%	1.38%	1.37%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.34%	0.72%	0.77%	0.72%	0.93%
Supplemental data
Portfolio turnover rate[3]	4%	3%	4%	3%	9%
Net assets, end of period (000s omitted)	$12,530	$16,103	$19,146	$66,117	$67,691

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Index Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$42.15	$50.24	$64.04	$67.43	$63.33
Net investment income	0.58	0.81	1.02 [1]	1.26	1.41
Net realized and unrealized gains on investments	15.26	5.85	0.48	7.94	8.94
Total from investment operations	15.84	6.66	1.50	9.20	10.35
Distributions to shareholders from
Net investment income	(0.65)	(0.74)	(0.97)	(1.13)	(1.27)
Net realized gains	(5.93)	(14.01)	(14.33)	(11.46)	(4.98)
Total distributions to shareholders	(6.58)	(14.75)	(15.30)	(12.59)	(6.25)
Net asset value, end of period	$51.41	$42.15	$50.24	$64.04	$67.43
Total return	39.97%	12.25%	3.52%	14.10%	17.18%
Ratios to average net assets (annualized)*
Gross expenses	0.42%	0.44%	0.41%	0.40%	0.39%
Net expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	1.28%	1.67%	1.72%	1.70%	1.88%
Supplemental data
Portfolio turnover rate[2]	4%	3%	4%	3%	9%
Net assets, end of period (000s omitted)	$414,276	$343,609	$460,934	$829,004	$1,151,522

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.11%
Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Fund  |  17

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Index Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2021, the Fund owned 96.64% of Wells Fargo Index Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2021 are included in this report and should be read in conjunction with the Fund’s financial statements.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
This shareholder report is not asking you for a proxy. A separate proxy statement with more detailed information about the transaction will be provided to Fund shareholders and should be reviewed carefully.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees

18  |  Wells Fargo Index Fund

Notes to financial statements
receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $118,028,088 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,149,801,971
Gross unrealized losses	(4,934,540)
Net unrealized gains	$1,144,867,431
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2021, the Fund’s investment in an affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses	$1,262,895,519
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the

Wells Fargo Index Fund  |  19

Notes to financial statements
investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2021, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.45%
Class C	1.20
Administrator Class	0.25
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended May 31, 2021.

20  |  Wells Fargo Index Fund

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C shares of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $43,761,665 and $140,350,575, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2021 and May 31, 2020 were as follows:
	Year ended May 31
	2021	2020
Ordinary income	$ 16,705,769	$ 19,604,325
Long-term capital gain	135,360,511	291,185,256
As of May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$9,437,246	$59,939,047	$1,144,867,431
8. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the information technology sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Wells Fargo Index Fund  |  21

Notes to financial statements
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

22  |  Wells Fargo Index Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

Wells Fargo Index Fund  |  23

Portfolio of investments—May 31, 2021

	Shares	Value
Common stocks: 98.56%
Communication services: 10.94%
Diversified telecommunication services: 1.27%
AT&T Incorporated	258,045	$ 7,594,264
Lumen Technologies Incorporated	35,718	494,337
Verizon Communications Incorporated	149,729	8,458,191
		16,546,792
Entertainment: 1.93%
Activision Blizzard Incorporated	28,033	2,726,209
Electronic Arts Incorporated	10,407	1,487,473
Live Nation Entertainment Incorporated †	5,193	467,941
Netflix Incorporated †	16,025	8,057,530
Take-Two Interactive Software Incorporated †	4,167	773,229
The Walt Disney Company †	65,681	11,733,911
		25,246,293
Interactive media & services: 6.20%
Alphabet Incorporated Class A †	10,881	25,644,885
Alphabet Incorporated Class C †	10,430	25,152,571
Facebook Incorporated Class A †	87,035	28,611,016
Twitter Incorporated †	28,879	1,674,982
		81,083,454
Media: 1.31%
Charter Communications Incorporated Class A †	5,117	3,553,910
Comcast Corporation Class A	165,398	9,483,921
Discovery Incorporated Class A †«	5,879	188,775
Discovery Incorporated Class C †	10,481	314,954
DISH Network Corporation Class A †	8,953	389,635
Fox Corporation Class A	12,098	451,860
Fox Corporation Class B	5,562	201,789
Interpublic Group of Companies Incorporated	14,136	476,242
News Corporation Class A	14,151	381,935
News Corporation Class B	4,406	113,190
Omnicom Group Incorporated	7,780	639,827
ViacomCBS Incorporated Class B	21,259	901,807
		17,097,845
Wireless telecommunication services: 0.23%
T-Mobile US Incorporated †	21,135	2,989,546
Consumer discretionary: 11.93%
Auto components: 0.15%
Aptiv plc †	9,770	1,469,603
BorgWarner Incorporated	8,648	443,556
		1,913,159
Automobiles: 1.69%
Ford Motor Company †	141,396	2,054,484
General Motors Company †	45,880	2,721,143
Tesla Motors Incorporated †	27,784	17,371,112
		22,146,739
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Index Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Distributors: 0.14%
Genuine Parts Company	5,225	$ 685,102
LKQ Corporation †	10,097	514,543
Pool Corporation	1,456	635,617
		1,835,262
Hotels, restaurants & leisure: 2.08%
Booking Holdings Incorporated †	1,482	3,499,817
Caesars Entertainment Incorporated †	7,536	809,743
Carnival Corporation †	28,867	853,309
Chipotle Mexican Grill Incorporated †	1,018	1,396,676
Darden Restaurants Incorporated	4,716	675,473
Domino's Pizza Incorporated	1,404	599,325
Expedia Group Incorporated †	5,006	885,812
Hilton Worldwide Holdings Incorporated †	10,045	1,258,337
Las Vegas Sands Corporation †	11,884	686,301
Marriott International Incorporated Class A †	9,625	1,381,958
McDonald's Corporation	26,977	6,309,651
MGM Resorts International	14,861	637,091
Norwegian Cruise Line Holdings Limited †	13,142	419,230
Penn National Gaming Incorporated †	5,379	440,917
Royal Caribbean Cruises Limited †	7,921	738,792
Starbucks Corporation	42,598	4,851,060
Wynn Resorts Limited †	3,807	502,029
Yum! Brands Incorporated	10,857	1,302,514
		27,248,035
Household durables: 0.44%
D.R. Horton Incorporated	11,975	1,141,098
Garmin Limited	5,407	769,092
Leggett & Platt Incorporated	4,812	264,804
Lennar Corporation Class A	9,932	983,367
Mohawk Industries Incorporated †	2,134	449,591
Newell Rubbermaid Incorporated	13,673	392,278
NVR Incorporated †	125	610,904
PulteGroup Incorporated	9,621	555,998
Whirlpool Corporation	2,271	538,431
		5,705,563
Internet & direct marketing retail: 3.99%
Amazon.com Incorporated †	15,487	49,915,685
eBay Incorporated	23,389	1,423,922
Etsy Incorporated †	4,561	751,334
		52,090,941
Leisure products: 0.03%
Hasbro Incorporated	4,622	443,573
Multiline retail: 0.52%
Dollar General Corporation	8,865	1,799,240
Dollar Tree Incorporated †	8,510	829,725
Target Corporation	18,123	4,112,471
		6,741,436
Specialty retail: 2.22%
Advance Auto Parts Incorporated	2,371	449,850
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  25

Portfolio of investments—May 31, 2021

	Shares	Value
Specialty retail (continued)
AutoZone Incorporated †	803	$ 1,129,500
Best Buy Company Incorporated	8,339	969,325
CarMax Incorporated †	5,881	677,432
L Brands Incorporated	8,453	590,611
Lowe's Companies Incorporated	26,449	5,153,059
O'Reilly Automotive Incorporated †	2,540	1,359,205
Ross Stores Incorporated	12,881	1,628,030
The Gap Incorporated	7,443	248,968
The Home Depot Incorporated	38,954	12,422,820
The TJX Companies Incorporated	43,442	2,934,073
Tractor Supply Company	4,208	764,594
Ulta Beauty Incorporated †	2,038	703,844
		29,031,311
Textiles, apparel & luxury goods: 0.67%
HanesBrands Incorporated	12,621	246,614
Nike Incorporated Class B	46,005	6,277,842
PVH Corporation †	2,573	295,432
Ralph Lauren Corporation †	1,745	216,520
Tapestry Incorporated †	10,053	451,279
Under Armour Incorporated Class A †	6,825	154,109
Under Armour Incorporated Class C †	7,051	134,392
VF Corporation	11,622	926,506
		8,702,694
Consumer staples: 5.94%
Beverages: 1.44%
Brown-Forman Corporation Class B	6,609	531,099
Constellation Brands Incorporated Class A	6,152	1,474,757
Molson Coors Brewing Company Class B †	6,811	397,218
Monster Beverage Corporation †	13,377	1,261,050
PepsiCo Incorporated	49,918	7,384,869
The Coca-Cola Company	140,330	7,758,846
		18,807,839
Food & staples retailing: 1.31%
Costco Wholesale Corporation	16,016	6,058,372
Sysco Corporation	18,468	1,495,908
The Kroger Company	27,547	1,018,688
Walgreens Boots Alliance Incorporated	25,948	1,366,422
Walmart Incorporated	50,162	7,124,509
		17,063,899
Food products: 0.97%
Archer Daniels Midland Company	20,205	1,344,239
Campbell Soup Company	7,344	357,432
ConAgra Foods Incorporated	17,678	673,532
General Mills Incorporated	22,123	1,390,652
Hormel Foods Corporation	10,163	493,312
Kellogg Company	9,209	603,097
Lamb Weston Holdings Incorporated	5,295	436,785
McCormick & Company Incorporated	9,007	802,163
Mondelez International Incorporated Class A	51,094	3,246,002
The Hershey Company	5,303	917,684
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Index Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Food products (continued)
The J.M. Smucker Company	3,965	$ 528,495
The Kraft Heinz Company	23,457	1,022,491
Tyson Foods Incorporated Class A	10,664	847,788
		12,663,672
Household products: 1.36%
Church & Dwight Company Incorporated	8,868	760,254
Colgate-Palmolive Company	30,703	2,572,297
Kimberly-Clark Corporation	12,230	1,597,605
The Clorox Company	4,551	804,298
The Procter & Gamble Company	89,099	12,015,000
		17,749,454
Personal products: 0.19%
The Estee Lauder Companies Incorporated Class A	8,312	2,547,794
Tobacco: 0.67%
Altria Group Incorporated	67,252	3,310,143
Philip Morris International Incorporated	56,348	5,433,638
		8,743,781
Energy: 2.75%
Energy equipment & services: 0.24%
Baker Hughes Incorporated	26,376	643,574
Halliburton Company	32,153	721,835
NOV Incorporated †	14,046	226,422
Schlumberger Limited	50,593	1,585,079
		3,176,910
Oil, gas & consumable fuels: 2.51%
APA Corporation	13,672	284,378
Cabot Oil & Gas Corporation	14,452	237,013
Chevron Corporation	69,870	7,251,807
ConocoPhillips	49,018	2,732,263
Devon Energy Corporation	21,431	569,207
Diamondback Energy Incorporated	6,542	523,818
EOG Resources Incorporated	21,115	1,696,379
Exxon Mobil Corporation	153,178	8,941,000
Hess Corporation	9,886	828,645
HollyFrontier Corporation	5,406	175,533
Kinder Morgan Incorporated	70,442	1,291,906
Marathon Oil Corporation	28,562	345,886
Marathon Petroleum Corporation	23,565	1,456,317
Occidental Petroleum Corporation	30,335	787,497
ONEOK Incorporated	16,101	849,167
Phillips 66	15,805	1,331,097
Pioneer Natural Resources Company	7,445	1,133,055
The Williams Companies Incorporated	43,918	1,156,800
Valero Energy Corporation	14,783	1,188,553
		32,780,321
Financials: 11.75%
Banks: 4.59%
Bank of America Corporation	274,886	11,652,418
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  27

Portfolio of investments—May 31, 2021

	Shares	Value
Banks (continued)
Citigroup Incorporated	75,524	$ 5,944,494
Citizens Financial Group Incorporated	15,381	767,512
Comerica Incorporated	5,035	395,197
Fifth Third Bancorp	25,727	1,084,136
First Republic Bank	6,367	1,218,898
Huntington Bancshares Incorporated	36,807	583,759
JPMorgan Chase & Company	110,411	18,133,903
KeyCorp	35,054	807,644
M&T Bank Corporation	4,654	747,851
People's United Financial Incorporated	15,397	291,157
PNC Financial Services Group Incorporated	15,342	2,986,781
Regions Financial Corporation	34,760	813,732
SVB Financial Group †	1,953	1,138,384
Truist Financial Corporation	48,745	3,011,466
US Bancorp	49,460	3,006,179
Wells Fargo & Company ♠	149,583	6,988,518
Zions Bancorporation	5,942	343,923
		59,915,952
Capital markets: 3.00%
Ameriprise Financial Incorporated	4,224	1,097,564
Bank of New York Mellon Corporation	29,192	1,520,319
BlackRock Incorporated	5,136	4,504,477
Cboe Global Markets Incorporated	3,879	431,733
CME Group Incorporated	12,990	2,841,692
Franklin Resources Incorporated	9,875	337,824
Intercontinental Exchange Incorporated	20,324	2,294,173
Invesco Limited	13,621	388,607
MarketAxess Holdings Incorporated	1,375	641,493
Moody's Corporation	5,822	1,952,408
Morgan Stanley	54,297	4,938,312
MSCI Incorporated	2,988	1,398,772
Northern Trust Corporation	7,537	913,409
Raymond James Financial Incorporated	4,435	588,037
S&P Global Incorporated	8,709	3,304,804
State Street Corporation	12,729	1,107,168
T. Rowe Price Group Incorporated	8,248	1,578,255
The Charles Schwab Corporation	54,148	3,998,830
The Goldman Sachs Group Incorporated	12,449	4,631,277
The NASDAQ Incorporated	4,174	698,978
		39,168,132
Consumer finance: 0.66%
American Express Company	23,610	3,780,669
Capital One Financial Corporation	16,616	2,671,520
Discover Financial Services	11,097	1,301,234
Synchrony Financial	19,651	931,654
		8,685,077
Diversified financial services: 1.53%
Berkshire Hathaway Incorporated Class B †	68,989	19,968,176
Insurance: 1.97%
AFLAC Incorporated	23,171	1,313,332
American International Group Incorporated	31,290	1,653,364
Aon plc Class A	8,177	2,071,806
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Index Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Insurance (continued)
Arthur J. Gallagher & Company	7,413	$ 1,086,820
Assurant Incorporated	2,095	337,609
Chubb Limited	16,290	2,769,137
Cincinnati Financial Corporation	5,424	660,155
Everest Reinsurance Group Limited	1,447	376,162
Globe Life Incorporated	3,438	362,434
Lincoln National Corporation	6,529	455,659
Loews Corporation	8,213	479,475
Marsh & McLennan Companies Incorporated	18,388	2,543,980
MetLife Incorporated	27,200	1,777,792
Principal Financial Group Incorporated	9,173	599,822
Progressive Corporation	21,194	2,099,902
Prudential Financial Incorporated	14,364	1,536,517
The Allstate Corporation	10,959	1,497,109
The Hartford Financial Services Group Incorporated	12,936	845,368
The Travelers Companies Incorporated	9,126	1,457,422
UnumProvident Corporation	7,372	228,311
W.R. Berkley Corporation	5,070	395,409
Willis Towers Watson plc	4,667	1,219,767
		25,767,352
Health care: 12.78%
Biotechnology: 1.72%
AbbVie Incorporated	63,894	7,232,801
Alexion Pharmaceuticals Incorporated †	7,955	1,404,455
Amgen Incorporated	20,898	4,972,470
Biogen Incorporated †	5,512	1,474,350
Gilead Sciences Incorporated	45,467	3,005,823
Incyte Corporation †	6,761	566,437
Regeneron Pharmaceuticals Incorporated †	3,809	1,913,756
Vertex Pharmaceuticals Incorporated †	9,406	1,962,374
		22,532,466
Health care equipment & supplies: 3.51%
Abbott Laboratories	64,098	7,477,032
ABIOMED Incorporated †	1,637	465,857
Align Technology Incorporated †	2,606	1,537,931
Baxter International Incorporated	18,276	1,500,825
Becton Dickinson & Company	10,513	2,542,990
Boston Scientific Corporation †	51,277	2,181,836
Danaher Corporation	22,935	5,874,571
Dentsply Sirona Incorporated	7,926	530,408
DexCom Incorporated †	3,480	1,285,477
Edwards Lifesciences Corporation †	22,597	2,167,052
Hologic Incorporated †	9,323	587,908
IDEXX Laboratories Incorporated †	3,091	1,725,118
Intuitive Surgical Incorporated †	4,259	3,586,845
Medtronic plc	48,777	6,174,680
ResMed Incorporated	5,265	1,083,800
STERIS plc	3,088	589,376
Stryker Corporation	11,842	3,022,907
Teleflex Incorporated	1,689	679,299
The Cooper Companies Incorporated	1,778	699,554
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  29

Portfolio of investments—May 31, 2021

	Shares	Value
Health care equipment & supplies (continued)
West Pharmaceutical Services Incorporated	2,681	$ 931,674
Zimmer Biomet Holdings Incorporated	7,521	1,266,010
		45,911,150
Health care providers & services: 2.73%
AmerisourceBergen Corporation	5,333	611,908
Anthem Incorporated	8,861	3,528,627
Cardinal Health Incorporated	10,626	595,800
Centene Corporation †	21,044	1,548,838
Cigna Corporation	12,731	3,295,419
CVS Health Corporation	47,448	4,101,405
DaVita HealthCare Partners Incorporated †	2,613	313,743
HCA Healthcare Incorporated	9,593	2,060,480
Henry Schein Incorporated †	5,155	391,986
Humana Incorporated	4,663	2,040,995
Laboratory Corporation of America Holdings †	3,531	969,189
McKesson Corporation	5,753	1,106,820
Quest Diagnostics Incorporated	4,829	635,834
UnitedHealth Group Incorporated	34,204	14,089,312
Universal Health Services Incorporated Class B	2,816	449,518
		35,739,874
Health care technology: 0.07%
Cerner Corporation	11,082	867,167
Life sciences tools & services: 1.19%
Agilent Technologies Incorporated	11,025	1,522,883
Bio-Rad Laboratories Incorporated Class A †	780	469,849
Charles River Laboratories International Incorporated †	1,801	608,720
Illumina Incorporated †	5,279	2,141,374
IQVIA Holdings Incorporated †	6,921	1,662,147
Mettler-Toledo International Incorporated †	847	1,101,905
PerkinElmer Incorporated	4,055	588,259
Thermo Fisher Scientific Incorporated	14,248	6,689,436
Waters Corporation †	2,250	725,063
		15,509,636
Pharmaceuticals: 3.56%
Bristol-Myers Squibb Company	81,066	5,327,658
Catalent Incorporated †	6,159	645,648
Eli Lilly & Company	28,783	5,749,116
Johnson & Johnson	95,112	16,097,706
Merck & Company Incorporated	91,553	6,947,957
Perrigo Company plc	4,816	222,210
Pfizer Incorporated	201,813	7,816,217
Viatris Incorporated	43,675	665,607
Zoetis Incorporated	17,193	3,037,659
		46,509,778
Industrials: 8.81%
Aerospace & defense: 1.67%
General Dynamics Corporation	8,390	1,593,345
Howmet Aerospace Incorporated †	14,120	500,978
Huntington Ingalls Industries Incorporated	1,457	315,018
L3Harris Technologies Incorporated	7,438	1,621,930
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Index Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Aerospace & defense (continued)
Lockheed Martin Corporation	8,919	$ 3,408,842
Northrop Grumman Corporation	5,610	2,052,531
Raytheon Technologies Corporation	54,979	4,877,187
Teledyne Technologies Incorporated †	1,679	704,290
Textron Incorporated	8,211	562,207
The Boeing Company †	19,851	4,903,594
TransDigm Group Incorporated †	1,979	1,284,054
		21,823,976
Air freight & logistics: 0.73%
C.H. Robinson Worldwide Incorporated	4,842	469,771
Expeditors International of Washington Incorporated	6,128	770,228
FedEx Corporation	8,824	2,777,883
United Parcel Service Incorporated Class B	26,034	5,586,896
		9,604,778
Airlines: 0.30%
Alaska Air Group Incorporated †	4,495	311,054
American Airlines Group Incorporated †	23,145	561,035
Delta Air Lines Incorporated †	23,090	1,100,931
Southwest Airlines Company †	21,372	1,313,523
United Airlines Holdings Incorporated †	11,523	672,367
		3,958,910
Building products: 0.50%
A.O. Smith Corporation	4,900	348,243
Allegion plc	3,283	461,196
Carrier Global Corporation	29,566	1,357,966
Fortune Brands Home & Security Incorporated	5,017	517,554
Johnson Controls International plc	26,061	1,734,099
Masco Corporation	9,304	561,124
Trane Technologies plc	8,627	1,608,073
		6,588,255
Commercial services & supplies: 0.40%
Cintas Corporation	3,192	1,128,500
Copart Incorporated †	7,524	970,671
Republic Services Incorporated	7,615	831,406
Rollins Incorporated	8,013	273,163
Waste Management Incorporated	14,086	1,981,618
		5,185,358
Construction & engineering: 0.04%
Quanta Services Incorporated	5,006	477,322
Electrical equipment: 0.55%
AMETEK Incorporated	8,342	1,127,004
Eaton Corporation plc	14,404	2,092,181
Emerson Electric Company	21,711	2,077,526
Generac Holdings Incorporated †	2,274	747,509
Rockwell Automation Incorporated	4,203	1,108,415
		7,152,635
Industrial conglomerates: 1.24%
3M Company	20,953	4,254,297
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  31

Portfolio of investments—May 31, 2021

	Shares	Value
Industrial conglomerates (continued)
General Electric Company	317,247	$ 4,460,493
Honeywell International Incorporated	25,165	5,810,850
Roper Technologies Incorporated	3,797	1,708,688
		16,234,328
Machinery: 1.75%
Caterpillar Incorporated	19,730	4,756,508
Cummins Incorporated	5,355	1,377,734
Deere & Company	11,341	4,095,235
Dover Corporation	5,198	782,299
Fortive Corporation	12,232	887,065
IDEX Corporation	2,746	611,424
Illinois Tool Works Incorporated	10,426	2,416,330
Ingersoll Rand Incorporated †	13,485	669,395
Otis Worldwide Corporation	14,750	1,155,368
PACCAR Incorporated	12,553	1,149,353
Parker-Hannifin Corporation	4,670	1,439,061
Pentair plc	6,009	414,441
Snap-on Incorporated	1,961	499,310
Stanley Black & Decker Incorporated	5,822	1,262,210
Wabtec Corporation	6,425	531,733
Xylem Incorporated	6,526	770,851
		22,818,317
Professional services: 0.41%
Equifax Incorporated	4,407	1,035,821
IHS Markit Limited	13,489	1,420,527
Jacobs Engineering Group Incorporated	4,707	668,771
Leidos Holdings Incorporated	4,826	495,872
Nielsen Holdings plc	12,946	352,261
Robert Half International Incorporated	4,093	363,417
Verisk Analytics Incorporated	5,890	1,017,969
		5,354,638
Road & rail: 1.01%
CSX Corporation	27,589	2,762,211
J.B. Hunt Transport Services Incorporated	3,021	518,222
Kansas City Southern	3,287	978,474
Norfolk Southern Corporation	9,115	2,560,404
Old Dominion Freight Line Incorporated	3,469	920,846
Union Pacific Corporation	24,236	5,446,556
		13,186,713
Trading companies & distributors: 0.21%
Fastenal Company	20,781	1,102,224
United Rentals Incorporated †	2,612	872,304
W.W. Grainger Incorporated	1,592	735,759
		2,710,287
Information technology: 25.85%
Communications equipment: 0.82%
Arista Networks Incorporated †	1,989	675,027
Cisco Systems Incorporated	152,755	8,080,740
F5 Networks Incorporated †	2,231	413,694
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Index Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Communications equipment (continued)
Juniper Networks Incorporated	11,874	$ 312,642
Motorola Solutions Incorporated	6,116	1,255,676
		10,737,779
Electronic equipment, instruments & components: 0.61%
Amphenol Corporation Class A	21,679	1,458,130
CDW Corporation of Delaware	5,101	843,807
Corning Incorporated	27,802	1,213,001
IPG Photonics Corporation †	1,298	271,619
Keysight Technologies Incorporated †	6,733	958,645
TE Connectivity Limited	11,972	1,624,361
Trimble Incorporated †	9,081	706,411
Zebra Technologies Corporation Class A †	1,935	961,792
		8,037,766
IT services: 5.04%
Accenture plc Class A	22,949	6,475,290
Akamai Technologies Incorporated †	5,906	674,524
Automatic Data Processing Incorporated	15,484	3,035,174
Broadridge Financial Solutions Incorporated	4,190	668,221
Cognizant Technology Solutions Corporation Class A	19,199	1,373,880
DXC Technology Company †	9,212	349,319
Fidelity National Information Services Incorporated	22,474	3,348,177
Fiserv Incorporated †	21,550	2,482,560
FleetCor Technologies Incorporated †	3,018	828,260
Gartner Incorporated †	3,210	744,206
Global Payments Incorporated	10,683	2,069,404
International Business Machines Corporation	32,333	4,647,545
Jack Henry & Associates Incorporated	2,753	424,375
MasterCard Incorporated Class A	31,724	11,439,040
Paychex Incorporated	11,613	1,174,539
PayPal Holdings Incorporated †	42,376	11,018,608
The Western Union Company	14,868	363,820
VeriSign Incorporated †	3,601	791,932
Visa Incorporated Class A	61,370	13,949,401
		65,858,275
Semiconductors & semiconductor equipment: 5.37%
Advanced Micro Devices Incorporated †	43,846	3,511,188
Analog Devices Incorporated	13,348	2,197,081
Applied Materials Incorporated	33,203	4,586,330
Broadcom Incorporated	14,771	6,976,786
Enphase Energy Incorporated †	4,668	667,757
Intel Corporation	147,010	8,397,211
KLA Corporation	5,575	1,766,662
Lam Research Corporation	5,171	3,360,374
Maxim Integrated Products Incorporated	9,698	989,293
Microchip Technology Incorporated	9,743	1,529,164
Micron Technology Incorporated †	40,476	3,405,651
Monolithic Power Systems Incorporated	1,552	532,522
NVIDIA Corporation	22,433	14,576,515
NXP Semiconductors NV	10,023	2,119,063
Qorvo Incorporated †	4,098	748,787
QUALCOMM Incorporated	41,103	5,529,998
Skyworks Solutions Incorporated	5,967	1,014,390
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  33

Portfolio of investments—May 31, 2021

	Shares	Value
Semiconductors & semiconductor equipment (continued)
Teradyne Incorporated	6,031	$ 798,203
Texas Instruments Incorporated	33,297	6,320,437
Xilinx Incorporated	8,892	1,129,284
		70,156,696
Software: 8.24%
Adobe Incorporated †	17,343	8,750,931
ANSYS Incorporated †	3,139	1,060,794
Autodesk Incorporated †	7,956	2,274,302
Cadence Design Systems Incorporated †	10,094	1,281,837
Citrix Systems Incorporated	4,449	511,457
Fortinet Incorporated †	4,901	1,071,065
Intuit Incorporated	9,908	4,350,504
Microsoft Corporation	272,897	68,136,923
NortonLifeLock Incorporated	21,055	582,381
Oracle Corporation	67,109	5,284,163
Paycom Software Incorporated †	1,776	585,370
PTC Incorporated †	3,804	510,269
Salesforce.com Incorporated †	33,206	7,906,349
ServiceNow Incorporated †	7,095	3,362,179
Synopsys Incorporated †	5,513	1,402,176
Tyler Technologies Incorporated †	1,468	591,839
		107,662,539
Technology hardware, storage & peripherals: 5.77%
Apple Incorporated	570,990	71,151,064
Hewlett Packard Enterprise Company	47,079	751,381
HP Incorporated	45,320	1,324,704
NetApp Incorporated	8,054	623,138
Seagate Technology Holdings plc	7,268	695,911
Western Digital Corporation †	11,075	833,172
		75,379,370
Materials: 2.78%
Chemicals: 1.88%
Air Products & Chemicals Incorporated	8,006	2,399,078
Albemarle Corporation	4,220	705,078
Celanese Corporation Series A	4,131	683,474
CF Industries Holdings Incorporated	7,743	411,695
Corteva Incorporated	26,922	1,224,951
Dow Incorporated	26,964	1,844,877
DuPont de Nemours Incorporated	19,480	1,647,813
Eastman Chemical Company	4,916	616,466
Ecolab Incorporated	8,998	1,935,290
FMC Corporation	4,680	546,109
International Flavors & Fragrances Incorporated	9,000	1,275,030
Linde plc	18,918	5,686,746
LyondellBasell Industries NV Class A	9,309	1,048,380
PPG Industries Incorporated	8,573	1,540,740
The Mosaic Company	12,482	451,099
The Sherwin-Williams Company	8,754	2,482,022
		24,498,848
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Index Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Construction materials: 0.13%
Martin Marietta Materials Incorporated	2,254	$ 819,667
Vulcan Materials Company	4,796	879,203
		1,698,870
Containers & packaging: 0.35%
Amcor plc	56,516	666,889
Avery Dennison Corporation	3,004	662,472
Ball Corporation	11,865	974,828
International Paper Company	14,223	897,471
Packaging Corporation of America	3,431	510,018
Sealed Air Corporation	5,605	318,700
WestRock Company	9,535	556,081
		4,586,459
Metals & mining: 0.42%
Freeport-McMoRan Incorporated	52,772	2,254,420
Newmont Corporation	28,957	2,127,760
Nucor Corporation	10,784	1,105,791
		5,487,971
Real estate: 2.51%
Equity REITs: 2.43%
Alexandria Real Estate Equities Incorporated	4,600	819,996
American Tower Corporation	16,419	4,194,398
AvalonBay Communities Incorporated	5,048	1,044,633
Boston Properties Incorporated	5,130	603,083
Crown Castle International Corporation	15,606	2,957,337
Digital Realty Trust Incorporated	10,172	1,541,668
Duke Realty Corporation	13,524	628,325
Equinix Incorporated	3,231	2,380,342
Equity Residential	12,405	960,767
Essex Property Trust Incorporated	2,352	694,522
Extra Space Storage Incorporated	4,777	715,642
Federal Realty Investment Trust	2,527	288,937
Healthpeak Properties Incorporated	19,491	650,610
Host Hotels & Resorts Incorporated †	25,522	438,213
Iron Mountain Incorporated	10,436	454,383
Kimco Realty Corporation	15,647	333,438
Mid-America Apartment Communities Incorporated	4,139	665,137
Prologis Incorporated	26,757	3,153,045
Public Storage Incorporated	5,502	1,554,205
Realty Income Corporation	13,510	924,084
Regency Centers Corporation	5,715	369,189
SBA Communications Corporation	3,956	1,179,363
Simon Property Group Incorporated	11,886	1,527,232
UDR Incorporated	10,740	511,546
Ventas Incorporated	13,556	751,680
Vornado Realty Trust	5,677	268,409
Welltower Incorporated	15,102	1,129,177
Weyerhaeuser Company	27,056	1,027,046
		31,766,407
Real estate management & development: 0.08%
CBRE Group Incorporated Class A †	12,143	1,065,913
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  35

Portfolio of investments—May 31, 2021

	Shares	Value
Utilities: 2.52%
Electric utilities: 1.58%
Alliant Energy Corporation	9,041	$ 516,693
American Electric Power Company Incorporated	17,968	1,545,248
Duke Energy Corporation	27,812	2,787,319
Edison International	13,723	766,704
Entergy Corporation	7,254	763,556
Evergy Incorporated	8,211	509,000
Eversource Energy	12,411	1,007,649
Exelon Corporation	35,326	1,593,909
FirstEnergy Corporation	19,655	745,121
NextEra Energy Incorporated	70,913	5,192,250
NRG Energy Incorporated	8,853	284,624
Pinnacle West Capital Corporation	4,077	344,833
PPL Corporation	27,824	809,957
The Southern Company	38,231	2,443,726
Xcel Energy Incorporated	19,454	1,378,900
		20,689,489
Gas utilities: 0.03%
Atmos Energy Corporation	4,637	459,851
Independent power & renewable electricity producers: 0.05%
AES Corporation	24,174	614,261
Multi-utilities: 0.78%
Ameren Corporation	9,167	771,861
CenterPoint Energy Incorporated	19,958	504,937
CMS Energy Corporation	10,455	655,947
Consolidated Edison Incorporated	12,390	957,004
Dominion Energy Incorporated	29,150	2,219,481
DTE Energy Company	7,011	967,448
NiSource Incorporated	14,178	361,539
Public Service Enterprise Group Incorporated	18,276	1,135,305
Sempra Energy	11,394	1,543,773
WEC Energy Group Incorporated	11,413	1,071,795
		10,189,090
Water utilities: 0.08%
American Water Works Company Incorporated	6,565	1,017,706
Total Common stocks (Cost $297,667,405)		1,287,933,880

		Yield
Short-term investments: 1.14%
Investment companies: 1.14%
Securities Lending Cash Investments LLC ♠∩∞		0.03%	182,600	182,600
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	14,730,757	14,730,757
Total Short-term investments (Cost $14,913,357)				14,913,357
Total investments in securities (Cost $312,580,762)	99.70%			1,302,847,237
Other assets and liabilities, net	0.30			3,948,487
Total net assets	100.00%			$1,306,795,724

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Index Portfolio

Portfolio of investments—May 31, 2021

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer is an affiliate of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Common stocks
Financials
Banks
Wells Fargo & Company	$ 4,100,362	$ 374,345	$ (576,645)	$ 54,959	$ 3,035,497	$ 6,988,518	0.54%	149,583	$ 61,288
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	0	12,799,719	(12,617,119)	0	0	182,600		182,600	490 #
Wells Fargo Government Money Market Fund Select Class	30,205,942	131,504,451	(146,979,636)	0	0	14,730,757		14,730,757	11,920
						14,913,357	1.14
				$54,959	$3,035,497	$21,901,875	1.68%		$73,698

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	89	6-18-2021	$17,508,915	$18,700,680	$1,191,765	$0
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  37

Statement of assets and liabilities—May 31, 2021

Assets
Investments in unaffiliated securities (including $176,605 of securities loaned), at value (cost $294,318,910)	$ 1,280,945,362
Investments in affiliated securites, at value (cost $18,261,852)	21,901,875
Cash	8,210
Cash due from broker	2,475,001
Receivable for dividends	1,664,137
Receivable for daily variation margin on open futures contracts	15,124
Receivable for securities lending income, net	61
Prepaid expenses and other assets	132,901
Total assets	1,307,142,671
Liabilities
Payable upon receipt of securities loaned	182,600
Advisory fee payable	104,137
Payable for investments purchased	60,210
Total liabilities	346,947
Total net assets	$1,306,795,724
The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Index Portfolio

Statement of operations—year ended May 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $92,365)	$ 17,966,139
Income from affiliated securities	78,419
Interest	1,009
Total investment income	18,045,567
Expenses
Advisory fee	1,138,374
Custody and accounting fees	71,073
Professional fees	52,135
Interest holder report expenses	7,451
Trustees’ fees and expenses	19,165
Other fees and expenses	33,487
Total expenses	1,321,685
Net investment income	16,723,882
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	94,343,110
Affiliated securities	54,959
Futures contracts	10,037,956
Net realized gains on investments	104,436,025
Net change in unrealized gains (losses) on
Unaffiliated securities	273,073,751
Affiliated securities	3,035,497
Futures contracts	526,094
Net change in unrealized gains (losses) on investments	276,635,342
Net realized and unrealized gains (losses) on investments	381,071,367
Net increase in net assets resulting from operations	$397,795,249
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  39

Statement of changes in net assets

	Year ended May 31, 2021	Year ended May 31, 2020
Operations
Net investment income	$ 16,723,882	$ 20,718,704
Net realized gains on investments	104,436,025	187,218,582
Net change in unrealized gains (losses) on investments	276,635,342	(66,539,266)
Net increase in net assets resulting from operations	397,795,249	141,398,020
Capital transactions
Transactions in investors’ beneficial interests
Contributions	13,277,558	47,457,547
Withdrawals	(159,782,351)	(328,736,831)
Net decrease in net assets resulting from capital transactions	(146,504,793)	(281,279,284)
Total increase (decrease) in net assets	251,290,456	(139,881,264)
Net assets
Beginning of period	1,055,505,268	1,195,386,532
End of period	$1,306,795,724	$1,055,505,268
The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Index Portfolio

Financial highlights
	Year ended May 31
	2021	2020	2019	2018	2017
Total return	40.16%	12.74%	3.67%	14.27%	17.36%
Ratios to average net assets (annualized)
Gross expenses	0.11%	0.12%	0.11%	0.10%	0.10%
Net expenses	0.11%	0.12%	0.11%	0.10%	0.10%
Net investment income	1.41%	1.80%	1.86%	1.84%	2.03%
Supplemental data
Portfolio turnover rate	4%	3%	4%	3%	9%
The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  41

Notes to financial statements
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio's advisory agreement and subadvisory agreement. The Portfolio's Board of Trustees approved a new advisory and new subadvisory agreement and approved submitting the agreements to the Portfolio’s interest holders for approval at a special meeting of interest holders expected to be held on August 16, 2021. Interest holders of record of the Portfolio at the close of business on May 28, 2021 are entitled to vote at the meeting. If interest holders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

42  |  Wells Fargo Index Portfolio

Notes to financial statements
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo Index Portfolio  |  43

Notes to financial statements
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $332,777,937 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$996,362,565
Gross unrealized losses	(25,101,500)
Net unrealized gains	$971,261,065
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 142,963,930	$0	$0	$ 142,963,930
Consumer discretionary	155,858,713	0	0	155,858,713
Consumer staples	77,576,439	0	0	77,576,439
Energy	35,957,231	0	0	35,957,231
Financials	153,504,689	0	0	153,504,689
Health care	167,070,071	0	0	167,070,071
Industrials	115,095,517	0	0	115,095,517
Information technology	337,832,425	0	0	337,832,425
Materials	36,272,148	0	0	36,272,148
Real estate	32,832,320	0	0	32,832,320
Utilities	32,970,397	0	0	32,970,397
Short-term investments
Investment companies	14,913,357	0	0	14,913,357
	1,302,847,237	0	0	1,302,847,237
Futures contracts	1,191,765	0	0	1,191,765
Total assets	$1,304,039,002	$0	$0	$1,304,039,002
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2021, the Portfolio did not have any transfers into/out of Level 3.

44  |  Wells Fargo Index Portfolio

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.100%
Next $500 million	0.100
Next $2 billion	0.075
Next $2 billion	0.075
Over $5 billion	0.050
For the year ended May 31, 2021, the advisory fee was equivalent to an annual rate of 0.10% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.02% as the average daily net assets of the Portfolio increase.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $45,288,104 and $145,234,951, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2021, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Citigroup Global Markets Inc.	$176,605	$(176,605)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

Wells Fargo Index Portfolio  |  45

Notes to financial statements
7. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2021, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $29,142,735 in long futures contracts during the year ended May 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Portfolio under the agreement.
9. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sectors may be more affected by changes in that sectors than would be a fund whose investments are not heavily weighted in any sectors.
10. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
11. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
13. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.

46  |  Wells Fargo Index Portfolio

Notes to financial statements
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's investment adviser, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

Wells Fargo Index Portfolio  |  47

To the Interest Holders of the Portfolio and Board of Trustees
Wells Fargo Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

48  |  Wells Fargo Index Portfolio

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 95% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, $135,360,511 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $16,046,898 of income dividends paid during the fiscal year ended May 31, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2021, $119,269 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2021, $1,373,539 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Index Portfolio  |  49

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

50  |  Wells Fargo Index Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Index Portfolio  |  51

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

52  |  Wells Fargo Index Portfolio

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund and the Portfolio, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 17-19, 2021, the Board received and reviewed a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the Report discussed the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during the stressed market conditions caused by the onset of the COVID-19 pandemic. No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. As applicable to the Fund and the Portfolio, there were no material changes to the Program during the Reporting Period.
Funds Management concluded in the Report that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Index Portfolio  |  53

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Index Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).
At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Index Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Master Portfolio.
The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.
The Boards noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, each Board separately considered for approval a new investment management agreement with Funds Management and, with respect to the Master Portfolio, the Master Trust Board considered for approval a new sub-advisory agreement with the Sub-Adviser (collectively, the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of each respective New Agreement by each Fund’s shareholders. The Boards also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser, as applicable, to continue providing services to the Funds while the Funds continue to seek shareholder approval of the New Agreements. The Boards noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

54  |  Wells Fargo Index Fund

Board considerations (unaudited)
After its deliberations, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after its deliberations, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates. The Boards also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Funds.
Fund investment performance and expenses
The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for the one-, three-, five- and ten-year periods ended December 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was in range of its benchmark, the S&P 500 Index, for the three-, five- and ten-year periods ended December 31, 2020, and lower than its benchmark for the one-year period ended December 31, 2020.
The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.
The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than the median net operating expense ratios of its expense Groups for each share class.
With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

Wells Fargo Index Fund  |  55

Board considerations (unaudited)
The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management, advisory and sub-advisory fee rates
The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.
The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).
The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of the average rates for the Gateway Fund’s expense Group for Administrator Class, and higher than the sum of the average rates for the Gateway Fund’s expense Group for Class A.
The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was equal to the median rate for the Master Portfolio’s expense Group.
The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.
The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did

56  |  Wells Fargo Index Fund

Board considerations (unaudited)
not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.
Economies of scale
The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders of the Funds. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term.

Wells Fargo Index Fund  |  57

Board considerations (unaudited)
Board Considerations - New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees of Wells Fargo Funds Trust (“Funds Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) and the Board of Trustees of Wells Fargo Master Trust (“Master Trust”, and the series identified below in which each Fund invests substantially all of its assets, a “Master Portfolio”) approved the continuation of the current investment advisory agreement (the “Current Advisory Agreement”) with Funds Management, the current sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), and the current sub-advisory agreements with Cooke & Bieler, L.P. (“C&B”) and Peregrine Capital Management, LLC (“Peregrine”, and together with C&B, the “Unaffiliated Sub-Advisers”)(collectively, the “Current Agreements”).
Funds Trust	Master Trust
Wells Fargo C&B Large Cap Value Fund	Wells Fargo C&B Large Cap Value Portfolio
Wells Fargo Core Bond Fund	Wells Fargo Core Bond Portfolio
Wells Fargo Emerging Growth Fund	Wells Fargo Emerging Growth Portfolio
Wells Fargo Index Fund	Wells Fargo Index Portfolio
Wells Fargo Real Return Fund	Wells Fargo Real Return Portfolio
Wells Fargo Small Company Growth Fund	Wells Fargo Small Company Growth Portfolio
Wells Fargo Small Company Value Fund	Wells Fargo Small Company Value Portfolio
Each Trustee on the Funds Trust Board and the Master Trust Board of Trustees (collectively, the “Boards”) is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds or the Master Portfolios (collectively, the “Independent Trustees”). The process followed by the Boards in considering and approving the continuation of each Fund’s and Master Portfolio’s Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Funds Management and Wells Capital, which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Boards also approved, as applicable: (i) for Funds Trust, a new investment management agreement with Funds Management (the “New Investment Management Agreement”); (ii) for the Master Trust, a new advisory agreement with Funds Management (the “New Advisory Agreement”); (iii) for Master Trust, a new sub-advisory agreement (the “New WellsCap Sub-Advisory Agreement”) with Wells Capital for Emerging Growth Portfolio, Index Portfolio, Small Company Value Portfolio, Core Bond Portfolio and Real Return Portfolio; (iv) for Master Trust, a new sub-advisory agreement (the “New Peregrine Sub-Advisory Agreement”) with Peregrine for Small Company Growth Portfolio; and (v) for Master Trust, a new sub-advisory agreement (the “New C&B Sub-Advisory Agreement”) with C&B for the C&B Large Cap Value Portfolio, each of which is intended to go into effect upon the closing (the “New Agreements”). The process followed by the Boards in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Boards reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Boards considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Boards.
In providing information to the Boards in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Boards considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management, as well as with Wells Capital and the Unaffiliated Sub-Advisers (collectively, the “Sub-Advisers”), about various topics. In this regard, the Boards review reports of Funds Management at each of their regular

58  |  Wells Fargo Index Fund

Board considerations (unaudited)
Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year. The Boards were assisted in their evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Boards in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds and Master Portfolios.
■	Impact of the Transaction on the Funds and their Shareholders and the Master Portfolios and their Interest Holders: (i) information regarding anticipated benefits to the Funds and the Master Portfolios as a result of the Transaction; (ii) a commitment that the Funds and Master Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers and the Unaffiliated Sub-Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s or Master Portfolio’s current investment objectives and principal investments strategies, as applicable; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds or the Master Portfolios as a result of the Transaction.
With respect to the New Agreements, the Boards considered: (i) a representation that, after the closing, all of the Funds and Master Portfolios will continue to be managed and advised by their current Advisers and Unaffiliated Sub-Advisers, as applicable, and that the same portfolio managers are expected to continue to manage the Funds or Master Portfolios, as applicable, after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds or the Master Portfolios by the Advisers and Unaffiliated Sub-Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders and the Master Portfolios and their interest holders in connection with the New Agreement Approval Process, the Boards considered information furnished at prior meetings of the Boards and their committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Boards received information about complex-wide and individual Fund and Master Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund or Master Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s and Master Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers and the Unaffiliated Sub-Advisers, to each Fund or Master Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s) or Master Portfolio(s) as applicable; and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the respective New Agreements is reasonable, approved the respective New Agreements for a two-year term, and

Wells Fargo Index Fund  |  59

Board considerations (unaudited)
voted to recommend that Fund shareholders approve the New Agreements. The Boards considered the approval of the New Agreements as part of their consideration of agreements for funds and master portfolios across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds and Master Portfolios by Funds Management and the Sub-Advisers under the Current Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Agreements, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and Wells Capital’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ and Master Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the Master Portfolios. The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Boards considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Boards received assurances from Funds Management that each Fund and Master Portfolio will continue to be advised by its current Sub-Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds and Master Portfolios, respectively, after the closing. With respect to the recruitment and retention of key personnel, the Boards noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Boards recognized that the personnel of the Advisers who had been extended offers may not accept such offers, and personnel changes at the Advisers or the Unaffiliated Sub-Advisers may occur in the future in the ordinary course.
In addition, the Boards considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds and Master Portfolios, as applicable, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Boards also considered the business-related and other risks to which the Advisers and the Unaffiliated Sub-Advisers may be subject in managing the Funds and Master Portfolios, as applicable, and in connection with the Transaction. The Boards also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Boards considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Boards also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers or the Unaffiliated Sub-Advisers to the Funds and their shareholders or to the Master Portfolios and their interest holders, as applicable.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Boards considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Boards received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
The Master Trust Board of Trustees took note of the investment performance of the Master Portfolios in the context of reviewing the investment performance of the Funds.

60  |  Wells Fargo Index Fund

Board considerations (unaudited)
In connection with the 2021 Annual Approval Process, the Boards also received and considered information regarding each Fund’s and Portfolio’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Boards considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to each Fund (the “Groups”). The Boards received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
With respect to the Master Portfolios, the Master Trust Board of Trustees reviewed the fee rates that are payable to Funds Management for investment advisory services, which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
In connection with the New Agreement Approval Process, the Boards received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Boards took into account each Fund’s and Master Portfolio’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management, advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust noted that Funds Management receives no advisory fees from a Fund as long as the Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including allocating the Fund’s assets among the Master Portfolios.
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust reviewed and considered the contractual fee rates that are payable by each Fund to Funds Management under the Fund’s Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and subtransfer agency costs (collectively, the “Management Rates”). The Master Trust Board of Trustees reviewed and considered the contractual investment advisory fee rate that is payable by each Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board of Trustees also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).
Among other information reviewed by the Boards in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Boards noted the assurances received by it that there would be no increases to any of the Management Rates, the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Boards also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on their consideration of the factors and information it deemed relevant, including those described here, the Boards determined that the compensation payable to Funds Management under the New Management Agreement and the New Advisory Agreement and payable to the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Boards noted that Wells Capital’s profitability information with respect to providing services to each Fund

Wells Fargo Index Fund  |  61

Board considerations (unaudited)
and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Boards did not consider profitability with respect to the Unaffiliated Sub-Advisers, as the sub-advisory fees paid to the Unaffiliated Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Boards received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Boards considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Boards considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Boards noted that if the New Agreements are approved by shareholders and the Transaction closes, the Boards will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements with the Advisers.
Economies of scale
In connection with the 2021 Annual Approval Process, the Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds and the Master Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Boards noted the existence of breakpoints in each Fund’s management fee structure and each Master Portfolio’s advisory fee structure, which operate generally to reduce each Fund’s and Master Portfolio’s and expense ratios as they grows in size, and the size of each Fund and Master Portfolio and in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee and advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Boards noted that NewCo and the Advisers may benefit from possible growth of the Funds and Master Portfolios resulting from enhanced distribution capabilities. However, the Boards noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Boards in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Boards concluded that Funds Management’s arrangements with respect to each Fund and Master Portfolio, including contractual breakpoints and expense limitation arrangements, constitute a reasonable approach to sharing potential economies of scale with the Fund and its shareholders and the Master Portfolio and its interest holders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers as a result of their relationships with the Funds and the Master Portfolios, as applicable. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and Master Portfolios and benefits potentially derived from an increase in Funds Management’s and the Wells Capital’s business as a result of their relationships with the Funds and the Master Portfolios. The Boards noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Boards also reviewed information about any soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Boards received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers. The information reviewed by the Boards also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of

62  |  Wells Fargo Index Fund

Board considerations (unaudited)
the Funds and Master Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Boards did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital and the Unaffiliated Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Index Fund  |  63

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

64  |  Wells Fargo Index Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0621-00763 07-21
A283/AR283 05-21

Annual Report
May 31, 2021
Wells Fargo
Small Company Growth Fund

Reduce clutter.
Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery
The views expressed and any forward-looking statements are as of May 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Small Company Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Small Company Growth Fund for the 12-month period that ended May 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.32%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 42.78%, while the MSCI EM Index (Net),3 had stronger performance, with a 51.00% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.40%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.84%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.74%, and the ICE BofA U.S. High Yield Index,7 returned 15.18%.
The COVID-19 lockdown began over a year ago.
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Small Company Growth Fund

Letter to shareholders (unaudited)
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve Board’s (Fed’s) announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The calendar year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Small Company Growth Fund  |  3

Letter to shareholders (unaudited)
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 billion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses are experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Small Company Growth Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser for the affiliated master portfolio*
Peregrine Capital Management, LLC
Portfolio managers	William A. Grierson, CFA®‡, Daniel J. Hagen, CFA®‡, Paul E. von Kuster, CFA®‡, Ryan H. Smith, CFA®‡†, Samuel D. Smith, CFA®‡†

Average annual total returns (%) as of May 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFSAX)	1-30-2004	45.00	16.24	11.77	53.84	17.62	12.43	1.33	1.29
Class C (WSMCX)	1-30-2004	51.86	16.77	11.60	52.86	16.77	11.60	2.08	2.04
Class R6 (WSCRX)[3]	10-31-2014	–	–	–	54.53	18.13	12.94	0.90	0.86
Administrator Class (NVSCX)	11-11-1994	–	–	–	54.02	17.76	12.62	1.25	1.19
Institutional Class (WSCGX)	3-31-2008	–	–	–	54.39	18.05	12.90	1.00	0.94
Russell 2000® Growth Index[4]	–	–	–	–	50.14	17.57	12.76	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.29% for Class A, 2.04% for Class C, 0.86% for Class R6, 1.19% for Administrator Class, and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
†	Ryan Smith and Samuel Smith became portfolio managers of the Fund on January 12, 2021.

6  |  Wells Fargo Small Company Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Small Company Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2021.
■	Stock selection in financials and health care were the largest contributors to performance in the period.
■	Stock selection within information technology (IT) and consumer discretionary were the largest detractors from performance in the period.
Vaccine deployment and stimulus measures supported the equity environment.
Markets followed a linear path upward in the trailing 12-month period. Despite two massive spikes in worldwide COVID-19 cases, investors looked forward, placing greater focus on vaccine development and broad fiscal and monetary support. The successful development of an effective vaccine and unwavering government stimulus created a positive environment for equities during the period. Broad-based vaccine deployment enabled a gradual reopening of the economy in 2021 and sparked a sharp rotation in market leadership. As the fiscal year progressed, investors moved out of the highly valued momentum names that had worked well throughout the pandemic uncertainty and into more cyclically levered areas of the market that have been left behind. This more normalized or broadening of market returns has been a positive tailwind to the Fund’s more valuation-sensitive approach.
The Fund remained consistent with its long-term discipline of investing in rapidly growing companies purchased at attractive valuations. Relative to the benchmark, the Fund is currently most overweight companies in the financial services and industrials sectors that should benefit from improved economic growth and company fundamentals. Conversely, the Fund is most underweight the consumer discretionary and health care sectors where valuations are currently less attractive.
Financials and health care were the top-contributing sectors for the fiscal year. Positive outperformance in financials was broad-based with strength across the Fund’s capital markets, banking, and insurance holdings. Within capital markets, robust equity underwriting and merger and acquisition activity aided Evercore Partners Incorporated and Stifel Financial, while a rising yield curve and strong fundamental demand drove banking names SVB Financial Group* and Triumph Bancorp, Incorporated. Rapidly growing insurance brokers Goosehead Insurance, Incorporated, and BRP Group, Incorporated, were also strong contributors to performance in the period. Within health care, outperformance was driven by both our underweight position to this underperforming sector as well as strength in biotechnology holdings Immunomedics Incorporated*, and MyoKardia Incorporated*
and health care technology companies Allscripts Healthcare Solutions, Incorporated, and Omnicell, Incorporated.
Ten largest holdings (%) as of May 31, 2021[1]
PTC Incorporated	1.71
Syneos Health Incorporated	1.70
Nuance Communications Incorporated	1.48
ASGN Incorporated	1.45
Element Solutions Incorporated	1.37
Avantor Incorporated	1.33
SS&C Technologies Holdings Incorporated	1.32
International Game Technology	1.29
Ciena Corporation	1.25
Omnicell Incorporated	1.23
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
IT was the largest detractor from performance for the fiscal year. Weakness was primarily driven by optical equipment company Ciena Corporation and mortgage servicing and origination software company Black Knight, Incorporated. Underperformance in Ciena was driven by a temporary slowdown in new equipment orders as customers delayed new deployments due to pandemic-related uncertainty, while weakness in Black Knight was primarily due to a government-mandated moratorium in foreclosure activity that temporarily eliminated a high-margin source of revenue for the company. The consumer discretionary sector also detracted from Fund performance in the period as weakness was primarily due to the Fund’s underweight position to this outperforming sector.
Markets showing signs of normalization.
We are encouraged by the early signs that markets have begun to normalize after a prolonged period of dominance by excessively valued and high momentum stocks. The recent increase in interest rates has very quickly imparted a sense of discipline back into markets with respect to valuation. Areas of excess, such as high-value tech, biotech, pockets within

*	This security was no longer held at the end of the reporting period.

8  |  Wells Fargo Small Company Growth Fund

Performance highlights (unaudited)
renewable energy, and the special purpose acquisition company mania, have shown cracks, which has led to outperformance by a much broader segment of the market. While recent, we believe these dynamics could persist for some time. We are in the early innings of an economic expansion underpinned by significant pent-up consumer demand, growing business confidence, and unprecedented government support, which has driven this broadening of market returns. As recent performance has shown, this broadening benefits a valuation-conscious style such as ours, as many strong growth stories trading at attractive valuations, which have been long ignored by the market, have come back into favor.
Sector allocation as of May 31, 2021[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Small Company Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2020 to May 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2020	Ending account value 5-31-2021	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,197.17	$ 7.07	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$ 6.49	1.29%
Class C
Actual	$1,000.00	$1,192.91	$11.15	2.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.76	$10.25	2.04%
Class R6
Actual	$1,000.00	$1,199.84	$ 4.72	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$ 4.33	0.86%
Administrator Class
Actual	$1,000.00	$1,197.96	$ 6.52	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$ 5.99	1.19%
Institutional Class
Actual	$1,000.00	$1,199.31	$ 5.15	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$ 4.73	0.94%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Wells Fargo Small Company Growth Fund

Portfolio of investments—May 31, 2021

		Value
Investment companies: 100.47%
Affiliated master portfolio: 100.47%
Wells Fargo Small Company Growth Portfolio		$1,349,006,660
Total Investment companies (Cost $818,273,541)		1,349,006,660
Total investments in securities (Cost $818,273,541)	100.47%	1,349,006,660
Other assets and liabilities, net	(0.47)	(6,360,836)
Total net assets	100.00%	$1,342,645,824
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Growth Portfolio	98.08%	97.88%	$376,204,644	$243,393,279	$6,157,985	$124,625	$1,349,006,660	100.47%
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  11

Statement of assets and liabilities—May 31, 2021

Assets
Investments in affiliated Master Portfolio, at value (cost $818,273,541)	$ 1,349,006,660
Receivable for Fund shares sold	2,318,075
Total assets	1,351,324,735
Liabilities
Payable for Fund shares redeemed	8,373,060
Administration fees payable	118,002
Management fee payable	15,397
Distribution fee payable	5,898
Accrued expenses and other liabilities	166,554
Total liabilities	8,678,911
Total net assets	$1,342,645,824
Net assets consist of
Paid-in capital	$ 609,726,171
Total distributable earnings	732,919,653
Total net assets	$1,342,645,824
Computation of net asset value and offering price per share
Net assets – Class A	$ 44,249,166
Shares outstanding – Class A1	720,145
Net asset value per share – Class A	$61.44
Maximum offering price per share – Class A2	$65.19
Net assets – Class C	$ 9,234,649
Shares outstanding – Class C1	182,318
Net asset value per share – Class C	$50.65
Net assets – Class R6	$ 407,310,572
Shares outstanding – Class R6[1]	5,994,196
Net asset value per share – Class R6	$67.95
Net assets – Administrator Class	$ 62,091,833
Shares outstanding – Administrator Class[1]	955,522
Net asset value per share – Administrator Class	$64.98
Net assets – Institutional Class	$ 819,759,604
Shares outstanding – Institutional Class[1]	12,122,447
Net asset value per share – Institutional Class	$67.62
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Small Company Growth Fund

Statement of operations—year ended May 31, 2021

Investment income
Dividends allocated from affiliated Master Portfolio	$ 6,157,985
Affiliated income allocated from affiliated Master Portfolio	124,625
Expenses allocated from affiliated Master Portfolio	(11,105,410)
Total investment income	(4,822,800)
Expenses
Management fee	701,620
Administration fees
Class A	84,736
Class C	20,023
Class R6	132,697
Administrator Class	78,366
Institutional Class	1,105,975
Shareholder servicing fees
Class A	100,587
Class C	23,786
Administrator Class	150,391
Distribution fee
Class C	71,226
Custody and accounting fees	50,193
Professional fees	34,680
Registration fees	102,737
Shareholder report expenses	139,025
Trustees’ fees and expenses	21,080
Other fees and expenses	46,075
Total expenses	2,863,197
Less: Fee waivers and/or expense reimbursements
Fund-level	(644,241)
Class A	(436)
Class C	(8)
Administrator Class	(6,028)
Institutional Class	(85,075)
Net expenses	2,127,409
Net investment loss	(6,950,209)
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	376,204,644
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	243,393,279
Net realized and unrealized gains (losses) on investments	619,597,923
Net increase in net assets resulting from operations	$612,647,714
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2021		Year ended May 31, 2020
Operations
Net investment loss		$ (6,950,209)		$ (5,409,448)
Net realized gains on investments		376,204,644		107,501,645
Net change in unrealized gains (losses) on investments		243,393,279		(28,564,804)
Net increase in net assets resulting from operations		612,647,714		73,527,393
Distributions to shareholders from
Net investment income and net realized gains
Class A		(5,976,918)		(4,577,702)
Class C		(1,628,455)		(1,219,067)
Class R6		(56,097,914)		(43,043,975)
Administrator Class		(8,234,181)		(6,401,809)
Institutional Class		(121,915,798)		(80,415,302)
Total distributions to shareholders		(193,853,266)		(135,657,855)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	191,250	10,831,002	188,284	8,973,220
Class C	11,378	530,387	5,111	206,315
Class R6	1,135,839	70,387,361	1,859,972	92,450,593
Administrator Class	140,592	8,368,325	170,705	8,517,203
Institutional Class	2,938,525	180,832,983	4,127,985	204,967,976
		270,950,058		315,115,307
Reinvestment of distributions
Class A	99,100	5,314,718	79,105	3,985,289
Class C	34,708	1,539,630	24,921	1,076,603
Class R6	860,364	50,924,923	698,418	38,147,601
Administrator Class	144,949	8,217,170	121,124	6,394,121
Institutional Class	1,402,732	82,663,012	1,085,956	59,130,286
		148,659,453		108,733,900
Payment for shares redeemed
Class A	(353,897)	(19,407,294)	(793,982)	(38,317,325)
Class C	(98,121)	(4,589,705)	(122,441)	(5,026,553)
Class R6	(5,125,700)	(309,662,461)	(4,156,884)	(211,307,944)
Administrator Class	(474,181)	(27,971,851)	(866,918)	(42,999,639)
Institutional Class	(7,943,243)	(491,545,106)	(9,445,990)	(485,047,988)
		(853,176,417)		(782,699,449)
Net decrease in net assets resulting from capital share transactions		(433,566,906)		(358,850,242)
Total decrease in net assets		(14,772,458)		(420,980,704)
Net assets
Beginning of period		1,357,418,282		1,778,398,986
End of period		$1,342,645,824		$1,357,418,282
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Small Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$46.62	$48.98	$56.66	$44.26	$37.69
Net investment loss	(0.47) [1]	(0.34) [1]	(0.36)	(0.35) [1]	(0.28) [1]
Net realized and unrealized gains (losses) on investments	24.27	2.49	(3.22)	12.75	6.85
Total from investment operations	23.80	2.15	(3.58)	12.40	6.57
Distributions to shareholders from
Net realized gains	(8.98)	(4.51)	(4.10)	0.00	0.00
Net asset value, end of period	$61.44	$46.62	$48.98	$56.66	$44.26
Total return[2]	53.84%	3.70%	(6.13)%	28.02%	17.43%
Ratios to average net assets (annualized)*
Gross expenses	1.33%	1.32%	1.31%	1.32%	1.33%
Net expenses	1.29%	1.32%	1.31%	1.32%	1.33%
Net investment loss	(0.85)%	(0.69)%	(0.63)%	(0.71)%	(0.68)%
Supplemental data
Portfolio turnover rate[3]	44%	41%	54%	37%	82%
Net assets, end of period (000s omitted)	$44,249	$36,534	$64,182	$76,065	$76,087

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$39.84	$42.75	$50.38	$39.65	$34.02
Net investment loss	(0.75) [1]	(0.61) [1]	(0.66) [1]	(0.64) [1]	(0.54) [1]
Net realized and unrealized gains (losses) on investments	20.54	2.21	(2.87)	11.37	6.17
Total from investment operations	19.79	1.60	(3.53)	10.73	5.63
Distributions to shareholders from
Net realized gains	(8.98)	(4.51)	(4.10)	0.00	0.00
Net asset value, end of period	$50.65	$39.84	$42.75	$50.38	$39.65
Total return[2]	52.86%	2.92%	(6.82)%	27.06%	16.55%
Ratios to average net assets (annualized)*
Gross expenses	2.08%	2.07%	2.06%	2.07%	2.08%
Net expenses	2.04%	2.07%	2.06%	2.07%	2.08%
Net investment loss	(1.60)%	(1.44)%	(1.38)%	(1.47)%	(1.43)%
Supplemental data
Portfolio turnover rate[3]	44%	41%	54%	37%	82%
Net assets, end of period (000s omitted)	$9,235	$9,336	$13,968	$19,979	$22,410

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Small Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$50.64	$52.65	$60.31	$46.91	$39.77
Net investment loss	(0.17)	(0.14) [1]	(0.12)	(0.14)	(0.11)
Net realized and unrealized gains (losses) on investments	26.46	2.64	(3.44)	13.54	7.25
Total from investment operations	26.29	2.50	(3.56)	13.40	7.14
Distributions to shareholders from
Net realized gains	(8.98)	(4.51)	(4.10)	0.00	0.00
Net asset value, end of period	$67.95	$50.64	$52.65	$60.31	$46.91
Total return	54.53%	4.12%	(5.73)%	28.59%	17.95%
Ratios to average net assets (annualized)*
Gross expenses	0.90%	0.90%	0.88%	0.89%	0.90%
Net expenses	0.86%	0.89%	0.88%	0.89%	0.90%
Net investment loss	(0.41)%	(0.27)%	(0.20)%	(0.29)%	(0.25)%
Supplemental data
Portfolio turnover rate[2]	44%	41%	54%	37%	82%
Net assets, end of period (000s omitted)	$407,311	$462,050	$564,516	$618,523	$418,111

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$48.87	$51.10	$58.85	$45.91	$39.05
Net investment loss	(0.44) [1]	(0.29) [1]	(0.29) [1]	(0.30) [1]	(0.24) [1]
Net realized and unrealized gains (losses) on investments	25.53	2.57	(3.36)	13.24	7.10
Total from investment operations	25.09	2.28	(3.65)	12.94	6.86
Distributions to shareholders from
Net realized gains	(8.98)	(4.51)	(4.10)	0.00	0.00
Net asset value, end of period	$64.98	$48.87	$51.10	$58.85	$45.91
Total return	54.02%	3.80%	(6.02)%	28.19%	17.57%
Ratios to average net assets (annualized)*
Gross expenses	1.25%	1.24%	1.23%	1.24%	1.25%
Net expenses	1.19%	1.20%	1.20%	1.20%	1.20%
Net investment loss	(0.74)%	(0.57)%	(0.51)%	(0.60)%	(0.55)%
Supplemental data
Portfolio turnover rate[2]	44%	41%	54%	37%	82%
Net assets, end of period (000s omitted)	$62,092	$55,917	$87,850	$114,429	$130,311

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Small Company Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$50.47	$52.51	$60.20	$46.85	$39.75
Net investment loss	(0.29)	(0.17) [1]	(0.15)	(0.19)	(0.15)
Net realized and unrealized gains (losses) on investments	26.42	2.64	(3.44)	13.54	7.25
Total from investment operations	26.13	2.47	(3.59)	13.35	7.10
Distributions to shareholders from
Net realized gains	(8.98)	(4.51)	(4.10)	0.00	0.00
Net asset value, end of period	$67.62	$50.47	$52.51	$60.20	$46.85
Total return	54.39%	4.07%	(5.77)%	28.50%	17.86%
Ratios to average net assets (annualized)*
Gross expenses	1.00%	1.00%	0.98%	0.99%	1.00%
Net expenses	0.94%	0.95%	0.95%	0.95%	0.95%
Net investment loss	(0.49)%	(0.32)%	(0.26)%	(0.35)%	(0.31)%
Supplemental data
Portfolio turnover rate[2]	44%	41%	54%	37%	82%
Net assets, end of period (000s omitted)	$819,760	$793,581	$1,047,883	$1,169,555	$1,014,847

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.79%
Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  19

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Small Company Growth Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2021, the Fund owned 97.88% of Wells Fargo Small Company Growth Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2021 are included in this report and should be read in conjunction with the Fund’s financial statements.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
This shareholder report is not asking you for a proxy. A separate proxy statement with more detailed information about the transaction will be provided to Fund shareholders and should be reviewed carefully.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees

20  |  Wells Fargo Small Company Growth Fund

Notes to financial statements
receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $829,673,832 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$530,733,119
Gross unrealized losses	(11,400,291)
Net unrealized gains	$519,332,828
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2021, the Fund’s investment in an affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo Small Company Growth Portfolio	Seek long-term capital appreciation	$1,349,006,660
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s

Wells Fargo Small Company Growth Fund  |  21

Notes to financial statements
operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2021, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.29%
Class C	2.04
Class R6	0.86
Administrator Class	1.19
Institutional Class	0.94
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

22  |  Wells Fargo Small Company Growth Fund

Notes to financial statements
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended May 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $593,403,114 and $1,221,419,511, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2021 and May 31, 2020 were as follows:
	Year ended May 31
	2021	2020
Ordinary income	$ 46,221,198	$ 12,251,811
Long-term capital gain	147,632,068	123,406,044
As of May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$34,542,800	$179,044,025	$519,332,828
8. CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the affiliated Master Portfolio concentrated its portfolio in investments related to the health care sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification

Wells Fargo Small Company Growth Fund  |  23

Notes to financial statements
clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

24  |  Wells Fargo Small Company Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

Wells Fargo Small Company Growth Fund  |  25

Portfolio of investments—May 31, 2021

	Shares	Value
Common stocks: 96.91%
Communication services: 1.54%
Entertainment: 1.54%
Lions Gate Entertainment Class B †	466,678	$ 8,110,864
Zynga Incorporated Class A †	1,206,308	13,076,379
		21,187,243
Consumer discretionary: 9.32%
Auto components: 0.77%
Fox Factory Holding Corporation †	68,249	10,611,355
Hotels, restaurants & leisure: 1.93%
International Game Technology †	730,126	17,712,857
Papa John's International Incorporated	94,893	8,915,197
		26,628,054
Household durables: 0.87%
Skyline Champion Corporation †	236,816	11,994,730
Leisure products: 1.64%
Callaway Golf Company	254,320	9,389,494
Hayward Holdings Incorporated †«	519,010	13,219,185
		22,608,679
Multiline retail: 0.75%
Ollie's Bargain Outlet Holdings Incorporated †	119,490	10,328,716
Specialty retail: 3.36%
American Eagle Outfitters Incorporated	297,960	10,556,723
Burlington Stores Incorporated †	34,760	11,240,341
Five Below Incorporated †	45,724	8,418,703
Monro Muffler Brake Incorporated	102,714	6,403,191
Sleep Number Corporation †	86,918	9,690,488
		46,309,446
Consumer staples: 1.99%
Food & staples retailing: 1.03%
Performance Food Group Company †	282,477	14,160,572
Personal products: 0.96%
e.l.f. Beauty Incorporated †	471,947	13,214,516
Financials: 9.55%
Banks: 0.89%
Triumph Bancorp Incorporated †	146,923	12,304,801
Capital markets: 4.29%
Evercore Partners Incorporated Class A	93,543	13,644,182
Focus Financial Partners Class A †	272,118	13,793,661
Open Lending Corporation Class A †	173,769	6,704,008
Stifel Financial Corporation	216,559	15,003,208
VIRTU Financial Incorporated Class A	326,619	9,945,549
		59,090,608
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Small Company Growth Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Insurance: 3.41%
Argo Group International Holdings Limited	154,642	$ 8,294,997
BRP Group Incorporated Class A †	413,921	10,174,178
Goosehead Insurance Incorporated Class A	155,647	13,987,996
Palomar Holdings Incorporated †	199,144	14,537,512
		46,994,683
Thrifts & mortgage finance: 0.96%
Essent Group Limited	275,543	13,181,977
Health care: 26.97%
Biotechnology: 4.48%
Achilles Therapeutics PL ADR †«	214,873	2,713,846
Amicus Therapeutics Incorporated †	485,974	4,500,119
Arena Pharmaceuticals Incorporated †	93,667	5,723,990
Black Diamond Therapeutics Incorporated †	117,490	1,541,469
Blueprint Medicines Corporation †	96,554	8,820,208
Constellation Pharmaceutical †	177,575	3,517,761
Cytokinetics Incorporated †	284,827	6,217,773
Emergent BioSolutions Incorporated †	99,545	6,037,404
Immunovant Incorporated †	196,743	2,982,624
Ionis Pharmaceuticals Incorporated †	109,355	4,073,474
Iovance Biotherapeutics Incorporated †	166,691	3,095,452
Mirati Therapeutics Incorporated †	43,932	6,947,846
Turning Point Therapeutics Incorporated †	83,176	5,504,588
		61,676,554
Health care equipment & supplies: 6.55%
Atricure Incorporated †	198,559	14,838,314
Axonics Modulation Technologies Incorporated †	265,526	15,318,195
Cardiovascular Systems Incorporated †	240,584	9,428,487
Cerus Corporation †	1,031,634	5,973,161
Conmed Corporation	103,637	14,269,779
Novocure Limited †	37,291	7,607,364
Silk Road Medical Incorporated †	260,178	12,639,447
Tactile Systems Technology Class I †	190,007	10,216,676
		90,291,423
Health care providers & services: 4.70%
AMN Healthcare Services Incorporated †	145,664	12,920,397
HealthEquity Incorporated †	127,876	10,629,053
Oak Street Health Incorporated †	190,065	11,478,025
PetIQ Incorporated †	277,739	11,415,073
Privia Health Group Incorporated †	287,129	9,397,732
U.S. Physical Therapy Incorporated	76,513	8,903,049
		64,743,329
Health care technology: 4.17%
Allscripts Healthcare Solutions Incorporated †	621,449	10,806,998
Evolent Health Incorporated Class A †	474,778	9,224,937
Omnicell Incorporated †	121,054	16,826,506
OptimizeRx Corporation †	150,575	7,396,244
Phreesia Incorporated †	169,689	8,399,606
Tabula Rasa Healthcare Incorporated †«	110,655	4,781,403
		57,435,694
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  27

Portfolio of investments—May 31, 2021

	Shares	Value
Life sciences tools & services: 5.72%
Adaptive Biotechnologies Corporation †	198,705	$ 7,513,036
Avantor Incorporated †	567,676	18,250,783
ICON plc ADR †	72,526	16,228,418
PRA Health Sciences Incorporated †	79,001	13,502,851
Syneos Health Incorporated †	265,989	23,380,433
		78,875,521
Pharmaceuticals: 1.35%
Axsome Therapeutics Incorporated †	93,992	5,706,254
Pacira Pharmaceuticals Incorporated †	124,456	7,550,746
Theravance Biopharma Incorporated †	310,369	5,363,176
		18,620,176
Industrials: 19.70%
Aerospace & defense: 1.40%
Kratos Defense & Security Solutions Incorporated †	308,262	7,709,633
Mercury Systems Incorporated †	177,218	11,598,918
		19,308,551
Airlines: 0.79%
Sun Country Airlines Holding †	291,569	10,846,367
Building products: 3.85%
A.O. Smith Corporation	72,768	5,171,622
Advanced Drainage Systems Incorporated	109,623	12,433,441
Masonite International Corporation †	119,205	14,250,958
PGT Incorporated †	344,148	8,314,616
The AZEK Company Incorporated †	295,742	12,873,649
		53,044,286
Commercial services & supplies: 1.07%
IAA Incorporated †	148,974	8,487,049
KAR Auction Services Incorporated †	352,566	6,325,034
		14,812,083
Construction & engineering: 0.47%
Dycom Industries Incorporated †	86,726	6,497,512
Electrical equipment: 1.63%
Atkore International Incorporated †	125,382	9,679,490
Generac Holdings Incorporated †	39,054	12,837,831
		22,517,321
Machinery: 3.31%
Chart Industries Incorporated †	94,723	13,823,875
SPX Corporation †	258,752	16,205,638
Wabash National Corporation	446,225	7,117,289
Woodward Incorporated	66,406	8,445,515
		45,592,317
Professional services: 5.14%
ASGN Incorporated †	193,448	19,942,554
Clarivate plc †	436,329	13,107,323
FTI Consulting Incorporated †	68,506	9,423,000
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Small Company Growth Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Professional services (continued)
ICF International Incorporated	166,083	$ 14,598,696
KBR Incorporated	336,561	13,711,495
		70,783,068
Road & rail: 1.30%
Knight-Swift Transportation Holdings Incorporated	189,720	9,055,336
Schneider National Incorporated Class B	362,058	8,866,800
		17,922,136
Trading companies & distributors: 0.74%
Boise Cascade Company	154,931	10,223,897
Information technology: 23.16%
Communications equipment: 2.03%
Ciena Corporation †	323,075	17,080,975
Lumentum Holdings Incorporated †	133,963	10,900,569
		27,981,544
Electronic equipment, instruments & components: 1.50%
Itron Incorporated †	114,609	10,927,968
Par Technology Corporation †	146,041	9,778,905
		20,706,873
IT services: 3.52%
Black Knight Incorporated †	188,276	13,817,576
EVO Payments Incorporated Class A †	334,493	9,579,880
LiveRamp Holdings Incorporated †	227,581	11,433,669
Verra Mobility Corporation †	385,066	5,487,191
WEX Incorporated †	41,652	8,160,043
		48,478,359
Semiconductors & semiconductor equipment: 3.59%
CMC Materials Incorporated	55,618	8,583,526
FormFactor Incorporated †	178,261	6,283,700
Onto Innovation Incorporated †	150,251	10,783,514
Silicon Motion Technology Corporation ADR	171,573	11,318,671
Teradyne Incorporated	94,453	12,500,855
		49,470,266
Software: 12.52%
Box Incorporated Class A †	610,887	14,239,776
Cloudera Incorporated †	639,378	8,222,401
Cornerstone OnDemand Incorporated †	216,265	9,509,172
CyberArk Software Limited †	97,850	12,381,939
Doubleverify Holdings Incorporated †	145,938	5,383,653
Mimecast Limited †	220,612	11,028,394
Nuance Communications Incorporated †	383,323	20,277,787
Pagerduty Incorporated †	341,711	13,890,552
PTC Incorporated †	174,503	23,407,832
Sprout Social Incorporated Class A †	142,177	9,869,927
SS&C Technologies Holdings Incorporated	245,646	18,145,870
Telos Corporation †	188,448	6,196,170
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  29

Portfolio of investments—May 31, 2021

	Shares	Value
Software (continued)
Zendesk Incorporated †	74,283	$ 10,151,515
Zuora Incorporated †	639,370	9,891,054
		172,596,042
Materials: 2.90%
Chemicals: 2.16%
Element Solutions Incorporated	804,038	18,806,449
Orion Engineered Carbons SA †	546,041	11,051,870
		29,858,319
Metals & mining: 0.74%
Steel Dynamics Incorporated	162,730	10,159,234
Real estate: 1.78%
Equity REITs: 1.34%
QTS Realty Trust Incorporated Class A	140,721	8,918,897
Ryman Hospitality Properties Incorporated †	127,133	9,523,533
		18,442,430
Real estate management & development: 0.44%
Compass Incorporated Class A †«	456,486	6,135,172
Total Common stocks (Cost $746,109,202)		1,335,633,854

	Expiration date
Rights: 0.00%
Communication services: 0.00%
Media: 0.00%
Media General Incorporated ♦†	12-31-2021	347,897	0
Total Rights (Cost $0)			0

		Yield
Short-term investments: 4.51%
Investment companies: 4.51%
Securities Lending Cash Investments LLC ♠∩∞		0.03%	21,935,055	21,935,055
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	40,275,255	40,275,255
Total Short-term investments (Cost $62,210,310)				62,210,310
Total investments in securities (Cost $808,319,512)	101.42%			1,397,844,164
Other assets and liabilities, net	(1.42)			(19,553,244)
Total net assets	100.00%			$1,378,290,920

†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
«	All or a portion of this security is on loan.
♠	The issuer is an affiliate of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Small Company Growth Portfolio

Portfolio of investments—May 31, 2021
Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 0	$168,640,715	$(146,705,660)	$0	$0	$ 21,935,055		21,935,055	$ 7,586#
Wells Fargo Government Money Market Fund Select Class	39,427,080	679,360,500	(678,512,325)	0	0	40,275,255		40,275,255	17,281
				$0	$0	$62,210,310	4.51%		$24,867

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  31

Statement of assets and liabilities—May 31, 2021

Assets
Investments in unaffiliated securities (including $21,640,172 of securities loaned), at value (cost $746,109,202)	$ 1,335,633,854
Investments in affiliated securites, at value (cost $62,210,310)	62,210,310
Receivable for investments sold	3,252,803
Receivable for dividends	435,628
Receivable for securities lending income, net	21,431
Prepaid expenses and other assets	53,797
Total assets	1,401,607,823
Liabilities
Payable upon receipt of securities loaned	21,935,055
Advisory fee payable	912,918
Payable for investments purchased	468,930
Total liabilities	23,316,903
Total net assets	$1,378,290,920
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Small Company Growth Portfolio

Statement of operations—year ended May 31, 2021

Investment income
Dividends	$ 6,282,433
Income from affiliated securities	127,217
Total investment income	6,409,650
Expenses
Advisory fee	11,109,597
Custody and accounting fees	94,523
Professional fees	46,381
Interest holder report expenses	10,910
Trustees’ fees and expenses	19,191
Other fees and expenses	49,510
Total expenses	11,330,112
Net investment loss	(4,920,462)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	383,642,418
Net change in unrealized gains (losses) on investments	248,333,561
Net realized and unrealized gains (losses) on investments	631,975,979
Net increase in net assets resulting from operations	$627,055,517
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  33

Statement of changes in net assets

	Year ended May 31, 2021	Year ended May 31, 2020
Operations
Net investment loss	$ (4,920,462)	$ (2,562,794)
Net realized gains on investments	383,642,418	108,634,846
Net change in unrealized gains (losses) on investments	248,333,561	(27,501,699)
Net increase in net assets resulting from operations	627,055,517	78,570,353
Capital transactions
Transactions in investors’ beneficial interests
Contributions	27,183,074	51,028,631
Withdrawals	(661,328,291)	(551,302,982)
Net decrease in net assets resulting from capital transactions	(634,145,217)	(500,274,351)
Total decrease in net assets	(7,089,700)	(421,703,998)
Net assets
Beginning of period	1,385,380,620	1,807,084,618
End of period	$1,378,290,920	$1,385,380,620
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Small Company Growth Portfolio

Financial highlights
	Year ended May 31
	2021	2020	2019	2018	2017
Total return	54.64%	4.08%	(5.64)%	28.74%	18.15%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.78%	0.78%	0.78%	0.79%
Net expenses	0.79%	0.78%	0.78%	0.78%	0.79%
Net investment loss	(0.34)%	(0.16)%	(0.09)%	(0.18)%	(0.14)%
Supplemental data
Portfolio turnover rate	44%	41%	54%	37%	82%
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  35

Notes to financial statements
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio's advisory agreement and subadvisory agreement. The Portfolio's Board of Trustees approved a new advisory and new subadvisory agreement and approved submitting the agreements to the Portfolio’s interest holders for approval at a special meeting of interest holders expected to be held on August 16, 2021. Interest holders of record of the Portfolio at the close of business on May 28, 2021 are entitled to vote at the meeting. If interest holders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund

36  |  Wells Fargo Small Company Growth Portfolio

Notes to financial statements
are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $827,099,368 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$609,113,977
Gross unrealized losses	(38,369,181)
Net unrealized gains	$570,744,796
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Small Company Growth Portfolio  |  37

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 21,187,243	$0	$0	$ 21,187,243
Consumer discretionary	128,480,980	0	0	128,480,980
Consumer staples	27,375,088	0	0	27,375,088
Financials	131,572,069	0	0	131,572,069
Health care	371,642,697	0	0	371,642,697
Industrials	271,547,538	0	0	271,547,538
Information technology	319,233,084	0	0	319,233,084
Materials	40,017,553	0	0	40,017,553
Real estate	24,577,602	0	0	24,577,602
Rights
Communication services	0	0	0	0
Short-term investments
Investment companies	62,210,310	0	0	62,210,310
Total assets	$1,397,844,164	$0	$0	$1,397,844,164
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the year ended May 31, 2021, the advisory fee was equivalent to an annual rate of 0.78% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Peregrine Capital Management, LLC, which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate of 0.38% of the Fund's average daily net assets. Prior to June 1, 2020, Peregrine Capital Management, LLC received a fee at an annual rate which started at 0.50% and declined to 0.45% as the average daily net assets increased.

38  |  Wells Fargo Small Company Growth Portfolio

Notes to financial statements
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $606,284,719 and $1,247,934,107, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2021, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$13,079,583	$(13,079,583)	$ 0
BNP Paribas Securities Corporation	3,551,862	(3,514,050)	37,812
Citigroup Global Markets Incorporated	4,020,786	(4,020,786)	0
Credit Suisse Securities (USA) LLC	966,336	(966,336)	0
Nomura Securities International Incorporated	21,605	(21,375)	230
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Portfolio under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the health care sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s

Wells Fargo Small Company Growth Portfolio  |  39

Notes to financial statements
organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's investment adviser, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

40  |  Wells Fargo Small Company Growth Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Wells Fargo Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Growth Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

Wells Fargo Small Company Growth Portfolio  |  41

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 9% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, $147,632,068 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $4,541,406 of income dividends paid during the fiscal year ended May 31, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2021, $46,221,198 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

42  |  Wells Fargo Small Company Growth Portfolio

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Small Company Growth Portfolio  |  43

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44  |  Wells Fargo Small Company Growth Portfolio

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Small Company Growth Portfolio  |  45

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund and the Portfolio, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 17-19, 2021, the Board received and reviewed a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the Report discussed the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during the stressed market conditions caused by the onset of the COVID-19 pandemic. No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. As applicable to the Fund and the Portfolio, there were no material changes to the Program during the Reporting Period.
Funds Management concluded in the Report that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

46  |  Wells Fargo Small Company Growth Portfolio

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Small Company Growth Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).
At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Small Company Growth Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Peregrine Capital Management, LLC (the “Sub-Adviser”) for the Master Portfolio.
The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.
The Boards noted that Wells Fargo & Company (“Wells Fargo”) recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, each Board separately considered for approval a new investment management agreement with Funds Management and the Master Trust Board, with respect to the Master Portfolio, a new sub-advisory agreement with the Sub-Adviser (collectively, the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of each respective New Agreement by each Fund’s shareholders. The Boards also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser, as applicable, to continue providing services to the Funds while the Funds continue to seek shareholder approval of the New Agreements. The Boards noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

Wells Fargo Small Company Growth Fund  |  47

Board considerations (unaudited)
After its deliberations, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after its deliberations, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management is a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates. The Boards also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Funds.
Fund investment performance and expenses
The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was in range of the average investment performance of its Universe for ten-year period ended December 31, 2020, and lower than the average investment performance of its Universe for one-, three- and five- year periods ended December 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was in range of its benchmark, the Russell 2000® Growth Index, for the three- and ten-year periods ended December 31, 2020, and lower than the investment performance of its benchmark index for the one- and five-year periods ended December 31, 2020.
The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.
The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.
The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the

48  |  Wells Fargo Small Company Growth Fund

Board considerations (unaudited)
Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than, equal to or in range of the median net operating expense ratios of its expense Groups for each share class.
With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management, advisory and sub-advisory fee rates
The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.
The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).
The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for the Institutional Class and Class R6, and higher than the sum of these average rates for the Gateway Fund’s expense Groups for Class A and the Administrator Class. The Board noted that the Fund was benefitting from advisory fee breakpoints through the Master Portfolio in which it invests.
The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.
The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.
The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Small Company Growth Fund  |  49

Board considerations (unaudited)
Profitability
The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.
Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.
Economies of scale
The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders of the Funds. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term.

50  |  Wells Fargo Small Company Growth Fund

Board considerations (unaudited)
Board Considerations - New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees of Wells Fargo Funds Trust (“Funds Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) and the Board of Trustees of Wells Fargo Master Trust (“Master Trust”, and the series identified below in which each Fund invests substantially all of its assets, a “Master Portfolio”) approved the continuation of the current investment advisory agreement (the “Current Advisory Agreement”) with Funds Management, the current sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), and the current sub-advisory agreements with Cooke & Bieler, L.P. (“C&B”) and Peregrine Capital Management, LLC (“Peregrine”, and together with C&B, the “Unaffiliated Sub-Advisers”)(collectively, the “Current Agreements”).
Funds Trust	Master Trust
Wells Fargo C&B Large Cap Value Fund	Wells Fargo C&B Large Cap Value Portfolio
Wells Fargo Core Bond Fund	Wells Fargo Core Bond Portfolio
Wells Fargo Emerging Growth Fund	Wells Fargo Emerging Growth Portfolio
Wells Fargo Index Fund	Wells Fargo Index Portfolio
Wells Fargo Real Return Fund	Wells Fargo Real Return Portfolio
Wells Fargo Small Company Growth Fund	Wells Fargo Small Company Growth Portfolio
Wells Fargo Small Company Value Fund	Wells Fargo Small Company Value Portfolio
Each Trustee on the Funds Trust Board and the Master Trust Board of Trustees (collectively, the “Boards”) is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds or the Master Portfolios (collectively, the “Independent Trustees”). The process followed by the Boards in considering and approving the continuation of each Fund’s and Master Portfolio’s Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Funds Management and Wells Capital, which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Boards also approved, as applicable: (i) for Funds Trust, a new investment management agreement with Funds Management (the “New Investment Management Agreement”); (ii) for the Master Trust, a new advisory agreement with Funds Management (the “New Advisory Agreement”); (iii) for Master Trust, a new sub-advisory agreement (the “New WellsCap Sub-Advisory Agreement”) with Wells Capital for Emerging Growth Portfolio, Index Portfolio, Small Company Value Portfolio, Core Bond Portfolio and Real Return Portfolio; (iv) for Master Trust, a new sub-advisory agreement (the “New Peregrine Sub-Advisory Agreement”) with Peregrine for Small Company Growth Portfolio; and (v) for Master Trust, a new sub-advisory agreement (the “New C&B Sub-Advisory Agreement”) with C&B for the C&B Large Cap Value Portfolio, each of which is intended to go into effect upon the closing (the “New Agreements”). The process followed by the Boards in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Boards reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Boards considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Boards.
In providing information to the Boards in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Boards considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management, as well as with Wells Capital and the Unaffiliated Sub-Advisers (collectively, the “Sub-Advisers”), about various topics. In this regard, the Boards review reports of Funds Management at each of their regular

Wells Fargo Small Company Growth Fund  |  51

Board considerations (unaudited)
Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year. The Boards were assisted in their evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Boards in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds and Master Portfolios.
■	Impact of the Transaction on the Funds and their Shareholders and the Master Portfolios and their Interest Holders: (i) information regarding anticipated benefits to the Funds and the Master Portfolios as a result of the Transaction; (ii) a commitment that the Funds and Master Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers and the Unaffiliated Sub-Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s or Master Portfolio’s current investment objectives and principal investments strategies, as applicable; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds or the Master Portfolios as a result of the Transaction.
With respect to the New Agreements, the Boards considered: (i) a representation that, after the closing, all of the Funds and Master Portfolios will continue to be managed and advised by their current Advisers and Unaffiliated Sub-Advisers, as applicable, and that the same portfolio managers are expected to continue to manage the Funds or Master Portfolios, as applicable, after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds or the Master Portfolios by the Advisers and Unaffiliated Sub-Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders and the Master Portfolios and their interest holders in connection with the New Agreement Approval Process, the Boards considered information furnished at prior meetings of the Boards and their committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Boards received information about complex-wide and individual Fund and Master Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund or Master Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s and Master Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers and the Unaffiliated Sub-Advisers, to each Fund or Master Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s) or Master Portfolio(s) as applicable; and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the respective New Agreements is reasonable, approved the respective New Agreements for a two-year term, and

52  |  Wells Fargo Small Company Growth Fund

Board considerations (unaudited)
voted to recommend that Fund shareholders approve the New Agreements. The Boards considered the approval of the New Agreements as part of their consideration of agreements for funds and master portfolios across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds and Master Portfolios by Funds Management and the Sub-Advisers under the Current Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Agreements, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and Wells Capital’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ and Master Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the Master Portfolios. The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Boards considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Boards received assurances from Funds Management that each Fund and Master Portfolio will continue to be advised by its current Sub-Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds and Master Portfolios, respectively, after the closing. With respect to the recruitment and retention of key personnel, the Boards noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Boards recognized that the personnel of the Advisers who had been extended offers may not accept such offers, and personnel changes at the Advisers or the Unaffiliated Sub-Advisers may occur in the future in the ordinary course.
In addition, the Boards considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds and Master Portfolios, as applicable, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Boards also considered the business-related and other risks to which the Advisers and the Unaffiliated Sub-Advisers may be subject in managing the Funds and Master Portfolios, as applicable, and in connection with the Transaction. The Boards also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Boards considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Boards also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers or the Unaffiliated Sub-Advisers to the Funds and their shareholders or to the Master Portfolios and their interest holders, as applicable.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Boards considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Boards received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
The Master Trust Board of Trustees took note of the investment performance of the Master Portfolios in the context of reviewing the investment performance of the Funds.

Wells Fargo Small Company Growth Fund  |  53

Board considerations (unaudited)
In connection with the 2021 Annual Approval Process, the Boards also received and considered information regarding each Fund’s and Portfolio’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Boards considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to each Fund (the “Groups”). The Boards received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
With respect to the Master Portfolios, the Master Trust Board of Trustees reviewed the fee rates that are payable to Funds Management for investment advisory services, which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group. In connection with the New Agreement Approval Process, the Boards received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Boards took into account each Fund’s and Master Portfolio’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management, advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust noted that Funds Management receives no advisory fees from a Fund as long as the Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including allocating the Fund’s assets among the Master Portfolios.
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust reviewed and considered the contractual fee rates that are payable by each Fund to Funds Management under the Fund’s Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and subtransfer agency costs (collectively, the “Management Rates”). The Master Trust Board of Trustees reviewed and considered the contractual investment advisory fee rate that is payable by each Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board of Trustees also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).
Among other information reviewed by the Boards in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Boards noted the assurances received by it that there would be no increases to any of the Management Rates, the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Boards also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on their consideration of the factors and information it deemed relevant, including those described here, the Boards determined that the compensation payable to Funds Management under the New Management Agreement and the New Advisory Agreement and payable to the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Boards noted that Wells Capital’s profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Boards did not consider profitability with respect to the Unaffiliated Sub-Advisers, as the sub-advisory fees paid to the Unaffiliated Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.

54  |  Wells Fargo Small Company Growth Fund

Board considerations (unaudited)
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Boards received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Boards considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Boards considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Boards noted that if the New Agreements are approved by shareholders and the Transaction closes, the Boards will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements with the Advisers.
Economies of scale
In connection with the 2021 Annual Approval Process, the Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds and the Master Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Boards noted the existence of breakpoints in each Fund’s management fee structure and each Master Portfolio’s advisory fee structure, which operate generally to reduce each Fund’s and Master Portfolio’s and expense ratios as they grows in size, and the size of each Fund and Master Portfolio and in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee and advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Boards noted that NewCo and the Advisers may benefit from possible growth of the Funds and Master Portfolios resulting from enhanced distribution capabilities. However, the Boards noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Boards in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Boards concluded that Funds Management’s arrangements with respect to each Fund and Master Portfolio, including contractual breakpoints and expense limitation arrangements, constitute a reasonable approach to sharing potential economies of scale with the Fund and its shareholders and the Master Portfolio and its interest holders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers as a result of their relationships with the Funds and the Master Portfolios, as applicable. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and Master Portfolios and benefits potentially derived from an increase in Funds Management’s and the Wells Capital’s business as a result of their relationships with the Funds and the Master Portfolios. The Boards noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Boards also reviewed information about any soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Boards received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers. The information reviewed by the Boards also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds and Master Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the

Wells Fargo Small Company Growth Fund  |  55

Board considerations (unaudited)
Boards did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital and the Unaffiliated Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

56  |  Wells Fargo Small Company Growth Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Small Company Growth Fund  |  57

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0621-00766 07-21
A285/AR285 05-21

Annual Report
May 31, 2021
Wells Fargo
Small Company Value Fund

Reduce clutter.
Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery
The views expressed and any forward-looking statements are as of May 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Small Company Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Small Company Value Fund for the 12-month period that ended May 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.32%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 42.78%, while the MSCI EM Index (Net),3 had stronger performance, with a 51.00% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.40%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.84%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.74%, and the ICE BofA U.S. High Yield Index,7 returned 15.18%.
The COVID-19 lockdown began over a year ago.
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Small Company Value Fund

Letter to shareholders (unaudited)
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve Board’s (Fed’s) announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The calendar year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Small Company Value Fund  |  3

Letter to shareholders (unaudited)
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 billion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses are experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Small Company Value Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser for the affiliated master portfolio*
Wells Capital Management Incorporated
Portfolio managers	Jeff Goverman, Garth R. Nisbet, CFA®‡, Craig Pieringer, CFA®‡

Average annual total returns (%) as of May 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SCVAX)	1-31-2002	67.58	12.03	9.64	77.80	13.36	10.29	1.33	1.15
Class C (SCVFX)	8-30-2002	75.80	12.56	9.48	76.80	12.56	9.48	2.08	1.90
Class R6 (SCVJX)[3]	10-31-2016	–	–	–	78.63	13.82	10.65	0.90	0.75
Administrator Class (SCVIX)	1-31-2002	–	–	–	77.91	13.49	10.46	1.25	1.05
Institutional Class (SCVNX)	7-30-2010	–	–	–	78.39	13.72	10.69	1.00	0.85
Russell 2000® Value Index[4]	–	–	–	–	79.38	13.83	10.64	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class A, 1.90% for Class C, 0.75% for Class R6, 1.05% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Small Company Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Small Company Value Fund  |  7

Performance highlights (unaudited)

8  |  Wells Fargo Small Company Value Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended May 31, 2021.
■	The consumer discretionary and materials sectors detracted from relative performance. Within consumer discretionary, underperformance in hotels, restaurants, and leisure stocks were the main detractors from performance, while investments in paper and forest products detracted from performance in the materials sector.
■	The financials and utilities sectors were the primary contributors to relative performance. Within the financials sector, the Fund’s bank stocks contributed to relative performance, while an underweight position in the underperforming utilities sector also contributed to performance.
During the period, investors anticipated the reopening of the economy.
During the 12-month period ending May 31, 2021, the U.S. stock market posted an all-time high, eclipsing the high posted before the onset of the COVID-19 pandemic. Investors celebrated once multiple vaccines were authorized for emergency use in November, and the Biden administration announced its plan to make every adult in the U.S. eligible for vaccination no later than May 1, with a secondary goal of getting the nation closer to normal by the Fourth of July. Over the 12-month period, the S&P 500 Index* rose a strong 40.32% while the Russell 2000® Value Index rose an extraordinary 79.38%.
We increased exposure to cyclical sectors and benefited from the end of the stay-at-home trade.
These cyclical sectors—industrials, materials, and consumer discretionary—were the most leveraged to the reopening of the U.S. economy and hence offered the best opportunity for positive earnings surprises. The stock market ended the 12-month period near record highs as the U.S. approached the milestone of administering more than 300 million vaccine doses.
Stock selection within consumer discretionary and materials sectors was the primary detractor from performance.
Within the consumer discretionary sector, underperformance in hotels, restaurants, and leisure stocks detracted from performance primarily due to underweight positions in outperforming gaming and hotel stocks over the past year. Norwegian Cruise Line Holdings Limited**, a global cruise line operator, was the main detractor from performance as the company was negatively affected by the suspension of voyages due to the global pandemic. Within the materials sector, stock selection detracted from performance primarily due to the Fund’s paper and forest products holdings. Neenah, Incorporated**, which provides a variety of filtering media, fine paper, and packaging products, was the main detractor from performance. Despite strong demand for Neenah’s technical products, raw material inflation has negatively affected the company’s expected earnings recovery.
Ten largest holdings (%) as of May 31, 2021[1]
Schnitzer Steel Industries Incorporated Class A	1.38
Synovus Financial Corporation	1.36
Atlantic Union Bankshares Corporation	1.33
Ameris Bancorp	1.31
American Eagle Outfitters Incorporated	1.19
Minerals Technologies Incorporated	1.18
MYR Group Incorporated	1.16
Herman Miller Incorporated	1.16
Customers Bancorp Incorporated	1.14
Piper Jaffray Companies Incorporated	1.12
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Stock selection within financials and allocation effect within utilities were the main contributors to performance.
The Fund’s bank holdings were the main contributor to relative outperformance within financials as rising interest rates and inflation expectations were a tailwind for banking stocks. From a stock-specific perspective, Western Alliance Bancorp was the primary contributor to performance. Western Alliance has outperformed over the past year due to better-than-expected results highlighted by increases in net

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
**	This security was no longer held at the end of the reporting period.

Wells Fargo Small Company Value Fund  |  9

Performance highlights (unaudited)
interest margin, deposit growth, and an improvement in its loan-to-deposit ratio. Credit quality has improved significantly as total nonperforming assets continue to decline faster than expected and net charge-offs have decreased sequentially. The Phoenix-based bank continues to demonstrate solid loan growth funded by low-cost deposits. Additionally, the Fund’s underweight position in the underperforming utilities sector contributed to relative performance.
Sector allocation as of May 31, 2021[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
The unprecedented U.S. fiscal stimulus continues.
The third and latest fiscal stimulus package—the American Rescue Plan Act of 2021—was signed into law on March 11, 2021. Additional stimulus is expected via the proposed American Jobs Plan aimed at physical infrastructure addressing road, bridge, and utility repair; clean energy investment; and enhanced broadband access. The American Families Plan is aimed at helping families cover basic expenses such as education, childcare, medical leave, and nutritional assistance. The ultimate size of these plans remains to be seen as they wind their way through Congress.
As the economy continues to reopen, we expect the cyclical sectors will continue to outperform.
History has shown that small-cap value performs best during periods of cyclical rebound with rising gross domestic product, rising inflation, and rising interest rates. The current stimulus environment points toward all three of these conditions continuing.
The Wells Fargo Small Company Value Fund does not mirror a benchmark.
The Fund is fundamentals-driven and true small-cap value with a smaller median market cap and lower forward price/earnings than the Russell 2000® Value benchmark. The Fund emphasizes quality style factors such as earnings quality, profitability, and (less) leverage. At the time of investment, the companies we purchase belong to one or more of the following four categories: neglected, oversold, thematic, and earnings turnaround. We remain constructive on the current environment and expect relative outperformance by small-cap value.

10  |  Wells Fargo Small Company Value Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2020 to May 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2020	Ending account value 5-31-2021	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,399.96	$ 6.82	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$ 5.74	1.14%
Class C
Actual	$1,000.00	$1,394.62	$11.34	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$ 9.55	1.90%
Class R6
Actual	$1,000.00	$1,402.21	$ 4.49	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$ 3.78	0.75%
Administrator Class
Actual	$1,000.00	$1,399.88	$ 6.28	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$ 5.29	1.05%
Institutional Class
Actual	$1,000.00	$1,401.45	$ 5.09	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$ 4.28	0.85%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

Wells Fargo Small Company Value Fund  |  11

Portfolio of investments—May 31, 2021

		Value
Investment companies: 99.68%
Affiliated master portfolio: 99.68%
Wells Fargo Small Company Value Portfolio		$529,548,192
Total Investment companies (Cost $357,102,515)		529,548,192
Total investments in securities (Cost $357,102,515)	99.68%	529,548,192
Other assets and liabilities, net	0.32	1,704,556
Total net assets	100.00%	$531,252,748
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Value Portfolio	80.34%	85.41%	$29,216,420	$204,433,580	$5,852,151	$36,076	$529,548,192	99.68%
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Small Company Value Fund

Statement of assets and liabilities—May 31, 2021

Assets
Investments in affiliated Master Portfolio, at value (cost $357,102,515)	$ 529,548,192
Receivable for Fund shares sold	1,923,615
Receivable from manager	49,093
Prepaid expenses and other assets	205,161
Total assets	531,726,061
Liabilities
Payable for Fund shares redeemed	256,541
Shareholder servicing fees payable	94,726
Administration fees payable	85,430
Distribution fee payable	2,110
Trustees’ fees and expenses payable	269
Accrued expenses and other liabilities	34,237
Total liabilities	473,313
Total net assets	$531,252,748
Net assets consist of
Paid-in capital	$ 378,799,454
Total distributable earnings	152,453,294
Total net assets	$531,252,748
Computation of net asset value and offering price per share
Net assets – Class A	$ 414,012,855
Shares outstanding – Class A1	11,155,001
Net asset value per share – Class A	$37.11
Maximum offering price per share – Class A2	$39.37
Net assets – Class C	$ 3,387,845
Shares outstanding – Class C1	103,648
Net asset value per share – Class C	$32.69
Net assets – Class R6	$ 9,007,412
Shares outstanding – Class R6[1]	235,025
Net asset value per share – Class R6	$38.33
Net assets – Administrator Class	$ 32,721,453
Shares outstanding – Administrator Class[1]	861,465
Net asset value per share – Administrator Class	$37.98
Net assets – Institutional Class	$ 72,123,183
Shares outstanding – Institutional Class[1]	1,891,732
Net asset value per share – Institutional Class	$38.13
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  13

Statement of operations—year ended May 31, 2021

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $5,681)	$ 5,852,151
Affiliated income allocated from affiliated Master Portfolio	36,076
Expenses allocated from affiliated Master Portfolio	(3,347,515)
Waivers allocated from affiliated Master Portfolio	346,045
Total investment income	2,886,757
Expenses
Management fee	202,923
Administration fees
Class A	683,755
Class C	7,265
Class R6	2,211
Administrator Class	29,222
Institutional Class	61,022
Shareholder servicing fees
Class A	812,810
Class C	8,600
Administrator Class	56,091
Distribution fee
Class C	25,766
Custody and accounting fees	10,977
Professional fees	37,877
Registration fees	108,936
Shareholder report expenses	57,777
Trustees’ fees and expenses	21,080
Other fees and expenses	46,498
Total expenses	2,172,810
Less: Fee waivers and/or expense reimbursements
Fund-level	(579,503)
Class A	(130,239)
Class C	(1,038)
Administrator Class	(11,239)
Net expenses	1,450,791
Net investment income	1,435,966
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	29,216,420
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	204,433,580
Net realized and unrealized gains (losses) on investments	233,650,000
Net increase in net assets resulting from operations	$235,085,966
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Small Company Value Fund

Statement of changes in net assets

	Year ended May 31, 2021		Year ended May 31, 2020
Operations
Net investment income		$ 1,435,966		$ 2,260,170
Net realized gains (losses) on investments		29,216,420		(36,100,494)
Net change in unrealized gains (losses) on investments		204,433,580		(40,806,657)
Net increase (decrease) in net assets resulting from operations		235,085,966		(74,646,981)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,293,657)		(1,775,108)
Class C		0		(20,482)
Class R6		(57,563)		(57,654)
Administrator Class		(111,552)		(132,559)
Institutional Class		(291,793)		(389,037)
Total distributions to shareholders		(1,754,565)		(2,374,840)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	941,668	26,856,731	660,800	16,227,538
Class C	13,195	384,992	9,961	227,898
Class R6	191,063	5,140,970	64,570	1,642,037
Administrator Class	324,601	9,607,503	106,132	2,470,380
Institutional Class	788,867	24,838,642	309,975	7,352,769
		66,828,838		27,920,622
Reinvestment of distributions
Class A	44,468	1,263,434	61,791	1,738,175
Class C	0	0	745	18,543
Class R6	1,957	57,318	1,984	57,454
Administrator Class	3,678	106,887	4,358	125,424
Institutional Class	9,851	287,148	13,253	382,205
		1,714,787		2,321,801
Payment for shares redeemed
Class A	(2,387,672)	(63,689,654)	(1,647,283)	(40,312,932)
Class C	(149,932)	(3,213,714)	(150,237)	(3,268,340)
Class R6	(258,998)	(7,165,322)	(949,988)	(24,922,236)
Administrator Class	(194,898)	(5,830,131)	(185,643)	(4,423,218)
Institutional Class	(472,719)	(13,399,558)	(876,293)	(21,210,870)
		(93,298,379)		(94,137,596)
Net asset value of shares issued in acquisition
Class A	0	0	12,989,900	337,017,442
Class C	0	0	328,733	7,545,278
Class R6	0	0	1,155,117	30,863,882
Administrator Class	0	0	242,559	6,444,855
Institutional Class	0	0	786,790	20,969,975
		0		402,841,432
Net increase (decrease) in net assets resulting from capital share transactions		(24,754,754)		338,946,259
Total increase in net assets		208,576,647		261,924,438
Net assets
Beginning of period		322,676,101		60,751,663
End of period		$531,252,748		$322,676,101
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$20.91	$24.22	$28.60	$24.01	$20.22
Net investment income	0.09	0.18 [1]	0.09	0.09	0.05
Net realized and unrealized gains (losses) on investments	16.22	(3.35)	(4.31)	4.58	3.75
Total from investment operations	16.31	(3.17)	(4.22)	4.67	3.80
Distributions to shareholders from
Net investment income	(0.11)	(0.14)	(0.16)	(0.08)	(0.01)
Net asset value, end of period	$37.11	$20.91	$24.22	$28.60	$24.01
Total return[2]	77.80%	(13.25)%	(14.72)%	19.48%	18.86%
Ratios to average net assets (annualized)*
Gross expenses	1.32%	1.32%	1.49%	1.47%	1.47%
Net expenses	1.14%	1.13%	1.15%	1.33%	1.35%
Net investment income	0.33%	0.74%	0.38%	0.46%	0.20%
Supplemental data
Portfolio turnover rate[3]	62%	78%	168%	144%	110%
Net assets, end of period (000s omitted)	$414,013	$262,574	$11,902	$15,665	$16,280

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Small Company Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$18.43	$21.48	$25.38	$21.40	$18.15
Net investment income (loss)	(0.07) [1]	0.01 [1]	(0.08) [1]	(0.07) [1]	(0.11) [1]
Net realized and unrealized gains (losses) on investments	14.33	(3.00)	(3.82)	4.05	3.36
Total from investment operations	14.26	(2.99)	(3.90)	3.98	3.25
Distributions to shareholders from
Net investment income	0.00	(0.06)	0.00	0.00	0.00
Net asset value, end of period	$32.69	$18.43	$21.48	$25.38	$21.40
Total return[2]	76.80%	(13.98)%	(15.37)%	18.60%	17.97%
Ratios to average net assets (annualized)*
Gross expenses	2.06%	2.08%	2.22%	2.21%	2.22%
Net expenses	1.90%	1.90%	1.90%	2.08%	2.10%
Net investment income (loss)	(0.29)%	0.02%	(0.35)%	(0.29)%	(0.54)%
Supplemental data
Portfolio turnover rate[3]	62%	78%	168%	144%	110%
Net assets, end of period (000s omitted)	$3,388	$4,431	$1,099	$1,980	$1,962

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$21.56	$24.92	$29.44	$24.69	$21.37
Net investment income	0.20	0.31	0.21 [2]	0.29 [2]	0.08
Net realized and unrealized gains (losses) on investments	16.78	(3.50)	(4.45)	4.65	3.33
Total from investment operations	16.98	(3.19)	(4.24)	4.94	3.41
Distributions to shareholders from
Net investment income	(0.21)	(0.17)	(0.28)	(0.19)	(0.09)
Net asset value, end of period	$38.33	$21.56	$24.92	$29.44	$24.69
Total return[3]	78.63%	(12.97)%	(14.38)%	20.03%	15.95%
Ratios to average net assets (annualized)*
Gross expenses	0.89%	0.90%	1.09%	1.03%	1.02%
Net expenses	0.75%	0.75%	0.75%	0.88%	0.90%
Net investment income	0.73%	1.22%	0.77%	1.04%	0.58%
Supplemental data
Portfolio turnover rate[4]	62%	78%	168%	144%	110%
Net assets, end of period (000s omitted)	$9,007	$6,491	$731	$322	$29

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.83%

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Small Company Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$21.40	$24.80	$29.23	$24.53	$20.66
Net investment income	0.10 [1]	0.21 [1]	0.14 [1]	0.20	0.08 [1]
Net realized and unrealized gains (losses) on investments	16.62	(3.43)	(4.43)	4.63	3.83
Total from investment operations	16.72	(3.22)	(4.29)	4.83	3.91
Distributions to shareholders from
Net investment income	(0.14)	(0.18)	(0.14)	(0.13)	(0.04)
Net asset value, end of period	$37.98	$21.40	$24.80	$29.23	$24.53
Total return	77.91%	(13.18)%	(14.65)%	19.71%	19.00%
Ratios to average net assets (annualized)*
Gross expenses	1.24%	1.32%	1.35%	1.38%	1.39%
Net expenses	1.05%	1.05%	1.05%	1.19%	1.20%
Net investment income	0.35%	0.82%	0.49%	0.59%	0.36%
Supplemental data
Portfolio turnover rate[2]	62%	78%	168%	144%	110%
Net assets, end of period (000s omitted)	$32,721	$15,581	$13,905	$60,379	$57,591

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$21.46	$24.86	$29.40	$24.68	$20.77
Net investment income	0.15 [1]	0.25	0.19 [1]	0.21	0.11
Net realized and unrealized gains (losses) on investments	16.70	(3.43)	(4.45)	4.69	3.89
Total from investment operations	16.85	(3.18)	(4.26)	4.90	4.00
Distributions to shareholders from
Net investment income	(0.18)	(0.22)	(0.28)	(0.18)	(0.09)
Net asset value, end of period	$38.13	$21.46	$24.86	$29.40	$24.68
Total return	78.39%	(13.03)%	(14.46)%	19.90%	13.70%
Ratios to average net assets (annualized)*
Gross expenses	0.99%	1.07%	1.14%	1.14%	1.14%
Net expenses	0.85%	0.85%	0.85%	0.99%	1.00%
Net investment income	0.52%	1.04%	0.68%	0.78%	0.55%
Supplemental data
Portfolio turnover rate[2]	62%	78%	168%	144%	110%
Net assets, end of period (000s omitted)	$72,123	$33,600	$33,116	$60,973	$52,072

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.74%
Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Small Company Value Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Small Company Value Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2021, the Fund owned 85.41% of Wells Fargo Small Company Value Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2021 are included in this report and should be read in conjunction with the Fund’s financial statements.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
This shareholder report is not asking you for a proxy. A separate proxy statement with more detailed information about the transaction will be provided to Fund shareholders and should be reviewed carefully.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees

Wells Fargo Small Company Value Fund  |  21

Notes to financial statements
receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $370,833,600 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$172,445,677
Gross unrealized losses	(13,731,085)
Net unrealized gains	$158,714,592
As of May 31, 2021, the Fund had capital loss carryforwards which consisted of $5,786,220 in short-term capital losses.
As of May 31, 2021, the Fund had a qualified late-year ordinary loss of $475,078 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2021, the Fund’s investment in an affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo Small Company Value Portfolio	Seek long-term capital appreciation	$529,548,192
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

22  |  Wells Fargo Small Company Value Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2021, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

Wells Fargo Small Company Value Fund  |  23

Notes to financial statements
Expense ratio caps
Class A	1.15%
Class C	1.90
Class R6	0.75
Administrator Class	1.05
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2021, Funds Distributor received $2,038 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $252,835,028 and $306,280,875, respectively.
6. ACQUISITION
After the close of business on September 20, 2019, the Fund acquired the net assets of Wells Fargo Small Cap Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Wells Fargo Small Cap Value Fund transferred all of its portfolio securities to Wells Fargo Small Company Value Portfolio (a master portfolio in which it invested all of its assets) in exchange for interests in Wells Fargo Small Company Value Portfolio. Immediately thereafter, Wells Fargo Small Cap Value Fund transferred all of its equity interests in Wells Fargo Small Company Value Portfolio to Wells Fargo Small Cap Value Fund in exchange for shares of the Fund. Shareholders holding Class A, Class C, Class R6, Administrator Class, and Institutional Class shares of Wells Fargo Small Cap Value Fund received Class A, Class C, Class R6, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Small Cap Value Fund for 15,503,099 shares of the Fund valued at $402,841,432 at an exchange ratio of 0.45, 0.28, 0.49, 0.49, and 0.49 for Class A, Class C, Class R6, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Small Cap Value Fund with a fair value of $399,448,746, identified cost of $378,004,130 and unrealized gains of $21,444,616 at September 20, 2019 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Small Cap Value Fund and the Fund immediately prior to the acquisition were $402,841,432 and $58,675,150, respectively. The aggregate net assets of the Fund immediately after the acquisition were $461,516,582. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Small Cap Value Fund was carried forward to align with ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based

24  |  Wells Fargo Small Company Value Fund

Notes to financial statements
on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $1,754,565 and $2,374,840 of ordinary income for the years ended May 31, 2021 and May 31, 2020, respectively.
As of May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$158,714,592	$(475,078)	$(5,786,220)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

Wells Fargo Small Company Value Fund  |  25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

26  |  Wells Fargo Small Company Value Fund

Portfolio of investments—May 31, 2021

	Shares	Value
Common stocks: 99.00%
Communication services: 0.72%
Entertainment: 0.72%
Cinemark Holdings Incorporated †	198,557	$ 4,499,302
Consumer discretionary: 18.88%
Auto components: 1.81%
Dana Incorporated	219,467	5,954,140
Patrick Industries Incorporated	61,782	5,294,717
		11,248,857
Diversified consumer services: 0.68%
H&R Block Incorporated	168,833	4,190,435
Hotels, restaurants & leisure: 3.81%
Dave & Buster's Entertainment Incorporated †	115,610	4,887,991
Del Taco Restaurants Incorporated	246,119	2,500,569
Denny’s Corporation †	254,676	4,477,204
Dine Brands Global Incorporated †	60,902	5,782,645
Wyndham Hotels & Resorts Incorporated	79,787	5,988,812
		23,637,221
Household durables: 3.39%
Beazer Homes Incorporated †	211,655	5,039,506
GoPro Incorporated Class A †	330,032	3,702,959
Green Brick Partners Incorporated †	126,658	2,956,198
Hamilton Beach Brand Class A	65,132	1,641,326
Hooker Furniture Corporation	145,826	5,227,862
iRobot Corporation †«	25,192	2,461,258
		21,029,109
Internet & direct marketing retail: 0.49%
Stamps.com Incorporated †	16,020	3,006,634
Leisure products: 1.34%
Johnson Outdoors Incorporated Class A	37,935	4,635,278
Malibu Boats Incorporated Class A †	46,843	3,673,428
		8,308,706
Multiline retail: 1.49%
Big Lots Stores Incorporated	78,147	4,762,278
Nordstrom Incorporated †	133,883	4,490,436
		9,252,714
Specialty retail: 4.25%
American Eagle Outfitters Incorporated	208,088	7,372,558
Dick's Sporting Goods Incorporated	71,190	6,943,161
Shoe Carnival Incorporated	96,420	6,509,314
Urban Outfitters Incorporated †	140,805	5,513,924
		26,338,957
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Portfolio  |  27

Portfolio of investments—May 31, 2021

	Shares	Value
Textiles, apparel & luxury goods: 1.62%
Lakeland Industries Incorporated †«	128,624	$ 3,243,897
Rocky Brands Incorporated	116,484	6,793,347
		10,037,244
Energy: 4.73%
Energy equipment & services: 2.02%
Helmerich & Payne Incorporated	214,472	6,058,834
Patterson-UTI Energy Incorporated	772,661	6,467,173
		12,526,007
Oil, gas & consumable fuels: 2.71%
Diamondback Energy Incorporated	85,684	6,860,718
Southwestern Energy Company †	1,148,156	5,935,967
W&T Offshore Incorporated †	1,071,392	4,007,006
		16,803,691
Financials: 23.19%
Banks: 17.13%
Ameris Bancorp	148,524	8,159,909
Atlantic Union Bankshares Corporation	200,959	8,243,338
Banc of California Incorporated	231,526	4,054,020
Banner Corporation	110,877	6,489,631
Customers Bancorp Incorporated †	187,980	7,115,043
FB Financial Corporation	135,250	5,660,213
First Foundation Incorporated	228,393	5,732,664
First Interstate BancSystem Class A	133,672	6,291,941
Great Southern Bancorp Incorporated	81,413	4,599,020
Heritage Financial Corporation	197,505	5,729,620
Independent Bank Corporation	152,412	3,551,200
Midland States Bancorp Incorporated	159,609	4,446,707
OceanFirst Financial Corporation	233,270	5,157,600
OFG Bancorp	241,527	5,820,801
Synovus Financial Corporation	172,249	8,460,871
Umpqua Holdings Corporation	337,423	6,438,031
Univest Corporation of Pennsylvania	177,699	5,181,703
Western Alliance Bancorp	50,972	5,097,710
		106,230,022
Capital markets: 1.13%
Piper Jaffray Companies Incorporated	54,676	6,969,003
Insurance: 1.91%
American Equity Investment Life Holding Company	141,040	4,301,720
Horace Mann Educators Corporation	59,191	2,359,945
State Auto Financial Corporation	128,809	2,434,490
United Fire Group Incorporated	89,335	2,738,118
		11,834,273
Mortgage REITs: 0.32%
Capstead Mortgage Corporation	307,499	1,983,369
Thrifts & mortgage finance: 2.70%
Axos Financial Incorporated †	124,229	5,889,697
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Small Company Value Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Thrifts & mortgage finance (continued)
Homestreet Incorporated	124,655	$ 5,611,968
Walker & Dunlop Incorporated	51,680	5,247,587
		16,749,252
Health care: 6.04%
Biotechnology: 0.08%
Eagle Pharmaceuticals Incorporated †	12,575	498,222
Health care equipment & supplies: 2.58%
AngioDynamics Incorporated †	215,204	4,975,516
ICU Medical Incorporated †	19,198	3,994,336
Integer Holdings Corporation †	27,691	2,505,205
Merit Medical Systems Incorporated †	75,094	4,531,172
		16,006,229
Health care providers & services: 2.66%
AMN Healthcare Services Incorporated †	52,324	4,641,139
Brookdale Senior Living Incorporated †	620,593	4,182,797
Five Star Senior Living Incorporated †	46,765	281,058
Option Care Health Incorporated †	171,943	3,153,435
The Ensign Group Incorporated	50,343	4,188,538
		16,446,967
Health care technology: 0.43%
Computer Programs & Systems Incorporated	82,858	2,682,113
Pharmaceuticals: 0.29%
Phibro Animal Health Corporation Class A	63,750	1,797,113
Industrials: 19.77%
Air freight & logistics: 0.50%
Radiant Logistics Incorporated †	402,994	3,099,024
Airlines: 1.31%
Alaska Air Group Incorporated †	63,970	4,426,724
SkyWest Incorporated †	74,984	3,676,466
		8,103,190
Building products: 1.20%
American Woodmark Corporation †	50,304	4,372,424
CSW Industrials Incorporated	25,088	3,056,220
		7,428,644
Commercial services & supplies: 2.89%
ABM Industries Incorporated	111,173	5,546,421
BrightView Holdings Incorporated †	50,789	881,189
Healthcare Services Group Incorporated	143,008	4,288,810
Herman Miller Incorporated	150,510	7,194,378
		17,910,798
Construction & engineering: 3.71%
Comfort Systems Incorporated	70,836	5,872,304
Great Lakes Dredge & Dock Company †	270,395	3,950,471
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Portfolio  |  29

Portfolio of investments—May 31, 2021

	Shares	Value
Construction & engineering (continued)
MYR Group Incorporated †	83,061	$ 7,229,629
Northwest Pipe Company †	75,766	2,398,752
Sterling Construction Company Incorporated †	157,556	3,545,010
		22,996,166
Electrical equipment: 1.40%
Atkore International Incorporated †	43,144	3,330,717
Encore Wire Corporation	16,835	1,383,837
Regal-Beloit Corporation	28,011	3,984,005
		8,698,559
Machinery: 5.70%
Columbus McKinnon Corporation	78,794	3,994,856
Federal Signal Corporation	106,861	4,539,455
Hillenbrand Incorporated	109,332	4,985,539
Kadant Incorporated	27,881	4,684,566
Lydall Incorporated †	93,130	3,388,069
Miller Industries Incorporated	99,750	4,174,538
Rexnord Corporation	78,682	3,931,740
The Shyft Group Incorporated	145,100	5,655,998
		35,354,761
Professional services: 1.36%
CBIZ Incorporated †	112,449	3,734,431
Kelly Services Incorporated Class A †	173,162	4,445,069
Mastech Digital Incorporated †	17,061	268,881
		8,448,381
Road & rail: 1.03%
Arcbest Corporation	81,864	6,372,294
Trading companies & distributors: 0.67%
CAI International Incorporated	97,550	4,186,846
Information technology: 9.47%
Communications equipment: 0.39%
Netgear Incorporated †	62,543	2,431,672
Electronic equipment, instruments & components: 3.41%
ePlus Incorporated †	30,648	2,898,381
Insight Enterprises Incorporated †	60,566	6,327,936
Methode Electronics Incorporated	126,990	6,143,776
PC Connection Incorporated	56,578	2,760,441
Sanmina Corporation †	71,854	3,025,772
		21,156,306
IT services: 2.43%
BM Technologies Incorporated †«	14,700	188,895
BM Technologies Incorporated (Acquired 1-14-2021, cost $363,151) ♦†£	29,106	374,012
Conduent Incorporated †	752,034	5,700,418
TTEC Holdings Incorporated	31,605	3,426,298
Unisys Corporation †	208,379	5,357,424
		15,047,047
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Small Company Value Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Semiconductors & semiconductor equipment: 2.60%
Cirrus Logic Incorporated †	38,630	$ 3,015,844
Diodes Incorporated †	35,980	2,722,607
FormFactor Incorporated †	61,413	2,164,808
Ichor Holdings Limited †	75,304	4,236,603
Onto Innovation Incorporated †	54,950	3,943,762
		16,083,624
Technology hardware, storage & peripherals: 0.64%
NCR Corporation †	82,829	3,992,358
Materials: 8.46%
Chemicals: 3.84%
Advansix Incorporated †	71,421	2,261,189
American Vanguard Corporation	39,190	720,704
Hawkins Incorporated	130,332	4,433,895
Ingevity Corporation †	57,519	4,734,389
Minerals Technologies Incorporated	84,186	7,324,182
Stepan Company	32,463	4,371,468
		23,845,827
Construction materials: 0.95%
Eagle Materials Incorporated †	40,194	5,898,871
Containers & packaging: 0.45%
UFP Technologies Incorporated †	50,838	2,767,621
Metals & mining: 3.22%
Kaiser Aluminum Corporation	47,801	6,184,971
Schnitzer Steel Industries Incorporated Class A	157,293	8,569,312
United States Steel Corporation	200,401	5,196,398
		19,950,681
Real estate: 7.74%
Equity REITs: 7.74%
Agree Realty Corporation	45,564	3,202,238
American Campus Communities Incorporated	72,079	3,399,246
Armada Hoffler Properties Incorporated	256,900	3,409,063
Centerspace REIT	41,457	2,951,324
Global Medical REIT Incorporated	202,565	2,916,936
Independence Realty Trust Incorporated	203,501	3,475,797
Lexington Corporate Properties Trust	255,087	3,157,977
Monmouth Real Estate Investment Corporation	150,876	2,842,504
One Liberty Properties Incorporated	126,303	3,227,042
Outfront Media Incorporated †	151,214	3,620,063
PotlatchDeltic Corporation	56,199	3,383,180
Retail Opportunity Investment Corporation	161,224	2,879,461
RLJ Lodging Trust	211,436	3,249,771
STAG Industrial Incorporated	91,334	3,261,537
Summit Hotel Properties Incorporated †	314,354	3,020,942
		47,997,081
Total Common stocks (Cost $393,582,107)		613,845,191

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Portfolio  |  31

Portfolio of investments—May 31, 2021

	Expiration date	Shares	Value
Warrants: 0.00%
Energy: 0.00%
Energy equipment & services: 0.00%
Parker Drilling Company ♦†	9-16-2024	8,457	$ 0
Total Warrants (Cost $0)			0

		Yield
Short-term investments: 1.21%
Investment companies: 1.21%
Securities Lending Cash Investments LLC ♠∩∞		0.03%	1,657,815	1,657,815
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	5,823,369	5,823,369
Total Short-term investments (Cost $7,481,184)				7,481,184
Total investments in securities (Cost $401,063,291)	100.21%			621,326,375
Other assets and liabilities, net	(0.21)			(1,303,709)
Total net assets	100.00%			$620,022,666

†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
£	Restricted security as to resale, excluding Rule 144A securities. The Fund held restricted securities with an aggregate current value of $374,012 (original aggregate cost of $363,151), representing 0.06% of its net assets as of period end.
«	All or a portion of this security is on loan.
♠	The issuer is an affiliate of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 0	$88,812,100	$(87,154,285)	$0	$0	$ 1,657,815		1,657,815	$ 5,302#
Wells Fargo Government Money Market Fund Select Class	2,323,207	91,273,174	(87,773,012)	0	0	5,823,369		5,823,369	1,860
				$0	$0	$7,481,184	1.21%		$7,162

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Small Company Value Portfolio

Statement of assets and liabilities—May 31, 2021

Assets
Investments in unaffiliated securities (including $1,618,471 of securities loaned), at value (cost $393,582,107)	$ 613,845,191
Investments in affiliated securites, at value (cost $7,481,184)	7,481,184
Receivable for investments sold	2,758,234
Receivable for dividends	336,351
Receivable for securities lending income, net	864
Prepaid expenses and other assets	96,703
Total assets	624,518,527
Liabilities
Payable for investments purchased	2,461,770
Payable upon receipt of securities loaned	1,657,815
Advisory fee payable	373,249
Accrued expenses and other liabilities	3,027
Total liabilities	4,495,861
Total net assets	$620,022,666
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Portfolio  |  33

Statement of operations—year ended May 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $6,904)	$ 7,052,712
Income from affiliated securities	44,047
Total investment income	7,096,759
Expenses
Advisory fee	3,905,881
Custody and accounting fees	32,965
Professional fees	48,336
Interest holder report expenses	19,327
Trustees’ fees and expenses	19,192
Other fees and expenses	12,018
Total expenses	4,037,719
Less: Fee waivers and/or expense reimbursements	(417,661)
Net expenses	3,620,058
Net investment income	3,476,701
Realized and unrealized gains (losses) on investments
Net realized gains on investments	37,164,709
Net change in unrealized gains (losses) on investments	242,793,164
Net realized and unrealized gains (losses) on investments	279,957,873
Net increase in net assets resulting from operations	$283,434,574
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Small Company Value Portfolio

Statement of changes in net assets

	Year ended May 31, 2021	Year ended May 31, 2020
Operations
Net investment income	$ 3,476,701	$ 4,223,447
Net realized gains (losses) on investments	37,164,709	(50,607,316)
Net change in unrealized gains (losses) on investments	242,793,164	(40,450,997)
Net increase (decrease) in net assets resulting from operations	283,434,574	(86,834,866)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	44,706,834	464,639,096
Withdrawals	(109,788,132)	(103,765,259)
Net increase (decrease) in net assets resulting from capital transactions	(65,081,298)	360,873,837
Total increase in net assets	218,353,276	274,038,971
Net assets
Beginning of period	401,669,390	127,630,419
End of period	$ 620,022,666	$ 401,669,390
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Portfolio  |  35

Financial highlights
	Year ended May 31
	2021	2020	2019	2018	2017
Total return	78.76%	(13.74)%	(14.51)%	20.10%	19.44%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.86%	0.85%	0.84%
Net expenses[1]	0.74%	0.74%	0.75%	0.84%	0.84%
Net investment income	0.71%	1.15%	0.80%	0.87%	0.72%
Supplemental data
Portfolio turnover rate	62%	78%	168%	144%	110%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Small Company Value Portfolio

Notes to financial statements
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio's advisory agreement and subadvisory agreement. The Portfolio's Board of Trustees approved a new advisory and new subadvisory agreement and approved submitting the agreements to the Portfolio’s interest holders for approval at a special meeting of interest holders expected to be held on August 16, 2021. Interest holders of record of the Portfolio at the close of business on May 28, 2021 are entitled to vote at the meeting. If interest holders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund

Wells Fargo Small Company Value Portfolio  |  37

Notes to financial statements
are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $412,906,897 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$222,171,137
Gross unrealized losses	(13,751,659)
Net unrealized gains	$208,419,478
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

38  |  Wells Fargo Small Company Value Portfolio

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 4,499,302	$ 0	$0	$ 4,499,302
Consumer discretionary	117,049,877	0	0	117,049,877
Energy	29,329,698	0	0	29,329,698
Financials	143,765,919	0	0	143,765,919
Health care	37,430,644	0	0	37,430,644
Industrials	122,598,663	0	0	122,598,663
Information technology	58,336,995	374,012	0	58,711,007
Materials	52,463,000	0	0	52,463,000
Real estate	47,997,081	0	0	47,997,081
Warrants
Energy	0	0	0	0
Short-term investments
Investment companies	7,481,184	0	0	7,481,184
Total assets	$620,952,363	$374,012	$0	$621,326,375
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the year ended May 31, 2021, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.

Wells Fargo Small Company Value Portfolio  |  39

Notes to financial statements
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $296,032,450 and $358,609,637, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2021, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
JPMorgan Securities LLC	989,704	(989,704)	0
Bank of America Securities Incorporated	32,058	(32,058)	0
Morgan Stanley & Company LLC	139,329	(139,329)	0
Citigroup Global Markets Incorporated	223,068	(223,068)	0
UBS Securities LLC	234,312	(234,312)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Portfolio under the agreement.
8. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

40  |  Wells Fargo Small Company Value Portfolio

Notes to financial statements
9. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's investment adviser, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

Wells Fargo Small Company Value Portfolio  |  41

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Wells Fargo Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

42  |  Wells Fargo Small Company Value Portfolio

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $1,754,565 of income dividends paid during the fiscal year ended May 31, 2021 has been designated as qualified dividend income (QDI).
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Small Company Value Portfolio  |  43

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

44  |  Wells Fargo Small Company Value Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Small Company Value Portfolio  |  45

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

46  |  Wells Fargo Small Company Value Portfolio

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund and the Portfolio, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 17-19, 2021, the Board received and reviewed a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the Report discussed the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during the stressed market conditions caused by the onset of the COVID-19 pandemic. No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. As applicable to the Fund and the Portfolio, there were no material changes to the Program during the Reporting Period.
Funds Management concluded in the Report that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Small Company Value Portfolio  |  47

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Small Company Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).
At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Small Company Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Master Portfolio.
The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.
The Boards noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, each Board separately considered for approval a new investment management agreement with Funds Management and, with respect to the Master Portfolio, the Master Trust Board considered for approval a new sub-advisory agreement with the Sub-Adviser (collectively, the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of each respective New Agreement by each Fund’s shareholders. The Boards also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser, as applicable, to continue providing services to the Funds while the Funds continue to seek shareholder approval of the New Agreements. The Boards noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

48  |  Wells Fargo Small Company Value Fund

Board considerations (unaudited)
After its deliberations, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after its deliberations, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates. The Boards also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Funds.
Fund investment performance and expenses
The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was lower than the average investment performance of its Universe for the one-, three-, five- and ten-year periods ended December 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was lower than its benchmark index, the Russell 2000® Value Index, for one-, three, and five-year periods ended December 31, 2020, and in range of the performance of its benchmark for the ten-year period ended December 31, 2020.
The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.
The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.
The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the

Wells Fargo Small Company Value Fund  |  49

Board considerations (unaudited)
Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or equal to the median net operating expense ratios of its expense Groups for each share class.
With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management, advisory and sub-advisory fee rates
The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.
The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).
The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were higher than the sum of these average rates for the Gateway Fund’s expense Groups for each share class, except Class R6. The Funds Trust Board noted that the Management Rate of the Gateway Fund was in range of the sum of these average rates for the Gateway Fund’s expense Groups for Class R6. However, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or equal to the median net operating expense ratios of its expense Groups for each share class.
The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.
The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.
The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

50  |  Wells Fargo Small Company Value Fund

Board considerations (unaudited)
Profitability
The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.
Economies of scale
The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders of the Funds. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term.

Wells Fargo Small Company Value Fund  |  51

Board considerations (unaudited)
Board Considerations - New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees of Wells Fargo Funds Trust (“Funds Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) and the Board of Trustees of Wells Fargo Master Trust (“Master Trust”, and the series identified below in which each Fund invests substantially all of its assets, a “Master Portfolio”) approved the continuation of the current investment advisory agreement (the “Current Advisory Agreement”) with Funds Management, the current sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), and the current sub-advisory agreements with Cooke & Bieler, L.P. (“C&B”) and Peregrine Capital Management, LLC (“Peregrine”, and together with C&B, the “Unaffiliated Sub-Advisers”)(collectively, the “Current Agreements”).
Funds Trust	Master Trust
Wells Fargo C&B Large Cap Value Fund	Wells Fargo C&B Large Cap Value Portfolio
Wells Fargo Core Bond Fund	Wells Fargo Core Bond Portfolio
Wells Fargo Emerging Growth Fund	Wells Fargo Emerging Growth Portfolio
Wells Fargo Index Fund	Wells Fargo Index Portfolio
Wells Fargo Real Return Fund	Wells Fargo Real Return Portfolio
Wells Fargo Small Company Growth Fund	Wells Fargo Small Company Growth Portfolio
Wells Fargo Small Company Value Fund	Wells Fargo Small Company Value Portfolio
Each Trustee on the Funds Trust Board and the Master Trust Board of Trustees (collectively, the “Boards”) is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds or the Master Portfolios (collectively, the “Independent Trustees”). The process followed by the Boards in considering and approving the continuation of each Fund’s and Master Portfolio’s Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Funds Management and Wells Capital, which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Boards also approved, as applicable: (i) for Funds Trust, a new investment management agreement with Funds Management (the “New Investment Management Agreement”); (ii) for the Master Trust, a new advisory agreement with Funds Management (the “New Advisory Agreement”); (iii) for Master Trust, a new sub-advisory agreement (the “New WellsCap Sub-Advisory Agreement”) with Wells Capital for Emerging Growth Portfolio, Index Portfolio, Small Company Value Portfolio, Core Bond Portfolio and Real Return Portfolio; (iv) for Master Trust, a new sub-advisory agreement (the “New Peregrine Sub-Advisory Agreement”) with Peregrine for Small Company Growth Portfolio; and (v) for Master Trust, a new sub-advisory agreement (the “New C&B Sub-Advisory Agreement”) with C&B for the C&B Large Cap Value Portfolio, each of which is intended to go into effect upon the closing (the “New Agreements”). The process followed by the Boards in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Boards reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Boards considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Boards.
In providing information to the Boards in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Boards considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management, as well as with Wells Capital and the Unaffiliated Sub-Advisers (collectively, the “Sub-Advisers”), about various topics. In this regard, the Boards review reports of Funds Management at each of their regular

52  |  Wells Fargo Small Company Value Fund

Board considerations (unaudited)
Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year. The Boards were assisted in their evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Boards in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds and Master Portfolios.
■	Impact of the Transaction on the Funds and their Shareholders and the Master Portfolios and their Interest Holders: (i) information regarding anticipated benefits to the Funds and the Master Portfolios as a result of the Transaction; (ii) a commitment that the Funds and Master Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers and the Unaffiliated Sub-Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s or Master Portfolio’s current investment objectives and principal investments strategies, as applicable; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds or the Master Portfolios as a result of the Transaction.
With respect to the New Agreements, the Boards considered: (i) a representation that, after the closing, all of the Funds and Master Portfolios will continue to be managed and advised by their current Advisers and Unaffiliated Sub-Advisers, as applicable, and that the same portfolio managers are expected to continue to manage the Funds or Master Portfolios, as applicable, after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds or the Master Portfolios by the Advisers and Unaffiliated Sub-Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders and the Master Portfolios and their interest holders in connection with the New Agreement Approval Process, the Boards considered information furnished at prior meetings of the Boards and their committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Boards received information about complex-wide and individual Fund and Master Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund or Master Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s and Master Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers and the Unaffiliated Sub-Advisers, to each Fund or Master Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s) or Master Portfolio(s) as applicable; and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the respective New Agreements is reasonable, approved the respective New Agreements for a two-year term, and

Wells Fargo Small Company Value Fund  |  53

Board considerations (unaudited)
voted to recommend that Fund shareholders approve the New Agreements. The Boards considered the approval of the New Agreements as part of their consideration of agreements for funds and master portfolios across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds and Master Portfolios by Funds Management and the Sub-Advisers under the Current Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Agreements, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and Wells Capital’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ and Master Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the Master Portfolios. The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Boards considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Boards received assurances from Funds Management that each Fund and Master Portfolio will continue to be advised by its current Sub-Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds and Master Portfolios, respectively, after the closing. With respect to the recruitment and retention of key personnel, the Boards noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Boards recognized that the personnel of the Advisers who had been extended offers may not accept such offers, and personnel changes at the Advisers or the Unaffiliated Sub-Advisers may occur in the future in the ordinary course.
In addition, the Boards considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds and Master Portfolios, as applicable, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Boards also considered the business-related and other risks to which the Advisers and the Unaffiliated Sub-Advisers may be subject in managing the Funds and Master Portfolios, as applicable, and in connection with the Transaction. The Boards also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Boards considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Boards also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers or the Unaffiliated Sub-Advisers to the Funds and their shareholders or to the Master Portfolios and their interest holders, as applicable.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Boards considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Boards received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
The Master Trust Board of Trustees took note of the investment performance of the Master Portfolios in the context of reviewing the investment performance of the Funds.

54  |  Wells Fargo Small Company Value Fund

Board considerations (unaudited)
In connection with the 2021 Annual Approval Process, the Boards also received and considered information regarding each Fund’s and Portfolio’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Boards considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to each Fund (the “Groups”). The Boards received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
With respect to the Master Portfolios, the Master Trust Board of Trustees reviewed the fee rates that are payable to Funds Management for investment advisory services, which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
In connection with the New Agreement Approval Process, the Boards received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Boards took into account each Fund’s and Master Portfolio’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management, advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust noted that Funds Management receives no advisory fees from a Fund as long as the Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including allocating the Fund’s assets among the Master Portfolios.
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust reviewed and considered the contractual fee rates that are payable by each Fund to Funds Management under the Fund’s Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and subtransfer agency costs (collectively, the “Management Rates”). The Master Trust Board of Trustees reviewed and considered the contractual investment advisory fee rate that is payable by each Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board of Trustees also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).
Among other information reviewed by the Boards in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Boards noted the assurances received by it that there would be no increases to any of the Management Rates, the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Boards also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on their consideration of the factors and information it deemed relevant, including those described here, the Boards determined that the compensation payable to Funds Management under the New Management Agreement and the New Advisory Agreement and payable to the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Boards noted that Wells Capital’s profitability information with respect to providing services to each Fund

Wells Fargo Small Company Value Fund  |  55

Board considerations (unaudited)
and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Boards did not consider profitability with respect to the Unaffiliated Sub-Advisers, as the sub-advisory fees paid to the Unaffiliated Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Boards received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Boards considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Boards considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Boards noted that if the New Agreements are approved by shareholders and the Transaction closes, the Boards will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements with the Advisers.
Economies of scale
In connection with the 2021 Annual Approval Process, the Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds and the Master Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Boards noted the existence of breakpoints in each Fund’s management fee structure and each Master Portfolio’s advisory fee structure, which operate generally to reduce each Fund’s and Master Portfolio’s and expense ratios as they grows in size, and the size of each Fund and Master Portfolio and in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee and advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Boards noted that NewCo and the Advisers may benefit from possible growth of the Funds and Master Portfolios resulting from enhanced distribution capabilities. However, the Boards noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Boards in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Boards concluded that Funds Management’s arrangements with respect to each Fund and Master Portfolio, including contractual breakpoints and expense limitation arrangements, constitute a reasonable approach to sharing potential economies of scale with the Fund and its shareholders and the Master Portfolio and its interest holders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers as a result of their relationships with the Funds and the Master Portfolios, as applicable. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and Master Portfolios and benefits potentially derived from an increase in Funds Management’s and the Wells Capital’s business as a result of their relationships with the Funds and the Master Portfolios. The Boards noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Boards also reviewed information about any soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Boards received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers. The information reviewed by the Boards also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of

56  |  Wells Fargo Small Company Value Fund

Board considerations (unaudited)
the Funds and Master Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Boards did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital and the Unaffiliated Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Small Company Value Fund  |  57

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

58  |  Wells Fargo Small Company Value Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0621-00767 07-21
A286/AR286 05-21

Annual Report
May 31, 2021
Wells Fargo Core Bond Fund

Reduce clutter.
Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery
The views expressed and any forward-looking statements are as of May 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Core Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Core Bond Fund for the 12-month period that ended May 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.32%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 42.78%, while the MSCI EM Index (Net),3 had stronger performance, with a 51.00% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.40%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.84%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.74%, and the ICE BofA U.S. High Yield Index,7 returned 15.18%.
The COVID-19 lockdown began over a year ago.
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Core Bond Fund

Letter to shareholders (unaudited)
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve Board’s (Fed’s) announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The calendar year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Core Bond Fund  |  3

Letter to shareholders (unaudited)
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 billion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses are experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Core Bond Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (expected to be extended through June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund invests in an underlying fund that holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Core Bond Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of income and capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser for the affiliated master portfolio*
Wells Capital Management Incorporated
Portfolio managers	Maulik Bhansali, CFA®‡, Jarad Vasquez

Average annual total returns (%) as of May 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (MBFAX)	10-31-2001	-4.28	2.12	2.80	0.24 [3]	3.07	3.27	0.82	0.78
Class C (MBFCX)	10-31-2001	-1.52	2.30	2.50	-0.52 [3]	2.30	2.50	1.57	1.53
Class R (WTRRX)	7-9-2010	–	–	–	0.15 [3]	2.84	3.03	1.07	1.03
Class R4 (MBFRX)[4]	11-30-2012	–	–	–	0.55	3.35	3.55	0.59	0.52
Class R6 (WTRIX)[5]	11-30-2012	–	–	–	0.70	3.49	3.69	0.44	0.37
Administrator Class (MNTRX)	6-30-1997	–	–	–	0.30 [3]	3.13	3.36	0.76	0.70
Institutional Class (MBFIX)	10-31-2001	–	–	–	0.58	3.42	3.64	0.49	0.42
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	-0.40 [3]	3.25	3.29	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 1.03% for Class R, 0.52% for Class R4, 0.37% for Class R6, 0.70% for Administrator Class, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[4]	Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R4 shares would be higher.
[5]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Core Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
[6]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar– denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. This fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Core Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2021.
■	Security selection in credit and mortgage-backed securities (MBS), as well as overweights to these sectors, were the primary drivers of excess returns during the 12-month period.
■	A sector underweight to commercial mortgage-backed securities (CMBS), driven by our concerns around the fundamentals in the sector and the lack of security selection opportunities, detracted from performance versus the benchmark.
Reopening and stimulus measures set the stage for a strong 2nd half of 2021.
Increased confidence resulting from declining COVID-19 cases, rapidly accelerating vaccine availability, favorable studies on vaccine effectiveness, and implementation of the recent stimulus package should position the U.S. economy for a good second half. Manufacturing surveys indicate that one of the strongest recoveries in decades continues with increasing production, record order backlogs, and extremely light customer inventories. Services activity remains strong despite work-from-home constraints. Demand for durable goods like autos and housing remains robust, even after a strong second half of 2020, which benefited from catchup demand. The outlook for retail sales remains strong, even if February’s performance was muted ahead of the recent passage of the $1.9 trillion fiscal stimulus package. The Boeing Company’s resumption of 737 MAX deliveries is an encouraging sign for transportation-related sectors. Job growth remains solid as the economy reopens and employers gear up for anticipated demand. Further reopening of the economy, receipt of stimulus checks, and a rapid vaccination campaign creating a path toward herd immunity should also bode well for the months ahead.
Ten largest holdings (%) as of May 31, 2021[1]
U.S. Treasury Note, 0.25%, 5-15-2024	2.65
FNMA, 2.50%, 8-12-2051	2.55
FNMA, 2.50%, 6-14-2051	1.71
U.S. Treasury Bond, 1.38%, 11-15-2040	1.51
U.S. Treasury Bond, 1.13%, 8-15-2040	1.43
U.S. Treasury Note, 0.13%, 1-15-2024	1.34
U.S. Treasury Note, 0.13%, 12-31-2022	1.31
U.S. Treasury Note, 0.50%, 2-28-2026	1.29
U.S. Treasury Bond, 1.13%, 5-15-2040	1.29
U.S. Treasury Note, 0.13%, 1-31-2023	1.27
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
On an international basis, growth in China and Asia remains strong, while Europe and Latin America continue to have concerns around social distancing measures ahead of a more rapid rollout of vaccines, which is expected to lag the U.S. by at least one to two quarters.
Recent steepening of the yield curve has, to date, been interpreted as a healthy sign of optimism in the economy and has yet to challenge the performance of interest-sensitive sectors or overall market liquidity, although abrupt moves in Treasuries in late February and uneven auction results in March were noted by investors and policymakers alike. Indeed, while global policymakers have not signaled a strong willingness to support longer-term yields, responses are starting to be seen. Markets have been well supported by the Federal Reserve, as well as by fixed-income investors abroad who face less robust opportunities in their home markets of Asia and Europe.
The outlook for the economy looks good.
Return-to-office work and a more normal lifestyle following broad vaccine availability, pent-up demand, and a healthy consumer following recent stimulus payments should position the U.S. economy for a solid second quarter, on top of the first quarter’s 6.4% annualized growth rate, albeit with some uncertainty on the sustainability of the expansion. Manufacturing surveys indicate that a robust and broad-based expansion remains underway, with new orders continuing to accelerate, strengthening export demand, and rising backlogs tempered by supply chain bottlenecks and some slowing of consumption. Availability of critical resources like computer chips and commodities like copper, steel, and lumber remains a key concern. Services activity remains strong, especially as dining, travel, and tourism industries reopen as the U.S. population approaches herd immunity. Resumption of travel should benefit transportation-related sectors like aircraft manufacturing.

8  |  Wells Fargo Core Bond Fund

Performance highlights (unaudited)
A combination of recently stronger-than-expected growth, potential concerns on supply bottlenecks and input costs, and price pressures could introduce questions on whether the U.S. economy is seeing early signs of overheating risks, at least for a short period. A sharp recent rise in the trade deficit highlights that global imbalances are rising, especially as U.S. consumption appears above trend at a time when demand for exports remains soft. Foreign partners like the Bank of Canada and the Bank of England are proceeding on earlier-than-expected tapering of asset purchases, with rate increases potentially to follow.
Portfolio composition as of May 31, 2021[1]
[1]	Figures represent the portfolio composition of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
Policymakers will also be grappling with macroprudential risk, which represents risk to the financial system as a whole, and and environmental, social and governance policy issues. Policymakers have signaled concerns with stretched equity valuations in some sectors, herd behavior from retail investors and unregulated market participants, and overall high-risk appetites. Tail risks in market structure, like the amount of capital dedicated by banks to trading and the robustness of nonbank financials, could be examined in the coming quarters. Restoration of fiscal anchors through higher corporate and personal income taxes are likely to be required to narrow the fiscal deficit, even if stimulus expectations are tempered. Lastly, a winding down of credit support programs could allow market participants to better price in risk versus reward in securities while reducing moral hazards. Assessment of longer-term policy challenges like historical inequities in society, lengthy durations of unemployment, and rising income inequality in the “K-shaped” recovery could be included in the debate, especially as food, gasoline, and housing prices are on the rise. Corporate announcements are anticipating shifts in regulations, especially on climate change, consumer protections, digital privacy, and antitrust and technology policy, providing risks and opportunities. At the same time, corporate margins could be pressured from input and wage costs and investments in supply chain integrity, compromising productivity.
While a smooth reopening of the economy would address many of these concerns, near-term expectations around the economy could become more volatile, even if second-quarter growth appears robust, posing a risk management challenge for public policy and portfolios alike. Consistent with our bottom-up process, we have reduced exposure to sectors where we see a less robust opportunity set relative to one year ago. As always, we maintain a neutral duration and we maintain our largest overweight to asset-backed securities, seeing value in high-quality segments of the market. We have reduced our exposure to credit and MBS during the year, as these markets have normalized relative to distressed conditions this time last year. We remain lightly positioned in CMBS, favoring other credit-related sectors and anticipating some dislocations in commercial real estate fundamentals as we move forward. We remain nimble and agile, and we stand ready to take advantage of security selection opportunities where they arise.

Wells Fargo Core Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2020 to May 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2020	Ending account value 5-31-2021	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$ 976.85	$3.84	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class C
Actual	$1,000.00	$ 972.93	$7.53	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class R
Actual	$1,000.00	$ 976.82	$3.99	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.08	0.81%
Class R4
Actual	$1,000.00	$ 978.18	$2.56	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%
Class R6
Actual	$1,000.00	$ 978.85	$1.83	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.87	0.37%
Administrator Class
Actual	$1,000.00	$ 977.25	$3.45	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
Institutional Class
Actual	$1,000.00	$ 977.90	$2.07	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Wells Fargo Core Bond Fund

Fund expenses (unaudited)

Wells Fargo Core Bond Fund  |  11

Portfolio of investments—May 31, 2021

		Value
Investment companies: 100.02%
Affiliated master portfolio: 100.02%
Wells Fargo Core Bond Portfolio		$5,331,353,094
Total Investment companies (Cost $5,321,216,119)		5,331,353,094
Total investments in securities (Cost $5,321,216,119)	100.02%	5,331,353,094
Other assets and liabilities, net	(0.02)	(969,956)
Total net assets	100.00%	$5,330,383,138
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Core Bond Portfolio	94.84%	94.49%	$124,275,417	$(163,776,116)	$93,220,696	$173,474	$5,331,353,094	100.02%
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Core Bond Fund

Statement of assets and liabilities—May 31, 2021

Assets
Investments in affiliated Master Portfolio, at value (cost $5,321,216,119)	$ 5,331,353,094
Receivable for Fund shares sold	7,316,204
Receivable from manager	69,380
Prepaid expenses and other assets	16,954
Total assets	5,338,755,632
Liabilities
Payable for Fund shares redeemed	6,989,608
Dividends payable	696,813
Administration fees payable	310,070
Distribution fees payable	8,728
Accrued expenses and other liabilities	367,275
Total liabilities	8,372,494
Total net assets	$5,330,383,138
Net assets consist of
Paid-in capital	$ 5,311,862,299
Total distributable earnings	18,520,839
Total net assets	$5,330,383,138
Computation of net asset value and offering price per share
Net assets – Class A	$ 370,881,746
Shares outstanding – Class A1	27,620,111
Net asset value per share – Class A	$13.43
Maximum offering price per share – Class A2	$14.06
Net assets – Class C	$ 13,398,588
Shares outstanding – Class C1	1,008,016
Net asset value per share – Class C	$13.29
Net assets – Class R	$ 1,715,529
Shares outstanding – Class R1	131,062
Net asset value per share – Class R	$13.09
Net assets – Class R4	$ 1,780,289
Shares outstanding – Class R4[1]	135,980
Net asset value per share – Class R4	$13.09
Net assets – Class R6	$ 1,978,164,096
Shares outstanding – Class R6[1]	151,247,500
Net asset value per share – Class R6	$13.08
Net assets – Administrator Class	$ 214,796,136
Shares outstanding – Administrator Class[1]	16,406,572
Net asset value per share – Administrator Class	$13.09
Net assets – Institutional Class	$ 2,749,646,754
Shares outstanding – Institutional Class[1]	210,320,017
Net asset value per share – Institutional Class	$13.07
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  13

Statement of operations—year ended May 31, 2021

Investment income
Interest allocated from affiliated Master Portfolio (net of foreign withholding taxes of $2,091)	$ 93,220,696
Affiliated income allocated from affiliated Master Portfolio	173,474
Expenses allocated from affiliated Master Portfolio	(19,735,188)
Total investment income	73,658,982
Expenses
Management fee	2,763,146
Administration fees
Class A	538,805
Class C	31,113
Class R	3,445
Class R4	2,750
Class R6	717,379
Administrator Class	230,844
Institutional Class	2,139,946
Shareholder servicing fees
Class A	839,615
Class C	48,454
Class R	2,964
Class R4	3,430
Administrator Class	565,875
Distribution fees
Class C	145,226
Class R	3,535
Custody and accounting fees	170,996
Professional fees	33,780
Registration fees	166,928
Shareholder report expenses	284,769
Trustees’ fees and expenses	21,080
Other fees and expenses	100,644
Total expenses	8,814,724
Less: Fee waivers and/or expense reimbursements
Fund-level	(2,290,291)
Class A	(16,030)
Class C	(3)
Class R4	(1,084)
Class R6	(717,379)
Administrator Class	(40,789)
Institutional Class	(845,258)
Net expenses	4,903,890
Net investment income	68,755,092
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	124,275,417
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(163,776,116)
Net realized and unrealized gains (losses) on investments	(39,500,699)
Net increase in net assets resulting from operations	$ 29,254,393
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Core Bond Fund

Statement of changes in net assets

	Year ended May 31, 2021		Year ended May 31, 2020
Operations
Net investment income		$ 68,755,092		$ 120,113,953
Net realized gains on investments		124,275,417		306,742,964
Net change in unrealized gains (losses) on investments		(163,776,116)		56,934,677
Net increase in net assets resulting from operations		29,254,393		483,791,594
Distributions to shareholders from
Net investment income and net realized gains
Class A		(18,390,567)		(6,294,414)
Class C		(826,028)		(417,858)
Class R		(109,006)		(97,982)
Class R4		(255,450)		(161,109)
Class R6		(147,643,160)		(63,508,068)
Administrator Class		(13,932,917)		(4,506,235)
Institutional Class		(162,044,711)		(59,496,339)
Total distributions to shareholders		(343,201,839)		(134,482,005)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	12,273,258	169,431,477	5,035,376	68,831,957
Class C	429,511	6,062,121	737,031	9,984,279
Class R	42,683	585,880	91,423	1,215,599
Class R4	73,596	1,019,265	183,129	2,446,252
Class R6	41,373,976	564,946,588	46,956,601	627,133,874
Administrator Class	7,772,437	107,461,106	5,387,937	72,239,222
Institutional Class	91,169,096	1,242,662,922	67,880,909	903,670,274
		2,092,169,359		1,685,521,457
Reinvestment of distributions
Class A	1,173,633	16,238,069	399,765	5,475,932
Class C	58,078	794,241	14,131	191,525
Class R	5,020	67,665	1,589	21,221
Class R4	18,865	254,704	12,039	160,382
Class R6	8,211,303	110,794,663	3,578,858	47,809,034
Administrator Class	991,907	13,386,686	324,731	4,342,589
Institutional Class	11,300,587	152,228,735	3,940,416	52,636,436
		293,764,763		110,637,119
Payment for shares redeemed
Class A	(6,969,911)	(96,545,555)	(7,058,184)	(96,112,855)
Class C	(1,472,599)	(20,765,992)	(1,381,669)	(18,673,889)
Class R	(150,925)	(2,094,716)	(519,677)	(6,891,248)
Class R4	(285,459)	(3,858,168)	(700,264)	(9,317,864)
Class R6	(82,522,155)	(1,114,913,998)	(60,509,001)	(803,022,923)
Administrator Class	(8,154,991)	(111,662,175)	(5,797,513)	(77,110,768)
Institutional Class	(63,368,919)	(856,440,756)	(81,653,483)	(1,088,476,808)
		(2,206,281,360)		(2,099,606,355)
Net increase (decrease) in net assets resulting from capital share transactions		179,652,762		(303,447,779)
Total increase (decrease) in net assets		(134,294,684)		45,861,810
Net assets
Beginning of period		5,464,677,822		5,418,816,012
End of period		$ 5,330,383,138		$ 5,464,677,822
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.17	$13.28	$12.86	$13.22	$13.28
Net investment income	0.12 [1]	0.25	0.32	0.24	0.19 [1]
Net realized and unrealized gains (losses) on investments	(0.06)	0.93	0.42	(0.36)	0.00
Total from investment operations	0.06	1.18	0.74	(0.12)	0.19
Distributions to shareholders from
Net investment income	(0.15)	(0.26)	(0.32)	(0.24)	(0.19)
Net realized gains	(0.65)	(0.03)	0.00	0.00	(0.06)
Total distributions to shareholders	(0.80)	(0.29)	(0.32)	(0.24)	(0.25)
Net asset value, end of period	$13.43	$14.17	$13.28	$12.86	$13.22
Total return[2]	0.31%	9.03%	5.87%	(0.96)%	1.48%
Ratios to average net assets (annualized)*
Gross expenses	0.82%	0.82%	0.83%	0.83%	0.83%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	0.87%	1.85%	2.50%	1.79%	1.40%
Supplemental data
Portfolio turnover rate[3]	457%	603%	577%	542%	614%
Net assets, end of period (000s omitted)	$370,882	$299,642	$302,246	$320,208	$360,276

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Core Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.03	$13.15	$12.74	$13.09	$13.15
Net investment income	0.03	0.15	0.23	0.14	0.09
Net realized and unrealized gains (losses) on investments	(0.07)	0.92	0.40	(0.35)	0.00
Total from investment operations	(0.04)	1.07	0.63	(0.21)	0.09
Distributions to shareholders from
Net investment income	(0.05)	(0.16)	(0.22)	(0.14)	(0.09)
Net realized gains	(0.65)	(0.03)	0.00	0.00	(0.06)
Total distributions to shareholders	(0.70)	(0.19)	(0.22)	(0.14)	(0.15)
Net asset value, end of period	$13.29	$14.03	$13.15	$12.74	$13.09
Total return[1]	(0.45)%	8.22%	5.04%	(1.65)%	0.72%
Ratios to average net assets (annualized)*
Gross expenses	1.57%	1.57%	1.58%	1.58%	1.58%
Net expenses	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income	0.16%	1.11%	1.75%	1.04%	0.68%
Supplemental data
Portfolio turnover rate[2]	457%	603%	577%	542%	614%
Net assets, end of period (000s omitted)	$13,399	$27,971	$34,494	$47,843	$59,049

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%

[1]	Total return calculations do not include any sales charges.
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.83	$12.96	$12.55	$12.90	$12.97
Net investment income	0.11 [1]	0.22 [1]	0.28 [1]	0.20 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	(0.06)	0.90	0.41	(0.35)	(0.01)
Total from investment operations	0.05	1.12	0.69	(0.15)	0.14
Distributions to shareholders from
Net investment income	(0.14)	(0.22)	(0.28)	(0.20)	(0.15)
Net realized gains	(0.65)	(0.03)	0.00	0.00	(0.06)
Total distributions to shareholders	(0.79)	(0.25)	(0.28)	(0.20)	(0.21)
Net asset value, end of period	$13.09	$13.83	$12.96	$12.55	$12.90
Total return	0.22%	8.80%	5.61%	(1.19)%	1.15%
Ratios to average net assets (annualized)*
Gross expenses	0.87%	1.05%	1.07%	1.08%	1.08%
Net expenses	0.86%	1.02%	1.03%	1.03%	1.03%
Net investment income	0.81%	1.66%	2.25%	1.54%	1.18%
Supplemental data
Portfolio turnover rate[2]	457%	603%	577%	542%	614%
Net assets, end of period (000s omitted)	$1,716	$3,241	$8,565	$12,230	$13,826

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Core Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R4	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.83	$12.95	$12.55	$12.89	$12.95
Net investment income	0.16 [1]	0.29 [1]	0.35	0.26 [1]	0.22
Net realized and unrealized gains (losses) on investments	(0.06)	0.91	0.40	(0.34)	0.00
Total from investment operations	0.10	1.20	0.75	(0.08)	0.22
Distributions to shareholders from
Net investment income	(0.19)	(0.29)	(0.35)	(0.26)	(0.22)
Net realized gains	(0.65)	(0.03)	0.00	0.00	(0.06)
Total distributions to shareholders	(0.84)	(0.32)	(0.35)	(0.26)	(0.28)
Net asset value, end of period	$13.09	$13.83	$12.95	$12.55	$12.89
Total return	0.55%	9.34%	6.07%	(0.61)%	1.74%
Ratios to average net assets (annualized)*
Gross expenses	0.59%	0.59%	0.60%	0.60%	0.60%
Net expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income	1.16%	2.19%	2.76%	2.01%	1.70%
Supplemental data
Portfolio turnover rate[2]	457%	603%	577%	542%	614%
Net assets, end of period (000s omitted)	$1,780	$4,549	$10,805	$11,680	$43,205

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.82	$12.95	$12.54	$12.89	$12.95
Net investment income	0.18 [1]	0.30	0.37	0.28	0.24
Net realized and unrealized gains (losses) on investments	(0.06)	0.91	0.41	(0.35)	0.00
Total from investment operations	0.12	1.21	0.78	0.00	0.24
Distributions to shareholders from
Net investment income	(0.21)	(0.31)	(0.37)	(0.28)	(0.24)
Net realized gains	(0.65)	(0.03)	0.00	0.00	(0.06)
Total distributions to shareholders	(0.86)	(0.34)	(0.37)	(0.28)	(0.30)
Net asset value, end of period	$13.08	$13.82	$12.95	$12.54	$12.89
Total return	0.70%	9.42%	6.31%	(0.54)%	1.90%
Ratios to average net assets (annualized)*
Gross expenses	0.44%	0.44%	0.45%	0.45%	0.45%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	1.29%	2.26%	2.92%	2.24%	1.87%
Supplemental data
Portfolio turnover rate[2]	457%	603%	577%	542%	614%
Net assets, end of period (000s omitted)	$1,978,164	$2,545,332	$2,513,644	$1,360,847	$797,896

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Core Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.83	$12.96	$12.56	$12.90	$12.97
Net investment income	0.13	0.26	0.33 [1]	0.24 [1]	0.21
Net realized and unrealized gains (losses) on investments	(0.06)	0.90	0.40	(0.34)	(0.02)
Total from investment operations	0.07	1.16	0.73	(0.10)	0.19
Distributions to shareholders from
Net investment income	(0.16)	(0.26)	(0.33)	(0.24)	(0.20)
Net realized gains	(0.65)	(0.03)	0.00	0.00	(0.06)
Total distributions to shareholders	(0.81)	(0.29)	(0.33)	(0.24)	(0.26)
Net asset value, end of period	$13.09	$13.83	$12.96	$12.56	$12.90
Total return	0.37%	9.14%	5.87%	(0.79)%	1.48%
Ratios to average net assets (annualized)*
Gross expenses	0.76%	0.76%	0.76%	0.77%	0.77%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.95%	1.92%	2.58%	1.86%	1.50%
Supplemental data
Portfolio turnover rate[2]	457%	603%	577%	542%	614%
Net assets, end of period (000s omitted)	$214,796	$218,522	$205,825	$269,057	$373,042

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.82	$12.94	$12.54	$12.88	$12.95
Net investment income	0.17	0.29	0.36	0.28	0.23
Net realized and unrealized gains (losses) on investments	(0.07)	0.92	0.40	(0.34)	(0.01)
Total from investment operations	0.10	1.21	0.76	(0.06)	0.22
Distributions to shareholders from
Net investment income	(0.20)	(0.30)	(0.36)	(0.28)	(0.23)
Net realized gains	(0.65)	(0.03)	0.00	0.00	(0.06)
Total distributions to shareholders	(0.85)	(0.33)	(0.36)	(0.28)	(0.29)
Net asset value, end of period	$13.07	$13.82	$12.94	$12.54	$12.88
Total return	0.58%	9.45%	6.18%	(0.51)%	1.77%
Ratios to average net assets (annualized)*
Gross expenses	0.49%	0.49%	0.50%	0.50%	0.50%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	1.22%	2.21%	2.86%	2.16%	1.82%
Supplemental data
Portfolio turnover rate[1]	457%	603%	577%	542%	614%
Net assets, end of period (000s omitted)	$2,749,647	$2,365,421	$2,343,238	$3,318,290	$3,166,348

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.35%
Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%

[1]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Core Bond Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Core Bond Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2021, the Fund owned 94.49% of Wells Fargo Core Bond Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2021 are included in this report and should be read in conjunction with the Fund’s financial statements.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
This shareholder report is not asking you for a proxy. A separate proxy statement with more detailed information about the transaction will be provided to Fund shareholders and should be reviewed carefully.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees

Wells Fargo Core Bond Fund  |  23

Notes to financial statements
receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders from net investement income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $5,334,783,324 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 10,137,192
Gross unrealized losses	(13,567,422)
Net unrealized losses	$ (3,430,230)
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2021, the Fund’s investment in an affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$5,331,353,094
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s

24  |  Wells Fargo Core Bond Fund

Notes to financial statements
operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2021, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R	0.16
Class R4	0.08
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.78%
Class C	1.53
Class R	1.03
Class R4	0.52
Class R6	0.37
Administrator Class	0.70
Institutional Class	0.42

Wells Fargo Core Bond Fund  |  25

Notes to financial statements
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2021, Funds Distributor received $7,819 from the sale of Class A shares and $372 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$24,128,962,774	$3,853,196,281	$23,265,402,446	$3,987,508,043
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended May 31, 2021 and May 31, 2020 were as follows:
	Year ended May 31
	2021	2020
Ordinary income	$291,084,924	$134,482,005
Long-term capital gain	52,116,915	0
As of May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized losses
$9,052,659	$13,678,678	$(3,430,230)

26  |  Wells Fargo Core Bond Fund

Notes to financial statements
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

Wells Fargo Core Bond Fund  |  27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

28  |  Wells Fargo Core Bond Fund

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities: 31.41%
FHLMC (1 Month LIBOR +0.35%) ±	0.45%	12-15-2048	$848,963	$ 854,599
FHLMC	1.75	5-15-2043	2,571,675	2,638,820
FHLMC	2.00	12-1-2050	5,812,356	5,892,506
FHLMC	2.50	1-1-2036	16,586,615	17,494,665
FHLMC (12 Month LIBOR +1.64%) ±	2.83	5-1-2049	3,796,313	3,964,222
FHLMC	3.00	10-15-2047	8,158,533	8,492,501
FHLMC	3.00	5-15-2050	5,310,761	5,694,732
FHLMC	3.50	4-1-2049	3,766,913	4,079,179
FHLMC	4.00	1-1-2035	133,130	145,999
FHLMC	4.00	1-1-2036	248,778	271,950
FHLMC	4.00	10-1-2036	1,498,157	1,637,399
FHLMC	4.00	3-1-2037	187,970	206,184
FHLMC	4.00	3-1-2037	231,880	255,815
FHLMC	4.00	3-1-2037	321,372	350,168
FHLMC	4.00	4-1-2037	1,977,405	2,166,752
FHLMC	4.00	4-1-2037	1,571,068	1,720,114
FHLMC	4.00	8-1-2038	9,484,077	10,190,772
FHLMC	4.00	11-1-2048	9,119,394	9,997,463
FHLMC	4.00	7-1-2049	12,092,343	13,501,820
FHLMC	4.50	6-1-2039	201,664	225,210
FHLMC	4.50	7-1-2039	260,600	295,913
FHLMC	4.50	11-1-2048	5,316,182	5,869,263
FHLMC	4.50	3-1-2049	2,267,710	2,522,153
FHLMC	4.50	8-1-2049	18,980,319	20,886,427
FHLMC	5.00	5-1-2048	6,567,728	7,416,650
FHLMC	5.00	3-1-2049	12,265,366	13,664,675
FHLMC Series 1897 Class K	7.00	9-15-2026	241	267
FHLMC Series 264 Class 30	3.00	7-15-2042	9,215,999	9,584,959
FHLMC Series 4426 Class QC	1.75	7-15-2037	4,534,816	4,668,092
FHLMC Series 4705 Class A	4.50	9-15-2042	882,956	909,283
FHLMC Series 4763 Class CA	3.00	9-15-2038	1,217,843	1,305,258
FHLMC Series 4767 Class KA	3.00	3-15-2048	3,291,224	3,528,550
FHLMC Series 5091 Class AB	1.50	3-25-2051	12,100,402	12,177,557
FHLMC Series 5092 Class DT	1.50	11-25-2049	12,764,107	12,908,723
FHLMC Series 5119 Class AB	1.50	8-25-2049	6,162,562	6,185,912
FNMA	1.50	1-25-2043	3,357,498	3,404,166
FNMA	1.50	1-25-2043	9,509,457	9,685,012
FNMA	1.50	4-25-2043	982,698	996,798
FNMA	1.70	8-25-2033	11,544,356	11,971,145
FNMA	1.75	5-25-2043	3,600,071	3,726,705
FNMA	1.75	6-25-2046	22,538,318	22,909,413
FNMA	2.00	5-1-2031	2,949,175	3,066,742
FNMA	2.00	5-1-2031	2,943,186	3,060,522
FNMA	2.00	5-1-2036	48,437,657	50,076,432
FNMA %%	2.00	6-17-2036	36,300,000	37,501,035
FNMA	2.00	6-25-2038	11,689,424	12,218,357
FNMA	2.00	4-1-2051	11,343,217	11,486,123
FNMA	2.00	4-1-2051	24,463,905	24,801,202
FNMA %%	2.00	6-14-2051	5,400,000	5,453,685
FNMA %%	2.00	8-12-2051	65,300,000	65,663,500
FNMA	2.50	2-1-2036	11,842,855	12,539,131
FNMA	2.50	3-1-2036	9,504,510	10,075,587
FNMA	2.50	3-1-2036	15,392,661	16,297,811
FNMA	2.50	4-1-2036	3,398,623	3,602,792
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  29

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	2.50%	5-1-2036	$18,069,848	$ 19,132,589
FNMA	2.50	5-1-2036	11,378,768	12,062,518
FNMA	2.50	5-1-2036	11,615,393	12,315,563
FNMA	2.50	11-25-2044	2,245,142	2,390,267
FNMA %%	2.50	7-14-2050	62,200,000	64,256,744
FNMA	2.50	10-1-2050	38,534,457	40,013,227
FNMA %%	2.50	6-14-2051	93,000,000	96,278,633
FNMA %%	2.50	8-12-2051	139,800,000	144,095,057
FNMA (12 Month LIBOR +1.59%) ±	2.70	1-1-2046	9,227,924	9,633,832
FNMA (12 Month LIBOR +1.58%) ±	2.77	6-1-2045	2,806,869	2,924,451
FNMA	3.00	1-1-2043	6,343,390	6,786,886
FNMA	3.00	11-25-2043	2,401,506	2,481,588
FNMA	3.00	5-25-2048	8,121,060	8,636,627
FNMA	3.00	7-25-2049	3,226,128	3,380,174
FNMA	3.00	12-1-2054	26,735,307	28,478,510
FNMA	3.00	7-1-2060	34,063,737	36,496,365
FNMA	3.00	7-1-2060	27,429,130	29,188,960
FNMA	3.50	6-1-2049	1,405,226	1,494,824
FNMA	4.00	9-1-2033	2,789,008	2,983,842
FNMA	4.00	12-1-2036	262,416	287,269
FNMA	4.00	10-1-2037	1,687,757	1,843,555
FNMA	4.00	9-1-2045	991,342	1,104,786
FNMA	4.00	1-1-2046	6,320,220	7,042,352
FNMA	4.00	2-1-2047	4,099,003	4,517,657
FNMA	4.00	4-1-2047	638,498	707,084
FNMA	4.00	4-1-2047	596,107	662,470
FNMA	4.00	4-1-2047	523,287	562,923
FNMA	4.00	10-1-2047	636,818	707,721
FNMA	4.00	10-1-2047	590,965	653,297
FNMA	4.00	7-1-2048	21,752,791	23,864,314
FNMA	4.00	9-1-2048	4,662,311	5,103,804
FNMA	4.00	10-1-2048	3,897,662	4,267,301
FNMA	4.00	11-1-2048	4,156,989	4,551,229
FNMA	4.00	12-1-2048	3,351,569	3,722,476
FNMA	4.00	2-1-2049	4,946,884	5,452,413
FNMA	4.00	5-1-2049	377,993	413,183
FNMA	4.00	5-1-2049	3,089,993	3,447,586
FNMA	4.00	12-1-2049	3,444,150	3,793,526
FNMA	4.00	8-1-2059	10,703,059	11,963,914
FNMA	4.50	5-1-2034	1,128,430	1,247,201
FNMA	4.50	6-1-2041	217,574	245,480
FNMA	4.50	3-1-2043	2,816,905	3,182,211
FNMA	4.50	10-1-2045	4,430,734	5,005,700
FNMA	4.50	2-1-2046	94,461	105,284
FNMA	4.50	6-1-2048	1,617,996	1,815,172
FNMA	4.50	7-1-2048	5,340,327	5,994,350
FNMA	4.50	8-1-2048	7,663,177	8,471,444
FNMA	4.50	10-1-2048	7,031,874	7,741,590
FNMA	4.50	10-1-2048	10,428,216	11,512,391
FNMA	4.50	11-1-2048	2,417,976	2,712,628
FNMA	4.50	1-1-2049	12,582,016	13,948,539
FNMA	4.50	2-1-2049	7,141,602	7,915,566
FNMA	4.50	6-1-2049	5,424,239	5,995,208
FNMA	4.50	7-1-2049	5,512,539	6,109,996
FNMA	4.50	7-1-2049	9,053,612	10,004,902
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	4.50%	8-1-2049	$5,245,032	$ 5,821,651
FNMA	4.50	3-1-2050	6,343,003	7,046,503
FNMA	4.50	4-1-2050	2,182,108	2,438,130
FNMA	4.50	4-1-2050	3,595,515	4,039,227
FNMA	4.50	1-1-2059	10,534,396	11,903,393
FNMA	5.00	7-1-2044	347,774	389,577
FNMA	5.00	10-1-2048	88,815	99,436
FNMA	5.00	12-1-2048	4,145,785	4,595,962
FNMA	5.00	6-1-2049	27,945,750	31,351,555
FNMA	5.00	8-1-2049	35,234,736	39,545,847
FNMA	5.00	8-1-2049	18,184,335	20,379,278
FNMA	5.00	11-1-2049	5,726,590	6,318,210
FNMA	5.50	12-1-2048	4,354,873	4,959,734
FNMA	5.50	6-1-2049	11,985,584	13,751,091
FNMA	6.00	4-1-2022	618	692
FNMA	6.00	2-1-2029	1,799	2,020
FNMA	6.00	3-1-2033	24,063	27,852
FNMA	6.00	11-1-2033	8,258	9,782
FNMA	2.50	12-1-2035	16,743,961	17,749,217
FNMA	2.50	9-1-2050	42,215,862	43,888,054
FNMA Series 2017-13 Class PA	3.00	8-25-2046	3,781,292	3,989,002
FNMA Series 2017-M7 Class A2 ±±	2.96	2-25-2027	2,040,000	2,228,632
FNMA Series 2018-14 Class KC	3.00	3-25-2048	3,902,080	4,180,749
FNMA Series 2018-15 Class AB	3.00	3-25-2048	1,463,724	1,567,478
FNMA Series 2018-8 Class KL	2.50	3-25-2047	4,307,407	4,517,005
FNMA Series 2020 48 Class AB	2.00	7-25-2050	6,648,030	6,828,871
FNMA Series 2020-48 Class DA	2.00	7-25-2050	16,836,917	17,186,436
FNMA Series 2021-27 Class EC	1.50	5-25-2051	17,115,446	17,313,874
FNMA Series 414 Class A35	3.50	10-25-2042	8,350,761	9,006,210
GNMA	2.00	6-21-2051	18,600,000	18,912,063
GNMA	2.50	3-20-2051	28,366,836	29,407,809
GNMA %%	2.50	6-20-2051	18,002,316	18,649,977
GNMA	2.50	6-21-2051	51,300,000	53,123,415
GNMA	3.50	1-20-2048	4,190,040	4,492,636
GNMA	3.50	3-20-2049	3,123,142	3,363,271
GNMA	4.00	6-20-2047	32,554,816	34,992,140
GNMA	4.00	3-20-2048	1,019,596	1,099,103
GNMA	4.00	4-20-2048	1,781,654	1,920,682
GNMA	4.00	4-20-2048	1,380,931	1,482,851
GNMA	4.00	4-20-2048	1,280,591	1,387,671
GNMA	4.00	5-20-2049	1,843,923	1,996,484
GNMA	4.00	6-20-2049	5,209,317	5,640,407
GNMA	4.00	7-20-2049	4,504,706	4,877,190
GNMA	4.50	8-15-2047	869,075	971,731
GNMA	4.50	6-20-2048	6,039,453	6,518,518
GNMA	4.50	2-20-2049	6,382,978	7,129,852
GNMA	4.50	3-20-2049	587,721	640,350
GNMA	4.50	4-20-2049	957,605	1,048,253
GNMA	4.50	5-20-2049	1,276,323	1,397,202
GNMA	4.50	5-20-2049	1,033,374	1,131,210
GNMA	5.00	12-20-2039	143,369	161,512
GNMA	5.00	11-20-2045	260,471	291,989
GNMA	5.00	3-20-2048	9,882,863	10,875,260
GNMA	5.00	5-20-2048	4,841,645	5,260,290
GNMA	5.00	6-20-2048	18,416,684	20,019,895
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  31

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA	5.00%	7-20-2048	$3,299,118	$ 3,599,447
GNMA	5.00	8-20-2048	5,215,604	5,677,216
GNMA	5.00	12-20-2048	5,313,618	5,769,026
GNMA	5.00	1-20-2049	1,055,826	1,147,586
GNMA	5.00	1-20-2049	4,802,124	5,468,044
GNMA	5.00	2-20-2049	723,669	804,962
GNMA	5.00	3-20-2049	1,405,508	1,560,307
GNMA Series 2012-141 Class WA ±±	4.53	11-16-2041	1,137,496	1,273,879
GNMA Series 2017-167 Class BQ	2.50	8-20-2044	4,587,761	4,774,699
GNMA Series 2018-11 Class PC	2.75	12-20-2047	5,960,976	6,149,292
GNMA Series 2019-132 Class NA	3.50	9-20-2049	5,279,773	5,622,578
GNMA Series 2021-23 Class MG	1.50	2-20-2051	12,061,781	12,278,284
Total Agency securities (Cost $1,748,857,570)				1,772,000,438
Asset-backed securities: 8.10%
AmeriCredit Automobile Receivables Series 2020-2 Class A2	0.60	12-18-2023	5,236,484	5,245,593
Avis Budget Rental Car Funding LLC Series 2017-1A Class A 144A	3.07	9-20-2023	1,620,000	1,668,959
Avis Budget Rental Car Funding LLC Series 2019-3A Class A1 144A	2.36	3-20-2026	3,825,000	4,020,850
Bank of America Credit Card Trust Series 2021-A1 Class A1	0.44	9-15-2026	5,946,000	5,946,797
College Avenue Student Loan Trust Series 2017-A Class A1 (1 Month LIBOR+1.65%) 144A±	1.76	11-26-2046	2,357,781	2,402,345
College Avenue Student Loan Trust Series 2018-A Class A2 144A	4.13	12-26-2047	1,832,141	1,938,412
College Avenue Student Loan Trust Series 2019- A Class A2 144A	3.28	12-28-2048	2,997,032	3,107,217
College Avenue Student Loan Trust Series 2021-A Class-A2 144A	1.60	7-25-2051	4,397,089	4,397,226
Ford Credit Auto Owner Trust Series 2018-1 Class A 144A	3.19	7-15-2031	3,524,000	3,828,762
Ford Credit Auto Owner Trust Series 2019-1 Class A 144A	3.52	7-15-2030	7,460,000	8,055,691
Ford Credit Auto Owner Trust Series 2021-1 Class A 144A	1.37	10-17-2033	9,260,000	9,372,660
Navient Student Loan Trust Series 2014-AA Class A3 (1 Month LIBOR+1.60%) 144A±	1.70	10-15-2031	2,622,000	2,667,370
Navient Student Loan Trust Series 2016-AA Class A2B (1 Month LIBOR+2.15%) 144A±	2.25	12-15-2045	1,694,001	1,743,926
Navient Student Loan Trust Series 2018-CA Class A2 144A	3.52	6-16-2042	872,215	888,303
Navient Student Loan Trust Series 2018-DA Class A2A 144A	4.00	12-15-2059	4,894,996	5,152,195
Navient Student Loan Trust Series 2019 -D Class A2A 144A	3.01	12-15-2059	9,490,004	9,939,998
Navient Student Loan Trust Series 2019-A Class A2A 144A	3.42	1-15-2043	7,380,041	7,579,743
Navient Student Loan Trust Series 2019-BA Class A2A 144A	3.39	12-15-2059	7,705,386	8,132,577
Navient Student Loan Trust Series 2019-CA Class A2 144A	3.13	2-15-2068	5,921,219	6,063,411
Navient Student Loan Trust Series 2019-FA Class A2 144A	2.60	8-15-2068	7,376,605	7,532,773
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Navient Student Loan Trust Series 2019-GA Class A 144A	2.40%	10-15-2068	$3,738,750	$ 3,843,672
Navient Student Loan Trust Series 2020-A Class A2A 144A	2.46	11-15-2068	7,508,000	7,789,550
Navient Student Loan Trust Series 2020-BA ClassA2 144A	2.12	1-15-2069	4,271,000	4,337,372
Navient Student Loan Trust Series 2020-DA Class A 144A	1.69	5-15-2069	2,975,437	3,010,207
Navient Student Loan Trust Series 2020-EA Class A 144A	1.69	5-15-2069	1,172,598	1,194,483
Navient Student Loan Trust Series 2020-GA Class A 144A	1.17	9-16-2069	7,548,408	7,593,013
Navient Student Loan Trust Series 2020-HA Class A 144A	1.31	1-15-2069	4,022,297	4,056,995
Navient Student Loan Trust Series 2020-IA Class A1A 144A	1.33	4-15-2069	15,262,330	15,280,260
Navient Student Loan Trust Series 2021-A Class A 144A	0.84	5-15-2069	1,791,151	1,792,642
Navient Student Loan Trust Series 2021-BA Class A 144A	0.94	7-15-2069	7,996,053	8,015,905
Navient Student Loan Trust Series 2021-CA Class A 144A	1.06	10-15-2069	18,982,000	18,992,742
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR+0.16%) ±	0.34	1-25-2037	4,415,115	4,363,549
Nelnet Student Loan Trust Series 2004-5 Class A5 (3 Month LIBOR+0.18%) ±	0.36	10-27-2036	2,131,597	2,100,893
Nelnet Student Loan Trust Series 2005-1 Class A5 (3 Month LIBOR+0.11%) ±	0.29	10-25-2033	17,569,128	17,291,093
Nelnet Student Loan Trust Series 2005-2 Class A5 (3 Month LIBOR+0.10%) ±	0.29	3-23-2037	17,118,017	16,855,433
Nelnet Student Loan Trust Series 2005-3 Class A5 (3 Month LIBOR+0.12%) ±	0.31	12-24-2035	12,888,202	12,707,587
Nelnet Student Loan Trust Series 2005-4 Class A4 (3 Month LIBOR+0.18%) ±	0.37	3-22-2032	3,130,995	3,031,415
Santander Drive Auto Receivables Trust Series 2020-1 Class A3	2.03	2-15-2024	2,240,000	2,254,087
Santander Drive Auto Receivables Trust Series 2020-2 Class A2A	0.62	5-15-2023	2,183,249	2,184,130
Santander Drive Auto Receivables Trust Series 2020-3 Class A3	0.52	7-15-2024	3,198,000	3,204,209
Santander Drive Auto Receivables Trust Series 2020-4 Class A3	0.48	7-15-2024	2,889,000	2,895,920
Santander Revolving Auto Loan Trust Series 2019-A Class A 144A	2.51	1-26-2032	5,589,000	5,907,815
SLM Student Loan Trust Series 2003-1 Class A5C (3 Month LIBOR+0.75%) 144A±	0.93	12-15-2032	3,020,351	2,933,985
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR+0.67%) 144A±	0.85	12-17-2068	8,967,000	8,966,994
SLM Student Loan Trust Series 2007-2 Class A4 (3 Month LIBOR+0.06%) ±	0.24	7-25-2022	15,659,682	15,205,636
SLM Student Loan Trust Series 2007-3 Class A4 (3 Month LIBOR+0.06%) ±	0.24	1-25-2022	4,055,582	3,931,340
SLM Student Loan Trust Series 2010-1 Class A (1 Month LIBOR+0.40%) ±	0.51	3-25-2025	1,407,344	1,383,730
SLM Student Loan Trust Series 2012-1 Class A3 (1 Month LIBOR+0.95%) ±	1.06	9-25-2028	10,478,847	10,346,689
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  33

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
SLM Student Loan Trust Series 2012-2 Class A (1 Month LIBOR+0.70%) ±	0.81%	1-25-2029	$8,762,899	$ 8,586,281
SLM Student Loan Trust Series 2012-6 Class A3 (1 Month LIBOR+0.75%) ±	0.86	5-26-2026	2,314,495	2,290,919
SMB Private Education Loan Trust Series 2015-B Class A2A 144A	2.98	7-15-2027	208,429	211,089
SMB Private Education Loan Trust Series 2016-A Class A2A 144A	2.70	5-15-2031	5,132,905	5,275,277
SMB Private Education Loan Trust Series 2016-B Class A2A 144A	2.43	2-17-2032	2,509,778	2,576,969
SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR+1.45%) 144A±	1.56	2-17-2032	2,458,855	2,494,031
SMB Private Education Loan Trust Series 2016-C Class A2B (1 Month LIBOR+1.10%) 144A±	1.21	9-15-2034	2,690,394	2,714,265
SMB Private Education Loan Trust Series 2018-C Class A2A 144A	3.63	11-15-2035	3,146,468	3,323,942
SMB Private Education Loan Trust Series 2019-A Class A2A 144A	3.44	7-15-2036	11,717,682	12,341,198
SMB Private Education Loan Trust Series 2020-BA Class A1A 144A	1.29	7-15-2053	9,647,679	9,707,923
SMB Private Education Loan Trust Series 2020-PTA Class A2A 144A	1.60	9-15-2054	10,058,000	10,194,336
SMB Private Education Loan Trust Series 2020-PTB Class A2A 144A	1.60	9-15-2054	26,019,000	26,376,043
SMB Private Education Loan Trust Series 2021-A Class APT1 144A	1.07	1-15-2053	22,251,420	22,025,611
SMB Private Education Loan Trust Series 2021-B Class A 144A	1.31	7-17-2051	9,374,000	9,381,378
SMB Private Education Loan Trust Series 2021-C Class A1 (1 Month LIBOR+0.40%) 144A±	0.49	1-15-2053	4,537,000	4,537,000
SMB Private Education Loan Trust Series 2053 Class 1 (1 Month LIBOR+0.80%) 144A±	0.89	1-15-2053	6,986,000	6,986,000
SoFi Professional Loan Program LLC Series 2016-A Class A2 144A	2.76	12-26-2036	1,092,063	1,106,172
SoFi Professional Loan Program LLC Series 2016-E Class A1 (1 Month LIBOR+0.85%) 144A±	0.94	7-25-2039	289,589	290,123
SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR+0.70%) 144A±	0.81	3-26-2040	325,471	325,670
SoFi Professional Loan Program LLC Series 2017-D Class A2 144A	2.65	9-25-2040	283,964	290,419
SoFi Professional Loan Program LLC Series 2017-E Class A1 (1 Month LIBOR+0.50%) 144A±	0.61	11-26-2040	186,300	186,426
SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	1,258,872	1,282,327
SoFi Professional Loan Program LLC Series 2018-A Class A2B 144A	2.95	2-25-2042	2,015,702	2,056,186
SoFi Professional Loan Program LLC Series 2018-B Class A2FX 144A	3.34	8-25-2047	4,586,613	4,706,809
SoFi Professional Loan Program LLC Series 2020-A Class A2 144A	2.54	5-15-2046	8,057,000	8,346,623
SoFi Professional Loan Program LLC Series 2020-C Class AFX 144A	1.95	2-15-2046	3,579,223	3,644,739
Tesla Auto Lease Trust Series 2021-A Class A3 144A	0.56	3-20-2025	2,130,000	2,137,679
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Toyota Auto Loan Extneded Note Series 2021-1A Class A 144A	1.07%	2-27-2034	$9,822,000	$ 9,852,339
Triton Container Finance LLC Series 2020-1A Class A 144A	2.11	9-20-2045	2,372,483	2,396,490
Total Asset-backed securities (Cost $451,585,022)				456,800,418
Corporate bonds and notes: 24.45%
Communication services: 2.58%
Diversified telecommunication services: 1.78%
AT&T Incorporated	2.25	2-1-2032	4,126,000	3,968,802
AT&T Incorporated	3.10	2-1-2043	900,000	851,989
AT&T Incorporated	3.50	6-1-2041	1,900,000	1,905,972
AT&T Incorporated 144A	3.50	9-15-2053	6,852,000	6,501,331
AT&T Incorporated 144A	3.55	9-15-2055	1,862,000	1,760,635
AT&T Incorporated 144A	3.80	12-1-2057	3,408,000	3,356,025
AT&T Incorporated	3.85	6-1-2060	2,751,000	2,751,751
T-Mobile USA Incorporated	2.05	2-15-2028	5,448,000	5,423,157
T-Mobile USA Incorporated	2.25	2-15-2026	4,117,000	4,151,789
T-Mobile USA Incorporated 144A	2.25	2-15-2026	20,995,000	21,172,408
T-Mobile USA Incorporated	2.88	2-15-2031	3,127,000	3,015,491
T-Mobile USA Incorporated 144A	3.38	4-15-2029	11,875,000	12,084,119
T-Mobile USA Incorporated 144A	3.50	4-15-2031	7,882,000	8,015,600
T-Mobile USA Incorporated	3.75	4-15-2027	518,000	569,443
Verizon Communications Incorporated	2.55	3-21-2031	2,236,000	2,248,504
Verizon Communications Incorporated	2.65	11-20-2040	7,471,000	6,883,509
Verizon Communications Incorporated	2.88	11-20-2050	3,208,000	2,891,568
Verizon Communications Incorporated	3.40	3-22-2041	3,590,000	3,650,792
Verizon Communications Incorporated	3.55	3-22-2051	5,064,000	5,135,374
Verizon Communications Incorporated	3.70	3-22-2061	2,612,000	2,635,889
Verizon Communications Incorporated	4.33	9-21-2028	1,236,000	1,420,604
				100,394,752
Entertainment: 0.14%
Electronic Arts Incorporated	1.85	2-15-2031	134,000	127,624
NETFLIX Incorporated 144A	3.63	6-15-2025	3,172,000	3,398,005
NETFLIX Incorporated	5.88	11-15-2028	3,409,000	4,124,890
				7,650,519
Media: 0.66%
Charter Communications Operating LLC	3.50	6-1-2041	3,694,000	3,524,130
Charter Communications Operating LLC	3.90	6-1-2052	6,903,000	6,617,656
Charter Communications Operating LLC %%	4.40	12-1-2061	2,604,000	2,633,395
Charter Communications Operating LLC	4.46	7-23-2022	1,700,000	1,766,687
Charter Communications Operating LLC	4.80	3-1-2050	3,463,000	3,800,719
Comcast Corporation	1.50	2-15-2031	6,389,000	5,936,352
Comcast Corporation	3.75	4-1-2040	3,594,000	3,944,132
Comcast Corporation	3.95	10-15-2025	1,263,000	1,417,870
Comcast Corporation	4.15	10-15-2028	2,163,000	2,493,389
Comcast Corporation	4.60	10-15-2038	1,616,000	1,945,849
Discovery Communications LLC 144A	4.00	9-15-2055	2,199,000	2,176,851
Discovery Communications LLC	4.65	5-15-2050	552,000	613,052
ViacomCBS Incorporated	4.60	1-15-2045	345,000	387,864
				37,257,946
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  35

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Consumer discretionary: 1.81%
Automobiles: 0.07%
Ford Motor Company	4.75%	1-15-2043	$965,000	$ 973,492
Nissan Motor Company 144A	2.75	3-9-2028	2,790,000	2,795,761
				3,769,253
Diversified consumer services: 0.27%
Sodexo Incorporated 144A	1.63	4-16-2026	4,830,000	4,854,441
Sodexo Incorporated 144A	2.72	4-16-2031	4,585,000	4,582,981
Yale University	0.87	4-15-2025	3,182,000	3,210,189
Yale University	1.48	4-15-2030	2,727,000	2,641,069
				15,288,680
Hotels, restaurants & leisure: 0.45%
GLP Capital LP	4.00	1-15-2030	1,472,000	1,562,219
GLP Capital LP	5.30	1-15-2029	1,800,000	2,077,362
Marriott International Incorporated	2.85	4-15-2031	7,998,000	7,975,115
Marriott International Incorporated	4.63	6-15-2030	700,000	789,485
Marriott International Incorporated	5.75	5-1-2025	3,290,000	3,816,598
Starbucks Corporation	1.30	5-7-2022	2,263,000	2,286,051
Starbucks Corporation	3.35	3-12-2050	2,777,000	2,754,938
Starbucks Corporation	3.50	11-15-2050	3,926,000	3,985,831
				25,247,599
Internet & direct marketing retail: 0.68%
Amazon.com Incorporated	1.00	5-12-2026	14,682,000	14,674,881
Amazon.com Incorporated	1.65	5-12-2028	5,450,000	5,476,260
Amazon.com Incorporated	2.10	5-12-2031	13,815,000	13,855,853
Amazon.com Incorporated	2.70	6-3-2060	827,000	736,304
Amazon.com Incorporated	3.10	5-12-2051	1,845,000	1,841,189
Amazon.com Incorporated	3.25	5-12-2061	1,845,000	1,850,129
				38,434,616
Specialty retail: 0.34%
Home Depot Incorporated	2.38	3-15-2051	2,272,000	1,998,331
Home Depot Incorporated	2.70	4-15-2030	2,209,000	2,327,723
Home Depot Incorporated	3.13	12-15-2049	6,918,000	6,981,208
Home Depot Incorporated	3.30	4-15-2040	736,000	774,363
Home Depot Incorporated	3.35	4-15-2050	1,781,000	1,872,207
Lowe's Companies Incorporated	2.63	4-1-2031	4,472,000	4,545,123
Lowe's Companies Incorporated	3.50	4-1-2051	982,000	1,007,132
				19,506,087
Consumer staples: 1.14%
Beverages: 0.51%
Anheuser-Busch InBev Worldwide Incorporated	3.75	7-15-2042	1,627,000	1,706,268
Anheuser-Busch InBev Worldwide Incorporated	4.38	4-15-2038	5,290,000	6,047,213
Anheuser-Busch InBev Worldwide Incorporated	4.60	4-15-2048	3,881,000	4,495,121
Anheuser-Busch InBev Worldwide Incorporated	4.70	2-1-2036	5,036,000	6,000,009
Anheuser-Busch InBev Worldwide Incorporated	4.90	2-1-2046	4,518,000	5,416,400
Molson Coors Beverage Company	4.20	7-15-2046	4,953,000	5,248,740
				28,913,751
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Food & staples retailing: 0.04%
Walgreens Boots Alliance	4.10%	4-15-2050	$364,000	$ 381,481
Walmart Incorporated	3.05	7-8-2026	1,672,000	1,835,694
Walmart Incorporated	4.05	6-29-2048	45,000	54,426
				2,271,601
Food products: 0.05%
Hormel Foods Corporation %%	1.70	6-3-2028	2,719,000	2,711,345
Personal products: 0.09%
Estee Lauder Incorporated	1.95	3-15-2031	5,353,000	5,254,412
Tobacco: 0.45%
Altria Group Incorporated	2.35	5-6-2025	782,000	818,952
Altria Group Incorporated	2.45	2-4-2032	2,099,000	1,987,284
Altria Group Incorporated	3.40	2-4-2041	5,753,000	5,279,842
Altria Group Incorporated	3.88	9-16-2046	3,690,000	3,513,861
Altria Group Incorporated	4.00	2-4-2061	2,372,000	2,212,295
BAT Capital Corporation	2.26	3-25-2028	954,000	938,676
BAT Capital Corporation	2.73	3-25-2031	5,838,000	5,620,555
BAT Capital Corporation	3.56	8-15-2027	3,554,000	3,775,437
BAT Capital Corporation	4.91	4-2-2030	984,000	1,114,269
				25,261,171
Energy: 1.83%
Energy equipment & services: 0.15%
Duke Energy Carolinas LLC	2.55	4-15-2031	1,800,000	1,848,448
NSTAR Electric Company	3.10	6-1-2051	1,627,000	1,613,638
Tampa Electric Company	2.40	3-15-2031	2,681,000	2,708,076
Tampa Electric Company	3.45	3-15-2051	2,145,000	2,246,520
				8,416,682
Oil, gas & consumable fuels: 1.68%
BP Capital Markets America Incorporated	3.38	2-8-2061	1,509,000	1,460,878
Devon Energy Corporation	4.75	5-15-2042	1,900,000	2,089,037
Devon Energy Corporation	5.00	6-15-2045	945,000	1,071,298
Devon Energy Corporation	5.60	7-15-2041	1,436,000	1,731,054
Devon Energy Corporation	5.85	12-15-2025	8,145,000	9,633,966
Diamondback Energy Incorporated	3.25	12-1-2026	5,508,000	5,928,482
Diamondback Energy Incorporated	3.50	12-1-2029	3,272,000	3,468,006
Diamondback Energy Incorporated	4.40	3-24-2051	3,949,000	4,256,623
Enable Midstream Partners	3.90	5-15-2024	491,000	525,375
Enable Midstream Partners	4.15	9-15-2029	2,090,000	2,250,649
Enable Midstream Partners	4.40	3-15-2027	3,526,000	3,892,003
Enable Midstream Partners	4.95	5-15-2028	5,980,000	6,768,822
Energy Transfer Operating Partners LP	4.05	3-15-2025	8,562,000	9,297,463
Energy Transfer Operating Partners LP	5.15	3-15-2045	905,000	993,074
Energy Transfer Operating Partners LP	5.25	4-15-2029	58,000	67,565
Energy Transfer Operating Partners LP	5.30	4-15-2047	552,000	615,427
Energy Transfer Operating Partners LP	6.00	6-15-2048	727,000	879,751
Energy Transfer Operating Partners LP	6.05	6-1-2041	827,000	999,260
Energy Transfer Operating Partners LP	6.10	2-15-2042	931,000	1,108,301
Energy Transfer Operating Partners LP	6.13	12-15-2045	1,597,000	1,924,106
Energy Transfer Partners LP	7.50	7-1-2038	425,000	579,232
Enterprise Products Operating LLC	3.95	1-31-2060	773,000	793,232
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  37

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Marathon Oil Corporation	5.20%	6-1-2045	$4,136,000	$ 4,759,151
ONEOK Incorporated	3.10	3-15-2030	3,036,000	3,118,666
ONEOK Incorporated	3.40	9-1-2029	1,191,000	1,253,274
ONEOK Incorporated	4.00	7-13-2027	754,000	832,244
ONEOK Incorporated	4.35	3-15-2029	1,282,000	1,431,132
ONEOK Incorporated	4.45	9-1-2049	2,963,000	3,141,684
ONEOK Incorporated	4.95	7-13-2047	354,000	397,061
ONEOK Incorporated	5.85	1-15-2026	454,000	538,263
Pioneer Natural Resource	1.90	8-15-2030	4,772,000	4,491,963
Plains All American Pipeline LP	4.90	2-15-2045	773,000	799,165
Sunoco Logistics Partner LP	5.35	5-15-2045	1,364,000	1,529,268
WPX Energy Incorporated	5.25	9-15-2024	10,806,000	11,986,664
				94,612,139
Financials: 7.00%
Banks: 3.72%
Bank of America Corporation (U.S. SOFR+0.69%) ±	0.98	4-22-2025	9,663,000	9,721,078
Bank of America Corporation (U.S. SOFR+1.01%) ±	1.20	10-24-2026	13,590,000	13,549,250
Bank of America Corporation (U.S. SOFR+1.15%) ±	1.32	6-19-2026	8,036,000	8,094,525
Bank of America Corporation (U.S. SOFR+0.91%) ±	1.66	3-11-2027	17,962,000	18,215,994
Bank of America Corporation (U.S. SOFR+0.96%) ±	1.73	7-22-2027	9,689,000	9,810,673
Bank of America Corporation (U.S. SOFR+1.53%) ±	1.90	7-23-2031	5,480,000	5,236,574
Bank of America Corporation (U.S. SOFR+1.37%) ±	1.92	10-24-2031	2,981,000	2,847,886
Bank of America Corporation (3 Month LIBOR+0.64%) ±	2.02	2-13-2026	909,000	943,405
Bank of America Corporation (3 Month LIBOR+0.87%) ±	2.46	10-22-2025	4,935,000	5,196,812
Bank of America Corporation (3 Month LIBOR+0.99%) ±	2.50	2-13-2031	5,008,000	5,039,234
Bank of America Corporation (U.S. SOFR+2.15%) ±	2.59	4-29-2031	5,753,000	5,856,251
Bank of America Corporation (U.S. SOFR+1.32%) ±	2.69	4-22-2032	17,567,000	17,811,692
Bank of America Corporation (3 Month LIBOR+0.79%) ±	3.00	12-20-2023	9,463,000	9,846,323
Bank of America Corporation (U.S. SOFR+1.58%) ±	3.31	4-22-2042	3,863,000	3,953,880
Bank of America Corporation	3.50	4-19-2026	909,000	1,008,172
Bank of America Corporation (3 Month LIBOR+1.06%) ±	3.56	4-23-2027	4,399,000	4,836,712
Deutsche Bank (U.S. SOFR+1.87%) ±	2.13	11-24-2026	9,402,000	9,561,588
Deutsche Bank (U.S. SOFR+2.76%) ±	3.73	1-14-2032	2,396,000	2,400,063
Deutsche Bank	0.90	5-28-2024	4,526,000	4,529,409
Deutsche Bank (U.S. SOFR+1.72%) ±	3.04	5-28-2032	2,770,000	2,756,338
JPMorgan Chase & Company (U.S. SOFR+0.54%) ±%%	0.82	6-1-2025	8,141,000	8,151,880
JPMorgan Chase & Company (U.S. SOFR+0.70%) ±	1.04	2-4-2027	17,835,000	17,617,328
JPMorgan Chase & Company (U.S. SOFR+0.80%) ±	1.05	11-19-2026	9,945,000	9,856,630
JPMorgan Chase & Company (U.S. SOFR+0.89%) ±	1.58	4-22-2027	5,371,000	5,411,773
JPMorgan Chase & Company (U.S. SOFR+1.02%) ±%%	2.07	6-1-2029	8,862,000	8,874,844
JPMorgan Chase & Company (U.S. SOFR+1.85%) ±	2.08	4-22-2026	7,798,000	8,101,059
JPMorgan Chase & Company (U.S. SOFR+1.89%) ±	2.18	6-1-2028	5,462,000	5,600,807
JPMorgan Chase & Company (U.S. SOFR+1.58%) ±	3.33	4-22-2052	2,681,000	2,713,787
JPMorgan Chase & Company (3 Month LIBOR+1.36%) ±	3.88	7-24-2038	2,015,000	2,264,985
				209,808,952
Capital markets: 1.71%
Athene Global Funding 144A	2.50	3-24-2028	7,171,000	7,302,142
FS KKR Capital Corporation	3.40	1-15-2026	10,775,000	11,127,296
GE Capital Funding LLC	3.45	5-15-2025	2,250,000	2,454,042
GE Capital Funding LLC	4.40	5-15-2030	3,188,000	3,665,347
Golub Capital LLC	2.50	8-24-2026	1,781,000	1,784,698
Golub Capital LLC	3.38	4-15-2024	7,889,000	8,223,050
The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Capital markets (continued)
Morgan Stanley (U.S. SOFR+0.53%) ±%%	0.79%	5-30-2025	$18,124,000	$ 18,110,176
Morgan Stanley (U.S. SOFR+0.75%) ±	0.86	10-21-2025	6,427,000	6,446,393
Morgan Stanley (U.S. SOFR+0.72%) ±	0.99	12-10-2026	9,072,000	8,962,410
Morgan Stanley (U.S. SOFR+1.99%) ±	2.19	4-28-2026	909,000	950,607
Oaktree Specialty lend	2.70	1-15-2027	3,674,000	3,692,611
Owl Rock Capital Corporation	3.40	7-15-2026	10,381,000	10,849,825
PPL Capital Funding Incorporated	3.10	5-15-2026	5,008,000	5,394,900
PPL Capital Funding Incorporated	3.40	6-1-2023	509,000	533,907
PPL Capital Funding Incorporated	4.13	4-15-2030	4,626,000	5,224,355
PPL Capital Funding Incorporated	5.00	3-15-2044	1,454,000	1,803,063
				96,524,822
Consumer finance: 1.13%
Bunge Limited Finance Corporation	1.63	8-17-2025	3,101,000	3,137,777
Bunge Limited Finance Corporation	2.75	5-14-2031	11,063,000	11,049,614
Bunge Limited Finance Corporation	3.25	8-15-2026	4,808,000	5,202,233
Bunge Limited Finance Corporation	3.75	9-25-2027	9,007,000	9,935,695
Ford Motor Credit Company LLC	4.00	11-13-2030	2,630,000	2,689,175
General Motors Financial Company Incorporated	5.40	4-1-2048	1,528,000	1,867,197
Hyundai Capital America Company 144A	0.80	1-8-2024	5,635,000	5,623,625
Hyundai Capital America Company 144A	1.25	9-18-2023	2,772,000	2,799,278
Hyundai Capital America Company 144A	1.30	1-8-2026	5,535,000	5,482,905
Hyundai Capital America Company 144A	1.80	10-15-2025	4,653,000	4,710,243
Hyundai Capital America Company 144A	2.38	10-15-2027	1,854,000	1,887,663
John Deere Capital Corporation	0.55	7-5-2022	5,454,000	5,476,634
John Deere Capital Corporation	1.20	4-6-2023	4,200,000	4,276,642
				64,138,681
Diversified financial services: 0.09%
Andrew W. Mellon Foundation	0.95	8-1-2027	2,173,000	2,124,831
Assured Guaranty US Holdings Incorporated	3.15	6-15-2031	2,749,000	2,785,193
				4,910,024
Insurance: 0.35%
American International Group Incorporated	3.40	6-30-2030	4,008,000	4,328,477
American International Group Incorporated	4.38	6-30-2050	2,372,000	2,742,968
Brighthouse Financial Incorporated	4.70	6-22-2047	3,263,000	3,520,608
Nationwide Mutual Insurance Company 144A	4.35	4-30-2050	2,185,000	2,352,957
SBL Holdings Incorporated 144A	5.00	2-18-2031	6,171,000	6,654,071
				19,599,081
Health care: 1.97%
Biotechnology: 0.70%
AbbVie Incorporated	2.30	11-21-2022	5,553,000	5,713,650
AbbVie Incorporated	3.20	11-21-2029	3,299,000	3,538,509
AbbVie Incorporated	3.75	11-14-2023	491,000	529,004
AbbVie Incorporated	4.05	11-21-2039	2,063,000	2,308,063
AbbVie Incorporated	4.25	11-21-2049	5,408,000	6,228,308
AbbVie Incorporated	4.30	5-14-2036	1,291,000	1,491,629
AbbVie Incorporated	4.40	11-6-2042	445,000	516,008
AbbVie Incorporated	4.45	5-14-2046	1,309,000	1,529,296
Gilead Sciences Incorporated	1.20	10-1-2027	891,000	873,324
Gilead Sciences Incorporated	2.60	10-1-2040	3,081,000	2,879,626
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  39

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Biotechnology (continued)
Gilead Sciences Incorporated	2.80%	10-1-2050	$3,953,000	$ 3,575,726
Gilead Sciences Incorporated	4.00	9-1-2036	1,591,000	1,801,675
Regeneron Pharmaceutical Incorporated	1.75	9-15-2030	6,658,000	6,236,874
Regeneron Pharmaceutical Incorporated	2.80	9-15-2050	2,199,000	1,919,556
				39,141,248
Health care equipment & supplies: 0.08%
Danaher Corporation	2.60	10-1-2050	2,608,000	2,379,144
Danaher Corporation	3.35	9-15-2025	1,781,000	1,959,561
				4,338,705
Health care providers & services: 0.60%
Aetna Incorporated	3.88	8-15-2047	1,409,000	1,503,290
CVS Health Corporation	2.70	8-21-2040	2,808,000	2,619,555
CVS Health Corporation	3.00	8-15-2026	1,918,000	2,081,689
CVS Health Corporation	3.70	3-9-2023	645,000	681,877
CVS Health Corporation	4.30	3-25-2028	5,336,000	6,114,400
CVS Health Corporation	4.78	3-25-2038	2,799,000	3,332,831
CVS Health Corporation	5.05	3-25-2048	2,836,000	3,500,404
UnitedHealth Group Incorporated	2.30	5-15-2031	5,575,000	5,600,482
UnitedHealth Group Incorporated	2.75	5-15-2040	1,363,000	1,334,572
UnitedHealth Group Incorporated	2.90	5-15-2050	1,345,000	1,303,756
UnitedHealth Group Incorporated	3.05	5-15-2041	928,000	941,945
UnitedHealth Group Incorporated	3.25	5-15-2051	3,155,000	3,221,701
UnitedHealth Group Incorporated	3.75	10-15-2047	627,000	687,649
UnitedHealth Group Incorporated	3.88	8-15-2059	984,000	1,112,970
				34,037,121
Life sciences tools & services: 0.13%
Thermo Fisher Scientific Incorporated	4.50	3-25-2030	6,089,000	7,167,652
Pharmaceuticals: 0.46%
Astrazeneca Finance LLC	1.20	5-28-2026	5,437,000	5,442,821
Astrazeneca Finance LLC	1.75	5-28-2028	2,719,000	2,716,391
Bristol-Myers Squibb Company	2.55	11-13-2050	5,517,000	5,016,676
Pfizer Incorporated	2.55	5-28-2040	6,189,000	5,998,651
Pfizer Incorporated	2.70	5-28-2050	1,263,000	1,193,050
Pfizer Incorporated	2.80	3-11-2022	1,709,000	1,743,428
Royalty Pharma plc 144A	3.55	9-2-2050	4,172,000	4,000,376
				26,111,393
Industrials: 1.63%
Aerospace & defense: 0.60%
Northrop Grumman Corporation	2.93	1-15-2025	258,000	275,990
Northrop Grumman Corporation	3.25	8-1-2023	5,199,000	5,517,651
Northrop Grumman Corporation	3.25	1-15-2028	3,208,000	3,472,526
Northrop Grumman Corporation	4.03	10-15-2047	1,845,000	2,099,642
Northrop Grumman Corporation	5.15	5-1-2040	1,881,000	2,408,307
The Boeing Company	2.20	2-4-2026	6,744,000	6,772,835
The Boeing Company	3.25	2-1-2028	3,817,000	4,016,945
The Boeing Company	3.25	2-1-2035	2,181,000	2,156,189
The Boeing Company	3.63	2-1-2031	3,835,000	4,065,991
The Boeing Company	3.75	2-1-2050	1,134,000	1,110,802
The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Aerospace & defense (continued)
The Boeing Company	5.71%	5-1-2040	$1,093,000	$ 1,360,647
The Boeing Company	5.81	5-1-2050	288,000	370,409
				33,627,934
Airlines: 0.53%
Delta Air Lines Incorporated 144A	4.50	10-20-2025	7,226,000	7,802,278
Delta Air Lines Incorporated 144A	4.75	10-20-2028	10,490,000	11,450,566
Southwest Airlines Company	4.75	5-4-2023	3,817,000	4,115,600
Southwest Airlines Company	5.13	6-15-2027	5,708,000	6,677,970
				30,046,414
Industrial conglomerates: 0.13%
General Electric Company	3.45	5-1-2027	3,526,000	3,883,050
General Electric Company	4.25	5-1-2040	291,000	328,913
General Electric Company	4.35	5-1-2050	2,318,000	2,641,383
General Electric Company	5.88	1-14-2038	300,000	397,070
				7,250,416
Road & rail: 0.32%
Burlington Northern Santa Fe LLC	3.05	2-15-2051	1,781,000	1,780,636
Burlington Northern Santa Fe LLC	3.30	9-15-2051	3,399,000	3,529,916
Burlington Northern Santa Fe LLC	3.55	2-15-2050	900,000	971,314
Union Pacific Corporation	2.15	2-5-2027	2,818,000	2,915,131
Union Pacific Corporation	2.40	2-5-2030	3,491,000	3,557,603
Union Pacific Corporation	2.95	3-1-2022	3,163,000	3,229,755
Union Pacific Corporation	3.15	3-1-2024	1,509,000	1,619,622
Union Pacific Corporation	3.75	2-5-2070	564,000	585,092
				18,189,069
Transportation infrastructure: 0.05%
Crowley Conro LLC	4.18	8-15-2043	2,609,054	3,043,211
Information technology: 1.92%
Electronic equipment, instruments & components: 0.04%
Flex Limited	4.88	5-12-2030	2,172,000	2,496,154
IT services: 0.19%
Paypal Holdings Incorporated	1.65	6-1-2025	6,889,000	7,120,617
VERISIGN Incorporated %%	2.70	6-15-2031	3,619,000	3,623,705
				10,744,322
Semiconductors & semiconductor equipment: 0.54%
Broadcom Incorporated 144A	2.45	2-15-2031	3,108,000	2,984,781
Broadcom Incorporated	3.15	11-15-2025	2,327,000	2,500,548
Broadcom Incorporated 144A	3.42	4-15-2033	12,135,000	12,375,406
Broadcom Incorporated 144A	3.47	4-15-2034	4,590,000	4,648,361
Broadcom Incorporated	3.88	1-15-2027	1,345,000	1,477,648
Broadcom Incorporated	4.15	11-15-2030	3,163,000	3,462,908
Intel Corporation	3.10	2-15-2060	777,000	740,810
KLA Corporation	3.30	3-1-2050	2,418,000	2,393,041
				30,583,503
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  41

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Software: 0.66%
Microsoft Corporation	2.68%	6-1-2060	$436,000	$ 405,500
Microsoft Corporation	2.92	3-17-2052	1,800,000	1,801,596
Oracle Corporation	1.65	3-25-2026	5,471,000	5,542,917
Oracle Corporation	2.30	3-25-2028	1,942,000	1,983,277
Oracle Corporation	2.63	2-15-2023	2,354,000	2,444,128
Oracle Corporation	2.80	4-1-2027	5,435,000	5,775,881
Oracle Corporation	2.88	3-25-2031	5,786,000	5,927,327
Oracle Corporation	2.95	11-15-2024	1,263,000	1,350,282
Oracle Corporation	3.65	3-25-2041	3,654,000	3,724,970
Oracle Corporation	3.95	3-25-2051	2,554,000	2,652,341
Oracle Corporation	4.10	3-25-2061	727,000	761,340
VMware Incorporated	3.90	8-21-2027	709,000	787,510
VMware Incorporated	4.70	5-15-2030	3,572,000	4,147,973
				37,305,042
Technology hardware, storage & peripherals: 0.49%
Apple Incorporated	2.38	2-8-2041	1,781,000	1,658,084
Apple Incorporated	2.55	8-20-2060	4,172,000	3,649,985
Apple Incorporated	2.65	5-11-2050	4,390,000	4,052,232
Apple Incorporated	2.65	2-8-2051	4,453,000	4,159,434
Apple Incorporated	2.80	2-8-2061	1,781,000	1,633,112
Dell International LLC 144A	4.90	10-1-2026	909,000	1,043,572
Dell International LLC 144A	6.10	7-15-2027	1,809,000	2,219,839
Dell International LLC 144A	8.35	7-15-2046	1,909,000	2,996,210
HP Incorporated	2.20	6-17-2025	5,726,000	5,987,206
				27,399,674
Materials: 0.59%
Chemicals: 0.40%
Dow Chemical Corporation	3.60	11-15-2050	1,072,000	1,089,796
Dow Chemical Corporation	4.38	11-15-2042	918,000	1,060,967
LYB International Finance III Company	3.38	10-1-2040	5,326,000	5,344,350
LYB International Finance III Company	3.63	4-1-2051	4,308,000	4,313,670
LYB International Finance III Company	3.80	10-1-2060	882,000	877,123
NewMarket Corporation	2.70	3-18-2031	4,485,000	4,461,441
Westlake Chemical Corporation	3.60	8-15-2026	1,945,000	2,137,800
Westlake Chemical Corporation	4.38	11-15-2047	2,745,000	3,073,007
Westlake Chemical Corporation	5.00	8-15-2046	45,000	54,426
				22,412,580
Metals & mining: 0.19%
Newmont Mining Corporation	2.25	10-1-2030	11,217,000	11,065,271
Real estate: 1.60%
Equity REITs: 1.43%
Agree LP	2.00	6-15-2028	2,655,000	2,628,032
Agree LP	2.90	10-1-2030	1,327,000	1,367,451
American Tower Corporation	1.60	4-15-2026	3,590,000	3,628,493
American Tower Corporation	2.70	4-15-2031	2,690,000	2,719,396
Brixmor Operating Partnership	2.25	4-1-2028	1,245,000	1,236,432
Crown Castle International Corporation	1.05	7-15-2026	5,335,000	5,225,880
Crown Castle International Corporation	2.10	4-1-2031	9,863,000	9,409,866
Crown Castle International Corporation	2.90	4-1-2041	2,490,000	2,301,692
The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Equity REITs (continued)
Crown Castle International Corporation	4.00%	3-1-2027	$891,000	$ 996,223
Federal Realty Investment Trust	3.95	1-15-2024	2,463,000	2,661,706
Mid-America Apartments LP	3.60	6-1-2027	273,000	302,374
Mid-America Apartments LP	3.75	6-15-2024	4,181,000	4,524,299
Mid-America Apartments LP	3.95	3-15-2029	1,790,000	2,002,741
Mid-America Apartments LP	4.00	11-15-2025	2,181,000	2,423,295
Mid-America Apartments LP	4.30	10-15-2023	1,827,000	1,968,609
Regency Centers LP	2.95	9-15-2029	3,872,000	3,998,767
Spirit Realty LP	2.10	3-15-2028	3,545,000	3,500,387
Spirit Realty LP	2.70	2-15-2032	1,941,000	1,884,757
Spirit Realty LP	3.20	2-15-2031	4,217,000	4,293,107
Spirit Realty LP	3.40	1-15-2030	2,145,000	2,252,692
Spirit Realty LP	4.00	7-15-2029	1,027,000	1,124,329
Spirit Realty LP	4.45	9-15-2026	227,000	253,414
Store Capital Corporation	2.75	11-18-2030	3,154,000	3,124,927
Store Capital Corporation	4.50	3-15-2028	6,726,000	7,509,243
Store Capital Corporation	4.63	3-15-2029	2,272,000	2,563,621
VEREIT Operating Partnership LP	2.20	6-15-2028	1,909,000	1,917,819
VEREIT Operating Partnership LP	2.85	12-15-2032	2,581,000	2,629,206
VEREIT Operating Partnership LP	3.40	1-15-2028	1,890,000	2,041,511
				80,490,269
Real estate management & development: 0.17%
Essex Portfolio LP	1.70	3-1-2028	4,663,000	4,529,995
Essex Portfolio LP %%	2.55	6-15-2031	1,830,000	1,822,036
Highwoods Realty LP	2.63	10-1-2023	81,000	83,732
Vornado Realty LP	2.15	6-1-2026	2,203,000	2,222,027
Vornado Realty LP	3.40	6-1-2031	1,100,000	1,108,556
				9,766,346
Utilities: 2.38%
Electric utilities: 1.51%
Duke Energy Corporation	1.80	9-1-2021	3,754,000	3,762,820
Duke Energy Progress LLC	2.50	8-15-2050	2,672,000	2,343,259
Entergy Arkansas LLC	2.65	6-15-2051	2,382,000	2,155,041
Entergy Corporation	1.90	6-15-2028	3,563,000	3,523,407
Entergy Corporation	2.40	6-15-2031	1,436,000	1,412,318
Evergy Incorporated	2.45	9-15-2024	3,326,000	3,486,364
Evergy Incorporated	2.90	9-15-2029	2,363,000	2,440,416
Evergy Kansas Central Incorporated	3.45	4-15-2050	2,981,000	3,141,950
Eversource Energy	2.55	3-15-2031	2,672,000	2,706,600
Interstate Power & Light Company	3.50	9-30-2049	1,363,000	1,414,259
ITC Holdings Corporation	2.70	11-15-2022	3,599,000	3,707,235
Metropolitan Edison Company 144A	4.30	1-15-2029	3,981,000	4,404,902
Mid-Atlantic Interstate Transmission LLC 144A	4.10	5-15-2028	514,000	570,638
Mississippi Power Company	3.95	3-30-2028	4,390,000	4,895,132
Mississippi Power Company	4.25	3-15-2042	2,636,000	3,003,065
Northern States Power Company	2.25	4-1-2031	1,772,000	1,796,772
Northern States Power Company	3.20	4-1-2052	1,790,000	1,836,686
Pacific Gas & Electric Company	2.10	8-1-2027	6,068,000	5,851,555
Pacific Gas & Electric Company	2.50	2-1-2031	4,908,000	4,536,092
Pacific Gas & Electric Company	3.30	8-1-2040	136,000	119,436
Pacific Gas & Electric Company	3.50	8-1-2050	635,000	549,035
Pacific Gas & Electric Company	3.95	12-1-2047	3,413,000	3,046,295
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  43

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Electric utilities (continued)
Pacific Gas & Electric Company	4.20%	6-1-2041	$1,536,000	$ 1,477,198
Pacific Gas & Electric Company	4.50	7-1-2040	909,000	891,632
Pacific Gas & Electric Company	4.55	7-1-2030	1,282,000	1,348,577
Pacific Gas & Electric Company	4.75	2-15-2044	891,000	878,911
Pacific Gas & Electric Company	4.95	7-1-2050	1,782,000	1,801,541
Pennsylvania Electric Company 144A	3.25	3-15-2028	1,509,000	1,567,483
Public Service Company of Colorado	1.88	6-15-2031	4,081,000	3,977,466
Public Service Electric and Gas Company	2.05	8-1-2050	736,000	604,698
Public Service Electric and Gas Company	2.70	5-1-2050	3,954,000	3,723,689
Southern California Edison Company	1.75	3-15-2028	2,663,000	2,618,835
Southern California Edison Company	4.13	3-1-2048	1,991,000	2,058,615
Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	1,254,000	1,356,067
Virginia Electric & Power Company	2.45	12-15-2050	2,600,000	2,283,313
				85,291,302
Gas utilities: 0.08%
Piemont Natural Gas Company	2.50	3-15-2031	2,672,000	2,678,439
Southern Company Gas Capital Corporation	1.75	1-15-2031	2,181,000	2,036,154
				4,714,593
Independent power & renewable electricity producers: 0.07%
AES Corporation 144A	1.38	1-15-2026	3,835,000	3,791,617
Multi-utilities: 0.72%
Ameren Corporation	1.75	3-15-2028	1,772,000	1,751,086
Black Hills Corporation	3.05	10-15-2029	2,181,000	2,289,756
Black Hills Corporation	3.88	10-15-2049	1,600,000	1,651,685
Consumers Energy Company	2.50	5-1-2060	1,509,000	1,289,969
Dominion Energy Incorporated	1.45	4-15-2026	5,580,000	5,613,993
Dominion Energy Incorporated	2.00	8-15-2021	2,508,000	2,513,139
Dominion Energy Incorporated	3.30	4-15-2041	1,436,000	1,446,021
DTE Energy Company	1.05	6-1-2025	3,626,000	3,620,714
DTE Energy Company	2.95	3-1-2030	2,381,000	2,474,822
DTE Energy Company	2.95	3-1-2050	3,935,000	3,809,557
DTE Energy Company	3.80	3-15-2027	3,590,000	3,999,707
NextEra Energy Capital Company	2.25	6-1-2030	2,908,000	2,896,318
WEC Energy Group Incorporated	0.80	3-15-2024	4,500,000	4,515,429
WEC Energy Group Incorporated	1.38	10-15-2027	2,582,000	2,521,411
				40,393,607
Total Corporate bonds and notes (Cost $1,365,404,234)				1,379,379,556
Municipal obligations: 0.39%
Nevada: 0.09%
Airport revenue: 0.09%
Clark County NV Airport Authority Build America Bonds Series C	6.82	7-1-2045	3,365,000	5,110,443
New York: 0.12%
Airport revenue: 0.12%
Port Authority of New York & New Jersey Consolidated Bonds Series 174	4.46	10-1-2062	5,505,000	6,958,134
The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Ohio: 0.05%
Education revenue: 0.05%
Ohio State University General Receipts Taxable Bonds Series A	4.80%	6-1-2111	$1,957,000	$ 2,632,602
Texas: 0.13%
Education revenue: 0.03%
University of Texas Financing System Bond Series B	2.44	8-15-2049	1,695,000	1,583,761
Transportation revenue: 0.10%
North Texas Tollway Authority	6.72	1-1-2049	3,609,000	5,788,456
Total Municipal obligations (Cost $17,173,809)				22,073,396
Non-agency mortgage-backed securities: 3.97%
Angel Oak Mortgage Trust Series 2019-2 Class A1 144A±±	3.63	3-25-2049	1,161,490	1,176,866
Angel Oak Mortgage Trust Series 2020-2 Class A1 144A±±	2.53	1-26-2065	3,451,870	3,514,567
Angel Oak Mortgage Trust Series 2020-5 Class A1 144A±±	1.37	5-25-2065	1,678,346	1,686,850
Benchmark Mortgage Trust Series 2021-B25 Class A5	2.58	4-15-2054	2,527,000	2,618,393
Benchmark Mortgage Trust Series 2021-B26 Class A5	2.61	6-15-2054	5,429,000	5,630,827
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144A	2.88	7-25-2049	3,421,055	3,492,365
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1 144A	2.72	11-25-2059	3,803,880	3,884,879
CD Commercial Mortgage Trust Series 2019-CD8 Class A4	2.91	8-15-2057	2,221,000	2,356,652
CFCRE Commercial Mortgage Trust Series 2017-C8 Class ASB	3.37	6-15-2050	2,014,000	2,156,958
Colt Funding LLC Series 2019-4 Class A1 144A±±	2.58	11-25-2049	2,422,709	2,434,182
Colt Funding LLC Series 2020-2 Class A1 144A±±	1.85	3-25-2065	2,604,209	2,623,994
Commercial Mortgage Pass-Through Certificate Series 2015-LC21 Class A4	3.71	7-10-2048	1,777,000	1,951,835
Commercial Mortgage Trust Series 2013-CR10 Class A4 ±±	4.21	8-10-2046	89,000	95,447
Commercial Mortgage Trust Series 2013-CR11 Class A4	4.26	8-10-2050	10,048,000	10,830,679
Commercial Mortgage Trust Series 2013-CR6 Class A4	3.10	3-10-2046	8,286,000	8,535,362
Commercial Mortgage Trust Series 2014-UBS4 Class A4	3.42	8-10-2047	4,323,000	4,582,116
Commercial Mortgage Trust Series 2015-LC23 Class A3	3.52	10-10-2048	2,043,000	2,190,074
CSAIL Commercial Mortgage Trust Series 2015-C2 Class A4	3.50	6-15-2057	2,484,176	2,696,538
CSAIL Commercial Mortgage Trust Series 2015-C4 Class A4	3.81	11-15-2048	2,010,200	2,225,198
CSAIL Commercial Mortgage Trust Series 2019-C16 Class A3	3.33	6-15-2052	4,640,000	5,054,792
CSAIL Commercial Mortgage Trust Series 2019-C17 Class A4	2.76	9-15-2052	2,583,000	2,699,362
CSAIL Commercial Mortgage Trust Series 2021-C20 Class A3	2.80	3-15-2054	5,361,000	5,615,528
GCAT Series 2019-NQM1 Class A1 144A	2.99	2-25-2059	1,187,854	1,193,651
Goldman Sachs Mortgage Securities Trust Series 2014-GC18 Class A4	4.07	1-10-2047	5,804,323	6,240,849
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  45

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Goldman Sachs Mortgage Securities Trust Series 2020-GSA2 Class A4	1.72%	12-12-2053	$4,801,000	$ 4,667,962
Impact Funding LLC Series 2010-1 Class A1 144A	5.31	1-25-2051	5,968,349	6,366,241
JPMDB Commercial Mortgage Securities Series 2014-C23 Class A4	3.67	9-15-2047	1,746,083	1,870,156
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A3	2.91	10-15-2048	9,951,788	10,351,626
Mello Warehouse Securitization Trust Series 2020-2 Class A (1 Month LIBOR+0.80%)144A±	0.91	11-25-2053	5,688,000	5,706,132
Mello Warehouse Securitization Trust Series 2021-1 Class A (1 Month LIBOR+0.70%)144A±	0.81	2-25-2055	1,606,000	1,607,913
Mello Warehouse Securitization Trust Series 2021-2 Class A (1 Month LIBOR+0.75%)144A±	0.86	4-25-2055	4,340,000	4,341,262
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class A4	3.18	8-15-2045	1,321,000	1,346,088
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20 Class A4	3.25	2-15-2048	800,041	861,592
Morgan Stanley Capital International Trust Series 2020-HR8 Class A3	1.79	7-15-2053	3,438,000	3,359,417
Morgan Stanley Capital International Trust Series 2021-L5 Class A4	2.73	5-15-2054	3,618,000	3,784,588
New Residential Mortgage Loan Trust Series 2019-NQM4 Class A1 144A±±	2.49	9-25-2059	2,474,664	2,516,763
NewRez WareHouse Securitization Series 2021-1 Class A (1 Month LIBOR+0.75%)144A±	0.86	5-25-2055	11,283,000	11,296,515
SG Capital Partners Series 2019-3 Class A1 144A±±	2.70	9-25-2059	1,826,747	1,842,587
Starwood Mortgage Residential Trust Series 2019-INV1 Class A1 144A±±	2.61	9-27-2049	2,559,329	2,595,349
Starwood Mortgage Residential Trust Series 2020-1 Class A1 144A±±	2.28	2-25-2050	4,726,659	4,788,165
Starwood Mortgage Residential Trust Series 2020-INV1 Class A1 144A±±	1.03	11-25-2055	3,400,727	3,399,508
Starwood Mortgage Residential Trust Series 2020-INV3 Class A1 144A±±	1.49	4-25-2065	4,477,895	4,526,461
Starwood Mortgage Residential Trust Series 2021-1 Class A1 144A±±	1.22	5-25-2065	3,606,781	3,620,610
Verizon Master Trust Series 2021=1 Class A	0.86	5-20-2027	8,833,000	8,819,261
Verus Securitization Trust Series 2019-2 Class A1 144A±±	2.91	7-25-2059	2,913,379	2,964,021
Verus Securitization Trust Series 2019-3 Class A1 144A±±	2.69	11-25-2059	1,947,089	1,982,038
Verus Securitization Trust Series 2019-3 Class A1 144A	2.78	7-25-2059	4,811,624	4,888,614
Verus Securitization Trust Series 2019-4 Class A1 144A	2.64	11-25-2059	6,737,436	6,845,416
Verus Securitization Trust Series 2020-1 Class A1 144A	2.42	1-25-2060	1,565,020	1,588,059
Verus Securitization Trust Series 2020-2 Class A1 144A±±	2.23	5-25-2060	5,584,317	5,637,622
Verus Securitization Trust Series 2020-5 Class A1 144A	1.22	5-25-2065	1,389,612	1,395,135
Verus Securitization Trust Series 2021-1 Class A1 144A±±	0.82	1-25-2066	4,445,016	4,436,218
Verus Securitization Trust Series 2021-2 Class A1 144A±±	1.03	2-25-2066	7,256,594	7,262,468
Verus Securitization Trust Series 2021-R1 Class A1 144A±±	0.82	10-25-2063	5,507,832	5,485,995
The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Verus Securitization Trust Series 2021-R3 Class A1 144A♦±±	1.02%	4-25-2064	$4,862,000	$ 4,861,985
Visio Trust Series 2020-1R Class A1 144A	1.31	11-25-2055	3,742,497	3,758,188
Total Non-agency mortgage-backed securities (Cost $222,807,698)				224,261,919
U.S. Treasury securities: 33.16%
U.S. Treasury Bond	1.13	5-15-2040	87,097,000	72,606,917
U.S. Treasury Bond	1.13	8-15-2040	97,084,000	80,610,059
U.S. Treasury Bond	1.38	11-15-2040	98,406,000	85,351,829
U.S. Treasury Bond	1.38	8-15-2050	30,117,000	24,111,247
U.S. Treasury Bond	1.63	11-15-2050	31,350,000	26,784,656
U.S. Treasury Bond	1.88	2-15-2041	66,944,000	63,398,060
U.S. Treasury Bond	1.88	2-15-2051	28,818,000	26,201,866
U.S. Treasury Bond	2.50	2-15-2045	30,554,000	31,832,255
U.S. Treasury Note	0.13	5-31-2022	33,602,000	33,617,751
U.S. Treasury Note	0.13	9-30-2022	29,297,000	29,305,011
U.S. Treasury Note ##	0.13	10-31-2022	65,327,000	65,344,863
U.S. Treasury Note ##	0.13	12-31-2022	74,138,000	74,149,584
U.S. Treasury Note ##	0.13	1-31-2023	71,738,000	71,738,000
U.S. Treasury Note	0.13	2-28-2023	16,692,000	16,691,348
U.S. Treasury Note	0.13	3-31-2023	51,066,000	51,058,021
U.S. Treasury Note	0.13	4-30-2023	12,824,000	12,819,993
U.S. Treasury Note %%	0.13	5-31-2023	15,160,000	15,153,486
U.S. Treasury Note ##	0.13	8-15-2023	65,727,000	65,655,111
U.S. Treasury Note	0.13	9-15-2023	12,604,000	12,586,276
U.S. Treasury Note	0.13	10-15-2023	16,285,000	16,259,555
U.S. Treasury Note ##	0.13	1-15-2024	75,934,000	75,711,537
U.S. Treasury Note ##	0.25	5-15-2024	149,725,000	149,491,054
U.S. Treasury Note	0.25	9-30-2025	33,600,000	33,023,812
U.S. Treasury Note	0.25	10-31-2025	61,838,000	60,688,200
U.S. Treasury Note	0.38	4-15-2024	41,236,000	41,339,090
U.S. Treasury Note ##	0.38	11-30-2025	69,398,000	68,405,825
U.S. Treasury Note	0.38	12-31-2025	52,737,000	51,927,405
U.S. Treasury Note ##	0.50	2-28-2026	73,816,000	72,939,435
U.S. Treasury Note	0.50	8-31-2027	51,297,000	49,381,378
U.S. Treasury Note	0.75	4-30-2026	57,748,000	57,639,723
U.S. Treasury Note %%	0.75	5-31-2026	39,679,000	39,570,503
U.S. Treasury Note	0.75	1-31-2028	23,660,000	22,964,988
U.S. Treasury Note	1.50	11-30-2024	36,672,000	38,018,550
U.S. Treasury Note	1.63	5-15-2031	48,855,000	48,946,603
U.S. Treasury Note	1.75	11-30-2021	5,241,000	5,285,221
U.S. Treasury Note	1.75	2-28-2022	3,579,000	3,624,157
U.S. Treasury Note ##	1.88	2-28-2022	62,004,000	62,846,867
U.S. Treasury Note	2.00	2-15-2022	45,444,000	46,072,405
U.S. Treasury Note	2.13	8-15-2021	12,435,000	12,489,148
U.S. Treasury Note %%	2.25	5-15-2041	3,581,000	3,608,417
U.S. Treasury Note	2.38	5-15-2051	24,643,000	25,120,458
U.S. Treasury Note	2.88	10-31-2023	25,086,000	26,700,911
Total U.S. Treasury securities (Cost $1,905,705,446)				1,871,071,575
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  47

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 3.86%
Communication services: 0.10%
Interactive media & services: 0.07%
Tencent Holdings Limited 144A	3.84%	4-22-2051	$3,709,000	$ 3,748,315
Wireless telecommunication services: 0.03%
Telefonica Emisiones SA	5.52	3-1-2049	1,423,000	1,764,481
Energy: 0.52%
Oil, gas & consumable fuels: 0.52%
Aker BP ASA 144A	4.00	1-15-2031	2,549,000	2,744,956
Equinor ASA	3.25	11-18-2049	1,309,000	1,324,890
Galaxy Pipeline Assets Company 144A	1.75	9-30-2027	5,444,000	5,491,714
Galaxy Pipeline Assets Company 144A	2.16	3-31-2034	4,107,000	4,053,427
Galaxy Pipeline Assets Company 144A	2.63	3-31-2036	2,555,000	2,503,993
Galaxy Pipeline Assets Company 144A	2.94	9-30-2040	2,725,000	2,697,934
Oleoducto Central SA 144A	4.00	7-14-2027	2,151,000	2,231,017
Petroleos del Peru 144A	5.63	6-19-2047	2,568,000	2,653,232
Petroleos Mexicanos Company	2.38	4-15-2025	1,451,600	1,509,150
Petroleos Mexicanos Company	2.46	12-15-2025	4,032,500	4,211,977
				29,422,290
Financials: 2.32%
Banks: 1.07%
Banco Santander SA	2.96	3-25-2031	1,800,000	1,833,907
Barclays plc (1 Year Treasury Constant Maturity+0.80%) ±	1.01	12-10-2024	7,278,000	7,317,854
Barclays plc (5 Year Treasury Constant Maturity+2.90%) ±	3.56	9-23-2035	9,826,000	10,049,935
Barclays plc (1 Year Treasury Constant Maturity+1.70%) ±	3.81	3-10-2042	3,440,000	3,447,205
BNP Paribas (U.S. SOFR+1.00%) 144A±	1.32	1-13-2027	6,627,000	6,558,826
BNP Paribas (U.S. SOFR+1.39%) 144A±	2.87	4-19-2032	5,578,000	5,649,404
DNB Bank ASA (1 Year Treasury Constant Maturity+0.72%) 144A±	1.54	5-25-2027	4,671,000	4,689,071
Societe Generale 144A	3.63	3-1-2041	3,105,000	3,023,090
Societe Generale (5 Year Treasury Constant Maturity+3.00%) 144A±	3.65	7-8-2035	3,522,000	3,615,949
Swedish Export Credit Corporation	0.75	4-6-2023	7,752,000	7,821,232
Westpac Banking Corporation (5 Year Treasury Constant Maturity+1.75%) ±	2.67	11-15-2035	6,317,000	6,130,143
				60,136,616
Capital markets: 0.15%
Antares Holdings LP 144A	3.95	7-15-2026	3,691,000	3,824,297
Credit Suisse Group AG (U.S. SOFR+1.73%) 144A±	3.09	5-14-2032	4,708,000	4,777,742
				8,602,039
Consumer finance: 0.16%
NTT Finance Corporation 144A	1.16	4-3-2026	8,989,000	8,960,752
Diversified financial services: 0.83%
DAE Funding LLC 144A	2.63	3-20-2025	2,964,000	2,994,351
DAE Funding LLC 144A	3.38	3-20-2028	4,264,000	4,281,482
The accompanying notes are an integral part of these financial statements.

48  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Diversified financial services (continued)
DH Europe Finance II	2.05%	11-15-2022	$2,836,000	$ 2,905,368
DH Europe Finance II	2.20	11-15-2024	4,881,000	5,122,454
DH Europe Finance II	2.60	11-15-2029	3,617,000	3,742,946
GE Capital International Funding Company	4.42	11-15-2035	7,730,000	8,986,462
Siemens Financieringsmaatschappij NV Company 144A	0.65	3-11-2024	1,121,000	1,124,985
Trust Fibrauno 144A	5.25	1-30-2026	2,805,000	3,141,600
Trust Fibrauno 144A	6.39	1-15-2050	3,094,000	3,575,241
UBS Group AG (1 Year Treasury Constant Maturity+1.00%) 144A±	2.10	2-11-2032	11,651,000	11,193,805
				47,068,694
Insurance: 0.11%
Athene Holding Limited	3.50	1-15-2031	1,345,000	1,415,931
Athene Holding Limited	3.95	5-25-2051	727,000	740,330
Athene Holding Limited	4.13	1-12-2028	3,590,000	3,976,607
				6,132,868
Health care: 0.50%
Health care equipment & supplies: 0.09%
Steris plc	3.75	3-15-2051	5,093,000	5,203,712
Pharmaceuticals: 0.41%
Astrazeneca plc	1.38	8-6-2030	2,936,000	2,754,660
Astrazeneca plc	3.00	5-28-2051	1,811,000	1,782,793
Shire Acquisitions Investments Ireland Designated Activity Company	2.88	9-23-2023	3,699,000	3,883,785
Takeda Pharmaceutical	2.05	3-31-2030	6,799,000	6,634,513
Takeda Pharmaceutical	3.18	7-9-2050	4,327,000	4,143,358
Takeda Pharmaceutical	4.40	11-26-2023	3,391,000	3,698,758
				22,897,867
Industrials: 0.09%
Transportation infrastructure: 0.09%
Adani Ports & Special Company 144A	3.00	2-16-2031	1,632,000	1,577,746
Adani Ports & Special Company 144A	4.20	8-4-2027	3,284,000	3,486,613
				5,064,359
Information technology: 0.14%
Semiconductors & semiconductor equipment: 0.14%
NXP BV 144A	3.15	5-1-2027	1,773,000	1,904,449
NXP BV 144A	3.25	5-11-2041	1,946,000	1,945,324
NXP BV 144A	3.88	6-18-2026	3,699,000	4,110,719
				7,960,492
Materials: 0.14%
Metals & mining: 0.14%
Teck Resources Limited	3.90	7-15-2030	1,600,000	1,710,199
Teck Resources Limited	5.20	3-1-2042	2,099,000	2,411,074
Teck Resources Limited	6.13	10-1-2035	845,000	1,058,625
Teck Resources Limited	6.25	7-15-2041	2,044,000	2,646,651
				7,826,549
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  49

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Real estate: 0.05%
Equity REITs: 0.05%
Scentre Group Trust 144A	3.63%	1-28-2026	$2,808,000	$ 3,070,542
Total Yankee corporate bonds and notes (Cost $215,102,906)				217,859,576
Yankee government bonds: 1.35%
Abu Dhabi Government International 144A	2.50	4-16-2025	2,764,000	2,929,840
Italy Government International Bond	3.88	5-6-2051	4,288,000	4,391,945
Japan Bank for International Cooperation	1.75	10-17-2024	5,044,000	5,241,286
Republic Chile	2.45	1-31-2031	2,769,000	2,789,795
Republic Chile	3.10	5-7-2041	3,129,000	3,043,453
Republic of Colombia	3.25	4-22-2032	1,891,000	1,824,626
Republic of Colombia	3.88	2-15-2061	4,394,000	3,766,757
Republic of Paraguay 144A	2.74	1-29-2033	2,512,000	2,424,080
Republic of Paraguay 144A	5.40	3-30-2050	3,704,000	4,218,893
Republic of Peru	2.39	1-23-2026	3,718,000	3,829,131
Republic of Peru	2.78	1-23-2031	10,249,000	10,274,725
Republic of Peru	3.30	3-11-2041	4,954,000	4,793,045
United Mexican States	2.66	5-24-2031	1,932,000	1,875,644
United Mexican States	3.75	4-19-2071	6,305,000	5,670,339
United Mexican States	3.77	5-24-2061	1,076,000	984,551
United Mexican States	4.28	8-14-2041	7,016,000	7,280,644
United Mexican States	4.35	1-15-2047	1,088,000	1,119,139
United Mexican States	4.50	4-22-2029	6,776,000	7,656,677
United Mexican States	4.75	3-8-2044	1,818,000	1,977,093
Total Yankee government bonds (Cost $74,981,656)				76,091,663

		Yield	Shares
Short-term investments: 4.79%
Investment companies: 4.79%
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	270,350,377	270,350,377
Total Short-term investments (Cost $270,350,377)				270,350,377
Total investments in securities (Cost $6,271,968,718)	111.48%			6,289,888,918
Other assets and liabilities, net	(11.48)			(647,756,218)
Total net assets	100.00%			$5,642,132,700

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer is an affiliate of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

50  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2021

Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 0	$ 258,907,382	$ (258,907,382)	$0	$0	$ 0		0	$ 4,340#
Wells Fargo Government Money Market Fund Select Class	315,907,475	5,199,623,937	(5,245,181,035)	0	0	270,350,377		270,350,377	156,045
				$0	$0	$270,350,377	4.79%		$160,385

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  51

Statement of assets and liabilities—May 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $6,001,618,341)	$ 6,019,538,541
Investments in affiliated securites, at value (cost $270,350,377)	270,350,377
Receivable for investments sold	520,101,636
Receivable for interest	18,659,764
Prepaid expenses and other assets	504,195
Total assets	6,829,154,513
Liabilities
Payable for when-issued transactions	921,380,460
Payable for investments purchased	263,040,952
Advisory fee payable	1,650,401
Cash collateral due to broker	550,000
Overdraft due to custodian bank	400,000
Total liabilities	1,187,021,813
Total net assets	$5,642,132,700
The accompanying notes are an integral part of these financial statements.

52  |  Wells Fargo Core Bond Portfolio

Statement of operations—year ended May 31, 2021

Investment income
Interest (net of foreign withholding taxes of $2,200)	$ 98,367,183
Income from affiliated securities	183,058
Total investment income	98,550,241
Expenses
Advisory fee	20,304,036
Custody and accounting fees	288,180
Professional fees	100,400
Interest holder report expenses	10,322
Trustees’ fees and expenses	19,186
Other fees and expenses	104,473
Total expenses	20,826,597
Net investment income	77,723,644
Realized and unrealized gains (losses) on investments
Net realized gains on investments	129,629,293
Net change in unrealized gains (losses) on investments	(171,533,989)
Net realized and unrealized gains (losses) on investments	(41,904,696)
Net increase in net assets resulting from operations	$ 35,818,948
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  53

Statement of changes in net assets

	Year ended May 31, 2021	Year ended May 31, 2020
Operations
Net investment income	$ 77,723,644	$ 132,899,852
Net realized gains on investments	129,629,293	327,904,415
Net change in unrealized gains (losses) on investments	(171,533,989)	58,392,982
Net increase in net assets resulting from operations	35,818,948	519,197,249
Capital transactions
Transactions in investors’ beneficial interests
Contributions	1,103,776,459	2,488,553,741
Withdrawals	(1,259,318,551)	(3,071,640,078)
Net decrease in net assets resulting from capital transactions	(155,542,092)	(583,086,337)
Total decrease in net assets	(119,723,144)	(63,889,088)
Net assets
Beginning of period	5,761,855,844	5,825,744,932
End of period	$ 5,642,132,700	$ 5,761,855,844
The accompanying notes are an integral part of these financial statements.

54  |  Wells Fargo Core Bond Portfolio

Financial highlights
	Year ended May 31
	2021	2020	2019	2018	2017
Total return	0.65%	9.49%	6.30%	(0.53)%	1.89%
Ratios to average net assets (annualized)
Gross expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.30%	2.28%	2.93%	2.23%	1.87%
Supplemental data
Portfolio turnover rate	457%	603%	577%	542%	614%
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  55

Notes to financial statements
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio's advisory agreement and subadvisory agreement. The Portfolio's Board of Trustees approved a new advisory and new subadvisory agreement and approved submitting the agreements to the Portfolio’s interest holders for approval at a special meeting of interest holders expected to be held on August 16, 2021. Interest holders of record of the Portfolio at the close of business on May 28, 2021 are entitled to vote at the meeting. If interest holders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time

56  |  Wells Fargo Core Bond Portfolio

Notes to financial statements
each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo Core Bond Portfolio  |  57

Notes to financial statements
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $6,291,223,417 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 77,287,617
Gross unrealized losses	(78,622,116)
Net unrealized losses	$ (1,334,499)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 1,772,000,438	$0	$ 1,772,000,438
Asset-backed securities	0	456,800,418	0	456,800,418
Corporate bonds and notes	0	1,379,379,556	0	1,379,379,556
Municipal obligations	0	22,073,396	0	22,073,396
Non-agency mortgage-backed securities	0	224,261,919	0	224,261,919
U.S. Treasury securities	1,871,071,575	0	0	1,871,071,575
Yankee corporate bonds and notes	0	217,859,576	0	217,859,576
Yankee government bonds	0	76,091,663	0	76,091,663
Short-term investments
Investment companies	270,350,377	0	0	270,350,377
Total assets	$2,141,421,952	$4,148,466,966	$0	$6,289,888,918
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

58  |  Wells Fargo Core Bond Portfolio

Notes to financial statements
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
For the year ended May 31, 2021, the advisory fee was equivalent to an annual rate of 0.34% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$25,535,996,163	$4,077,887,905	$24,622,078,999	$4,220,031,795
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2021, the Portfolio did not have any securities on loan.
7. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Portfolio under the agreement.

Wells Fargo Core Bond Portfolio  |  59

Notes to financial statements
8. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
9. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's investment adviser, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

60  |  Wells Fargo Core Bond Portfolio

To the Interest Holders of the Portfolio and Board of Trustees
Wells Fargo Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Bond Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

Wells Fargo Core Bond Portfolio  |  61

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $52,116,915 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2021.
For the fiscal year ended May 31, 2021, $68,750,227 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2021, $223,388,997 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended May 31, 2021, 3% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 31% of ordinary income dividends qualify as interest dividends for the fiscal year ended May 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

62  |  Wells Fargo Core Bond Portfolio

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Core Bond Portfolio  |  63

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

64  |  Wells Fargo Core Bond Portfolio

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Core Bond Portfolio  |  65

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund and the Portfolio, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 17-19, 2021, the Board received and reviewed a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the Report discussed the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during the stressed market conditions caused by the onset of the COVID-19 pandemic. No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. As applicable to the Fund and the Portfolio, there were no material changes to the Program during the Reporting Period.
Funds Management concluded in the Report that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

66  |  Wells Fargo Core Bond Portfolio

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Core Bond Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).
At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Core Bond Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Master Portfolio.
The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.
The Boards noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, each Board separately considered for approval a new investment management agreement with Funds Management and, with respect to the Master Portfolio, the Master Trust Board considered for approval a new sub-advisory agreement with the Sub-Adviser (collectively, the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of each respective New Agreement by each Fund’s shareholders. The Boards also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser, as applicable, to continue providing services to the Funds while the Funds continue to seek shareholder approval of the New Agreements. The Boards noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

Wells Fargo Core Bond Fund  |  67

Board considerations (unaudited)
After its deliberations, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after its deliberations, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates. The Boards also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Funds.
Fund investment performance and expenses
The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for the one-, three- and ten-year periods ended December 31, 2020, and lower than the average investment performance of its Universe for the five-year period ended December 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than or in range of its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for all periods ended December 31, 2020.
The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.
The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than, in range of or equal to the median net operating expense ratios of its expense Groups for each share class.
With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

68  |  Wells Fargo Core Bond Fund

Board considerations (unaudited)
The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management, advisory and sub-advisory fee rates
The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.
The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).
The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for each share class.
The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.
The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.
The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did

Wells Fargo Core Bond Fund  |  69

Board considerations (unaudited)
not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.
Economies of scale
The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders of the Funds. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term.

70  |  Wells Fargo Core Bond Fund

Board considerations (unaudited)
Board Considerations - New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees of Wells Fargo Funds Trust (“Funds Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) and the Board of Trustees of Wells Fargo Master Trust (“Master Trust”, and the series identified below in which each Fund invests substantially all of its assets, a “Master Portfolio”) approved the continuation of the current investment advisory agreement (the “Current Advisory Agreement”) with Funds Management, the current sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), and the current sub-advisory agreements with Cooke & Bieler, L.P. (“C&B”) and Peregrine Capital Management, LLC (“Peregrine”, and together with C&B, the “Unaffiliated Sub-Advisers”)(collectively, the “Current Agreements”).
Funds Trust	Master Trust
Wells Fargo C&B Large Cap Value Fund	Wells Fargo C&B Large Cap Value Portfolio
Wells Fargo Core Bond Fund	Wells Fargo Core Bond Portfolio
Wells Fargo Emerging Growth Fund	Wells Fargo Emerging Growth Portfolio
Wells Fargo Index Fund	Wells Fargo Index Portfolio
Wells Fargo Real Return Fund	Wells Fargo Real Return Portfolio
Wells Fargo Small Company Growth Fund	Wells Fargo Small Company Growth Portfolio
Wells Fargo Small Company Value Fund	Wells Fargo Small Company Value Portfolio
Each Trustee on the Funds Trust Board and the Master Trust Board of Trustees (collectively, the “Boards”) is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds or the Master Portfolios (collectively, the “Independent Trustees”). The process followed by the Boards in considering and approving the continuation of each Fund’s and Master Portfolio’s Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Funds Management and Wells Capital, which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Boards also approved, as applicable: (i) for Funds Trust, a new investment management agreement with Funds Management (the “New Investment Management Agreement”); (ii) for the Master Trust, a new advisory agreement with Funds Management (the “New Advisory Agreement”); (iii) for Master Trust, a new sub-advisory agreement (the “New WellsCap Sub-Advisory Agreement”) with Wells Capital for Emerging Growth Portfolio, Index Portfolio, Small Company Value Portfolio, Core Bond Portfolio and Real Return Portfolio; (iv) for Master Trust, a new sub-advisory agreement (the “New Peregrine Sub-Advisory Agreement”) with Peregrine for Small Company Growth Portfolio; and (v) for Master Trust, a new sub-advisory agreement (the “New C&B Sub-Advisory Agreement”) with C&B for the C&B Large Cap Value Portfolio, each of which is intended to go into effect upon the closing (the “New Agreements”). The process followed by the Boards in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Boards reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Boards considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Boards.
In providing information to the Boards in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Boards considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management, as well as with Wells Capital and the Unaffiliated Sub-Advisers (collectively, the “Sub-Advisers”), about various topics. In this regard, the Boards review reports of Funds Management at each of their regular

Wells Fargo Core Bond Fund  |  71

Board considerations (unaudited)
Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year. The Boards were assisted in their evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Boards in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds and Master Portfolios.
■	Impact of the Transaction on the Funds and their Shareholders and the Master Portfolios and their Interest Holders: (i) information regarding anticipated benefits to the Funds and the Master Portfolios as a result of the Transaction; (ii) a commitment that the Funds and Master Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers and the Unaffiliated Sub-Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s or Master Portfolio’s current investment objectives and principal investments strategies, as applicable; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds or the Master Portfolios as a result of the Transaction.
With respect to the New Agreements, the Boards considered: (i) a representation that, after the closing, all of the Funds and Master Portfolios will continue to be managed and advised by their current Advisers and Unaffiliated Sub-Advisers, as applicable, and that the same portfolio managers are expected to continue to manage the Funds or Master Portfolios, as applicable, after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds or the Master Portfolios by the Advisers and Unaffiliated Sub-Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders and the Master Portfolios and their interest holders in connection with the New Agreement Approval Process, the Boards considered information furnished at prior meetings of the Boards and their committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Boards received information about complex-wide and individual Fund and Master Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund or Master Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s and Master Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers and the Unaffiliated Sub-Advisers, to each Fund or Master Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s) or Master Portfolio(s) as applicable; and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the respective New Agreements is reasonable, approved the respective New Agreements for a two-year term, and

72  |  Wells Fargo Core Bond Fund

Board considerations (unaudited)
voted to recommend that Fund shareholders approve the New Agreements. The Boards considered the approval of the New Agreements as part of their consideration of agreements for funds and master portfolios across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds and Master Portfolios by Funds Management and the Sub-Advisers under the Current Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Agreements, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and Wells Capital’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ and Master Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the Master Portfolios. The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Boards considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Boards received assurances from Funds Management that each Fund and Master Portfolio will continue to be advised by its current Sub-Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds and Master Portfolios, respectively, after the closing. With respect to the recruitment and retention of key personnel, the Boards noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Boards recognized that the personnel of the Advisers who had been extended offers may not accept such offers, and personnel changes at the Advisers or the Unaffiliated Sub-Advisers may occur in the future in the ordinary course.
In addition, the Boards considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds and Master Portfolios, as applicable, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Boards also considered the business-related and other risks to which the Advisers and the Unaffiliated Sub-Advisers may be subject in managing the Funds and Master Portfolios, as applicable, and in connection with the Transaction. The Boards also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Boards considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Boards also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers or the Unaffiliated Sub-Advisers to the Funds and their shareholders or to the Master Portfolios and their interest holders, as applicable.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Boards considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Boards received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
The Master Trust Board of Trustees took note of the investment performance of the Master Portfolios in the context of reviewing the investment performance of the Funds.

Wells Fargo Core Bond Fund  |  73

Board considerations (unaudited)
In connection with the 2021 Annual Approval Process, the Boards also received and considered information regarding each Fund’s and Portfolio’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Boards considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to each Fund (the “Groups”). The Boards received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
With respect to the Master Portfolios, the Master Trust Board of Trustees reviewed the fee rates that are payable to Funds Management for investment advisory services, which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
In connection with the New Agreement Approval Process, the Boards received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Boards took into account each Fund’s and Master Portfolio’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management, advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust noted that Funds Management receives no advisory fees from a Fund as long as the Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including allocating the Fund’s assets among the Master Portfolios.
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust reviewed and considered the contractual fee rates that are payable by each Fund to Funds Management under the Fund’s Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and subtransfer agency costs (collectively, the “Management Rates”). The Master Trust Board of Trustees reviewed and considered the contractual investment advisory fee rate that is payable by each Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board of Trustees also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).
Among other information reviewed by the Boards in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Boards noted the assurances received by it that there would be no increases to any of the Management Rates, the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Boards also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on their consideration of the factors and information it deemed relevant, including those described here, the Boards determined that the compensation payable to Funds Management under the New Management Agreement and the New Advisory Agreement and payable to the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Boards noted that Wells Capital’s profitability information with respect to providing services to each Fund

74  |  Wells Fargo Core Bond Fund

Board considerations (unaudited)
and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Boards did not consider profitability with respect to the Unaffiliated Sub-Advisers, as the sub-advisory fees paid to the Unaffiliated Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Boards received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Boards considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Boards considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Boards noted that if the New Agreements are approved by shareholders and the Transaction closes, the Boards will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements with the Advisers.
Economies of scale
In connection with the 2021 Annual Approval Process, the Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds and the Master Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Boards noted the existence of breakpoints in each Fund’s management fee structure and each Master Portfolio’s advisory fee structure, which operate generally to reduce each Fund’s and Master Portfolio’s and expense ratios as they grows in size, and the size of each Fund and Master Portfolio and in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee and advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Boards noted that NewCo and the Advisers may benefit from possible growth of the Funds and Master Portfolios resulting from enhanced distribution capabilities. However, the Boards noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Boards in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Boards concluded that Funds Management’s arrangements with respect to each Fund and Master Portfolio, including contractual breakpoints and expense limitation arrangements, constitute a reasonable approach to sharing potential economies of scale with the Fund and its shareholders and the Master Portfolio and its interest holders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers as a result of their relationships with the Funds and the Master Portfolios, as applicable. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and Master Portfolios and benefits potentially derived from an increase in Funds Management’s and the Wells Capital’s business as a result of their relationships with the Funds and the Master Portfolios. The Boards noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Boards also reviewed information about any soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Boards received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers. The information reviewed by the Boards also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of

Wells Fargo Core Bond Fund  |  75

Board considerations (unaudited)
the Funds and Master Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Boards did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital and the Unaffiliated Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

76  |  Wells Fargo Core Bond Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Core Bond Fund  |  77

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0621-00769 07-21
A287/AR287 05-21

Annual Report
May 31, 2021
Wells Fargo Real Return Fund

Reduce clutter.
Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery
The views expressed and any forward-looking statements are as of May 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Real Return Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Real Return Fund for the 12-month period that ended May 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.32%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 42.78%, while the MSCI EM Index (Net),3 had stronger performance, with a 51.00% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.40%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 7.84%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.74%, and the ICE BofA U.S. High Yield Index,7 returned 15.18%.
The COVID-19 lockdown began over a year ago.
By June, economies started to reopen and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Real Return Fund

Letter to shareholders (unaudited)
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the July expiration of the $600 weekly bonus unemployment benefit. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve Board’s (Fed’s) announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The calendar year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Wells Fargo Real Return Fund  |  3

Letter to shareholders (unaudited)
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 billion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses are experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Real Return Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (expected to be extended through June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund invests in an underlying fund that holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Real Return Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks returns that exceed the rate of inflation over the long-term.
Manager	Wells Fargo Funds Management, LLC
Subadviser for the affiliated master portfolio*
Wells Capital Management Incorporated
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡, FRM, Michael Bradshaw, CFA®‡, Christian L. Chan, CFA®‡, Jay N. Mueller, CFA®‡†, Garth B. Newport, CFA®‡, Michael Schueller, CFA®‡

Average annual total returns (%) as of May 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (IPBAX)	2-28-2003	4.19	3.13	2.63	9.10	4.09	3.10	1.43	0.78
Class C (IPBCX)	2-28-2003	7.27	3.32	2.34	8.27	3.32	2.34	2.18	1.53
Class R6 (IPBJX)[3]	10-31-2016	–	–	–	9.52	4.49	3.43	1.05	0.40
Administrator Class (IPBIX)	2-28-2003	–	–	–	9.31	4.31	3.34	1.37	0.60
Institutional Class (IPBNX)[4]	10-31-2016	–	–	–	9.46	4.43	3.40	1.10	0.45
Bloomberg Barclays U.S. TIPS Index[5]	–	–	–	–	7.05	4.48	3.42	–	–
CPI [6]	–	–	–	–	4.99	2.30	1.77	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 0.40% for Class R6, 0.60% for Administrator Class, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Class R6 expenses. If these expenses had been included, returns for the Class R6 shares would be higher.
[4]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.
[5]	The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.
[6]	The Consumer Price Index (CPI) for All Urban Consumers in U.S. All Items is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services. You cannot invest directly in an index.

*	The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
†	Mr. Mueller is expected to retire December 31, 2021. He will remain a portfolio manager of the Fund through October 31, 2021, at which time he will transition to the role of advisor to the team until his retirement.

6  |  Wells Fargo Real Return Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of May 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays U.S. TIPS Index and CPI. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. This fund is exposed to mortgage- and asset-backed securities risk and small-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Real Return Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the 12-month period that ended May 31, 2021.
■	TIPS and other inflation-sensitive growth assets in the portfolio performed well over the period and all contributed to relative performance.
■	While all components performed well versus the TIPS Index, relative to sector-specific benchmarks, a number of the sleeves lagged.
Stock markets posted remarkable gains as the world recuperated from the pandemic; the same is not true for the fixed-income markets.
The 12-month period that ended May 31, 2021, saw strong results from the broad U.S. equity markets, as illustrated by the Russell 3000® Index’s* return of 43.91%. The broad foreign markets also did well, as reflected by the MSCI ACWI ex USA Index (Net)'s** return of 42.78%. The broad U.S. fixed-income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index***, posted a slightly negative return of -0.40%. However, that result does not show the dichotomy within the fixed-income markets. Long-maturity U.S. Treasury bonds, as captured by the Bloomberg Barclays U.S. Treasury 20+ Year Index†, declined 13.85% as long-term Treasury yields rose over the period. In contrast, high-yield bonds, as shown by the ICE BofA U.S. High Yield Index††, advanced 15.18% as credit spreads compressed over the period. Concerns over inflation helped TIPS before better-than-similar-maturity Treasury bonds as the Bloomberg Barclays U.S. TIPS Index posted a 6.95% gain for the trailing 12 months. Aided by unprecedented levels of monetary and fiscal stimulus, the economy staged an impressive recovery from the pandemic contraction and risky assets performed very well.
Ten largest holdings (%) as of May 31, 2021[1]
TIPS, 0.38%, 1-15-2027	3.18
TIPS, 0.38%, 7-15-2025	2.89
TIPS, 0.63%, 1-15-2026	2.57
TIPS, 0.13%, 7-15-2030	2.48
TIPS, 0.63%, 1-15-2024	2.31
TIPS, 0.13%, 7-15-2024	2.26
TIPS, 0.38%, 7-15-2023	2.11
TIPS, 0.25%, 1-15-2025	2.10
TIPS, 0.13%, 1-15-2030	1.97
TIPS, 0.50%, 1-15-2028	1.89
[1]	Each holding represents the Fund’s allocable portion of the affiliated master portfolio security. Figures represent each holding as a percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The Fund uses a multi-asset-class strategy to target inflation protection.
During the 12-month period, we maintained allocations to TIPS as well as other inflation-sensitive sectors, such as real estate investment trusts (REITs), short-term high-yield bonds, and inflation-sensitive equities. We used this multi-asset-class strategy to target greater inflation protection and real returns than a traditional inflation-hedged strategy might while seeking to achieve similar levels of volatility.

*	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
**	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index

*	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
***	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

*	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
†	The Bloomberg Barclays U.S. Treasury 20+ Year Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with 20+ years to maturity. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. You cannot invest directly in an index.

*	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
††	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

8  |  Wells Fargo Real Return Fund

Performance highlights (unaudited)
The largest allocation within the Fund is our investment in TIPS. Due to some duration positioning, this sleeve performed about 50 basis points (bps; 100 bps equal 1.00%) ahead of its benchmark. Relative to the broad TIPS benchmark, all of the other sleeves contributed positively to the relative performance of the Fund. While the STEM (consumer staples, energy, and materials) sleeve advanced more than 28%, the portfolio underperformed a passive STEM portfolio because of poor stock selection, particularly within energy stocks. The REIT sleeve advanced 26.41%, the precious metals mining stocks advanced 12.29%, and the high-yield holdings increased by 9.53%.
Looking ahead, we are guardedly optimistic.
The massive amount of uncertainty we faced last year at this time has faded. While the daunting impacts of the virus, U.S. civil unrest, domestic politics, and geopolitical tensions are still very fresh in our mind’s eye, we increasingly see these issues in the rear-view mirror. The rollout of the vaccine, the reduction of political rhetoric, and a very accommodative Federal Reserve Board (Fed) have all helped calm fears. While COVID-19 cases are declining and America is returning to work, we are focused on understanding the economic impacts of the recent unprecedented monetary and fiscal policy effects on the portfolio. While we expect equity
Portfolio allocation as of May 31, 2021[1]
[1]	Figures represent the sector allocation of the affiliated master portfolio as a percentage of the long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.
markets will continue to advance over the next 12 months, it will be at a much slower pace than over the past 12 months. We know there are new risks around the corner. We are concerned about future inflation and we are not fully convinced it is transitory in nature. The U.S. Treasury is issuing a large quantity of bonds, the Fed is purchasing a large quantity of bonds, and we continue to monitor closely the duration and credit composition of our fixed-income investments. There are many unknowns, and despite some optimism, we continue to monitor the situation very carefully.

Wells Fargo Real Return Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2020 to May 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 12-1-2020	Ending account value 5-31-2021	Expenses paid during the period[1,2]	Annualized net expense ratio[2]
Class A
Actual	$1,000.00	$1,036.20	$3.96	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class C
Actual	$1,000.00	$1,032.17	$7.75	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class R6
Actual	$1,000.00	$1,038.68	$2.03	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.02	0.40%
Administrator Class
Actual	$1,000.00	$1,036.75	$3.05	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%
Institutional Class
Actual	$1,000.00	$1,037.46	$2.29	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.27	0.45%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).
2 Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

10  |  Wells Fargo Real Return Fund

Portfolio of investments—May 31, 2021

		Value
Investment companies: 99.27%
Affiliated master portfolio: 99.27%
Wells Fargo Real Return Portfolio		$74,662,260
Total Investment companies (Cost $66,635,335)		74,662,260
Total investments in securities (Cost $66,635,335)	99.27%	74,662,260
Other assets and liabilities, net	0.73	549,951
Total net assets	100.00%	$75,212,211
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Real Return Portfolio	35.29%	31.19%	$277,416	$3,967,421	$1,725,292	$203,656	$689	$74,662,260	99.27%
The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  11

Statement of assets and liabilities—May 31, 2021

Assets
Investments in affiliated Master Portfolio, at value (cost $66,635,335)	$ 74,662,260
Receivable for Fund shares sold	605,606
Receivable from manager	17,560
Prepaid expenses and other assets	508
Total assets	75,285,934
Liabilities
Payable for Fund shares redeemed	43,214
Administration fees payable	4,760
Distribution fee payable	739
Accrued expenses and other liabilities	25,010
Total liabilities	73,723
Total net assets	$75,212,211
Net assets consist of
Paid-in capital	$ 68,809,226
Total distributable earnings	6,402,985
Total net assets	$75,212,211
Computation of net asset value and offering price per share
Net assets – Class A	$ 13,824,856
Shares outstanding – Class A1	1,264,515
Net asset value per share – Class A	$10.93
Maximum offering price per share – Class A2	$11.45
Net assets – Class C	$ 1,194,808
Shares outstanding – Class C1	111,250
Net asset value per share – Class C	$10.74
Net assets – Class R6	$ 36,202,277
Shares outstanding – Class R6[1]	3,277,246
Net asset value per share – Class R6	$11.05
Net assets – Administrator Class	$ 13,202,915
Shares outstanding – Administrator Class[1]	1,187,283
Net asset value per share – Administrator Class	$11.12
Net assets – Institutional Class	$ 10,787,355
Shares outstanding – Institutional Class[1]	976,057
Net asset value per share – Institutional Class	$11.05
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Real Return Fund

Statement of operations—year ended May 31, 2021

Investment income
Interest allocated from affiliated Master Portfolio	$ 1,725,292
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $433)	203,656
Affiliated income allocated from affiliated Master Portfolio	689
Expenses allocated from affiliated Master Portfolio	(303,910)
Waivers allocated from affiliated Master Portfolio	49,674
Total investment income	1,675,401
Expenses
Management fee	32,716
Administration fees
Class A	21,839
Class C	2,376
Class R6	8,058
Administrator Class	13,272
Institutional Class	8,133
Shareholder servicing fees
Class A	34,103
Class C	3,705
Administrator Class	33,162
Distribution fee
Class C	11,128
Custody and accounting fees	3,725
Professional fees	37,760
Registration fees	132,726
Shareholder report expenses	63,082
Trustees’ fees and expenses	21,080
Other fees and expenses	12,465
Total expenses	439,330
Less: Fee waivers and/or expense reimbursements
Fund-level	(293,645)
Class A	(8,190)
Class C	(1,188)
Administrator Class	(23,891)
Institutional Class	(5,083)
Net expenses	107,333
Net investment income	1,568,068
Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	277,416
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	3,967,421
Net realized and unrealized gains (losses) on investments	4,244,837
Net increase in net assets resulting from operations	$5,812,905
The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2021		Year ended May 31, 2020
Operations
Net investment income		$ 1,568,068		$ 1,149,193
Net realized gains (losses) on investments		277,416		(1,121,387)
Net change in unrealized gains (losses) on investments		3,967,421		3,059,682
Net increase in net assets resulting from operations		5,812,905		3,087,488
Distributions to shareholders from
Net investment income and net realized gains
Class A		(268,219)		(333,051)
Class C		(19,136)		(28,644)
Class R6		(676,727)		(410,590)
Administrator Class		(261,977)		(268,283)
Institutional Class		(233,102)		(274,619)
Total distributions to shareholders		(1,459,161)		(1,315,187)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	476,116	5,061,849	341,385	3,446,122
Class C	26,515	273,931	58,887	586,232
Class R6	2,143,575	23,199,949	700,870	7,155,041
Administrator Class	574,541	6,217,286	754,263	7,722,657
Institutional Class	358,193	3,851,836	587,649	6,004,061
		38,604,851		24,914,113
Reinvestment of distributions
Class A	18,861	202,368	23,714	238,785
Class C	1,759	18,532	2,484	24,671
Class R6	28,247	306,213	22,788	231,443
Administrator Class	23,163	252,526	25,943	265,162
Institutional Class	21,437	232,476	26,962	274,014
		1,012,115		1,034,075
Payment for shares redeemed
Class A	(521,552)	(5,567,275)	(865,507)	(8,666,594)
Class C	(87,496)	(914,008)	(153,174)	(1,519,143)
Class R6	(659,480)	(7,182,858)	(395,994)	(4,031,485)
Administrator Class	(715,288)	(7,756,050)	(827,804)	(8,434,604)
Institutional Class	(428,493)	(4,604,300)	(699,776)	(7,084,487)
		(26,024,491)		(29,736,313)
Net increase (decrease) in net assets resulting from capital share transactions		13,592,475		(3,788,125)
Total increase (decrease) in net assets		17,946,219		(2,015,824)
Net assets
Beginning of period		57,265,992		59,281,816
End of period		$ 75,212,211		$ 57,265,992
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Real Return Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.22	$9.89	$9.87	$9.96	$9.95
Net investment income	0.22	0.12	0.15	0.21	0.19 [1]
Net realized and unrealized gains (losses) on investments	0.70	0.42	0.09	(0.09)	0.03
Total from investment operations	0.92	0.54	0.24	0.12	0.22
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.19)	(0.21)	(0.20)
Net realized gains	0.00	0.00	(0.03)	0.00	(0.01)
Total distributions to shareholders	(0.21)	(0.21)	(0.22)	(0.21)	(0.21)
Net asset value, end of period	$10.93	$10.22	$9.89	$9.87	$9.96
Total return[2]	9.10%	5.48%	2.56%	1.25%	2.23%
Ratios to average net assets (annualized)*
Gross expenses	1.29%	1.43%	1.16%	1.04%	1.11%
Net expenses	0.78%	0.78%	0.77%	0.80%	0.85%
Net investment income	2.09%	1.79%	1.95%	2.15%	1.92%
Supplemental data
Portfolio turnover rate[3]	20%	24%	39%	29%	25%
Net assets, end of period (000s omitted)	$13,825	$13,196	$17,716	$26,133	$29,678

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.06	$9.73	$9.73	$9.82	$9.77
Net investment income	0.12 [1]	0.11 [1]	0.10 [1]	0.03	0.04
Net realized and unrealized gains on investments	0.71	0.35	0.07	0.02	0.10
Total from investment operations	0.83	0.46	0.17	0.05	0.14
Distributions to shareholders from
Net investment income	(0.15)	(0.13)	(0.14)	(0.14)	(0.08)
Net realized gains	0.00	0.00	(0.03)	0.00	(0.01)
Total distributions to shareholders	(0.15)	(0.13)	(0.17)	(0.14)	(0.09)
Net asset value, end of period	$10.74	$10.06	$9.73	$9.73	$9.82
Total return[2]	8.27%	4.77%	1.79%	0.53%	1.44%
Ratios to average net assets (annualized)*
Gross expenses	2.06%	2.18%	1.91%	1.79%	1.86%
Net expenses	1.53%	1.53%	1.52%	1.56%	1.60%
Net investment income	1.17%	1.09%	1.08%	1.39%	1.23%
Supplemental data
Portfolio turnover rate[3]	20%	24%	39%	29%	25%
Net assets, end of period (000s omitted)	$1,195	$1,714	$2,553	$3,517	$4,580

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Real Return Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Class R6	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$10.33	$9.99	$9.96	$10.05	$10.17
Net investment income	0.29	0.22	0.23 [2]	0.22	0.10
Net realized and unrealized gains (losses) on investments	0.69	0.37	0.06	(0.06)	(0.07)
Total from investment operations	0.98	0.59	0.29	0.16	0.03
Distributions to shareholders from
Net investment income	(0.26)	(0.25)	(0.23)	(0.25)	(0.14)
Net realized gains	0.00	0.00	(0.03)	0.00	(0.01)
Total distributions to shareholders	(0.26)	(0.25)	(0.26)	(0.25)	(0.15)
Net asset value, end of period	$11.05	$10.33	$9.99	$9.96	$10.05
Total return[3]	9.52%	5.94%	2.99%	1.63%	0.36%
Ratios to average net assets (annualized)*
Gross expenses	0.85%	1.05%	0.82%	0.66%	0.69%
Net expenses	0.40%	0.40%	0.39%	0.42%	0.47%
Net investment income	2.70%	2.08%	2.34%	2.52%	1.32%
Supplemental data
Portfolio turnover rate[4]	20%	24%	39%	29%	25%
Net assets, end of period (000s omitted)	$36,202	$18,224	$14,358	$11,750	$7,438

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
[4]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.38	$10.03	$9.99	$10.06	$10.03
Net investment income	0.25 [1]	0.20 [1]	0.21 [1]	0.24 [1]	0.22 [1]
Net realized and unrealized gains (losses) on investments	0.71	0.36	0.06	(0.09)	0.02
Total from investment operations	0.96	0.56	0.27	0.15	0.24
Distributions to shareholders from
Net investment income	(0.22)	(0.21)	(0.20)	(0.22)	(0.20)
Net realized gains	0.00	0.00	(0.03)	0.00	(0.01)
Total distributions to shareholders	(0.22)	(0.21)	(0.23)	(0.22)	(0.21)
Net asset value, end of period	$11.12	$10.38	$10.03	$9.99	$10.06
Total return	9.31%	5.67%	2.78%	1.50%	2.46%
Ratios to average net assets (annualized)*
Gross expenses	1.23%	1.37%	1.10%	0.97%	1.04%
Net expenses	0.60%	0.60%	0.59%	0.60%	0.60%
Net investment income	2.26%	1.92%	2.15%	2.39%	2.20%
Supplemental data
Portfolio turnover rate[2]	20%	24%	39%	29%	25%
Net assets, end of period (000s omitted)	$13,203	$13,544	$13,562	$23,331	$26,100

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Real Return Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended May 31
Institutional Class	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$10.33	$9.99	$9.97	$10.06	$10.17
Net investment income	0.26	0.21	0.22	0.24	0.14
Net realized and unrealized gains (losses) on investments	0.71	0.37	0.05	(0.08)	(0.10)
Total from investment operations	0.97	0.58	0.27	0.16	0.04
Distributions to shareholders from
Net investment income	(0.25)	(0.24)	(0.22)	(0.25)	(0.14)
Net realized gains	0.00	0.00	(0.03)	0.00	(0.01)
Total distributions to shareholders	(0.25)	(0.24)	(0.25)	(0.25)	(0.15)
Net asset value, end of period	$11.05	$10.33	$9.99	$9.97	$10.06
Total return[2]	9.46%	5.88%	2.84%	1.57%	0.41%
Ratios to average net assets (annualized)*
Gross expenses	0.95%	1.10%	0.84%	0.71%	0.76%
Net expenses	0.45%	0.45%	0.44%	0.47%	0.52%
Net investment income	2.37%	2.09%	2.20%	2.62%	2.24%
Supplemental data
Portfolio turnover rate[3]	20%	24%	39%	29%	25%
Net assets, end of period (000s omitted)	$10,787	$10,587	$11,094	$12,110	$5,229

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2021	0.39%
Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017
[2]	Returns for periods of less than one year are not annualized.
[3]	Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  19

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Fund (the "Fund") which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Real Return Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2021, the Fund owned 31.19% of Wells Fargo Real Return Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2021 are included in this report and should be read in conjunction with the Fund’s financial statements.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
This shareholder report is not asking you for a proxy. A separate proxy statement with more detailed information about the transaction will be provided to Fund shareholders and should be reviewed carefully.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees

20  |  Wells Fargo Real Return Fund

Notes to financial statements
receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $66,734,504 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$8,074,893
Gross unrealized losses	(147,137)
Net unrealized gains	$7,927,756
As of May 31, 2021, the Fund had capital loss carryforwards which consisted of $974,743 in short-term capital losses and $747,945 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
At May 31, 2021, the Fund’s investment in an affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term	$74,662,260
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the

Wells Fargo Real Return Fund  |  21

Notes to financial statements
investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended May 31, 2021, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.78%
Class C	1.53
Class R6	0.40
Administrator Class	0.60
Institutional Class	0.45

22  |  Wells Fargo Real Return Fund

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2021, Funds Distributor received $858 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund's ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio's purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$15,823,156	$16,864,981	$3,166,824	$9,407,314
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $1,459,161 and $1,315,187 of ordinary income for the years ended May 31, 2021 and May 31, 2020, respectively.
As of May 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$197,917	$7,927,756	$(1,722,688)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification

Wells Fargo Real Return Fund  |  23

Notes to financial statements
clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

24  |  Wells Fargo Real Return Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Real Return Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

Wells Fargo Real Return Fund  |  25

Portfolio of investments—May 31, 2021

	Shares	Value
Common stocks: 14.74%
Consumer staples: 4.49%
Beverages: 0.68%
PepsiCo Incorporated	11,052	$ 1,635,033
Food & staples retailing: 1.46%
Costco Wholesale Corporation	2,897	1,095,848
Sysco Corporation	9,235	748,035
Walmart Incorporated	11,631	1,651,951
		3,495,834
Food products: 0.68%
Mondelez International Incorporated Class A	13,820	877,985
Nomad Foods Limited †	24,189	741,877
		1,619,862
Household products: 1.53%
Church & Dwight Company Incorporated	10,877	932,485
The Clorox Company	2,362	417,436
The Procter & Gamble Company	17,189	2,317,937
		3,667,858
Tobacco: 0.14%
Philip Morris International Incorporated	3,473	334,901
Energy: 1.22%
Oil, gas & consumable fuels: 1.22%
Chevron Corporation	16,107	1,671,746
Phillips 66	14,756	1,242,750
Materials: 3.98%
Chemicals: 1.74%
Ashland Global Holdings Incorporated	4,440	421,090
Ecolab Incorporated	2,972	639,218
Linde plc	5,378	1,616,627
The Sherwin-Williams Company	3,378	957,764
Westlake Chemical Corporation	5,347	539,352
		4,174,051
Construction materials: 0.21%
Martin Marietta Materials Incorporated	1,387	504,383
Containers & packaging: 0.17%
Crown Holdings Incorporated	3,905	403,152
Metals & mining: 1.86%
Agnico-Eagle Mines Limited	2,800	200,900
Alamos Gold Incorporated Class A	12,000	108,964
AngloGold Ashanti Limited ADR	5,100	121,227
B2Gold Corporation	24,000	122,883
Barrick Gold Corporation	10,456	251,780
Centerra Gold Incorporated	5,000	40,514
Dundee Precious Metals Incorporated	4,000	28,534
Eldorado Gold Corporation †	2,500	29,640
Endeavour Mining Corporation	6,280	151,719
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Real Return Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Metals & mining (continued)
Evolution Mining Limited	22,000	$ 92,110
Franco-Nevada Corporation	1,400	206,926
Gold Fields Limited ADR	14,500	175,595
Kinross Gold Corporation	33,500	270,054
Kirkland Lake Gold Limited	5,237	225,187
Lundin Gold Incorporated †	7,100	70,941
MAG Silver Corporation †	3,400	72,986
Newcrest Mining Limited	6,600	144,651
Newmont Corporation	5,290	388,709
Northern Star Resources Limited	15,000	135,819
Pan American Silver Corporation	3,000	100,920
Pretium Resources Incorporated †	3,000	34,101
Royal Gold Incorporated	3,783	468,222
SilverCrest Metals Incorporated †	4,000	39,569
SSR Mining Incorporated	3,000	55,650
SSR Mining Incorporated - U.S. Exchange Traded Shares	1,272	23,343
Steel Dynamics Incorporated	9,167	572,296
Torex Gold Resources Incorporated †	6,200	90,663
Wheaton Precious Metals Corporation	4,600	218,262
		4,442,165
Real estate: 5.05%
Equity REITs: 5.05%
Alexandria Real Estate Equities Incorporated	2,979	531,037
American Homes 4 Rent Class A	14,628	556,888
American Tower Corporation	5,615	1,434,408
Camden Property Trust	2,860	358,587
CoreSite Realty Corporation	3,630	440,138
Equinix Incorporated	1,511	1,113,170
Federal Realty Investment Trust	2,820	322,439
Four Corners Property Trust Incorporated	18,626	517,058
Healthcare Realty Trust Incorporated	10,908	330,949
Host Hotels & Resorts Incorporated †	17,241	296,028
Invitation Homes Incorporated	16,155	585,942
Life Storage Incorporated	4,894	486,659
Mid-America Apartment Communities Incorporated	2,179	350,165
Prologis Incorporated	9,409	1,108,757
SBA Communications Corporation	3,012	897,937
Simon Property Group Incorporated	2,538	326,108
STAG Industrial Incorporated	6,723	240,078
Sun Communities Incorporated	4,406	737,653
VICI Properties Incorporated	26,650	829,615
Welltower Incorporated	8,230	615,357
Total Common stocks (Cost $24,963,871)		35,270,708

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 13.08%
Communication services: 1.47%
Diversified telecommunication services: 0.38%
CenturyLink Incorporated	6.75%	12-1-2023	$260,000	286,507
CommScope Holding Company Incorporated 144A	5.50	3-1-2024	290,000	298,323
The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  27

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Diversified telecommunication services (continued)
Level 3 Financing Incorporated	5.38%	5-1-2025	$85,000	$ 86,879
Lumen Technologies Incorporated	7.50	4-1-2024	215,000	240,800
				912,509
Entertainment: 0.14%
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	170,000	173,096
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	150,000	165,563
				338,659
Media: 0.87%
CCO Holdings LLC 144A	5.13	5-1-2027	600,000	627,000
Cinemark USA Incorporated 144A	8.75	5-1-2025	335,000	364,313
Compression Partners LP	6.88	9-1-2027	20,000	20,994
CSC Holdings LLC 144A	5.50	4-15-2027	200,000	210,000
DISH DBS Corporation	5.00	3-15-2023	200,000	207,750
DISH DBS Corporation	5.88	7-15-2022	190,000	197,600
Townsquare Media Incorporated 144A	6.88	2-1-2026	415,000	438,344
				2,066,001
Wireless telecommunication services: 0.08%
Sprint Corporation	7.88	9-15-2023	155,000	175,632
Sprint Spectrum Company LLC 144A	3.36	3-20-2023	21,875	21,912
				197,544
Consumer discretionary: 2.44%
Auto components: 0.24%
Clarios Global LP 144A	6.75	5-15-2025	185,000	198,181
Goodyear Tire & Rubber Company	5.00	5-31-2026	376,000	386,111
				584,292
Automobiles: 0.36%
Ford Motor Company	4.13	8-17-2027	400,000	418,000
Ford Motor Company	8.50	4-21-2023	355,000	396,269
Ford Motor Company	9.00	4-22-2025	45,000	54,980
				869,249
Hotels, restaurants & leisure: 0.83%
Carnival Corporation 144A	10.50	2-1-2026	225,000	265,361
Carnival Corporation 144A	11.50	4-1-2023	230,000	263,164
NCL Corporation Limited 144A	12.25	5-15-2024	550,000	665,500
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	325,000	359,515
Royal Caribbean Cruises Limited 144A	11.50	6-1-2025	370,000	428,275
				1,981,815
Household durables: 0.18%
KB Home Class B	7.50	9-15-2022	315,000	338,625
Newell Brands Incorporated	4.35	4-1-2023	93,000	97,762
				436,387
Internet & direct marketing retail: 0.06%
QVC Incorporated	4.38	3-15-2023	140,000	146,936
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Real Return Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Multiline retail: 0.28%
Macy's Incorporated 144A	8.38%	6-15-2025	$605,000	$ 668,525
Specialty retail: 0.47%
L Brands Incorporated	5.63	10-15-2023	65,000	70,525
L Brands Incorporated 144A	9.38	7-1-2025	450,000	573,368
Penske Automotive Group Incorporated	3.50	9-1-2025	140,000	144,228
The Gap Incorporated 144A	8.63	5-15-2025	295,000	325,606
				1,113,727
Textiles, apparel & luxury goods: 0.02%
Levi Strauss & Company	5.00	5-1-2025	36,000	36,728
Consumer staples: 0.14%
Food products: 0.14%
CHS Incorporated 144A	6.63	2-15-2025	315,000	331,538
Energy: 2.28%
Energy equipment & services: 0.16%
Oceaneering International Incorporated	4.65	11-15-2024	375,000	375,938
Oil, gas & consumable fuels: 2.12%
Antero Midstream Company	5.38	9-15-2024	485,000	497,998
Apache Corporation	4.63	11-15-2025	70,000	74,286
Buckeye Partners LP	4.15	7-1-2023	200,000	206,846
Continental Resources Incorporated	4.50	4-15-2023	600,000	626,400
Crestwood Midstream Partners LP	5.75	4-1-2025	225,000	230,558
DCP Midstream Operating LP	5.38	7-15-2025	455,000	498,407
EnLink Midstream Partners LP	4.15	6-1-2025	870,000	887,852
Enviva Partners LP 144A	6.50	1-15-2026	645,000	675,960
EQT Corporation	7.63	2-1-2025	85,000	99,272
New Fortress Energy Incorporated 144A	6.50	9-30-2026	220,000	221,375
Occidental Petroleum Corporation (3 Month LIBOR+1.45%) ±	1.61	8-15-2022	120,000	119,102
Occidental Petroleum Corporation	8.00	7-15-2025	305,000	358,714
Ovintiv Exploration Incorporated	3.90	11-15-2021	155,000	155,726
Ovintiv Exploration Incorporated	5.75	1-30-2022	90,000	92,976
Southwestern Energy Company	6.45	1-23-2025	90,000	98,570
Tallgrass Energy Partners LP 144A	7.50	10-1-2025	225,000	245,664
				5,089,706
Financials: 1.75%
Consumer finance: 0.75%
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	340,000	361,250
Navient Corporation	7.25	9-25-2023	145,000	158,956
SLM Corporation	5.50	1-25-2023	470,000	491,738
Springleaf Finance Corporation	6.13	3-15-2024	295,000	317,863
Springleaf Finance Corporation	8.88	6-1-2025	414,000	455,918
				1,785,725
Diversified financial services: 0.19%
United Shore Financial Services LLC 144A	5.50	11-15-2025	450,000	463,172
Insurance: 0.34%
Genworth Mortgage Holding Incorporated 144A	6.50	8-15-2025	750,000	813,750
The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  29

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Mortgage REITs: 0.22%
Starwood Property Trust Incorporated	4.75%	3-15-2025	$320,000	$ 333,696
Starwood Property Trust Incorporated	5.00	12-15-2021	180,000	181,183
				514,879
Thrifts & mortgage finance: 0.25%
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	545,000	549,769
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	53,000	53,928
				603,697
Health care: 0.81%
Health care providers & services: 0.81%
HealthSouth Corporation	5.13	3-15-2023	193,000	193,193
Magellan Health Incorporated	4.90	9-22-2024	723,000	793,529
Molina Healthcare Incorporated	5.38	11-15-2022	400,000	418,088
Select Medical Corporation 144A	6.25	8-15-2026	284,000	299,444
Tenet Healthcare Corporation	4.63	7-15-2024	240,000	243,456
				1,947,710
Industrials: 2.30%
Aerospace & defense: 0.32%
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	200,000	204,750
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	525,000	553,219
				757,969
Airlines: 1.28%
American Airlines Group Incorporated 144A	5.00	6-1-2022	430,000	428,925
American Airlines Group Incorporated 144A	5.50	4-20-2026	385,000	405,213
Delta Air Lines Incorporated 144A	4.50	10-20-2025	995,000	1,074,352
Hawaiian Airlines Incorporated	3.90	7-15-2027	143,080	138,730
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	850,000	933,130
United Airlines Incorporated 144A	4.38	4-15-2026	90,000	93,263
				3,073,613
Commercial services & supplies: 0.37%
Corecivic Incorporated	8.25	4-15-2026	200,000	195,120
Covanta Holding Corporation	5.88	7-1-2025	65,000	67,113
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	620,000	634,725
				896,958
Construction & engineering: 0.05%
Taylor Morrison Communities Incorporated 144A	5.88	4-15-2023	110,000	117,425
Electronic equipment, instruments & components: 0.03%
Wesco Distribution Incorporated 144A	7.13	6-15-2025	55,000	59,397
Machinery: 0.00%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	10,000	10,700
Road & rail: 0.09%
Uber Technologies Incorporated 144A	8.00	11-1-2026	195,000	210,559
Trading companies & distributors: 0.16%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	358,000	371,425
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Real Return Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Information technology: 0.60%
IT services: 0.45%
Cardtronics Incorporated 144A	5.50%	5-1-2025	$295,000	$ 303,113
Sabre GLBL Incorporated 144A	9.25	4-15-2025	585,000	684,450
Square Incorporated 144A	2.75	6-1-2026	85,000	85,689
				1,073,252
Software: 0.05%
NortonLifeLock Incorporated 144A	5.00	4-15-2025	120,000	121,284
Technology hardware, storage & peripherals: 0.10%
Dell International LLC 144A	7.13	6-15-2024	245,000	249,900
Materials: 0.50%
Chemicals: 0.09%
Kraton Polymers LLC 144A	4.25	12-15-2025	220,000	222,803
Containers & packaging: 0.11%
Sealed Air Corporation 144A	5.13	12-1-2024	50,000	54,438
Sealed Air Corporation 144A	5.25	4-1-2023	190,000	200,213
				254,651
Metals & mining: 0.22%
Cleveland-Cliffs Incorporated 144A	6.75	3-15-2026	195,000	210,594
Cleveland-Cliffs Incorporated 144A	9.88	10-17-2025	274,000	320,595
				531,189
Paper & forest products: 0.08%
Clearwater Paper Corporation 144A	5.38	2-1-2025	185,000	195,175
Real estate: 0.40%
Equity REITs: 0.40%
Service Properties Trust Company	4.35	10-1-2024	500,000	491,123
Service Properties Trust Company	7.50	9-15-2025	420,000	469,486
				960,609
Utilities: 0.39%
Electric utilities: 0.04%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	100,000	105,950
Independent power & renewable electricity producers: 0.35%
TerraForm Power Operating LLC 144A	4.25	1-31-2023	600,000	617,580
Vistra Operations Company LLC 144A	5.63	2-15-2027	200,000	207,500
				825,080
Total Corporate bonds and notes (Cost $30,576,823)				31,316,426
Loans: 4.03%
Communication services: 0.81%
Entertainment: 0.05%
Live Nation Entertainment Incorporated (1 Month LIBOR+1.75%) ±	1.88	10-17-2026	124,013	121,006
The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  31

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Media: 0.49%
CSC Holdings LLC (1 Month LIBOR+2.50%) ±	2.60%	4-15-2027	$366,972	$ 364,495
Diamond Sports Group LLC (1 Month LIBOR+3.25%) ±	3.35	8-24-2026	344,750	246,820
Hubbard Radio LLC (3 Month LIBOR+4.25%) ±	5.25	3-28-2025	75,000	73,625
Nexstar Broadcasting Incorporated (1 Month LIBOR+2.50%) ±	2.61	9-18-2026	325,000	323,872
Virgin Media Bristol LLC (1 Month LIBOR+2.50%) ±	2.60	1-31-2028	175,000	173,906
				1,182,718
Wireless telecommunication services: 0.27%
Consolidated Communications Holdings Incorporated (1 Month LIBOR+3.50%) ±	4.25	10-2-2027	211,000	211,038
SBA Senior Finance II LLC (1 Month LIBOR+1.75%) ±	1.85	4-11-2025	426,404	423,385
				634,423
Consumer discretionary: 0.32%
Auto components: 0.09%
Clarios Global LP (1 Month LIBOR+3.25%) ±	3.34	4-30-2026	216,466	215,316
Hotels, restaurants & leisure: 0.12%
Carnival Corporation (1 Month LIBOR+7.50%) ±	8.50	6-30-2025	49,625	49,790
Carnival Corporation 2021 Term Loan B (1 Month LIBOR+3.75%) <±	3.75	6-30-2025	30,000	30,100
Wyndham Hotels & Resorts Incorporated (3 Month LIBOR+1.75%) ±	1.84	5-30-2025	214,500	212,724
				292,614
Specialty retail: 0.11%
Rent-A-Center Incorporated (1 Month LIBOR+4.00%) ±	4.75	2-17-2028	200,000	201,084
Sally Beauty Holdings Incorporated (3 Month LIBOR+2.25%) ‡±	2.35	7-5-2024	64,064	63,984
				265,068
Consumer staples: 0.04%
Food products: 0.04%
Prestige Brands Incorporated (3 Month LIBOR+2.00%) ±	2.09	1-26-2024	90,468	90,581
Energy: 0.16%
Oil, gas & consumable fuels: 0.16%
Apergy Corporation (1 Month LIBOR+5.00%) ‡±	6.00	6-3-2027	331,360	337,573
NGPL Holdco LLC (1 Month LIBOR+3.75%) ‡±	4.75	4-14-2028	55,000	55,035
				392,608
Financials: 0.22%
Diversified financial services: 0.22%
Delos Finance SARL (3 Month LIBOR+1.75%) ±	1.95	10-6-2023	140,000	139,825
Resolute Investment Managers Incorporated (1 Month LIBOR+3.75%) ‡±	4.75	4-30-2024	105,000	105,131
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR+3.00%) ±	4.50	5-30-2025	285,000	282,595
				527,551
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Real Return Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Health care: 0.68%
Health care equipment & supplies: 0.24%
Oorth Clinical Diagnistics SA Term Loan (3 Month LIBOR+3.00%) ±	3.11%	6-30-2025	$220,000	$ 220,000
Surgery Center Holdings Incorporated (1 Month LIBOR+3.75%) <±	4.50	8-31-2026	349,509	349,946
				569,946
Health care providers & services: 0.25%
National Mentor Holdings Incorporated (1 Month LIBOR+3.75%) <±	3.75	3-2-2028	2,836	2,838
National Mentor Holdings Incorporated (1 Month LIBOR+3.75%) <±	4.50	2-18-2028	57,726	57,762
National Mentor Holdings Incorporated (1 Month LIBOR+3.75%) <±	4.50	2-18-2028	1,924	1,925
Select Medical Corporation (3 Month LIBOR+2.25%) ±	2.37	3-6-2025	549,214	544,579
				607,104
Health care technology: 0.04%
Project Ruby Ultimate Parent Corporation (1 Month LIBOR+3.25%) ±	4.00	3-3-2028	90,000	89,789
Pharmaceuticals: 0.15%
Bausch Health Companies Incorporated (3 Month LIBOR+3.00%) ±	3.09	6-2-2025	367,701	366,138
Industrials: 0.98%
Aerospace & defense: 0.10%
Rexnord LLC (1 Month LIBOR+1.75%) ±	1.84	8-21-2024	156,250	155,998
Spirit AeroSystems Holdings Incorporated (1 Month LIBOR+5.25%) ‡±	6.00	1-15-2025	74,813	75,280
				231,278
Airlines: 0.46%
AAdvantage American Airlines Incorporated (1 Month LIBOR+4.75%) ±	5.50	4-20-2028	365,000	375,950
JetBlue Airways Corporation (1 Month LIBOR+5.25%) ±	6.25	6-17-2024	207,308	211,800
Mileage Plus Holdings LLC (1 Month LIBOR+5.25%) ±	6.25	6-21-2027	210,000	223,965
SkyMiles IP Limited (3 Month LIBOR+3.75%) ±	4.75	10-20-2027	215,000	225,189
United Airlines Incorporated (1 Month LIBOR+3.75%) ±	4.50	4-21-2028	60,000	60,525
				1,097,429
Building products: 0.09%
Advanced Drainage Systems Incorporated (1 Month LIBOR+2.25%) ±	2.38	7-31-2026	219,750	220,163
Commercial services & supplies: 0.16%
Aramark Services Incorporated (1 Month LIBOR+1.75%) ±	1.84	3-11-2025	364,323	359,572
KAR Auction Services Incorporated (1 Month LIBOR+2.25%) ±	2.38	9-19-2026	38,578	37,710
				397,282
Industrial conglomerates: 0.06%
Werner Finco LP (3 Month LIBOR+4.00%) ‡±	5.00	7-24-2024	134,651	134,651
The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  33

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Road & rail: 0.05%
Uber Technologies Incorporated (1 Month LIBOR+3.50%) ±	3.59%	4-4-2025	$119,692	$ 119,628
Software: 0.06%
SS&C Technologies Incorporated (1 Month LIBOR+1.75%) <±	1.84	4-16-2025	83,606	82,655
SS&C Technologies Incorporated (1 Month LIBOR+1.75%) ±	1.84	4-16-2025	63,106	62,389
				145,044
Information technology: 0.29%
Electronic equipment, instruments & components: 0.08%
CDW LLC (1 Month LIBOR+1.75%) ±	1.85	10-13-2026	193,893	194,136
IT services: 0.08%
Sabre GLBL Incorporated (1 Month LIBOR+4.00%) ±	4.75	12-17-2027	189,525	190,473
Semiconductors & semiconductor equipment: 0.13%
ON Semiconductor Corporation (1 Month LIBOR+2.00%) ±	2.09	9-19-2026	310,275	309,800
Materials: 0.44%
Chemicals: 0.05%
Ineos US Finance LLC (3 Month LIBOR+2.00%) ±	2.09	4-1-2024	108,270	107,091
Containers & packaging: 0.39%
Flex Acquisition Company Incorporated (3 Month LIBOR+3.25%) ±	3.45	6-29-2025	180,000	177,899
Flex Acquisition Company Incorporated (1 Month LIBOR+3.50%) ±	4.00	2-23-2028	326,000	324,080
Graham Packaging Company Incorporated (1 Month LIBOR+3.00%) ±	3.75	8-4-2027	220,000	219,850
Reynolds Group Holdings Incorporated (1 Month LIBOR+2.75%) ±	2.84	2-5-2023	215,000	214,432
				936,261
Utilities: 0.09%
Electric utilities: 0.09%
ExGen Renewables IV LLC (1 Month LIBOR+2.75%) <±	3.75	12-15-2027	203,975	204,104
Total Loans (Cost $9,748,500)				9,642,202
U.S. Treasury securities: 65.71%
TIPS	0.13	1-15-2023	3,453,313	3,624,360
TIPS	0.13	7-15-2024	5,013,139	5,450,139
TIPS	0.13	10-15-2024	3,818,992	4,157,288
TIPS	0.13	4-15-2025	3,834,360	4,182,233
TIPS	0.13	10-15-2025	2,020,808	2,223,837
TIPS	0.13	4-15-2026	4,135,090	4,546,700
TIPS	0.13	7-15-2026	3,750,728	4,151,704
TIPS	0.13	1-15-2030	4,322,976	4,754,956
TIPS	0.13	7-15-2030	5,422,515	5,986,870
TIPS	0.13	1-15-2031	3,062,043	3,360,188
TIPS	0.13	2-15-2051	1,022,236	1,072,455
TIPS	0.25	1-15-2025	4,639,949	5,073,123
TIPS	0.25	7-15-2029	3,488,894	3,895,676
TIPS	0.25	2-15-2050	1,771,669	1,920,914
TIPS	0.38	7-15-2023	4,750,858	5,092,294
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Real Return Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
TIPS	0.38%	7-15-2025	$6,275,798	$ 6,972,728
TIPS	0.38	1-15-2027	6,857,231	7,667,185
TIPS	0.38	7-15-2027	3,572,481	4,021,999
TIPS	0.50	4-15-2024	3,270,719	3,557,204
TIPS	0.50	1-15-2028	4,042,066	4,568,503
TIPS	0.63	4-15-2023	4,211,214	4,482,259
TIPS	0.63	1-15-2024	5,135,604	5,580,299
TIPS	0.63	1-15-2026	5,511,203	6,190,926
TIPS	0.63	2-15-2043	2,113,590	2,459,208
TIPS	0.75	7-15-2028	3,597,482	4,154,252
TIPS	0.75	2-15-2042	2,853,723	3,398,979
TIPS	0.75	2-15-2045	2,558,420	3,057,680
TIPS	0.88	1-15-2029	2,957,531	3,441,533
TIPS	0.88	2-15-2047	1,618,134	2,009,521
TIPS	1.00	2-15-2046	1,598,211	2,022,115
TIPS	1.00	2-15-2048	1,229,604	1,581,628
TIPS	1.00	2-15-2049	1,404,927	1,819,729
TIPS	1.38	2-15-2044	2,306,628	3,100,593
TIPS	1.75	1-15-2028	2,420,675	2,950,948
TIPS	2.00	1-15-2026	3,002,040	3,574,607
TIPS	2.13	2-15-2040	1,274,218	1,873,444
TIPS	2.13	2-15-2041	1,626,455	2,412,559
TIPS	2.38	1-15-2025	3,090,758	3,632,913
TIPS	2.38	1-15-2027	2,225,806	2,758,316
TIPS	2.50	1-15-2029	2,331,183	3,021,827
TIPS	3.38	4-15-2032	939,916	1,390,220
TIPS	3.63	4-15-2028	1,891,082	2,572,456
TIPS	3.88	4-15-2029	2,480,740	3,511,645
Total U.S. Treasury securities (Cost $142,978,540)				157,278,013
Yankee corporate bonds and notes: 1.12%
Communication services: 0.19%
Media: 0.19%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	65,000	66,788
Videotron Limited	5.00	7-15-2022	375,000	389,063
				455,851
Consumer staples: 0.07%
Food products: 0.07%
Cooke Omega Investments Incorporated 144A	8.50	12-15-2022	165,000	169,538
Energy: 0.18%
Oil, gas & consumable fuels: 0.18%
Northriver Midstream Finance LP 144A	5.63	2-15-2026	425,000	436,798
Financials: 0.16%
Diversified financial services: 0.16%
DAE Funding LLC 144A	2.63	3-20-2025	370,000	373,789
The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  35

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Health care: 0.16%
Pharmaceuticals: 0.16%
Teva Pharmaceutical Finance BV	2.80%	7-21-2023	$310,000	$ 307,094
Teva Pharmaceutical Finance BV	3.65	11-10-2021	70,000	70,350
				377,444
Industrials: 0.10%
Trading companies & distributors: 0.10%
FLY Leasing Limited	5.25	10-15-2024	225,000	229,781
Materials: 0.26%
Chemicals: 0.16%
Park Aerospace Holdings Company 144A	5.50	2-15-2024	345,000	379,167
Metals & mining: 0.10%
Constellium NV Company 144A	5.75	5-15-2024	250,000	252,750
Total Yankee corporate bonds and notes (Cost $2,571,448)				2,675,118

		Yield	Shares
Short-term investments: 0.95%
Investment companies: 0.95%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	2,265,095	2,265,095
Total Short-term investments (Cost $2,265,095)				2,265,095
Total investments in securities (Cost $213,104,277)	99.63%			238,447,562
Other assets and liabilities, net	0.37			894,378
Total net assets	100.00%			$239,341,940

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
♠	The issuer is an affiliate of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
TIPS	Treasury inflation-protected securities
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Real Return Portfolio

Portfolio of investments—May 31, 2021

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 0	$ 2,733,330	$ (2,733,330)	$0	$0	$ 0		0	$ 80#
Wells Fargo Government Money Market Fund Select Class	923,723	103,021,863	(101,680,491)	0	0	2,265,095		2,265,095	1,437
				$0	$0	$2,265,095	0.95%		$1,517

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	14	9-30-2021	$ 3,089,647	$ 3,090,281	$ 634	$0
Short
10-Year U.S. Treasury Notes	(5)	9-21-2021	(660,343)	(659,688)	655	0
10-Year Ultra Futures	(3)	9-21-2021	(435,678)	(434,859)	819	0
U.S. Ultra Bond	(13)	9-21-2021	(2,413,516)	(2,408,250)	5,266	0
5-Year U.S. Treasury Notes	(63)	9-30-2021	(7,803,532)	(7,802,648)	884	0
					$8,258	$0
The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  37

Statement of assets and liabilities—May 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $210,839,182)	$ 236,182,467
Investments in affiliated securites, at value (cost $2,265,095)	2,265,095
Cash at broker segregated for futures contracts	226,000
Foreign currency, at value (cost $5,575)	5,558
Receivable for dividends and interest	893,553
Receivable for investments sold	6,279
Prepaid expenses and other assets	61,520
Total assets	239,640,472
Liabilities
Payable for investments purchased	217,490
Advisory fee payable	66,529
Payable for daily variation margin on open futures contracts	14,031
Overdraft due to custodian bank	482
Total liabilities	298,532
Total net assets	$239,341,940
The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Real Return Portfolio

Statement of operations—year ended May 31, 2021

Investment income
Interest	$ 5,388,000
Dividends (net of foreign withholdings taxes of $1,247)	648,488
Income from affiliated securities	2,120
Total investment income	6,038,608
Expenses
Advisory fee	816,193
Custody and accounting fees	28,353
Professional fees	50,123
Interest holder report expenses	15,470
Trustees’ fees and expenses	19,326
Other fees and expenses	20,674
Total expenses	950,139
Less: Fee waivers and/or expense reimbursements	(154,351)
Net expenses	795,788
Net investment income	5,242,820
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	548,904
Futures contracts	310,755
Net realized gains on investments	859,659
Net change in unrealized gains (losses) on
Unaffiliated securities	12,442,030
Futures contracts	41,150
Net change in unrealized gains (losses) on investments	12,483,180
Net realized and unrealized gains (losses) on investments	13,342,839
Net increase in net assets resulting from operations	$18,585,659
The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  39

Statement of changes in net assets

	Year ended May 31, 2021	Year ended May 31, 2020
Operations
Net investment income	$ 5,242,820	$ 3,780,486
Net realized gains (losses) on investments	859,659	(2,934,511)
Net change in unrealized gains (losses) on investments	12,483,180	8,799,280
Net increase in net assets resulting from operations	18,585,659	9,645,255
Capital transactions
Transactions in investors’ beneficial interests
Contributions	97,022,259	25,838,830
Withdrawals	(38,320,850)	(56,167,504)
Net increase (decrease) in net assets resulting from capital transactions	58,701,409	(30,328,674)
Total increase (decrease) in net assets	77,287,068	(20,683,419)
Net assets
Beginning of period	162,054,872	182,738,291
End of period	$239,341,940	$162,054,872
The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Real Return Portfolio

Financial highlights
	Year ended May 31
	2021	2020	2019	2018	2017
Total return	9.58%	5.92%	2.99%	1.67%	2.65%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.45%	0.45%	0.48%	0.52%
Net expenses[1]	0.39%	0.39%	0.40%	0.41%	0.44%
Net investment income	2.57%	2.16%	2.29%	2.40%	2.36%
Supplemental data
Portfolio turnover rate	20%	24%	39%	29%	25%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  41

Notes to financial statements
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio's advisory agreement and subadvisory agreement. The Portfolio's Board of Trustees approved a new advisory and new subadvisory agreement and approved submitting the agreements to the Portfolio’s interest holders for approval at a special meeting of interest holders expected to be held on August 16, 2021. Interest holders of record of the Portfolio at the close of business on May 28, 2021 are entitled to vote at the meeting. If interest holders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2021, such fair value pricing was not used in pricing foreign securities.

42  |  Wells Fargo Real Return Portfolio

Notes to financial statements
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower

Wells Fargo Real Return Portfolio  |  43

Notes to financial statements
on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Inflation-indexed bonds and TIPS
The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

44  |  Wells Fargo Real Return Portfolio

Notes to financial statements
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $213,527,256 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$25,689,124
Gross unrealized losses	(760,560)
Net unrealized gains	$24,928,564
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer staples	$ 10,753,488	$ 0	$ 0	$ 10,753,488
Energy	2,914,496	0	0	2,914,496
Materials	9,523,751	0	0	9,523,751
Real estate	12,078,973	0	0	12,078,973
Corporate bonds and notes	0	31,316,426	0	31,316,426
Loans	0	8,870,548	771,654	9,642,202
U.S. Treasury securities	157,278,013	0	0	157,278,013
Yankee corporate bonds and notes	0	2,675,118	0	2,675,118
Short-term investments
Investment companies	2,265,095	0	0	2,265,095
	194,813,816	42,862,092	771,654	238,447,562
Futures contracts	8,258	0	0	8,258
Total assets	$194,822,074	$42,862,092	$771,654	$238,455,820
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2021, the Portfolio did not have any transfers into/out of Level 3.

Wells Fargo Real Return Portfolio  |  45

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
For the year ended May 31, 2021, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.28% and declining to 0.18% as the average daily net assets of the Portfolio increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $4,941,269, $0 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended May 31, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$50,723,683	$54,063,422	$10,151,765	$30,156,667
As of May 31, 2021, the Portfolio had unfunded loan commitments of $217,486.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an

46  |  Wells Fargo Real Return Portfolio

Notes to financial statements
advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2021, the Portfolio did not have any securities on loan.
7. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2021, the Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Portfolio had an average notional amount of $3,100,271 in long futures contracts and $11,323,497 in short futures contracts during the year ended May 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Portfolio under the agreement.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.

Wells Fargo Real Return Portfolio  |  47

Notes to financial statements
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's investment adviser, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

48  |  Wells Fargo Real Return Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Wells Fargo Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Real Return Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

Wells Fargo Real Return Portfolio  |  49

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 8% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $118,674 of income dividends paid during the fiscal year ended May 31, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended May 31, 2021, $1,231,500 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 89% of ordinary income dividends qualify as interest dividends for the fiscal year ended May 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

50  |  Wells Fargo Real Return Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Real Return Fund  |  51

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

52  |  Wells Fargo Real Return Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Real Return Fund  |  53

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund and the Portfolio, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund or Portfolio. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 17-19, 2021, the Board received and reviewed a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the Report discussed the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during the stressed market conditions caused by the onset of the COVID-19 pandemic. No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. As applicable to the Fund and the Portfolio, there were no material changes to the Program during the Reporting Period.
Funds Management concluded in the Report that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

54  |  Wells Fargo Real Return Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Real Return Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).
At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Real Return Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Master Portfolio.
The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.
The Boards noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, each Board separately considered for approval a new investment management agreement with Funds Management and, with respect to the Master Portfolio, the Master Trust Board considered for approval a new sub-advisory agreement with the Sub-Adviser (collectively, the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of each respective New Agreement by each Fund’s shareholders. The Boards also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser, as applicable, to continue providing services to the Funds while the Funds continue to seek shareholder approval of the New Agreements. The Boards noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

Wells Fargo Real Return Fund  |  55

Board considerations (unaudited)
After its deliberations, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after its deliberations, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates. The Boards also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Funds.
Fund investment performance and expenses
The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the five- and ten-year periods ended December 31, 2020, and was lower than the average investment performance of its Universe for the one- and three-year periods ended December 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was in range of its benchmark index, the Bloomberg Barclays U.S. TIPS Index, for the five-year period ended December 31, 2020, and lower than its benchmark index for the one-, three- and ten-year periods ended December 31, 2020.
The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.
The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.
The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the

56  |  Wells Fargo Real Return Fund

Board considerations (unaudited)
Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than, equal to or in range of the median net operating expense ratios of its expense Groups for each share class.
With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management, advisory and sub-advisory fee rates
The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.
The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).
The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for each share class, except Class R6. The Funds Trust Board noted that the Management Rate of the Gateway Fund was higher than the sum of the average rates for the Gateway Fund’s expense Group for Class R6.
The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was equal to the median rate for the Master Portfolio’s expense Group.
The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.
The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Real Return Fund  |  57

Board considerations (unaudited)
Profitability
The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.
Economies of scale
The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders of the Funds. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously determined that the compensation payable to Funds Management was reasonable, and approved the continuation of the Gateway Fund Management Agreement for a one-year term. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable, and approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term.

58  |  Wells Fargo Real Return Fund

Board considerations (unaudited)
Board Considerations - New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees of Wells Fargo Funds Trust (“Funds Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) and the Board of Trustees of Wells Fargo Master Trust (“Master Trust”, and the series identified below in which each Fund invests substantially all of its assets, a “Master Portfolio”) approved the continuation of the current investment advisory agreement (the “Current Advisory Agreement”) with Funds Management, the current sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), and the current sub-advisory agreements with Cooke & Bieler, L.P. (“C&B”) and Peregrine Capital Management, LLC (“Peregrine”, and together with C&B, the “Unaffiliated Sub-Advisers”)(collectively, the “Current Agreements”).
Funds Trust	Master Trust
Wells Fargo C&B Large Cap Value Fund	Wells Fargo C&B Large Cap Value Portfolio
Wells Fargo Core Bond Fund	Wells Fargo Core Bond Portfolio
Wells Fargo Emerging Growth Fund	Wells Fargo Emerging Growth Portfolio
Wells Fargo Index Fund	Wells Fargo Index Portfolio
Wells Fargo Real Return Fund	Wells Fargo Real Return Portfolio
Wells Fargo Small Company Growth Fund	Wells Fargo Small Company Growth Portfolio
Wells Fargo Small Company Value Fund	Wells Fargo Small Company Value Portfolio
Each Trustee on the Funds Trust Board and the Master Trust Board of Trustees (collectively, the “Boards”) is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds or the Master Portfolios (collectively, the “Independent Trustees”). The process followed by the Boards in considering and approving the continuation of each Fund’s and Master Portfolio’s Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Funds Management and Wells Capital, which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Boards also approved, as applicable: (i) for Funds Trust, a new investment management agreement with Funds Management (the “New Investment Management Agreement”); (ii) for the Master Trust, a new advisory agreement with Funds Management (the “New Advisory Agreement”); (iii) for Master Trust, a new sub-advisory agreement (the “New WellsCap Sub-Advisory Agreement”) with Wells Capital for Emerging Growth Portfolio, Index Portfolio, Small Company Value Portfolio, Core Bond Portfolio and Real Return Portfolio; (iv) for Master Trust, a new sub-advisory agreement (the “New Peregrine Sub-Advisory Agreement”) with Peregrine for Small Company Growth Portfolio; and (v) for Master Trust, a new sub-advisory agreement (the “New C&B Sub-Advisory Agreement”) with C&B for the C&B Large Cap Value Portfolio, each of which is intended to go into effect upon the closing (the “New Agreements”). The process followed by the Boards in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Boards reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Boards considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Boards.
In providing information to the Boards in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Boards considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management, as well as with Wells Capital and the Unaffiliated Sub-Advisers (collectively, the “Sub-Advisers”), about various topics. In this regard, the Boards review reports of Funds Management at each of their regular

Wells Fargo Real Return Fund  |  59

Board considerations (unaudited)
Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year. The Boards were assisted in their evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Boards in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds and Master Portfolios.
■	Impact of the Transaction on the Funds and their Shareholders and the Master Portfolios and their Interest Holders: (i) information regarding anticipated benefits to the Funds and the Master Portfolios as a result of the Transaction; (ii) a commitment that the Funds and Master Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers and the Unaffiliated Sub-Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s or Master Portfolio’s current investment objectives and principal investments strategies, as applicable; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds or the Master Portfolios as a result of the Transaction.
With respect to the New Agreements, the Boards considered: (i) a representation that, after the closing, all of the Funds and Master Portfolios will continue to be managed and advised by their current Advisers and Unaffiliated Sub-Advisers, as applicable, and that the same portfolio managers are expected to continue to manage the Funds or Master Portfolios, as applicable, after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds or the Master Portfolios by the Advisers and Unaffiliated Sub-Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders and the Master Portfolios and their interest holders in connection with the New Agreement Approval Process, the Boards considered information furnished at prior meetings of the Boards and their committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Boards received information about complex-wide and individual Fund and Master Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund or Master Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s and Master Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers and the Unaffiliated Sub-Advisers, to each Fund or Master Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s) or Master Portfolio(s) as applicable; and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the respective New Agreements is reasonable, approved the respective New Agreements for a two-year term, and

60  |  Wells Fargo Real Return Fund

Board considerations (unaudited)
voted to recommend that Fund shareholders approve the New Agreements. The Boards considered the approval of the New Agreements as part of their consideration of agreements for funds and master portfolios across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds and Master Portfolios by Funds Management and the Sub-Advisers under the Current Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Agreements, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and Wells Capital’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ and Master Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the Master Portfolios. The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Boards considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Boards received assurances from Funds Management that each Fund and Master Portfolio will continue to be advised by its current Sub-Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds and Master Portfolios, respectively, after the closing. With respect to the recruitment and retention of key personnel, the Boards noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Boards recognized that the personnel of the Advisers who had been extended offers may not accept such offers, and personnel changes at the Advisers or the Unaffiliated Sub-Advisers may occur in the future in the ordinary course.
In addition, the Boards considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds and Master Portfolios, as applicable, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Boards also considered the business-related and other risks to which the Advisers and the Unaffiliated Sub-Advisers may be subject in managing the Funds and Master Portfolios, as applicable, and in connection with the Transaction. The Boards also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Boards considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Boards also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers or the Unaffiliated Sub-Advisers to the Funds and their shareholders or to the Master Portfolios and their interest holders, as applicable.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Boards considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Boards received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
The Master Trust Board of Trustees took note of the investment performance of the Master Portfolios in the context of reviewing the investment performance of the Funds.

Wells Fargo Real Return Fund  |  61

Board considerations (unaudited)
In connection with the 2021 Annual Approval Process, the Boards also received and considered information regarding each Fund’s and Portfolio’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Boards considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to each Fund (the “Groups”). The Boards received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
With respect to the Master Portfolios, the Master Trust Board of Trustees reviewed the fee rates that are payable to Funds Management for investment advisory services, which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.
In connection with the New Agreement Approval Process, the Boards received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Boards took into account each Fund’s and Master Portfolio’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management, advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust noted that Funds Management receives no advisory fees from a Fund as long as the Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including allocating the Fund’s assets among the Master Portfolios.
In connection with the 2021 Annual Approval Process, the Board of Trustees of the Trust reviewed and considered the contractual fee rates that are payable by each Fund to Funds Management under the Fund’s Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and subtransfer agency costs (collectively, the “Management Rates”). The Master Trust Board of Trustees reviewed and considered the contractual investment advisory fee rate that is payable by each Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board of Trustees also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).
Among other information reviewed by the Boards in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Boards noted the assurances received by it that there would be no increases to any of the Management Rates, the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Boards also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on their consideration of the factors and information it deemed relevant, including those described here, the Boards determined that the compensation payable to Funds Management under the New Management Agreement and the New Advisory Agreement and payable to the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Boards noted that Wells Capital’s profitability information with respect to providing services to each Fund

62  |  Wells Fargo Real Return Fund

Board considerations (unaudited)
and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Boards did not consider profitability with respect to the Unaffiliated Sub-Advisers, as the sub-advisory fees paid to the Unaffiliated Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Boards received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Boards considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Boards considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Boards noted that if the New Agreements are approved by shareholders and the Transaction closes, the Boards will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements with the Advisers.
Economies of scale
In connection with the 2021 Annual Approval Process, the Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds and the Master Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Boards noted the existence of breakpoints in each Fund’s management fee structure and each Master Portfolio’s advisory fee structure, which operate generally to reduce each Fund’s and Master Portfolio’s and expense ratios as they grows in size, and the size of each Fund and Master Portfolio and in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee and advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Boards noted that NewCo and the Advisers may benefit from possible growth of the Funds and Master Portfolios resulting from enhanced distribution capabilities. However, the Boards noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Boards in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Boards concluded that Funds Management’s arrangements with respect to each Fund and Master Portfolio, including contractual breakpoints and expense limitation arrangements, constitute a reasonable approach to sharing potential economies of scale with the Fund and its shareholders and the Master Portfolio and its interest holders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers as a result of their relationships with the Funds and the Master Portfolios, as applicable. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and Master Portfolios and benefits potentially derived from an increase in Funds Management’s and the Wells Capital’s business as a result of their relationships with the Funds and the Master Portfolios. The Boards noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Boards also reviewed information about any soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Boards received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and the Unaffiliated Sub-Advisers. The information reviewed by the Boards also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of

Wells Fargo Real Return Fund  |  63

Board considerations (unaudited)
the Funds and Master Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Boards did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital and the Unaffiliated Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Boards unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

64  |  Wells Fargo Real Return Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Real Return Fund  |  65

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0621-00770 07-21
A288/AR288 05-21

Annual Report
May 31, 2021
Wells Fargo Diversified
Large Cap Growth Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Diversified Large Cap Growth Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	John R. Campbell, CFA®‡, Joseph M. Eberhardy, CFA®‡, CPA, Vince Fioramonti, CFA®‡, Thomas C. Ognar, CFA®‡
Ten largest holdings (%) as of May 31, 2021[1]
Microsoft Corporation	7.76
Amazon.com Incorporated	6.52
Alphabet Incorporated Class A	3.84
MasterCard Incorporated Class A	3.51
Apple Incorporated	3.03
PayPal Holdings Incorporated	2.50
Alphabet Incorporated Class C	2.32
Facebook Incorporated Class A	2.07
MarketAxess Holdings Incorporated	1.83
Linde plc	1.51
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of May 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Diversified Large Cap Growth Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Common stocks: 99.37%
Communication services: 11.01%
Entertainment: 1.50%
Activision Blizzard Incorporated	34,772	$ 3,381,577
Roku Incorporated †	2,615	906,647
		4,288,224
Interactive media & services: 8.99%
Alphabet Incorporated Class A †	4,650	10,959,353
Alphabet Incorporated Class C †	2,745	6,619,732
Bumble Incorporated Class A †	6,740	321,633
Facebook Incorporated Class A †	17,966	5,905,963
Pinterest Incorporated Class A †	19,068	1,245,140
ZoomInfo Technologies Incorporated †	13,328	584,166
		25,635,987
Media: 0.52%
Discovery Incorporated Class A †«	21,068	676,493
Match Group Incorporated †	5,660	811,531
		1,488,024
Consumer discretionary: 16.19%
Auto components: 0.47%
Lear Corporation	6,990	1,351,586
Diversified consumer services: 0.26%
Chegg Incorporated †	9,580	736,798
Hotels, restaurants & leisure: 1.04%
Airbnb Incorporated Class A †	4,902	688,241
Chipotle Mexican Grill Incorporated †	1,650	2,263,767
		2,952,008
Household durables: 1.18%
PulteGroup Incorporated	28,146	1,626,557
Whirlpool Corporation	7,275	1,724,830
		3,351,387
Internet & direct marketing retail: 6.52%
Amazon.com Incorporated †	5,775	18,613,229
Leisure products: 0.94%
Peloton Interactive Incorporated Class A †	4,235	467,163
The Brunswick Corporation	15,803	1,615,541
YETI Holdings Incorporated †	6,970	610,572
		2,693,276
Multiline retail: 1.05%
Dollar General Corporation	5,941	1,205,785
Target Corporation	7,938	1,801,291
		3,007,076
Specialty retail: 3.01%
Five Below Incorporated †	3,950	727,274
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Large Cap Growth Portfolio  |  3

Portfolio of investments—May 31, 2021

	Shares	Value
Specialty retail (continued)
Floor & Decor Holdings Incorporated Class A †	10,105	$ 993,423
O'Reilly Automotive Incorporated †	3,001	1,605,895
Petco Health & Wellness Company †«	9,995	226,387
RH †	1,675	1,073,759
The Home Depot Incorporated	7,435	2,371,096
The TJX Companies Incorporated	23,325	1,575,371
		8,573,205
Textiles, apparel & luxury goods: 1.72%
Deckers Outdoor Corporation †	3,610	1,210,938
lululemon athletica Incorporated †	7,045	2,276,451
Nike Incorporated Class B	10,475	1,429,419
		4,916,808
Consumer staples: 1.87%
Beverages: 0.63%
Boston Beer Company Incorporated Class A †	1,705	1,804,163
Food & staples retailing: 0.92%
Costco Wholesale Corporation	3,904	1,476,766
Walmart Incorporated	8,068	1,145,898
		2,622,664
Food products: 0.06%
Oatly Group AB ADR †	6,648	157,624
Personal products: 0.26%
The Estee Lauder Companies Incorporated Class A	2,407	737,794
Energy: 0.71%
Oil, gas & consumable fuels: 0.71%
Chevron Corporation	10,256	1,064,470
ConocoPhillips	17,215	959,564
		2,024,034
Financials: 7.81%
Banks: 1.28%
Citizens Financial Group Incorporated	32,953	1,644,355
JPMorgan Chase & Company	12,282	2,017,196
		3,661,551
Capital markets: 5.98%
BlackRock Incorporated	1,984	1,740,047
CME Group Incorporated	1,830	400,331
Evercore Partners Incorporated Class A	12,472	1,819,166
LPL Financial Holdings Incorporated	8,985	1,328,702
MarketAxess Holdings Incorporated	11,202	5,226,181
MSCI Incorporated	3,955	1,851,454
The Goldman Sachs Group Incorporated	6,122	2,277,506
Tradeweb Markets Incorporated Class A	28,825	2,414,959
		17,058,346
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Diversified Large Cap Growth Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Insurance: 0.55%
The Allstate Corporation	11,451	$ 1,564,321
Health care: 12.00%
Biotechnology: 1.92%
AbbVie Incorporated	9,493	1,074,608
Alnylam Pharmaceuticals Incorporated †	1,255	178,197
Amgen Incorporated	4,771	1,135,212
Natera Incorporated †	5,985	563,428
Regeneron Pharmaceuticals Incorporated †	2,129	1,069,673
United Therapeutics Corporation †	7,880	1,464,892
		5,486,010
Health care equipment & supplies: 4.37%
Abbott Laboratories	21,305	2,485,228
Boston Scientific Corporation †	35,342	1,503,802
Edwards Lifesciences Corporation †	41,755	4,004,305
Hologic Incorporated †	16,214	1,022,455
Insulet Corporation †	6,315	1,702,966
Intuitive Surgical Incorporated †	190	160,014
Novocure Limited †	2,255	460,020
Stryker Corporation	4,368	1,115,019
		12,453,809
Health care providers & services: 1.38%
Amedisys Incorporated †	3,550	917,214
Anthem Incorporated	3,880	1,545,094
CVS Health Corporation	17,168	1,484,002
		3,946,310
Health care technology: 0.63%
Veeva Systems Incorporated Class A †	6,182	1,801,064
Life sciences tools & services: 1.16%
Agilent Technologies Incorporated	6,643	917,598
Bio-Techne Corporation	2,450	1,013,884
Repligen Corporation †	7,450	1,360,445
		3,291,927
Pharmaceuticals: 2.54%
Bristol-Myers Squibb Company	17,842	1,172,576
Horizon Therapeutics plc †	13,269	1,216,237
Johnson & Johnson	7,227	1,223,170
Zoetis Incorporated	20,579	3,635,898
		7,247,881
Industrials: 10.03%
Air freight & logistics: 1.82%
FedEx Corporation	10,615	3,341,708
United Parcel Service Incorporated Class B	8,655	1,857,363
		5,199,071
Building products: 1.08%
Advanced Drainage Systems Incorporated	5,755	652,732
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Large Cap Growth Portfolio  |  5

Portfolio of investments—May 31, 2021

	Shares	Value
Building products (continued)
Masco Corporation	23,931	$ 1,443,279
The AZEK Company Incorporated †	22,798	992,397
		3,088,408
Commercial services & supplies: 0.77%
Copart Incorporated †	16,925	2,183,494
Construction & engineering: 0.63%
EMCOR Group Incorporated	14,211	1,792,149
Electrical equipment: 0.98%
Generac Holdings Incorporated †	8,500	2,794,120
Machinery: 1.15%
Cummins Incorporated	5,952	1,531,331
The Timken Company	19,920	1,761,924
		3,293,255
Professional services: 0.77%
CoStar Group Incorporated †	2,563	2,188,802
Road & rail: 2.83%
CSX Corporation	9,688	969,963
J.B. Hunt Transport Services Incorporated	9,215	1,580,741
Norfolk Southern Corporation	7,291	2,048,042
TFI International Incorporated	6,920	663,490
Uber Technologies Incorporated †	27,880	1,417,140
Union Pacific Corporation	6,263	1,407,484
		8,086,860
Information technology: 36.93%
Electronic equipment, instruments & components: 1.03%
CDW Corporation of Delaware	7,933	1,312,277
Zebra Technologies Corporation Class A †	3,297	1,638,774
		2,951,051
IT services: 11.84%
Cognizant Technology Solutions Corporation Class A	16,872	1,207,360
Fidelity National Information Services Incorporated	11,170	1,664,107
Global Payments Incorporated	15,267	2,957,371
MasterCard Incorporated Class A	27,796	10,022,682
MongoDB Incorporated †	3,485	1,017,411
PayPal Holdings Incorporated †	27,403	7,125,328
Shopify Incorporated Class A †	275	341,789
Snowflake Incorporated Class A †	2,000	476,060
Square Incorporated Class A †	8,738	1,944,380
Twilio Incorporated Class A †	5,225	1,755,600
Visa Incorporated Class A	17,697	4,022,528
WEX Incorporated †	6,360	1,245,988
		33,780,604
Semiconductors & semiconductor equipment: 6.02%
Allegro MicroSystems Incorporated †	19,449	509,758
Applied Materials Incorporated	13,678	1,889,342
Intel Corporation	23,247	1,327,869
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Diversified Large Cap Growth Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Semiconductors & semiconductor equipment (continued)
Microchip Technology Incorporated	26,422	$ 4,146,933
Monolithic Power Systems Incorporated	4,155	1,425,664
NVIDIA Corporation	3,655	2,374,946
NXP Semiconductors NV	8,235	1,741,044
Qorvo Incorporated †	9,407	1,718,847
Texas Instruments Incorporated	10,760	2,042,463
		17,176,866
Software: 15.01%
Adobe Incorporated †	3,495	1,763,507
Atlassian Corporation plc Class A †	3,355	782,654
Cloudflare Incorporated Class A †	15,672	1,286,044
Crowdstrike Holdings Incorporated Class A †	2,125	472,069
Dynatrace Incorporated †	52,514	2,717,074
Everbridge Incorporated †	2,830	332,525
Fortinet Incorporated †	8,226	1,797,710
HubSpot Incorporated †	2,594	1,308,362
Microsoft Corporation	88,669	22,138,868
Oracle Corporation	23,096	1,818,579
Procore Technologies Incorporated †«	1,801	155,642
RingCentral Incorporated Class A †	9,395	2,465,906
ServiceNow Incorporated †	6,190	2,933,317
Unity Software Incorporated †	7,908	746,990
Workday Incorporated Class A †	2,645	604,964
Zendesk Incorporated †	8,630	1,179,376
Zoom Video Communications Incorporated †	950	314,954
		42,818,541
Technology hardware, storage & peripherals: 3.03%
Apple Incorporated	69,507	8,661,268
Materials: 2.82%
Chemicals: 1.67%
Ecolab Incorporated	2,055	441,989
Linde plc	14,362	4,317,217
		4,759,206
Metals & mining: 1.15%
Newmont Corporation	19,514	1,433,889
Reliance Steel & Aluminum Company	11,042	1,855,829
		3,289,718
Total Common stocks (Cost $162,192,978)		283,528,519

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Large Cap Growth Portfolio  |  7

Portfolio of investments—May 31, 2021

		Yield	Shares	Value
Short-term investments: 0.90%
Investment companies: 0.90%
Securities Lending Cash Investments LLC ♠∩∞		0.03%	1,198,950	$ 1,198,950
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	1,367,980	1,367,980
Total Short-term investments (Cost $2,566,930)				2,566,930
Total investments in securities (Cost $164,759,908)	100.27%			286,095,449
Other assets and liabilities, net	(0.27)			(758,505)
Total net assets	100.00%			$285,336,944

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer is an affiliate of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 0	$34,512,513	$(33,313,563)	$0	$0	$ 1,198,950		1,198,950	$ 944#
Wells Fargo Government Money Market Fund Select Class	1,015,923	77,328,828	(76,976,771)	0	0	1,367,980		1,367,980	659
				$0	$0	$2,566,930	0.90%		$1,603

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Diversified Large Cap Growth Portfolio

Statement of assets and liabilities—May 31, 2021

Assets
Investments in unaffiliated securities (including $1,161,664 of securities loaned), at value (cost $162,192,978)	$ 283,528,519
Investments in affiliated securites, at value (cost $2,566,930)	2,566,930
Receivable for investments sold	718,672
Receivable for dividends	229,943
Receivable for securities lending income, net	507
Total assets	287,044,571
Liabilities
Payable upon receipt of securities loaned	1,198,038
Overdraft due to custodian bank	167,285
Payable for investments purchased	148,670
Advisory fee payable	135,354
Accrued expenses and other liabilities	58,280
Total liabilities	1,707,627
Total net assets	$285,336,944
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Large Cap Growth Portfolio  |  9

Statement of operations—year ended May 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $5,271)	$ 1,813,900
Income from affiliated securities	9,229
Total investment income	1,823,129
Expenses
Advisory fee	1,590,903
Custody and accounting fees	34,251
Professional fees	43,451
Interest holder report expenses	9,796
Trustees’ fees and expenses	19,645
Other fees and expenses	9,271
Total expenses	1,707,317
Less: Fee waivers and/or expense reimbursements	(238,791)
Net expenses	1,468,526
Net investment income	354,603
Realized and unrealized gains (losses) on investments
Net realized gains on investments	30,420,160
Net change in unrealized gains (losses) on investments	42,384,795
Net realized and unrealized gains (losses) on investments	72,804,955
Net increase in net assets resulting from operations	$73,159,558
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Diversified Large Cap Growth Portfolio

Statement of changes in net assets

	Year ended May 31, 2021	Year ended May 31, 2020
Operations
Net investment income	$ 354,603	$ 1,107,031
Net realized gains on investments	30,420,160	8,813,776
Net change in unrealized gains (losses) on investments	42,384,795	29,761,001
Net increase in net assets resulting from operations	73,159,558	39,681,808
Capital transactions
Transactions in investors’ beneficial interests
Contributions	41,984,976	24,249,945
Withdrawals	(56,173,469)	(88,296,877)
Net decrease in net assets resulting from capital transactions	(14,188,493)	(64,046,932)
Total increase (decrease) in net assets	58,971,065	(24,365,124)
Net assets
Beginning of period	226,365,879	250,731,003
End of period	$285,336,944	$226,365,879
The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Large Cap Growth Portfolio  |  11

Financial highlights
	Year ended May 31
	2021	2020	2019	2018	2017
Total return	35.78%	16.10%	3.79%	24.12%	15.36%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.71%	0.70%	0.80%	0.78%
Net expenses[1]	0.60%	0.62%	0.62%	0.62%	0.62%
Net investment income	0.14%	0.46%	0.68%	0.53%	0.51%
Supplemental data
Portfolio turnover rate	58%	43%	100%	37%	98%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Diversified Large Cap Growth Portfolio

Notes to financial statements
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Large Cap Growth Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio's advisory agreement and subadvisory agreement. The Portfolio's Board of Trustees approved a new advisory and new subadvisory agreement and approved submitting the agreements to the Portfolio’s interest holders for approval at a special meeting of interest holders expected to be held on August 16, 2021. Interest holders of record of the Portfolio at the close of business on May 28, 2021 are entitled to vote at the meeting. If interest holders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign

Wells Fargo Diversified Large Cap Growth Portfolio  |  13

Notes to financial statements
exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $166,160,131 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$122,399,351
Gross unrealized losses	(2,464,033)
Net unrealized gains	$119,935,318

14  |  Wells Fargo Diversified Large Cap Growth Portfolio

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 31,412,235	$0	$0	$ 31,412,235
Consumer discretionary	46,195,373	0	0	46,195,373
Consumer staples	5,322,245	0	0	5,322,245
Energy	2,024,034	0	0	2,024,034
Financials	22,284,218	0	0	22,284,218
Health care	34,227,001	0	0	34,227,001
Industrials	28,626,159	0	0	28,626,159
Information technology	105,388,330	0	0	105,388,330
Materials	8,048,924	0	0	8,048,924
Short-term investments
Investment companies	2,566,930	0	0	2,566,930
Total assets	$286,095,449	$0	$0	$286,095,449
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Wells Fargo Diversified Large Cap Growth Portfolio  |  15

Notes to financial statements
Average daily net assets	Advisory fee
First $500 million	0.650%
Next $500 million	0.625
Next $1 billion	0.600
Next $2 billion	0.575
Next $4 billion	0.550
Next $4 billion	0.525
Next $4 billion	0.500
Over $16 billion	0.475
For the year ended May 31, 2021, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the asset sleeve managed by the Golden Capital team increase and an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of all other asset sleeves increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $141,139,280 and $155,145,249, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2021, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:

16  |  Wells Fargo Diversified Large Cap Growth Portfolio

Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
BNP Paribas Securities Corporation	$628,564	$(628,564)	$0
Citigroup Global Markets Incorporated	320,190	(320,190)	0
JPMorgan Securities LLC	212,910	(212,910)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Portfolio under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.

Wells Fargo Diversified Large Cap Growth Portfolio  |  17

Notes to financial statements
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's investment adviser, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

18  |  Wells Fargo Diversified Large Cap Growth Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Wells Fargo Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified Large Cap Growth Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

Wells Fargo Diversified Large Cap Growth Portfolio  |  19

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

20  |  Wells Fargo Diversified Large Cap Growth Portfolio

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Diversified Large Cap Growth Portfolio  |  21

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

22  |  Wells Fargo Diversified Large Cap Growth Portfolio

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Wells Fargo Diversified Large Cap Growth Portfolio  |  23

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 17-19, 2021, the Board received and reviewed a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the Report discussed the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during the stressed market conditions caused by the onset of the COVID-19 pandemic. No significant liquidity events impacting the Portfolio were noted in the Report. As applicable to the Portfolio, there were no material changes to the Program during the Reporting Period.
Funds Management concluded in the Report that the Program is operating effectively to assess and manage the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.

24  |  Wells Fargo Diversified Large Cap Growth Portfolio

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Large Cap Growth Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolio’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Portfolio while the Portfolio continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

Wells Fargo Diversified Large Cap Growth Portfolio  |  25

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolio.
Portfolio investment performance and expenses
The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was lower than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Portfolio was lower than its benchmark index, the Russell 1000® Growth Index, for all periods under review. The Board received information concerning, and discussed factors contributing to, the underperformance of the Portfolio relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Portfolio’s investment performance.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolio to Funds Management under the Advisory Agreement (the “Advisory Agreement Rate ”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was in range of the median rate for the Portfolio’s expense Group.
The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

26  |  Wells Fargo Diversified Large Cap Growth Portfolio

Board considerations (unaudited)
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Wells Fargo Diversified Large Cap Growth Portfolio  |  27

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.

28  |  Wells Fargo Diversified Large Cap Growth Portfolio

Board considerations (unaudited)
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in

Wells Fargo Diversified Large Cap Growth Portfolio  |  29

Board considerations (unaudited)
managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.

30  |  Wells Fargo Diversified Large Cap Growth Portfolio

Board considerations (unaudited)
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New

Wells Fargo Diversified Large Cap Growth Portfolio  |  31

Board considerations (unaudited)
Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

32  |  Wells Fargo Diversified Large Cap Growth Portfolio

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Diversified Large Cap Growth Portfolio  |  33

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Annual Report
May 31, 2021
Wells Fargo
Disciplined Large Cap Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Disciplined Large Cap Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Justin P. Carr, CFA®‡, Robert M. Wicentowski, CFA®‡
Ten largest holdings (%) as of May 31, 2021[1]
Apple Incorporated	5.20
Microsoft Corporation	5.00
Amazon.com Incorporated	3.37
Alphabet Incorporated Class C	2.09
Alphabet Incorporated Class A	2.01
Facebook Incorporated Class A	1.91
JPMorgan Chase & Company	1.51
Berkshire Hathaway Incorporated Class B	1.46
Johnson & Johnson	1.42
Visa Incorporated Class A	1.26
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of May 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Common stocks: 98.10%
Communication services: 10.11%
Diversified telecommunication services: 1.27%
AT&T Incorporated	67,734	$ 1,993,412
Verizon Communications Incorporated	38,974	2,201,641
		4,195,053
Entertainment: 2.13%
Activision Blizzard Incorporated	12,690	1,234,103
Lions Gate Entertainment Class B †	46,220	803,304
Netflix Incorporated †	3,018	1,517,481
Roku Incorporated †	815	282,569
Take-Two Interactive Software Incorporated †	5,130	951,923
The Walt Disney Company †	12,360	2,208,114
		6,997,494
Interactive media & services: 6.09%
Alphabet Incorporated Class A †	2,806	6,613,321
Alphabet Incorporated Class C †	2,860	6,897,062
Facebook Incorporated Class A †	19,148	6,294,522
Pinterest Incorporated Class A †	4,137	270,146
		20,075,051
Media: 0.52%
Comcast Corporation Class A	26,130	1,498,294
Discovery Incorporated Class A †«	6,468	207,687
		1,705,981
Wireless telecommunication services: 0.10%
Telephone & Data Systems Incorporated	13,173	338,810
Consumer discretionary: 11.93%
Auto components: 0.20%
BorgWarner Incorporated	6,689	343,079
Gentex Corporation	8,588	304,874
		647,953
Automobiles: 1.50%
General Motors Company †	17,890	1,061,056
Tesla Motors Incorporated †	6,188	3,868,861
		4,929,917
Diversified consumer services: 0.26%
Service Corporation International	16,380	868,468
Hotels, restaurants & leisure: 1.27%
Chipotle Mexican Grill Incorporated †	427	585,835
Las Vegas Sands Corporation †	7,515	433,991
McDonald's Corporation	5,639	1,318,906
Royal Caribbean Cruises Limited †	3,294	307,231
Starbucks Corporation	13,618	1,550,818
		4,196,781
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  3

Portfolio of investments—May 31, 2021

	Shares	Value
Household durables: 0.94%
D.R. Horton Incorporated	11,891	$ 1,133,093
Lennar Corporation Class A	3,853	381,486
NVR Incorporated †	148	723,310
PulteGroup Incorporated	15,069	870,838
		3,108,727
Internet & direct marketing retail: 3.61%
Amazon.com Incorporated †	3,438	11,080,915
eBay Incorporated	2,578	156,949
Etsy Incorporated †	3,870	637,505
		11,875,369
Leisure products: 0.62%
Peloton Interactive Incorporated Class A †	1,816	200,323
Polaris Industries Incorporated	8,703	1,142,008
The Brunswick Corporation	6,723	687,292
		2,029,623
Multiline retail: 0.80%
Dollar General Corporation	3,676	746,081
Target Corporation	8,314	1,886,613
		2,632,694
Specialty retail: 2.08%
AutoZone Incorporated †	792	1,114,027
Best Buy Company Incorporated	11,289	1,312,233
Lowe's Companies Incorporated	1,713	333,744
The Home Depot Incorporated	11,417	3,640,995
Tractor Supply Company	2,541	461,700
		6,862,699
Textiles, apparel & luxury goods: 0.65%
lululemon athletica Incorporated †	1,437	464,338
Nike Incorporated Class B	12,243	1,670,680
		2,135,018
Consumer staples: 4.95%
Beverages: 0.65%
Monster Beverage Corporation †	5,845	551,008
PepsiCo Incorporated	4,014	593,831
The Coca-Cola Company	18,100	1,000,749
		2,145,588
Food & staples retailing: 1.40%
Costco Wholesale Corporation	5,621	2,126,256
Sysco Corporation	2,257	182,817
Walmart Incorporated	16,289	2,313,527
		4,622,600
Food products: 0.55%
General Mills Incorporated	8,040	505,394
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Food products (continued)
Pilgrim's Pride Corporation †	19,332	$ 464,741
Tyson Foods Incorporated Class A	10,553	838,964
		1,809,099
Household products: 1.50%
Kimberly-Clark Corporation	6,368	831,852
Spectrum Brands Holdings Incorporated	3,798	337,604
The Procter & Gamble Company	27,877	3,759,213
		4,928,669
Personal products: 0.26%
The Estee Lauder Companies Incorporated Class A	2,792	855,804
Tobacco: 0.59%
Altria Group Incorporated	14,713	724,174
Philip Morris International Incorporated	12,557	1,210,872
		1,935,046
Energy: 2.43%
Energy equipment & services: 0.20%
Baker Hughes Incorporated	15,476	377,614
Helmerich & Payne Incorporated	10,423	294,450
		672,064
Oil, gas & consumable fuels: 2.23%
Chevron Corporation	18,155	1,884,307
ConocoPhillips	16,501	919,766
Diamondback Energy Incorporated	11,798	944,666
EOG Resources Incorporated	12,823	1,030,200
Exxon Mobil Corporation	43,953	2,565,537
		7,344,476
Financials: 12.18%
Banks: 4.35%
Bank of America Corporation	62,141	2,634,157
Citigroup Incorporated	19,821	1,560,111
Citizens Financial Group Incorporated	9,189	458,531
Huntington Bancshares Incorporated	38,436	609,595
JPMorgan Chase & Company	30,337	4,982,549
Popular Incorporated	6,981	569,719
Regions Financial Corporation	18,596	435,332
Signature Bank	4,279	1,068,680
US Bancorp	33,303	2,024,156
		14,342,830
Capital markets: 3.27%
Ameriprise Financial Incorporated	4,519	1,174,217
Bank of New York Mellon Corporation	30,511	1,589,013
BlackRock Incorporated	870	763,025
Intercontinental Exchange Incorporated	4,041	456,148
Morgan Stanley	18,215	1,656,654
Northern Trust Corporation	9,358	1,134,096
Raymond James Financial Incorporated	3,075	407,714
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  5

Portfolio of investments—May 31, 2021

	Shares	Value
Capital markets (continued)
S&P Global Incorporated	1,279	$ 485,342
T. Rowe Price Group Incorporated	3,089	591,080
The Goldman Sachs Group Incorporated	5,808	2,160,692
VIRTU Financial Incorporated Class A	11,570	352,307
		10,770,288
Consumer finance: 0.38%
Capital One Financial Corporation	2,530	406,773
SLM Corporation	18,515	374,929
Synchrony Financial	9,923	470,449
		1,252,151
Diversified financial services: 2.22%
Berkshire Hathaway Incorporated Class B †	16,583	4,799,784
Equitable Holdings Incorporated	41,385	1,313,974
Jefferies Financial Group Incorporated	36,968	1,187,782
		7,301,540
Insurance: 1.96%
Arch Capital Group Limited †	8,408	335,395
Brighthouse Financial Incorporated †	17,782	865,272
Everest Reinsurance Group Limited	1,423	369,923
MetLife Incorporated	26,412	1,726,288
Prudential Financial Incorporated	10,101	1,080,504
Reinsurance Group of America Incorporated	5,052	636,704
The Allstate Corporation	7,114	971,844
The Hartford Financial Services Group Incorporated	7,055	461,044
		6,446,974
Health care: 13.36%
Biotechnology: 2.15%
AbbVie Incorporated	20,802	2,354,786
Amgen Incorporated	5,561	1,323,184
bluebird bio Incorporated †	11,103	345,525
Moderna Incorporated †	1,830	338,568
Sage Therapeutics Incorporated †	4,156	289,258
United Therapeutics Corporation †	6,191	1,150,907
Vertex Pharmaceuticals Incorporated †	6,098	1,272,226
		7,074,454
Health care equipment & supplies: 3.86%
Abbott Laboratories	18,667	2,177,509
ABIOMED Incorporated †	3,068	873,091
Baxter International Incorporated	8,451	693,996
Danaher Corporation	7,110	1,821,155
Edwards Lifesciences Corporation †	11,140	1,068,326
Globus Medical Incorporated Class A †	5,005	360,660
Hologic Incorporated †	12,197	769,143
Intuitive Surgical Incorporated †	1,648	1,387,913
Masimo Corporation †	1,990	429,044
Medtronic plc	22,255	2,817,260
Zimmer Biomet Holdings Incorporated	1,945	327,402
		12,725,499
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Health care providers & services: 2.85%
AmerisourceBergen Corporation	11,383	$ 1,306,085
Anthem Incorporated	2,915	1,160,811
Cardinal Health Incorporated	5,950	333,617
Cigna Corporation	4,566	1,181,909
CVS Health Corporation	10,881	940,554
Humana Incorporated	1,902	832,505
McKesson Corporation	7,951	1,529,693
UnitedHealth Group Incorporated	5,073	2,089,670
		9,374,844
Health care technology: 0.47%
Veeva Systems Incorporated Class A †	5,289	1,540,897
Life sciences tools & services: 0.35%
Thermo Fisher Scientific Incorporated	2,497	1,172,342
Pharmaceuticals: 3.68%
Bristol-Myers Squibb Company	34,717	2,281,601
Eli Lilly & Company	3,692	737,440
Johnson & Johnson	27,582	4,668,254
Merck & Company Incorporated	19,429	1,474,467
Nektar Therapeutics †	15,494	279,977
Pfizer Incorporated	59,081	2,288,207
Royalty Pharma plc Class A	9,935	398,592
		12,128,538
Industrials: 8.78%
Aerospace & defense: 0.74%
General Dynamics Corporation	2,506	475,914
Lockheed Martin Corporation	5,148	1,967,566
		2,443,480
Air freight & logistics: 1.55%
Expeditors International of Washington Incorporated	9,158	1,151,069
FedEx Corporation	5,635	1,773,954
United Parcel Service Incorporated Class B	10,172	2,182,911
		5,107,934
Airlines: 0.32%
Delta Air Lines Incorporated †	21,887	1,043,572
Building products: 0.83%
Carrier Global Corporation	25,881	1,188,714
Masco Corporation	25,411	1,532,537
		2,721,251
Commercial services & supplies: 0.68%
Copart Incorporated †	9,540	1,230,755
Republic Services Incorporated	5,729	625,492
Waste Management Incorporated	2,654	373,365
		2,229,612
Construction & engineering: 0.51%
Quanta Services Incorporated	17,509	1,669,483
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  7

Portfolio of investments—May 31, 2021

	Shares	Value
Electrical equipment: 1.01%
AMETEK Incorporated	3,564	$ 481,496
Eaton Corporation plc	10,837	1,574,074
Generac Holdings Incorporated †	860	282,699
Regal-Beloit Corporation	6,867	976,693
		3,314,962
Industrial conglomerates: 0.33%
Honeywell International Incorporated	4,714	1,088,510
Machinery: 1.87%
AGCO Corporation	7,943	1,099,073
Cummins Incorporated	6,789	1,746,674
Illinois Tool Works Incorporated	1,500	347,640
Oshkosh Corporation	9,733	1,279,306
Parker-Hannifin Corporation	3,128	963,893
The Timken Company	8,402	743,157
		6,179,743
Professional services: 0.26%
CACI International Incorporated Class A †	1,288	328,388
Manpower Incorporated	4,381	530,057
		858,445
Road & rail: 0.35%
Schneider National Incorporated Class B	47,743	1,169,226
Trading companies & distributors: 0.33%
W.W. Grainger Incorporated	2,336	1,079,606
Information technology: 26.36%
Communications equipment: 0.94%
Arista Networks Incorporated †	1,145	388,590
Cisco Systems Incorporated	51,389	2,718,478
		3,107,068
Electronic equipment, instruments & components: 0.68%
Keysight Technologies Incorporated †	3,325	473,414
SYNNEX Corporation	7,908	1,001,153
Zebra Technologies Corporation Class A †	1,516	753,528
		2,228,095
IT services: 4.42%
Accenture plc Class A	7,428	2,095,884
Amdocs Limited	9,189	717,661
Cognizant Technology Solutions Corporation Class A	12,903	923,339
Euronet Worldwide Incorporated †	2,097	313,795
International Business Machines Corporation	3,045	437,688
MasterCard Incorporated Class A	7,865	2,835,962
PayPal Holdings Incorporated †	8,199	2,131,904
Square Incorporated Class A †	1,994	443,705
Twilio Incorporated Class A †	1,556	522,816
Visa Incorporated Class A	18,288	4,156,862
		14,579,616
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Semiconductors & semiconductor equipment: 5.17%
Applied Materials Incorporated	18,169	$ 2,509,684
Broadcom Incorporated	5,481	2,588,841
Enphase Energy Incorporated †	1,692	242,041
Intel Corporation	33,461	1,911,292
KLA Corporation	2,229	706,348
Lam Research Corporation	2,053	1,334,142
Micron Technology Incorporated †	14,509	1,220,787
NVIDIA Corporation	5,743	3,731,687
Qorvo Incorporated †	5,359	979,196
QUALCOMM Incorporated	13,386	1,800,952
		17,024,970
Software: 9.57%
Adobe Incorporated †	5,002	2,523,909
Autodesk Incorporated †	960	274,426
Cadence Design Systems Incorporated †	6,339	804,990
Crowdstrike Holdings Incorporated Class A †	4,096	909,926
DocuSign Incorporated †	1,165	234,887
Dropbox Incorporated Class A †	14,725	402,729
Fortinet Incorporated †	5,870	1,282,830
HubSpot Incorporated †	907	457,473
Intuit Incorporated	4,039	1,773,485
Microsoft Corporation	65,989	16,476,134
Oracle Corporation	29,579	2,329,050
Paycom Software Incorporated †	648	213,581
Salesforce.com Incorporated †	7,703	1,834,084
ServiceNow Incorporated †	1,049	497,100
Synopsys Incorporated †	2,627	668,151
The Trade Desk Incorporated †	308	181,147
Zoom Video Communications Incorporated †	2,008	665,712
		31,529,614
Technology hardware, storage & peripherals: 5.58%
Apple Incorporated	137,463	17,129,264
Dell Technologies Incorporated †	5,916	583,554
HP Incorporated	22,477	657,003
		18,369,821
Materials: 3.53%
Chemicals: 1.08%
Dow Incorporated	7,609	520,608
Eastman Chemical Company	8,218	1,030,537
Element Solutions Incorporated	8,732	204,241
LyondellBasell Industries NV Class A	7,515	846,339
NewMarket Corporation	640	219,667
The Chemours Company	20,749	745,512
		3,566,904
Containers & packaging: 1.26%
Avery Dennison Corporation	3,132	690,700
Berry Global Group Incorporated †	13,421	915,446
Packaging Corporation of America	5,026	747,115
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  9

Portfolio of investments—May 31, 2021

	Shares	Value
Containers & packaging (continued)
Sealed Air Corporation	17,872	$ 1,016,202
WestRock Company	13,650	796,068
		4,165,531
Metals & mining: 1.19%
Newmont Corporation	10,753	790,130
Nucor Corporation	11,771	1,206,998
Reliance Steel & Aluminum Company	8,690	1,460,528
Steel Dynamics Incorporated	7,171	447,686
		3,905,342
Real estate: 2.63%
Equity REITs: 2.63%
Alexandria Real Estate Equities Incorporated	3,144	560,449
American Tower Corporation	6,445	1,646,440
AvalonBay Communities Incorporated	4,467	924,401
Equinix Incorporated	886	652,734
Essex Property Trust Incorporated	2,739	808,799
Gaming and Leisure Properties Incorporated	11,000	509,960
Invitation Homes Incorporated	21,742	788,582
Prologis Incorporated	16,896	1,991,025
Spirit Realty Capital Incorporated REIT	7,285	344,289
Store Capital Corporation	12,995	447,028
		8,673,707
Utilities: 1.84%
Electric utilities: 1.00%
Exelon Corporation	3,101	139,917
NRG Energy Incorporated	32,584	1,047,576
PPL Corporation	23,435	682,193
The Southern Company	22,446	1,434,748
		3,304,434
Independent power & renewable electricity producers: 0.42%
AES Corporation	45,989	1,168,580
Vistra Energy Corporation	13,069	211,326
		1,379,906
Multi-utilities: 0.42%
Dominion Energy Incorporated	4,101	312,250
Sempra Energy	7,871	1,066,442
		1,378,692
Total Common stocks (Cost $205,548,808)		323,162,865

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2021

		Yield	Shares	Value
Short-term investments: 1.62%
Investment companies: 1.62%
Securities Lending Cash Investments LLC ♠∩∞		0.03%	202,520	$ 202,520
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	5,124,422	5,124,422
Total Short-term investments (Cost $5,326,942)				5,326,942
Total investments in securities (Cost $210,875,750)	99.72%			328,489,807
Other assets and liabilities, net	0.28			919,806
Total net assets	100.00%			$329,409,613

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer is an affiliate of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 0	$ 7,718,420	$ (7,515,900)	$0	$0	$ 202,520		202,520	$ 214#
Wells Fargo Government Money Market Fund Select Class	8,289,328	121,763,928	(124,928,834)	0	0	5,124,422		5,124,422	4,127
				$0	$0	$5,326,942	1.62%		$4,341

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	25	6-18-2021	$5,278,311	$5,253,000	$0	$(25,311)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  11

Statement of assets and liabilities—May 31, 2021

Assets
Investments in unaffiliated securities (including $195,871 of securities loaned), at value (cost $205,548,808)	$ 323,162,865
Investments in affiliated securites, at value (cost $5,326,942)	5,326,942
Cash	6,177
Cash at broker segregated for futures contracts	693,000
Receivable for dividends	447,851
Receivable for daily variation margin on open futures contracts	4,251
Receivable for securities lending income, net	15
Prepaid expenses and other assets	44,487
Total assets	329,685,588
Liabilities
Payable upon receipt of securities loaned	202,520
Advisory fee payable	69,954
Accrued expenses and other liabilities	3,501
Total liabilities	275,975
Total net assets	$329,409,613
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Disciplined Large Cap Portfolio

Statement of operations—year ended May 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $33,298)	$ 5,286,758
Income from affiliated securities	23,200
Interest	1,171
Total investment income	5,311,129
Expenses
Advisory fee	805,304
Custody and accounting fees	40,268
Professional fees	46,126
Interest holder report expenses	12,689
Trustees’ fees and expenses	19,471
Other fees and expenses	12,620
Total expenses	936,478
Net investment income	4,374,651
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	19,123,596
Futures contracts	2,804,989
Net realized gains on investments	21,928,585
Net change in unrealized gains (losses) on
Unaffiliated securities	84,496,258
Futures contracts	(336,731)
Net change in unrealized gains (losses) on investments	84,159,527
Net realized and unrealized gains (losses) on investments	106,088,112
Net increase in net assets resulting from operations	$110,462,763
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  13

Statement of changes in net assets

	Year ended May 31, 2021	Year ended May 31, 2020
Operations
Net investment income	$ 4,374,651	$ 5,191,095
Net realized gains (losses) on investments	21,928,585	(4,575,202)
Net change in unrealized gains (losses) on investments	84,159,527	37,310,665
Net increase in net assets resulting from operations	110,462,763	37,926,558
Capital transactions
Transactions in investors’ beneficial interests
Contributions	87,991,362	83,932,662
Withdrawals	(122,800,676)	(180,669,198)
Net decrease in net assets resulting from capital transactions	(34,809,314)	(96,736,536)
Total increase (decrease) in net assets	75,653,449	(58,809,978)
Net assets
Beginning of period	253,756,164	312,566,142
End of period	$ 329,409,613	$ 253,756,164
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Disciplined Large Cap Portfolio

Financial highlights
	Year ended May 31
	2021	2020	2019 [1]
Total return[2]	41.79%	11.56%	(2.40)%
Ratios to average net assets (annualized)
Gross expenses	0.29%	0.29%	0.28%
Net expenses	0.29%	0.29%	0.28%
Net investment income	1.36%	1.82%	1.84%
Supplemental data
Portfolio turnover rate	53%	81%	92%

[1]	For the period from June 12, 2018 (commencement of operations) to May 31, 2019.
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  15

Notes to financial statements
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined Large Cap Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio's advisory agreement and subadvisory agreement. The Portfolio's Board of Trustees approved a new advisory and new subadvisory agreement and approved submitting the agreements to the Portfolio’s interest holders for approval at a special meeting of interest holders expected to be held on August 16, 2021. Interest holders of record of the Portfolio at the close of business on May 28, 2021 are entitled to vote at the meeting. If interest holders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

16  |  Wells Fargo Disciplined Large Cap Portfolio

Notes to financial statements
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo Disciplined Large Cap Portfolio  |  17

Notes to financial statements
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $217,499,463 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$118,243,194
Gross unrealized losses	(7,278,161)
Net unrealized gains	$110,965,033
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 33,312,389	$0	$0	$ 33,312,389
Consumer discretionary	39,287,249	0	0	39,287,249
Consumer staples	16,296,806	0	0	16,296,806
Energy	8,016,540	0	0	8,016,540
Financials	40,113,783	0	0	40,113,783
Health care	44,016,574	0	0	44,016,574
Industrials	28,905,824	0	0	28,905,824
Information technology	86,839,184	0	0	86,839,184
Materials	11,637,777	0	0	11,637,777
Real estate	8,673,707	0	0	8,673,707
Utilities	6,063,032	0	0	6,063,032
Short-term investments
Investment companies	5,326,942	0	0	5,326,942
Total assets	$328,489,807	$0	$0	$328,489,807
Liabilities
Futures contracts	$ 25,311	$0	$0	$ 25,311
Total liabilities	$ 25,311	$0	$0	$ 25,311
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.

18  |  Wells Fargo Disciplined Large Cap Portfolio

Notes to financial statements
For the year ended May 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $1 billion	0.250%
Next $4 billion	0.225
Over $5 billion	0.200
For the year ended May 31, 2021, the advisory fee was equivalent to an annual rate of 0.25% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.15% as the average daily net assets of the Portfolio increase.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $163,801,637 and $188,530,877, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2021, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Citigroup Global Markets Inc.	$195,871	$(195,871)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

Wells Fargo Disciplined Large Cap Portfolio  |  19

Notes to financial statements
7. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2021, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $7,270,689 in long futures contracts during the year ended May 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Portfolio under the agreement.
9. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
11. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
13. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.

20  |  Wells Fargo Disciplined Large Cap Portfolio

Notes to financial statements
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's investment adviser, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

Wells Fargo Disciplined Large Cap Portfolio  |  21

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Wells Fargo Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Disciplined Large Cap Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended and the period from June 12, 2018 (commencement of operations) to May 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from June 12, 2018 to May 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

22  |  Wells Fargo Disciplined Large Cap Portfolio

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Disciplined Large Cap Portfolio  |  23

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

24  |  Wells Fargo Disciplined Large Cap Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Disciplined Large Cap Portfolio  |  25

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

26  |  Wells Fargo Disciplined Large Cap Portfolio

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 17-19, 2021, the Board received and reviewed a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the Report discussed the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during the stressed market conditions caused by the onset of the COVID-19 pandemic. No significant liquidity events impacting the Portfolio were noted in the Report. As applicable to the Portfolio, there were no material changes to the Program during the Reporting Period.
Funds Management concluded in the Report that the Program is operating effectively to assess and manage the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.

Wells Fargo Disciplined Large Cap Portfolio  |  27

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Disciplined Large Cap Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolio’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Portfolio while the Portfolio continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

28  |  Wells Fargo Disciplined Large Cap Portfolio

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolio.
Portfolio investment performance and expenses
The Board noted that the Portfolio had recently commenced operations and only had a one-year period of performance history to review. The Board considered the investment performance results for the Portfolio over the one-year period ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the Wells Fargo Factor Enhanced Large Cap Index, for the one-year period under review.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolio to Funds Management under the Advisory Agreement (the “Advisory Agreement Rate ”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was equal to the median rate for the Portfolio’s expense Group.
The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Disciplined Large Cap Portfolio  |  29

Board considerations (unaudited)
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

30  |  Wells Fargo Disciplined Large Cap Portfolio

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.

Wells Fargo Disciplined Large Cap Portfolio  |  31

Board considerations (unaudited)
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in

32  |  Wells Fargo Disciplined Large Cap Portfolio

Board considerations (unaudited)
managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.

Wells Fargo Disciplined Large Cap Portfolio  |  33

Board considerations (unaudited)
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New

34  |  Wells Fargo Disciplined Large Cap Portfolio

Board considerations (unaudited)
Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

Wells Fargo Disciplined Large Cap Portfolio  |  35

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

36  |  Wells Fargo Disciplined Large Cap Portfolio

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Annual Report
May 31, 2021
Wells Fargo Disciplined
International Developed
Markets Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Disciplined International Developed Markets Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Justin P. Carr, CFA®‡, Vince Fioramonti, CFA®‡
Ten largest holdings (%) as of May 31, 2021[1]
Nestle SA	2.03
ASML Holding NV	1.61
Roche Holding AG	1.45
LVMH Moët Hennessy Louis Vuitton SE	1.21
Novartis AG	1.08
Toyota Motor Corporation	0.93
AIA Group Limited	0.91
Novo Nordisk AS Class B	0.84
AstraZeneca plc	0.83
SAP SE	0.82
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of May 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

Geographic allocation as of May 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Common stocks: 97.99%
Australia: 6.95%
Afterpay Limited (Information technology, IT services) †	2,575	$ 184,891
Aristocrat Leisure Limited (Consumer discretionary, Hotels, restaurants & leisure)	10,435	331,505
Aurizon Holdings Limited (Industrials, Road & rail)	100,015	280,194
Australia & New Zealand Banking Group Limited (Financials, Banks)	40,617	902,455
BHP Billiton Limited (Materials, Metals & mining)	39,966	1,479,985
Brambles Limited (Industrials, Commercial services & supplies)	46,894	392,671
Coles Group Liimited (Consumer staples, Food & staples retailing)	19,549	250,687
Commonwealth Bank of Australia (Financials, Banks)	19,233	1,484,274
CSL Limited (Health care, Biotechnology)	6,096	1,369,122
Fortescue Metals Group Limited (Materials, Metals & mining)	27,922	484,686
Goodman Group (Real estate, Equity REITs)	25,146	378,117
Macquarie Group Limited (Financials, Capital markets)	3,487	409,997
National Australia Bank Limited (Financials, Banks)	42,756	891,745
Newcrest Mining Limited (Materials, Metals & mining)	9,755	213,799
Rio Tinto Limited (Materials, Metals & mining)	5,765	552,025
Santos Limited (Energy, Oil, gas & consumable fuels)	49,932	261,609
Scentre Group (Real estate, Equity REITs)	110,206	231,984
Sonic Healthcare Limited (Health care, Health care providers & services)	9,537	256,774
Stockland Corporation Limited (Real estate, Equity REITs)	57,473	207,714
Tabcorp Holdings Limited (Consumer discretionary, Hotels, restaurants & leisure)	92,335	365,151
The GPT Group (Real estate, Equity REITs)	65,159	231,962
Transurban Group (Industrials, Transportation infrastructure)	35,958	386,251
Wesfarmers Limited (Consumer discretionary, Multiline retail)	18,456	791,141
Westpac Banking Corporation (Financials, Banks)	42,245	863,760
Woodside Petroleum Limited (Energy, Oil, gas & consumable fuels)	32,991	556,847
Woolworths Group Limited (Consumer staples, Food & staples retailing)	14,490	466,719
		14,226,065
Austria: 0.12%
Erste Bank Der Oesterreichischen Sparkassen AG (Financials, Banks)	6,157	253,128
Belgium: 0.68%
Anheuser-Busch InBev SA (Consumer staples, Beverages)	7,928	596,809
Colruyt SA (Consumer staples, Food & staples retailing)	3,697	225,049
KBC Group NV (Financials, Banks)	4,367	357,152
Umicore SA (Materials, Chemicals)	3,726	223,580
		1,402,590
Denmark: 2.78%
A.P. Moller - Maersk AS Class B (Industrials, Marine)	211	558,582
Carlsberg AS Class B (Consumer staples, Beverages)	1,513	277,640
Coloplast AS Class B (Health care, Health care equipment & supplies)	1,823	287,944
Danske Bank AS (Financials, Banks)	14,254	264,846
DSV Panalpina AS (Industrials, Air freight & logistics)	3,057	740,166
Genmab AS (Health care, Biotechnology) †	1,529	619,228
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  3

Portfolio of investments—May 31, 2021

	Shares	Value
Denmark: (continued)
GN Store Nord AS (Health care, Health care equipment & supplies)	3,748	$ 318,617
Novo Nordisk AS Class B (Health care, Pharmaceuticals)	21,717	1,718,677
Orsted AS (Utilities, Electric utilities) 144A	2,632	399,367
Vestas Wind System AS Class A (Industrials, Electrical equipment)	12,810	498,780
		5,683,847
Finland: 1.34%
Elisa Oyj (Communication services, Diversified telecommunication services)	5,472	322,929
Fortum Oyj (Utilities, Electric utilities)	12,047	343,395
Kesko Oyj Class B (Consumer staples, Food & staples retailing)	7,408	256,094
Kone Oyj Class B (Industrials, Machinery)	3,919	316,966
Neste Oil Oyj (Energy, Oil, gas & consumable fuels)	4,215	277,817
Nokia Oyj (Information technology, Communications equipment) †	89,947	467,245
Nordea Bank AB (Financials, Banks)	48,477	519,878
Sampo Oyj Class A (Financials, Insurance)	5,293	246,604
		2,750,928
France: 11.19%
Air Liquide SA (Materials, Chemicals)	5,090	865,676
Amundi SA (Financials, Capital markets) 144A	2,211	196,560
Arkema SA (Materials, Chemicals) «	1,791	235,986
Atos Origin SA (Information technology, IT services)	3,041	203,933
AXA SA (Financials, Insurance)	26,965	744,556
BNP Paribas SA (Financials, Banks)	17,244	1,177,699
Bolloré SA (Industrials, Air freight & logistics)	72,885	380,752
Bouygues SA (Industrials, Construction & engineering)	5,816	237,402
Capgemini SE (Information technology, IT services)	2,363	441,096
Carrefour SA (Consumer staples, Food & staples retailing) «	13,225	270,399
CNP Assurances SA (Financials, Insurance)	12,572	227,991
Compagnie de Saint-Gobain SA (Industrials, Building products) †	8,379	561,700
Compagnie Generale des Etablissements Michelin SCA (Consumer discretionary, Auto components) «	3,214	494,424
Credit Agricole SA (Financials, Banks) «	19,357	288,830
Danone SA (Consumer staples, Food products)	7,551	538,327
Edenred Group (Information technology, IT services)	6,293	342,214
Eiffage SA (Industrials, Construction & engineering)	3,306	365,221
Engie SA (Utilities, Multi-utilities) «	26,629	395,644
Essilor International (Compagnie Generale d'Optique) (Consumer discretionary, Textiles, apparel & luxury goods)	3,361	583,126
Faurecia SE (Consumer discretionary, Auto components)	209	11,322
Hermes International SA (Consumer discretionary, Textiles, apparel & luxury goods)	382	538,366
Kering SA (Consumer discretionary, Textiles, apparel & luxury goods)	775	709,170
La Francaise Des Jeux SA (Consumer discretionary, Hotels, restaurants & leisure) 144A	4,012	228,378
Legrand SA (Industrials, Electrical equipment)	2,698	282,548
L'Oréal SA (Consumer staples, Personal products)	2,890	1,301,585
LVMH Moët Hennessy Louis Vuitton SE (Consumer discretionary, Textiles, apparel & luxury goods)	3,107	2,477,205
Orange SA (Communication services, Diversified telecommunication services)	29,246	372,298
Pernod-Ricard SA (Consumer staples, Beverages)	2,849	627,624
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
France: (continued)
Publicis Groupe SA (Communication services, Media)	4,826	$ 327,532
Safran SA (Industrials, Aerospace & defense)	3,957	592,078
Sanofi SA (Health care, Pharmaceuticals)	12,429	1,321,840
Sartorius Stedim Biotech SA (Health care, Life sciences tools & services)	481	208,455
Schneider Electric SE (Industrials, Electrical equipment)	7,470	1,182,029
Societe Generale SA (Financials, Banks)	10,755	344,642
Teleperformance SE (Industrials, Professional services)	1,114	428,565
Thales SA (Industrials, Aerospace & defense)	2,404	246,526
Total SA (Energy, Oil, gas & consumable fuels)	27,962	1,296,098
Unibail Rodamco Westfield (Real estate, Equity REITs) †	3,402	296,118
Veolia Environnement SA (Utilities, Multi-utilities)	9,802	308,050
Vinci SA (Industrials, Construction & engineering)	6,664	757,212
Vivendi SE (Communication services, Entertainment) †	13,320	484,090
		22,893,267
Germany: 9.03%
adidas AG (Consumer discretionary, Textiles, apparel & luxury goods)	1,898	692,461
Allianz AG (Financials, Insurance)	5,065	1,334,440
BASF SE (Materials, Chemicals)	12,567	1,024,401
Bayer AG (Health care, Pharmaceuticals)	7,759	488,447
Bayerische Motoren Werke AG (Consumer discretionary, Automobiles)	6,033	639,625
Bechtle AG (Information technology, IT services)	1,126	217,004
Brenntag AG (Industrials, Trading companies & distributors)	3,781	356,664
Continental AG (Consumer discretionary, Auto components)	2,612	386,165
Covestro AG (Materials, Chemicals) 144A	4,330	303,400
Daimler AG (Consumer discretionary, Automobiles)	12,078	1,124,999
Delivery Hero SE (Consumer discretionary, Internet & direct marketing retail) 144A†	1,483	204,017
Deutsche Bank AG (Financials, Capital markets) †	22,719	338,717
Deutsche Boerse AG (Financials, Capital markets)	3,291	538,062
Deutsche Post AG (Industrials, Air freight & logistics)	15,186	1,036,217
Deutsche Telekom AG (Communication services, Diversified telecommunication services)	45,838	952,564
Deutsche Wohnen AG (Real estate, Real estate management & development)	4,286	273,587
E.ON SE (Utilities, Multi-utilities)	29,068	351,441
Heidelbergcement AG (Materials, Construction materials)	4,328	395,138
Hellofresh SE (Consumer discretionary, Internet & direct marketing retail) †	2,940	268,776
Henkel AG & Company KGaA (Consumer staples, Household products)	3,495	345,114
Infineon Technologies AG (Information technology, Semiconductors & semiconductor equipment)	15,397	626,321
LANXESS AG (Materials, Chemicals)	2,715	203,518
LEG Immobilien AG (Real estate, Real estate management & development)	2,159	316,552
Merck KGaA (Health care, Pharmaceuticals)	1,188	214,353
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	1,609	464,641
RWE AG (Utilities, Multi-utilities)	9,543	360,009
SAP SE (Information technology, Software)	12,066	1,674,977
Siemens AG (Industrials, Industrial conglomerates)	10,293	1,669,512
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  5

Portfolio of investments—May 31, 2021

	Shares	Value
Germany: (continued)
Siemens Healthineers AG (Health care, Health care equipment & supplies) 144A	4,186	$ 235,365
Volkswagen AG ADR (Consumer discretionary, Automobiles)	2,489	695,175
Vonovia SE (Real estate, Real estate management & development)	7,769	485,846
Zalando SE (Consumer discretionary, Internet & direct marketing retail) 144A†	2,371	253,464
		18,470,972
Hong Kong: 3.20%
AIA Group Limited (Financials, Insurance)	145,800	1,863,487
Bank of East Asia Limited (Financials, Banks)	103,000	207,289
BOC Hong Kong (Holdings) Limited (Financials, Banks)	187,500	677,628
CK Asset Holdings Limited (Real estate, Real estate management & development)	72,000	476,818
Henderson Land Development Company Limited (Real estate, Real estate management & development)	50,000	239,002
Hong Kong Exchanges & Clearing Limited (Financials, Capital markets)	16,500	1,032,758
Hong Kong Land Holdings Limited (Real estate, Real estate management & development)	48,340	236,866
Jardine Matheson Holdings Limited (Industrials, Industrial conglomerates)	3,600	233,496
New World Development Company Limited (Real estate, Real estate management & development)	43,000	231,857
Sino Land Company (Real estate, Real estate management & development)	190,000	298,166
Sun Hung Kai Properties Limited (Real estate, Real estate management & development)	20,500	314,838
Techtronic Industries Company Limited (Industrials, Machinery)	23,000	424,650
WH Group Limited (Consumer staples, Food products) 144A	365,000	311,791
		6,548,646
Ireland: 0.57%
CRH plc (Materials, Construction materials)	9,711	505,523
DCC plc (Industrials, Industrial conglomerates)	4,352	370,231
Flutter Entertainment plc (Consumer discretionary, Hotels, restaurants & leisure) †	1,597	297,230
		1,172,984
Israel: 0.36%
Check Point Software Technologies Limited (Information technology, Software) †	2,621	306,605
Nice Systems Limited ADR (Information technology, Software) †	1,078	235,643
Wix.com Limited (Information technology, IT services) †	723	187,879
		730,127
Italy: 2.01%
Assicurazioni Generali SpA (Financials, Insurance) «	25,492	524,172
Enel SpA (Utilities, Electric utilities)	95,409	939,900
Eni SpA (Energy, Oil, gas & consumable fuels)	20,407	250,944
FinecoBank SpA (Financials, Banks) †	16,212	272,294
Intesa Sanpaolo SpA (Financials, Banks)	213,330	630,394
Moncler SpA (Consumer discretionary, Textiles, apparel & luxury goods)	3,691	262,327
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Italy: (continued)
Poste Italiane SpA (Financials, Insurance) 144A	35,005	$ 495,050
Snam SpA (Utilities, Gas utilities)	56,333	331,139
UniCredit SpA (Financials, Banks)	31,170	400,220
		4,106,440
Japan: 23.17%
Advantest Corporation (Information technology, Semiconductors & semiconductor equipment)	2,300	207,754
Astellas Pharma Incorporated (Health care, Pharmaceuticals)	25,900	425,201
Bandai Namco Holdings Incorporated (Consumer discretionary, Leisure products)	3,100	222,003
Bridgestone Corporation (Consumer discretionary, Auto components)	9,200	403,829
Brother Industries Limited (Information technology, Technology hardware, storage & peripherals)	18,600	388,512
Canon Incorporated (Information technology, Technology hardware, storage & peripherals)	15,000	350,717
Central Japan Railway Company (Industrials, Road & rail)	2,200	326,815
Chugai Pharmaceutical Company Limited (Health care, Pharmaceuticals)	8,600	329,736
Dai Nippon Printing Company Limited (Industrials, Commercial services & supplies)	19,600	422,289
Dai-ichi Life Holdings Incorporated (Financials, Insurance)	26,200	534,337
Daiichi Sankyo Company Limited (Health care, Pharmaceuticals)	19,200	443,657
Daikin Industries Limited (Industrials, Building products)	3,600	710,366
Daiwa House Industry Company Limited (Real estate, Real estate management & development)	9,600	281,100
DENSO Corporation (Consumer discretionary, Auto components)	4,600	315,223
Dentsu Incorporated (Communication services, Media)	7,200	247,255
Eisai Company Limited (Health care, Pharmaceuticals)	2,900	194,887
ENEOS Holdings Incorporated (Energy, Oil, gas & consumable fuels)	93,900	388,070
FANUC Corporation (Industrials, Machinery)	2,500	600,511
Fast Retailing Company Limited (Consumer discretionary, Specialty retail)	700	570,089
FUJIFILM Holdings Incorporated (Information technology, Technology hardware, storage & peripherals)	4,600	320,391
Fujitsu Limited (Information technology, IT services)	3,700	601,009
Hitachi Limited (Industrials, Industrial conglomerates)	10,900	571,033
Honda Motor Company Limited (Consumer discretionary, Automobiles)	32,000	979,962
Hoya Corporation (Health care, Health care equipment & supplies)	5,400	707,736
Iida Group Holdings Company Limited (Consumer discretionary, Household durables)	13,300	354,213
Itochu Corporation (Industrials, Trading companies & distributors)	20,200	599,414
Itochu Techno-Solutions Corporation (Information technology, IT services)	7,100	223,719
Kao Corporation (Consumer staples, Personal products)	5,500	336,309
KDDI Corporation (Communication services, Wireless telecommunication services)	18,700	634,833
Keyence Corporation (Information technology, Electronic equipment, instruments & components)	2,200	1,082,418
Kirin Holdings Company Limited (Consumer staples, Beverages)	12,200	246,418
Komatsu Limited (Industrials, Machinery)	12,200	356,897
Konami Holdings Corporation (Communication services, Entertainment)	3,900	250,050
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  7

Portfolio of investments—May 31, 2021

	Shares	Value
Japan: (continued)
Kubota Corporation (Industrials, Machinery)	14,800	$ 336,308
Lawson Incorporated (Consumer staples, Food & staples retailing)	5,600	252,151
M3 Incorporated (Health care, Health care technology)	6,700	453,255
Makita Corporation (Industrials, Machinery)	4,500	217,006
Marubeni Corporation (Industrials, Trading companies & distributors)	45,800	404,625
MediPal Holdings Corporation (Health care, Health care providers & services)	13,000	248,625
Mitsubishi Corporation (Industrials, Trading companies & distributors)	20,400	555,974
Mitsubishi Electric Corporation (Industrials, Electrical equipment)	28,200	435,788
Mitsubishi Estate Company Limited (Real estate, Real estate management & development)	20,100	325,576
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	10,200	237,835
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	106,800	604,768
Mitsui & Company Limited (Industrials, Trading companies & distributors)	23,600	520,325
Mitsui Fudosan Company Limited (Real estate, Real estate management & development)	13,700	319,008
Mizuho Financial Group Incorporated (Financials, Banks)	32,340	494,153
MS&AD Insurance Group Holdings Incorporated (Financials, Insurance)	14,300	436,614
Murata Manufacturing Company Limited (Information technology, Electronic equipment, instruments & components)	8,600	650,282
NEC Corporation (Information technology, IT services)	5,500	256,690
Nexon Company Limited (Communication services, Entertainment)	9,300	219,483
Nidec Corporation (Industrials, Electrical equipment)	5,200	595,086
Nintendo Company Limited (Communication services, Entertainment)	1,700	1,051,146
Nissan Motor Company Limited (Consumer discretionary, Automobiles) †	71,500	352,047
Nitori Holdings Company Limited (Consumer discretionary, Specialty retail)	1,700	294,461
Nitto Denko Corporation (Materials, Chemicals)	6,600	511,773
Nomura Holdings Incorporated (Financials, Capital markets)	67,900	372,709
Nomura Research Institute Limited (Information technology, IT services)	7,700	245,438
NTT Data Corporation (Information technology, IT services)	15,000	243,858
Obayashi Corporation (Industrials, Construction & engineering)	24,200	203,785
OBIC Company Limited (Information technology, IT services)	1,900	356,087
Olympus Corporation (Health care, Health care equipment & supplies)	18,800	403,679
Omron Corporation (Information technology, Electronic equipment, instruments & components)	3,900	307,042
Ono Pharmaceutical Company Limited (Health care, Pharmaceuticals)	11,300	255,641
Oriental Land Company Limited (Consumer discretionary, Hotels, restaurants & leisure)	2,100	312,823
ORIX Corporation (Financials, Diversified financial services)	14,700	259,321
Osaka Gas Company Limited (Utilities, Gas utilities)	19,600	369,122
Otsuka Corporation (Information technology, IT services)	4,200	224,788
Otsuka Holdings Company Limited (Health care, Pharmaceuticals)	11,100	457,828
Panasonic Corporation (Consumer discretionary, Household durables)	37,400	425,955
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Japan: (continued)
Recruit Holdings Company Limited (Industrials, Professional services)	16,000	$ 811,764
Rinnai Corporation (Consumer discretionary, Household durables)	2,900	282,345
Rohm Company Limited (Information technology, Semiconductors & semiconductor equipment)	2,100	198,895
Secom Company Limited (Industrials, Commercial services & supplies)	4,900	383,533
Sekisui House Limited (Consumer discretionary, Household durables)	18,300	380,742
Seven & I Holdings Company Limited (Consumer staples, Food & staples retailing)	10,000	432,551
Shimamura Company Limited (Consumer discretionary, Specialty retail)	2,200	209,371
Shimano Incorporated (Consumer discretionary, Leisure products)	1,700	385,058
Shin-Etsu Chemical Company Limited (Materials, Chemicals)	4,000	688,830
Shionogi & Company Limited (Health care, Pharmaceuticals)	4,500	228,391
SMC Corporation (Industrials, Machinery)	800	478,729
SoftBank Corporation (Communication services, Wireless telecommunication services)	42,500	545,952
SoftBank Group Corporation (Communication services, Wireless telecommunication services)	18,100	1,364,815
Sompo Holdings Incorporated (Financials, Insurance)	7,500	301,671
Sony Corporation (Consumer discretionary, Household durables)	15,500	1,526,783
Sumitomo Chemical Company Limited (Materials, Chemicals)	56,000	306,877
Sumitomo Corporation (Industrials, Trading companies & distributors)	33,500	467,513
Sumitomo Electric Industries Limited (Industrials, Electrical equipment)	24,500	375,142
Sumitomo Metal Mining Company Limited (Materials, Metals & mining)	5,600	251,026
Sumitomo Realty & Development Company Limited (Real estate, Real estate management & development)	7,500	249,269
Suzuki Motor Corporation (Consumer discretionary, Automobiles)	5,600	242,587
Sysmex Corporation (Health care, Health care equipment & supplies)	2,200	224,240
T&D Holdings Incorporated (Financials, Insurance)	18,700	254,480
Taisho Pharmaceutical (Health care, Pharmaceuticals)	4,300	244,278
Takeda Pharmaceutical Company Limited (Health care, Pharmaceuticals)	21,000	713,298
TDK Corporation (Information technology, Electronic equipment, instruments & components)	2,700	343,757
Teijin Limited (Materials, Chemicals)	18,900	305,017
Terumo Corporation (Health care, Health care equipment & supplies)	7,300	281,159
Tokio Marine Holdings Incorporated (Financials, Insurance)	7,400	350,028
Tokyo Electron Limited (Information technology, Semiconductors & semiconductor equipment)	2,200	977,733
Tokyo Gas Company Limited (Utilities, Gas utilities)	11,600	229,531
Toppan Printing Company Limited (Industrials, Commercial services & supplies)	6,000	105,105
Toray Industries Incorporated (Materials, Chemicals)	60,900	395,247
Tosoh Corporation (Materials, Chemicals)	13,600	237,618
Toyo Suisan Kaisha Limited (Consumer staples, Food products)	6,500	260,617
Toyota Motor Corporation (Consumer discretionary, Automobiles)	22,800	1,898,091
Toyota Tsusho Corporation (Industrials, Trading companies & distributors)	4,700	210,553
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  9

Portfolio of investments—May 31, 2021

	Shares	Value
Japan: (continued)
Trend Micro Incorporated (Information technology, Software)	5,500	$ 278,793
Unicharm Corporation (Consumer staples, Household products)	9,600	379,037
Yahoo! Japan Corporation (Communication services, Interactive media & services)	53,600	251,919
Yamada Denki Company Limited (Consumer discretionary, Specialty retail)	47,000	228,368
Yamato Holdings Company Limited (Industrials, Air freight & logistics)	11,000	302,402
		47,420,923
Luxembourg: 0.41%
ArcelorMittal SA (Materials, Metals & mining) †	14,690	483,133
Eurofins Scientific SE (Health care, Life sciences tools & services) †	3,238	349,513
		832,646
Netherlands: 5.10%
ABN AMRO Group NV (Financials, Banks) 144A†	19,082	254,812
Adyen NV (Information technology, IT services) 144A†	225	520,127
Airbus SE (Industrials, Aerospace & defense) †	5,495	716,708
Akzo Nobel NV (Materials, Chemicals)	3,254	419,005
ASML Holding NV (Information technology, Semiconductors & semiconductor equipment)	4,916	3,289,509
CNH Industrial NV (Industrials, Machinery)	25,177	434,876
ING Groep NV (Financials, Banks)	53,892	747,327
Just Eat Takeaway NV (Consumer discretionary, Internet & direct marketing retail) 144A†	1,501	136,267
Koninklijke Ahold Delhaize NV (Consumer staples, Food & staples retailing)	23,213	670,619
Koninklijke Philips NV (Health care, Health care equipment & supplies)	12,283	691,308
NN Group NV (Financials, Insurance)	9,193	466,866
Prosus NV (Consumer discretionary, Internet & direct marketing retail)	5,281	548,338
Qiagen NV (Health care, Life sciences tools & services) †	6,037	297,435
Randstad Holdings NV (Industrials, Professional services)	3,703	288,628
Stellantis NV (Consumer discretionary, Automobiles)	18,023	358,317
STMicroelectronics NV (Information technology, Semiconductors & semiconductor equipment)	9,537	357,567
Wolters Kluwer NV (Communication services, Media)	2,501	239,897
		10,437,606
New Zealand: 0.13%
Fisher & Paykel Healthcare Corporation (Health care, Health care equipment & supplies)	12,712	275,630
Norway: 0.45%
Den Norske Bank ASA (Financials, Banks)	11,692	259,413
Equinor ASA (Energy, Oil, gas & consumable fuels)	16,332	352,856
Orkla ASA (Consumer staples, Food products)	29,652	309,443
		921,712
Singapore: 0.99%
DBS Group Holdings Limited (Financials, Banks)	23,400	531,826
Genting Singapore Limited (Consumer discretionary, Hotels, restaurants & leisure)	404,700	258,814
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Singapore: (continued)
Mapletree Logistics Trust (Real estate, Equity REITs)	173,700	$ 261,608
Oversea-Chinese Banking Corporation Limited (Financials, Banks)	46,700	436,852
Singapore Airlines Limited (Industrials, Airlines) †	59,000	222,372
Wilmar International Limited (Consumer staples, Food products)	85,600	309,023
		2,020,495
Spain: 2.63%
Actividades de Construccion y Servicios SA (Industrials, Construction & engineering)	7,788	242,851
Amadeus IT Holding SA Class A (Information technology, IT services) †	5,246	396,066
Banco Bilbao Vizcaya Argentaria SA (Financials, Banks)	94,889	595,956
Banco Santander Central Hispano SA (Financials, Banks)	195,648	819,185
Cellnex Telecom SA (Communication services, Diversified telecommunication services) 144A	4,546	272,839
Enagás SA (Utilities, Gas utilities)	12,112	284,744
Endesa SA (Utilities, Electric utilities)	12,387	337,788
Grifols SA (Health care, Biotechnology)	6,976	194,754
Iberdrola SA (Utilities, Electric utilities)	67,102	902,202
Industria de Diseno Textil SA (Consumer discretionary, Specialty retail)	12,645	490,020
Repsol SA (Energy, Oil, gas & consumable fuels)	24,487	327,107
Telefónica SA (Communication services, Diversified telecommunication services)	105,687	519,542
		5,383,054
Sweden: 3.30%
Alfa Laval AB (Industrials, Machinery)	6,024	227,381
Assa Abloy AB Class B (Industrials, Building products)	11,821	363,486
Atlas Copco AB Class A (Industrials, Machinery)	11,661	707,286
Electrolux AB Class B (Consumer discretionary, Household durables)	7,459	211,542
EPIROC AB Class A (Industrials, Machinery)	15,194	344,033
Ericsson LM Class B (Information technology, Communications equipment)	35,352	468,935
Essity Aktiebolag AB (Consumer staples, Household products)	8,125	280,711
Evolution Gaming Group (Consumer discretionary, Hotels, restaurants & leisure) 144A	2,193	419,942
Hennes & Mauritz AB Class B (Consumer discretionary, Specialty retail) †	8,313	212,447
Hexagon AB Class B (Information technology, Electronic equipment, instruments & components)	19,369	276,178
Husqvarna AB Class B (Consumer discretionary, Household durables)	14,975	219,576
Investor AB (Financials, Diversified financial services)	14,164	327,375
Kinnevik AB (Financials, Diversified financial services)	3,900	148,997
Sandvik AB (Industrials, Machinery)	17,519	461,980
Skanska AB Class B (Industrials, Construction & engineering)	11,159	313,919
SKF AB Class B (Industrials, Machinery)	8,558	231,148
Svenska Handelsbanken AB Class A (Financials, Banks)	33,733	378,363
Swedbank AB Class A (Financials, Banks)	11,791	212,048
Swedish Match AB (Consumer staples, Tobacco)	48,440	449,360
Volvo AB Class B (Industrials, Machinery)	19,175	502,180
		6,756,887
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  11

Portfolio of investments—May 31, 2021

	Shares	Value
Switzerland: 9.43%
ABB Limited (Industrials, Electrical equipment)	19,214	$ 655,608
Adecco SA (Industrials, Professional services)	4,459	307,271
Alcon Incorporated (Health care, Health care equipment & supplies)	5,653	393,449
Chocoladefabriken Lindt & Spruengli AG (Consumer staples, Food products)	31	295,739
Compagnie Financière Richemont SA (Consumer discretionary, Textiles, apparel & luxury goods)	5,967	727,910
Credit Suisse Group AG (Financials, Capital markets)	35,710	389,340
Geberit AG (Industrials, Building products)	412	298,211
Givaudan SA (Materials, Chemicals)	75	334,845
Julius Bär Gruppe AG (Financials, Capital markets)	5,761	394,813
Kuehne & Nagel International AG (Industrials, Marine)	1,232	416,126
LafargeHolcim Limited (Materials, Construction materials)	11,092	659,708
Logitech International SA (Information technology, Technology hardware, storage & peripherals)	3,586	444,435
Lonza Group AG (Health care, Life sciences tools & services)	1,060	682,806
Nestle SA (Consumer staples, Food products)	33,712	4,151,881
Novartis AG (Health care, Pharmaceuticals)	25,118	2,205,388
Partners Group Holding AG (Financials, Capital markets)	317	482,104
Roche Holding AG (Health care, Pharmaceuticals)	8,512	2,961,231
Schindler Holding AG (Industrials, Machinery)	1,160	335,540
Sika AG (Materials, Chemicals)	1,857	597,686
Sonova Holding AG (Health care, Health care equipment & supplies) †	1,069	380,337
Swiss Life Holding AG (Financials, Insurance)	559	290,057
Swisscom AG (Communication services, Diversified telecommunication services)	586	329,884
The Swatch Group AG Class B (Consumer discretionary, Textiles, apparel & luxury goods)	796	288,521
UBS Group AG (Financials, Capital markets)	49,090	796,549
Zurich Insurance Group AG (Financials, Insurance)	1,122	468,847
		19,288,286
United Kingdom: 14.04%
3i Group plc (Financials, Capital markets)	18,937	334,404
Anglo American plc (Materials, Metals & mining)	17,423	776,002
Ashtead Group plc (Industrials, Trading companies & distributors)	7,017	513,207
AstraZeneca plc (Health care, Pharmaceuticals)	14,829	1,695,097
Aviva plc (Financials, Insurance)	58,115	339,503
BAE Systems plc (Industrials, Aerospace & defense)	43,610	326,264
Barclays plc (Financials, Banks)	159,092	413,847
Barratt Developments plc (Consumer discretionary, Household durables)	21,020	225,885
BHP Group plc (Materials, Metals & mining)	26,087	786,822
BP plc (Energy, Oil, gas & consumable fuels)	247,940	1,078,409
British American Tobacco plc (Consumer staples, Tobacco)	31,152	1,200,711
BT Group plc (Communication services, Diversified telecommunication services) †	122,202	303,561
Bunzl plc (Industrials, Trading companies & distributors)	10,387	337,193
Compass Group plc (Consumer discretionary, Hotels, restaurants & leisure) †	22,454	513,118
Diageo plc (Consumer staples, Beverages)	29,497	1,426,494
Experian Group Limited plc (Industrials, Professional services)	11,480	440,850
Ferguson plc (Industrials, Trading companies & distributors)	3,457	470,705
GlaxoSmithKline plc (Health care, Pharmaceuticals)	55,758	1,064,814
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
United Kingdom: (continued)
Glencore plc (Materials, Metals & mining)	119,381	$ 545,194
GVC Holdings plc (Consumer discretionary, Hotels, restaurants & leisure) †	8,921	209,059
Hargreaves Lansdown plc (Financials, Capital markets)	9,336	219,779
HSBC Holdings plc (Financials, Banks)	225,802	1,460,589
Imperial Tobacco Group plc (Consumer staples, Tobacco)	16,746	380,657
Informa plc (Communication services, Media) †	37,147	287,095
Johnson Matthey plc (Materials, Chemicals)	7,008	303,268
Kingfisher plc (Consumer discretionary, Specialty retail)	53,331	272,990
Legal & General Group plc (Financials, Insurance)	96,087	388,100
Lloyds Banking Group plc (Financials, Banks)	783,216	555,134
London Stock Exchange Group plc (Financials, Capital markets)	3,357	361,226
National Grid plc (Utilities, Multi-utilities)	31,698	422,953
Persimmon plc (Consumer discretionary, Household durables)	7,084	318,030
Phoenix Group Holdings plc (Financials, Insurance)	23,403	244,577
Prudential plc (Financials, Insurance)	31,985	682,071
Reckitt Benckiser Group plc (Consumer staples, Household products)	9,297	841,102
RELX plc (Industrials, Professional services)	14,646	382,651
Rentokil Initial plc (Industrials, Commercial services & supplies)	36,755	247,408
Rio Tinto plc (Materials, Metals & mining)	14,582	1,256,258
Rolls-Royce Holdings plc (Industrials, Aerospace & defense) †	127,967	194,565
Royal Dutch Shell plc Class A (Energy, Oil, gas & consumable fuels)	56,477	1,079,668
Royal Dutch Shell plc Class B (Energy, Oil, gas & consumable fuels)	40,202	733,128
Schroders plc (Financials, Capital markets)	3,988	201,531
Segro plc (Real estate, Equity REITs)	21,178	313,964
Smith & Nephew plc (Health care, Health care equipment & supplies)	12,276	268,671
Smiths Group plc (Industrials, Industrial conglomerates)	11,624	255,888
SSE plc (Utilities, Electric utilities)	13,779	301,859
Standard Chartered plc (Financials, Banks)	47,333	341,475
The Berkeley Group Holdings plc (Consumer discretionary, Household durables)	4,125	274,208
Unilever plc (Consumer staples, Personal products)	17,960	1,078,425
Unilever plc (Consumer staples, Personal products)	17,436	1,039,855
Vodafone Group plc (Communication services, Wireless telecommunication services)	390,008	710,891
WPP plc (Communication services, Media)	22,086	305,618
		28,724,773
United States: 0.11%
Venture Corporation Limited (Information technology, Electronic equipment, instruments & components)	15,100	217,363
Total Common stocks (Cost $155,419,969)		200,518,369

	Dividend yield
Preferred stocks: 0.13%
Germany: 0.13%
Sartorius AG Vorzug (Health care, Health care equipment & supplies)	0.18%	518	256,542
Total Preferred stocks (Cost $220,283)			256,542

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  13

Portfolio of investments—May 31, 2021

	Expiration date	Shares	Value
Rights: 0.00%
Singapore: 0.00%
Singapore Airlines Limited (Industrials, Airlines) ♦†	6-21-2021	123,310	$ 0
Total Rights (Cost $0)			0

		Yield
Short-term investments: 1.87%
Investment companies: 1.87%
Securities Lending Cash Investments LLC ♠∩∞		0.03%	2,186,481	2,186,481
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	1,648,018	1,648,018
Total Short-term investments (Cost $3,834,499)				3,834,499
Total investments in securities (Cost $159,474,751)	99.99%			204,609,410
Other assets and liabilities, net	0.01			27,748
Total net assets	100.00%			$204,637,158

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
«	All or a portion of this security is on loan.
♠	The issuer is an affiliate of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 0	$24,085,119	$(21,898,638)	$0	$0	$ 2,186,481		2,186,481	$ 777#
Wells Fargo Government Money Market Fund Select Class	11,162,407	35,486,679	(45,001,068)	0	0	1,648,018		1,648,018	1,435
				$0	$0	$3,834,499	1.87%		$2,212

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2021

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI EAFE Index	19	6-18-2021	$2,162,081	$2,220,150	$58,069	$0
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  15

Statement of assets and liabilities—May 31, 2021

Assets
Investments in unaffiliated securities (including $2,086,354 of securities loaned), at value (cost $155,640,252)	$ 200,774,911
Investments in affiliated securites, at value (cost $3,834,499)	3,834,499
Cash at broker segregated for futures contracts	541,480
Foreign currency, at value (cost $316,094)	317,287
Receivable for dividends	1,336,086
Receivable for securities lending income, net	33,381
Receivable for daily variation margin on open futures contracts	3,610
Prepaid expenses and other assets	25,730
Total assets	206,866,984
Liabilities
Payable upon receipt of securities loaned	2,186,481
Advisory fee payable	43,345
Total liabilities	2,229,826
Total net assets	$204,637,158
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Disciplined International Developed Markets Portfolio

Statement of operations—year ended May 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $575,568)	$ 5,087,405
Income from affiliated securities	59,741
Total investment income	5,147,146
Expenses
Advisory fee	584,130
Custody and accounting fees	124,446
Professional fees	50,558
Interest holder report expenses	17,786
Trustees’ fees and expenses	19,331
Other fees and expenses	29,323
Total expenses	825,574
Net investment income	4,321,572
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	40,877,755
Futures contracts	216,422
Net realized gains on investments	41,094,177
Net change in unrealized gains (losses) on
Unaffiliated securities	19,470,604
Futures contracts	58,069
Net change in unrealized gains (losses) on investments	19,528,673
Net realized and unrealized gains (losses) on investments	60,622,850
Net increase in net assets resulting from operations	$64,944,422
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  17

Statement of changes in net assets

	Year ended May 31, 2021	Year ended May 31, 2020
Operations
Net investment income	$ 4,321,572	$ 667,781
Net realized gains on investments	41,094,177	248,078
Net change in unrealized gains (losses) on investments	19,528,673	7,261,481
Net increase in net assets resulting from operations	64,944,422	8,177,340
Capital transactions
Transactions in investors’ beneficial interests
Contributions	3,259,460	15,390,712
Withdrawals	(42,716,944)	(53,515,149)
Net decrease in net assets resulting from capital transactions	(39,457,484)	(38,124,437)
Total increase (decrease) in net assets	25,486,938	(29,947,097)
Net assets
Beginning of period	179,150,220	209,097,317
End of period	$204,637,158	$179,150,220
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Disciplined International Developed Markets Portfolio

Financial highlights
	Year ended May 31
	2021	2020	2019	2018	2017
Total return	39.97%	1.76%	(0.14)%	9.46%	10.31%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.91%	0.89%	1.10%	0.98%
Net expenses[1]	0.43%	0.91%	0.89%	1.06%	0.98%
Net investment income	2.23%	0.34%	1.24%	0.70%	1.25%
Supplemental data
Portfolio turnover rate	127%	53%	100%	71%	121%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  19

Notes to financial statements
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined International Developed Markets Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio's advisory agreement and subadvisory agreement. The Portfolio's Board of Trustees approved a new advisory and new subadvisory agreement and approved submitting the agreements to the Portfolio’s interest holders for approval at a special meeting of interest holders expected to be held on August 16, 2021. Interest holders of record of the Portfolio at the close of business on May 28, 2021 are entitled to vote at the meeting. If interest holders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2021, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

20  |  Wells Fargo Disciplined International Developed Markets Portfolio

Notes to financial statements
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Participation notes
The Portfolio may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. dividends, voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Portfolio has no rights against the issuer of the underlying foreign security and participation notes expose the Portfolio to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally

Wells Fargo Disciplined International Developed Markets Portfolio  |  21

Notes to financial statements
entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $159,609,744 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$46,946,211
Gross unrealized losses	(1,888,476)
Net unrealized gains	$45,057,735
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22  |  Wells Fargo Disciplined International Developed Markets Portfolio

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 14,226,065	$ 0	$0	$ 14,226,065
Austria	253,128	0	0	253,128
Belgium	1,402,590	0	0	1,402,590
Denmark	5,683,847	0	0	5,683,847
Finland	2,750,928	0	0	2,750,928
France	22,893,267	0	0	22,893,267
Germany	18,470,972	0	0	18,470,972
Hong Kong	6,548,646	0	0	6,548,646
Ireland	1,172,984	0	0	1,172,984
Israel	494,484	235,643	0	730,127
Italy	4,106,440	0	0	4,106,440
Japan	47,420,923	0	0	47,420,923
Luxembourg	832,646	0	0	832,646
Netherlands	10,437,606	0	0	10,437,606
New Zealand	275,630	0	0	275,630
Norway	921,712	0	0	921,712
Singapore	2,020,495	0	0	2,020,495
Spain	5,383,054	0	0	5,383,054
Sweden	6,756,887	0	0	6,756,887
Switzerland	19,288,286	0	0	19,288,286
United Kingdom	28,724,773	0	0	28,724,773
United States	217,363	0	0	217,363
Preferred stocks
Germany	256,542	0	0	256,542
Rights
Singapore	0	0	0	0
Short-term investments
Investment companies	3,834,499	0	0	3,834,499
	204,373,767	235,643	0	204,609,410
Futures contracts	58,069	0	0	58,069
Total assets	$204,431,836	$235,643	$0	$204,667,479
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Wells Fargo Disciplined International Developed Markets Portfolio  |  23

Notes to financial statements
Average daily net assets	Advisory fee
First $1 billion	0.250%
Next $4 billion	0.225
Over $5 billion	0.200
Prior to July 7, 2020, the advisory fee rate was as follows:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Over $4 billion	0.650
For the year ended May 31, 2021, the advisory fee was equivalent to an annual rate of 0.30% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.15% as the average daily net assets of the Portfolio increase. Prior to July 7, 2020, Artisan Partners Limited Partnership, which is not an affiliate of Funds Management, was the subadviser to the Portfolio and received a fee from Funds Management which started at 0.80% and declined to 0.50% as the average daily net assets increased.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $236,378,204 and $261,537,506, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2021, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:

24  |  Wells Fargo Disciplined International Developed Markets Portfolio

Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Inc.	$734,772	$(734,772)	$0
BMO Capital Markets Corp.	142	(142)	0
BOFA Securities, Inc.	479,493	(479,493)	0
Citigroup Global Markets Inc.	374,351	(374,351)	0
UBS Securities LLC	497,596	(497,596)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2021, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $1,617,133 in long futures contracts during the year ended May 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Portfolio under the agreement.
9. CONCENTRATION RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in Europe. A fund that invests a substantial portion of its assets in any country or geographic region will be more vulnerable than a fund that invests its assets more broadly to the economic, financial, political or other developments affecting that country or region. Such developments may have a significant impact on the Portfolio’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
10. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
11. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of

Wells Fargo Disciplined International Developed Markets Portfolio  |  25

Notes to financial statements
business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
13. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's investment adviser, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

26  |  Wells Fargo Disciplined International Developed Markets Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Wells Fargo Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Disciplined International Developed Markets Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

Wells Fargo Disciplined International Developed Markets Portfolio  |  27

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo Disciplined International Developed Markets Portfolio

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Disciplined International Developed Markets Portfolio  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo Disciplined International Developed Markets Portfolio

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Wells Fargo Disciplined International Developed Markets Portfolio  |  31

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 17-19, 2021, the Board received and reviewed a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the Report discussed the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during the stressed market conditions caused by the onset of the COVID-19 pandemic. No significant liquidity events impacting the Portfolio were noted in the Report. As applicable to the Portfolio, there were no material changes to the Program during the Reporting Period.
Funds Management concluded in the Report that the Program is operating effectively to assess and manage the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.

32  |  Wells Fargo Disciplined International Developed Markets Portfolio

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Disciplined International Developed Markets Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolio’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Portfolio while the Portfolio continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

Wells Fargo Disciplined International Developed Markets Portfolio  |  33

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolio.
Portfolio investment performance and expenses
The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the MSCI EAFE Index (Net), for all periods under review.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolio to Funds Management under the Advisory Agreement (the “Advisory Agreement Rate ”). The Board also reviewed and considered the contractual investment sub advisory fee rates that are payable by Funds Management to the Sub Adviser for investment sub advisory services.
The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was higher than the median rate for the Portfolio’s expense Group. The Board noted the small number of peer funds in the Fund’s expense Group.
The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

34  |  Wells Fargo Disciplined International Developed Markets Portfolio

Board considerations (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Wells Fargo Disciplined International Developed Markets Portfolio  |  35

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.

36  |  Wells Fargo Disciplined International Developed Markets Portfolio

Board considerations (unaudited)
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in

Wells Fargo Disciplined International Developed Markets Portfolio  |  37

Board considerations (unaudited)
managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.

38  |  Wells Fargo Disciplined International Developed Markets Portfolio

Board considerations (unaudited)
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New

Wells Fargo Disciplined International Developed Markets Portfolio  |  39

Board considerations (unaudited)
Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

40  |  Wells Fargo Disciplined International Developed Markets Portfolio

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  41

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Annual Report
May 31, 2021
Wells Fargo
Large Company Value Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Large Company Value Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Dennis Bein, CFA®‡, Ryan Brown, CFA®‡, Harindra de Silva, Ph.D., CFA®‡
Ten largest holdings (%) as of May 31, 2021[1]
Bank of America Corporation	3.59
The Walt Disney Company	3.56
Berkshire Hathaway Incorporated Class B	3.41
Exxon Mobil Corporation	3.12
Honeywell International Incorporated	2.84
Pfizer Incorporated	2.71
Comcast Corporation Class A	2.67
CSX Corporation	2.34
Citigroup Incorporated	2.31
AvalonBay Communities Incorporated	2.14
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of May 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Large Company Value Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Common stocks: 97.90%
Communication services: 10.06%
Diversified telecommunication services: 2.07%
AT&T Incorporated	91,573	$ 2,694,993
Verizon Communications Incorporated	58,637	3,312,404
		6,007,397
Entertainment: 4.05%
Electronic Arts Incorporated	9,950	1,422,154
The Walt Disney Company †	57,705	10,308,998
		11,731,152
Interactive media & services: 1.27%
Facebook Incorporated Class A †	11,157	3,667,641
Media: 2.67%
Comcast Corporation Class A	134,615	7,718,824
Consumer discretionary: 5.67%
Hotels, restaurants & leisure: 1.09%
Aramark	2,400	89,640
Darden Restaurants Incorporated	20,603	2,950,968
Domino's Pizza Incorporated	304	129,768
		3,170,376
Household durables: 1.66%
Sonos Incorporated †	83,611	3,093,607
Tempur-Pedic International Incorporated	41,459	1,596,172
Whirlpool Corporation	471	111,669
		4,801,448
Multiline retail: 2.67%
Dollar General Corporation	8,880	1,802,285
Target Corporation	26,118	5,926,697
		7,728,982
Specialty retail: 0.25%
Signet Jewelers Limited †	12,122	734,351
Consumer staples: 7.80%
Beverages: 0.04%
Keurig Dr. Pepper Incorporated	3,052	112,802
Food & staples retailing: 1.83%
Costco Wholesale Corporation	11,090	4,195,014
Performance Food Group Company †	20,735	1,039,446
Walmart Incorporated	408	57,948
		5,292,408
Food products: 3.60%
Lamb Weston Holdings Incorporated	53,086	4,379,064
Tyson Foods Incorporated Class A	75,962	6,038,979
		10,418,043
The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  3

Portfolio of investments—May 31, 2021

	Shares	Value
Household products: 1.37%
Colgate-Palmolive Company	31,268	$ 2,619,633
The Procter & Gamble Company	10,151	1,368,862
		3,988,495
Personal products: 0.96%
Medifast Incorporated	8,357	2,776,613
Energy: 3.90%
Oil, gas & consumable fuels: 3.90%
Cabot Oil & Gas Corporation	5,566	91,282
Cheniere Energy Incorporated †	8,652	734,555
ConocoPhillips	7,992	445,474
Exxon Mobil Corporation	154,981	9,046,241
Ovintiv Incorporated	36,752	978,706
		11,296,258
Financials: 19.28%
Banks: 10.28%
Bank of America Corporation	245,456	10,404,880
Citigroup Incorporated	85,083	6,696,883
First Bancorp of Puerto Rico	206,403	2,639,894
Hancock Holding Company	39,146	1,938,118
JPMorgan Chase & Company	25,069	4,117,333
KeyCorp	149,350	3,441,024
Truist Financial Corporation	8,826	545,270
		29,783,402
Capital markets: 2.54%
Bank of New York Mellon Corporation	29,154	1,518,340
Cboe Global Markets Incorporated	1,116	124,211
CME Group Incorporated	534	116,818
Intercontinental Exchange Incorporated	604	68,180
Morgan Stanley	19,257	1,751,425
Morningstar Incorporated	15,991	3,773,716
		7,352,690
Consumer finance: 1.46%
Capital One Financial Corporation	26,323	4,232,212
Diversified financial services: 3.41%
Berkshire Hathaway Incorporated Class B †	34,132	9,879,166
Insurance: 1.59%
Marsh & McLennan Companies Incorporated	5,653	782,093
MetLife Incorporated	47,149	3,081,659
Old Republic International Corporation	5,786	151,940
The Allstate Corporation	4,285	585,374
		4,601,066
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Large Company Value Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Health care: 13.59%
Biotechnology: 2.79%
AbbVie Incorporated	46,126	$ 5,221,463
Alkermes plc †	125,998	2,856,375
		8,077,838
Health care equipment & supplies: 1.96%
Align Technology Incorporated †	2,296	1,354,984
Conmed Corporation	24,162	3,326,866
Stryker Corporation	3,829	977,429
		5,659,279
Health care providers & services: 1.30%
Cigna Corporation	14,538	3,763,161
Health care technology: 0.15%
Cerner Corporation	5,542	433,662
Life sciences tools & services: 1.90%
Charles River Laboratories International Incorporated †	16,284	5,503,829
Pharmaceuticals: 5.49%
Bristol-Myers Squibb Company	43,690	2,871,307
Merck & Company Incorporated	68,437	5,193,684
Pfizer Incorporated	202,492	7,842,515
		15,907,506
Industrials: 13.43%
Aerospace & defense: 0.57%
Raytheon Technologies Corporation	18,548	1,645,393
Air freight & logistics: 0.44%
United Parcel Service Incorporated Class B	1,197	256,876
XPO Logistics Incorporated †	6,872	1,009,703
		1,266,579
Electrical equipment: 1.95%
Emerson Electric Company	59,121	5,657,288
Industrial conglomerates: 2.84%
Honeywell International Incorporated	35,618	8,224,552
Machinery: 4.73%
Caterpillar Incorporated	14,469	3,488,187
Mueller Industries Incorporated	93,826	4,356,341
PACCAR Incorporated	63,938	5,854,163
		13,698,691
Professional services: 0.56%
Manpower Incorporated	13,365	1,617,031
Road & rail: 2.34%
CSX Corporation	67,864	6,794,544
The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  5

Portfolio of investments—May 31, 2021

	Shares	Value
Information technology: 10.62%
Communications equipment: 1.93%
Cisco Systems Incorporated	105,648	$ 5,588,779
Electronic equipment, instruments & components: 2.07%
Amphenol Corporation Class A	89,064	5,990,445
IT services: 3.27%
Accenture plc Class A	17,586	4,962,066
Cognizant Technology Solutions Corporation Class A	54,620	3,908,607
International Business Machines Corporation	4,116	591,634
		9,462,307
Semiconductors & semiconductor equipment: 1.14%
Broadcom Incorporated	266	125,640
Maxim Integrated Products Incorporated	31,207	3,183,426
		3,309,066
Software: 2.21%
Autodesk Incorporated †	10,880	3,110,157
SS&C Technologies Holdings Incorporated	44,687	3,301,029
		6,411,186
Materials: 3.19%
Chemicals: 1.16%
Air Products & Chemicals Incorporated	105	31,464
Linde plc	7,225	2,171,835
LyondellBasell Industries NV Class A	9,666	1,088,585
The Sherwin-Williams Company	209	59,258
		3,351,142
Construction materials: 0.01%
Vulcan Materials Company	235	43,080
Containers & packaging: 0.06%
Crown Holdings Incorporated	1,655	170,862
Metals & mining: 1.96%
Freeport-McMoRan Incorporated	132,015	5,639,681
Royal Gold Incorporated	236	29,210
		5,668,891
Real estate: 5.18%
Equity REITs: 4.91%
AvalonBay Communities Incorporated	29,942	6,196,197
Iron Mountain Incorporated	8,841	384,937
Lamar Advertising Company Class A	20,603	2,159,606
PotlatchDeltic Corporation	90,798	5,466,040
		14,206,780
Real estate management & development: 0.27%
Realogy Holdings Corporation †	44,202	782,817
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Large Company Value Portfolio

Portfolio of investments—May 31, 2021

	Shares	Value
Utilities: 5.18%
Electric utilities: 3.87%
Duke Energy Corporation	18,301	$ 1,834,126
Entergy Corporation	34,778	3,660,732
NextEra Energy Incorporated	78,030	5,713,357
		11,208,215
Gas utilities: 1.24%
UGI Corporation	78,313	3,606,314
Independent power & renewable electricity producers: 0.07%
AES Corporation	6,588	167,401
Vistra Energy Corporation	1,912	30,917
		198,318
Total Common stocks (Cost $262,083,575)		283,540,881

		Yield
Short-term investments: 1.33%
Investment companies: 1.33%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	3,849,497	3,849,497
Total Short-term investments (Cost $3,849,497)				3,849,497
Total investments in securities (Cost $265,933,072)	99.23%			287,390,378
Other assets and liabilities, net	0.77			2,224,331
Total net assets	100.00%			$289,614,709

†	Non-income-earning security
♠	The issuer is an affiliate of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  7

Portfolio of investments—May 31, 2021

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 0	$ 20,389,105	$ (20,389,105)	$0	$0	$ 0		0	$ 682#
Wells Fargo Government Money Market Fund Select Class	3,557,730	107,488,380	(107,196,613)	0	0	3,849,497		3,849,497	1,603
				$0	$0	$3,849,497	1.33%		$2,285

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	27	6-18-2021	$5,612,798	$5,673,240	$60,442	$0
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Large Company Value Portfolio

Statement of assets and liabilities—May 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $262,083,575)	$ 283,540,881
Investments in affiliated securites, at value (cost $3,849,497)	3,849,497
Cash at broker segregated for futures contracts	1,716,000
Receivable for dividends	555,471
Receivable for daily variation margin on open futures contracts	4,628
Prepaid expenses and other assets	34,586
Total assets	289,701,063
Liabilities
Advisory fee payable	86,354
Total liabilities	86,354
Total net assets	$289,614,709
The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  9

Statement of operations—year ended May 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $12,304)	$ 4,738,818
Income from affiliated securities	3,753
Total investment income	4,742,571
Expenses
Advisory fee	851,813
Custody and accounting fees	20,391
Professional fees	48,322
Interest holder report expenses	14,580
Trustees’ fees and expenses	19,296
Other fees and expenses	13,998
Total expenses	968,400
Less: Fee waivers and/or expense reimbursements	(1,276)
Net expenses	967,124
Net investment income	3,775,447
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	99,375,661
Futures contracts	2,013,249
Net realized gains on investments	101,388,910
Net change in unrealized gains (losses) on
Unaffiliated securities	(3,140,812)
Futures contracts	(541,078)
Net change in unrealized gains (losses) on investments	(3,681,890)
Net realized and unrealized gains (losses) on investments	97,707,020
Net increase in net assets resulting from operations	$101,482,467
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Large Company Value Portfolio

Statement of changes in net assets

	Year ended May 31, 2021	Year ended May 31, 2020
Operations
Net investment income	$ 3,775,447	$ 4,894,535
Net realized gains (losses) on investments	101,388,910	(22,941,374)
Net change in unrealized gains (losses) on investments	(3,681,890)	23,826,266
Net increase in net assets resulting from operations	101,482,467	5,779,427
Capital transactions
Transactions in investors’ beneficial interests
Contributions	42,173,014	18,442,858
Withdrawals	(76,489,354)	(50,929,441)
Net decrease in net assets resulting from capital transactions	(34,316,340)	(32,486,583)
Total increase (decrease) in net assets	67,166,127	(26,707,156)
Net assets
Beginning of period	222,448,582	249,155,738
End of period	$289,614,709	$222,448,582
The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  11

Financial highlights
	Year ended May 31
	2021	2020	2019	2018	2017
Total return	51.44%	(0.09)%	(0.94)%	9.80%	13.22%
Ratios to average net assets (annualized)
Gross expenses	0.40%	0.39%	0.39%	0.49%	0.68%
Net expenses[1]	0.40%	0.39%	0.39%	0.42%	0.66%
Net investment income	1.55%	2.05%	2.29%	1.56%	1.45%
Supplemental data
Portfolio turnover rate	482%	335%	246%	244%	203%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Large Company Value Portfolio

Notes to financial statements

1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Company Value Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio's advisory agreement and subadvisory agreement. The Portfolio's Board of Trustees approved a new advisory and new subadvisory agreement and approved submitting the agreements to the Portfolio’s interest holders for approval at a special meeting of interest holders expected to be held on August 16, 2021. Interest holders of record of the Portfolio at the close of business on May 28, 2021 are entitled to vote at the meeting. If interest holders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio

Wells Fargo Large Company Value Portfolio  |  13

Notes to financial statements

receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $267,432,387 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$23,727,588
Gross unrealized losses	(3,769,597)
Net unrealized gains	$19,957,991

14  |  Wells Fargo Large Company Value Portfolio

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 29,125,014	$0	$0	$ 29,125,014
Consumer discretionary	16,435,157	0	0	16,435,157
Consumer staples	22,588,361	0	0	22,588,361
Energy	11,296,258	0	0	11,296,258
Financials	55,848,536	0	0	55,848,536
Health care	39,345,275	0	0	39,345,275
Industrials	38,904,078	0	0	38,904,078
Information technology	30,761,783	0	0	30,761,783
Materials	9,233,975	0	0	9,233,975
Real estate	14,989,597	0	0	14,989,597
Utilities	15,012,847	0	0	15,012,847
Short-term investments
Investment companies	3,849,497	0	0	3,849,497
	287,390,378	0	0	287,390,378
Futures contracts	60,442	0	0	60,442
Total assets	$287,450,820	$0	$0	$287,450,820
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising

Wells Fargo Large Company Value Portfolio  |  15

Notes to financial statements

the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $1 billion	0.350%
Next $4 billion	0.325
Over $5 billion	0.300
For the year ended May 31, 2021, the advisory fee was equivalent to an annual rate of 0.35% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Portfolio increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2021 were $1,177,896,410 and $1,148,781,886, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2021, the Portfolio did not have any securities on loan.
7. DERIVATIVE TRANSACTIONS
During the year ended May 31, 2021, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $3,854,245 in long futures contracts during the year ended May 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the

16  |  Wells Fargo Large Company Value Portfolio

Notes to financial statements

overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Portfolio under the agreement.
9. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's investment adviser, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

Wells Fargo Large Company Value Portfolio  |  17

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Wells Fargo Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Large Company Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

18  |  Wells Fargo Large Company Value Portfolio

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Large Company Value Portfolio  |  19

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

20  |  Wells Fargo Large Company Value Portfolio

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Large Company Value Portfolio  |  21

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

22  |  Wells Fargo Large Company Value Portfolio

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 17-19, 2021, the Board received and reviewed a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the Report discussed the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during the stressed market conditions caused by the onset of the COVID-19 pandemic. No significant liquidity events impacting the Portfolio were noted in the Report. As applicable to the Portfolio, there were no material changes to the Program during the Reporting Period.
Funds Management concluded in the Report that the Program is operating effectively to assess and manage the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.

Wells Fargo Large Company Value Portfolio  |  23

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Company Value Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolio’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Portfolio while the Portfolio continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

24  |  Wells Fargo Large Company Value Portfolio

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolio.
Portfolio investment performance and expenses
The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Portfolio was higher than or in range of its benchmark index, the Russell 1000® Value Index, for all periods under review except for the ten-year period.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolio to Funds Management under the Advisory Agreement (the “Advisory Agreement Rate ”). The Board also reviewed and considered the contractual investment sub advisory fee rates that are payable by Funds Management to the Sub Adviser for investment sub advisory services.
The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was lower than the median rate for the Portfolio’s expense Group.
The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Wells Fargo Large Company Value Portfolio  |  25

Board considerations (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

26  |  Wells Fargo Large Company Value Portfolio

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.

Wells Fargo Large Company Value Portfolio  |  27

Board considerations (unaudited)
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in

28  |  Wells Fargo Large Company Value Portfolio

Board considerations (unaudited)
managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.

Wells Fargo Large Company Value Portfolio  |  29

Board considerations (unaudited)
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New

30  |  Wells Fargo Large Company Value Portfolio

Board considerations (unaudited)
Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

Wells Fargo Large Company Value Portfolio  |  31

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

32  |  Wells Fargo Large Company Value Portfolio

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

Annual Report
May 31, 2021
Wells Fargo
Managed Fixed Income Portfolio

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Managed Fixed Income Portfolio  |  1

Portfolio information (unaudited)
Investment objective	The Portfolio seeks consistent fixed-income returns.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Galliard Capital Management, Inc.
Portfolio managers	Andrea Johnson, CFA®‡, Brandon Kanz, CFA®‡
Ten largest holdings (%) as of May 31, 2021[1]
U.S. Treasury Note, 1.13%, 2-15-2031	2.78
FNMA, 4.50%, 1-1-2051	2.44
FNMA, 4.00%, 8-1-2051	2.11
U.S. Treasury Bond, 2.38%, 11-15-2049	2.06
U.S. Treasury Note, 0.13%, 12-31-2022	1.91
FNMA, 3.97%, 6-1-2025	1.52
U.S. Treasury Bond, 1.38%, 11-15-2040	1.21
U.S. Treasury Bond, 1.88%, 2-15-2041	1.15
U.S. Treasury Bond, 1.13%, 8-15-2040	1.12
U.S. Treasury Bond, 1.63%, 11-15-2050	1.11
[1]	Figures represent the percentage of the Portfolio's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio allocation as of May 31, 2021[1]
[1]	Figures represent the percentage of the Portfolio's long-term investments. These amounts are subject to change and may have changed since the date specified.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities: 22.99%
FHLMC	2.00%	11-25-2059	$1,229,750	$ 1,245,442
FHLMC	3.00	7-1-2046	409,223	435,664
FHLMC	3.00	7-1-2046	498,867	530,010
FHLMC	3.00	11-1-2049	1,985,768	2,097,360
FHLMC	3.50	4-1-2043	564,398	609,960
FHLMC	3.50	5-1-2044	323,332	351,419
FHLMC	3.50	6-1-2046	245,383	264,230
FHLMC	3.50	2-1-2047	1,426,447	1,531,047
FHLMC	3.50	4-1-2047	263,083	283,888
FHLMC	3.50	12-1-2047	1,025,877	1,105,834
FHLMC	3.50	3-1-2048	1,128,567	1,210,766
FHLMC	3.50	8-1-2049	373,578	394,490
FHLMC	4.00	4-1-2044	419,942	465,604
FHLMC	4.00	8-1-2044	231,393	254,131
FHLMC	4.00	6-1-2048	1,278,556	1,395,426
FHLMC	4.50	8-1-2048	1,533,242	1,660,209
FHLMC	4.50	11-1-2048	1,604,424	1,747,030
FHLMC	4.50	11-1-2048	3,054,380	3,312,113
FHLMC Series 2018-3 Class MA ±±	3.50	8-25-2057	4,438,529	4,754,289
FHLMC Series 2019-3 Class M55D	4.00	10-25-2058	822,455	906,699
FHLMC Structured Pass-Through Securities Series T-20 Class A6	7.99	9-25-2029	12,103	12,759
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	599,138	705,663
FNMA %%	2.00	7-14-2051	4,914,000	4,952,104
FNMA	2.50	8-1-2031	221,732	233,081
FNMA	2.50	2-1-2035	869,022	915,865
FNMA	2.50	2-1-2035	1,121,728	1,179,366
FNMA ±±	2.55	5-1-2023	205,483	210,604
FNMA	2.73	1-1-2023	520,326	539,150
FNMA	2.73	9-1-2023	538,648	566,039
FNMA	3.00	12-1-2032	29,023	30,688
FNMA	3.00	7-1-2046	304,505	324,042
FNMA	3.00	4-1-2047	1,370,285	1,441,653
FNMA	3.00	12-1-2049	1,813,107	1,913,945
FNMA	3.00	12-1-2049	1,611,289	1,700,901
FNMA ±±	3.07	9-1-2025	3,018,171	3,258,296
FNMA	3.07	2-1-2026	356,058	389,206
FNMA ±±	3.08	11-1-2022	185,027	188,599
FNMA	3.08	1-1-2026	477,407	521,658
FNMA	3.35	1-1-2028	270,218	302,606
FNMA ±±	3.36	11-1-2026	3,162,693	3,489,843
FNMA ±±	3.39	12-1-2027	1,166,347	1,299,539
FNMA	3.50	10-1-2032	430,679	463,536
FNMA	3.50	11-1-2042	175,546	190,692
FNMA	3.50	11-1-2042	184,130	199,472
FNMA	3.50	2-1-2043	97,489	105,325
FNMA	3.50	11-1-2045	865,052	930,114
FNMA	3.50	4-1-2046	108,413	116,273
FNMA	3.50	7-1-2046	317,726	340,708
FNMA	3.50	11-1-2046	393,874	425,037
FNMA	3.50	8-1-2047	1,841,183	1,978,842
FNMA	3.62	1-1-2026	1,936,426	2,142,388
FNMA	3.62	1-1-2026	1,629,666	1,802,999
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  3

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	3.97%	6-1-2025	$6,805,987	$ 7,526,929
FNMA	4.00	11-1-2040	178,343	194,701
FNMA	4.00	4-1-2041	250,705	273,698
FNMA	4.00	8-1-2046	267,820	295,879
FNMA	4.00	3-1-2049	799,201	866,307
FNMA	4.00	8-1-2051	9,399,915	10,483,238
FNMA	4.00	7-1-2056	393,754	439,443
FNMA	4.50	8-1-2048	1,274,749	1,379,242
FNMA	4.50	1-1-2051	10,846,650	12,125,699
FNMA	4.50	6-1-2056	326,729	366,937
FNMA	4.50	6-1-2056	297,996	334,667
FNMA	4.50	6-1-2056	433,446	486,785
FNMA	5.00	9-1-2033	83,895	95,614
FNMA	5.50	2-1-2036	57,812	62,982
FNMA Series 2002-90 Class A2	6.50	11-25-2042	262,526	305,914
FNMA Series 2002-T4 Class A2	7.00	12-25-2041	98,180	115,898
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	918,210	1,072,547
FNMA Series 2003-W4 Class 3A ±±	5.46	10-25-2042	155,862	180,799
FNMA Series 2004-T2 Class 1A1	6.00	11-25-2043	327,485	380,179
FNMA Series 2004-T3 Class A1	6.00	2-25-2044	520,710	609,202
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	84,785	100,195
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	549,540	630,625
FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	136,087	163,145
GNMA	6.50	10-15-2023	4,769	5,326
GNMA	6.50	11-15-2023	2,605	2,909
GNMA	6.50	12-15-2023	3,586	4,004
GNMA	6.50	1-15-2024	6,784	7,575
GNMA	7.00	8-15-2027	30,590	34,399
SBA Series 2006-20B Class 1	5.35	2-1-2026	106,135	113,554
SBA Series 2006-20H Class 1	5.70	8-1-2026	57,408	61,791
SBA Series 2007-20J Class 1	5.57	10-1-2027	164,032	180,184
SBA Series 2013-20A Class 1	2.13	1-1-2033	206,112	216,783
SBA Series 2013-20J Class 1	3.37	10-1-2033	234,023	248,135
SBA Series 2014-10A Class 1	3.19	3-10-2024	98,353	101,341
SBA Series 2014-10B Class 1	3.02	9-10-2024	146,942	151,808
SBA Series 2014-20A Class 1	3.46	1-1-2034	219,898	236,021
SBA Series 2015-10B Class 1	2.83	9-10-2025	234,843	245,147
SBA Series 2015-20C Class 1	2.72	3-1-2035	279,431	293,720
SBA Series 2015-20E Class 1	2.77	5-1-2035	407,821	429,239
SBA Series 2015-20F Class 1	2.98	6-1-2035	309,593	326,740
SBA Series 2017-10A Class 1	2.85	3-10-2027	348,205	367,939
SBA Series 2017-20F Class 1	2.81	6-1-2037	217,042	232,337
SBA Series 2018-10B Class 1	3.55	9-10-2028	3,932,478	4,257,612
SBA Series 2018-20E Class 1	3.50	5-1-2038	1,871,024	2,064,244
SBA Series 2018-20G Class 1	3.54	7-1-2038	2,402,046	2,652,589
SBA Series 2018-20H Class 1	3.58	8-1-2038	3,214,628	3,556,240
SBA Series 2018-20K Class 1	3.87	11-1-2038	2,134,394	2,392,004
Total Agency securities (Cost $106,524,967)				114,098,870
Asset-backed securities: 1.95%
ECMC Group Student Loan Trust Series 16-1A Class A (1 Month LIBOR+1.35%) 144A±	1.46	7-26-2066	292,767	299,953
ECMC Group Student Loan Trust Series 2018-2A Class A (1 Month LIBOR+0.80%) 144A±	0.91	9-25-2068	2,174,876	2,197,903
Ford Credit Auto Owner Trust Series 2018-2 Class A 144A	3.47	1-15-2030	3,200,000	3,411,510
The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Ford Credit Auto Owner Trust Series 2021-1 Class A 144A	1.37%	10-17-2033	$1,225,000	$ 1,239,904
MMAF Equipment Finance LLC Series 2017-AA Class A5 144A	2.68	7-16-2027	695,000	711,345
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR+0.67%) 144A±	0.85	12-17-2068	1,310,000	1,309,999
South Carolina Student Loan Corporation Series 2014-1 Class B (1 Month LIBOR+1.50%) ±	1.61	8-1-2035	500,000	511,306
Total Asset-backed securities (Cost $9,377,648)				9,681,920
Corporate bonds and notes: 33.38%
Communication services: 1.77%
Diversified telecommunication services: 1.00%
AT&T Incorporated	2.25	2-1-2032	460,000	442,474
AT&T Incorporated	2.75	6-1-2031	535,000	541,899
AT&T Incorporated	4.75	5-15-2046	1,280,000	1,495,391
AT&T Incorporated	5.25	3-1-2037	60,000	74,118
Verizon Communications Incorporated	2.10	3-22-2028	500,000	506,566
Verizon Communications Incorporated	4.50	8-10-2033	40,000	46,983
Verizon Communications Incorporated	4.81	3-15-2039	1,500,000	1,835,173
				4,942,604
Entertainment: 0.11%
Walt Disney Company	2.65	1-13-2031	540,000	557,309
Media: 0.48%
CCO Holdings LLC 144A	5.13	5-1-2027	925,000	966,625
CCO Holdings LLC 144A	5.75	2-15-2026	296,000	306,064
Comcast Corporation	1.95	1-15-2031	550,000	533,194
Lamar Media Corporation	4.88	1-15-2029	550,000	578,875
				2,384,758
Wireless telecommunication services: 0.18%
T-Mobile USA Incorporated	3.38	4-15-2029	875,000	890,409
Consumer discretionary: 3.64%
Auto components: 0.16%
Allison Transmission Incorporated 144A	4.75	10-1-2027	790,000	823,433
Automobiles: 0.15%
General Motors Company	4.88	10-2-2023	400,000	437,436
Volkswagen Group of America Incorporated 144A	2.85	9-26-2024	300,000	319,255
				756,691
Diversified consumer services: 2.61%
Duke University	3.20	10-1-2038	1,175,000	1,255,567
Johns Hopkins University	2.81	1-1-2060	420,000	404,488
Massachusetts Institute of Technology	3.96	7-1-2038	1,780,000	2,076,476
Massachusetts Institute of Technology	4.68	7-1-2114	120,000	164,674
Massachusetts Institute of Technology	7.25	11-2-2096	500,000	971,513
Northwestern University	3.66	12-1-2057	105,000	121,938
Northwestern University	3.69	12-1-2038	1,915,000	2,127,950
President and Fellows of Harvard College	3.62	10-1-2037	275,000	309,727
President and Fellows of Harvard College	4.88	10-15-2040	183,000	243,078
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  5

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Diversified consumer services (continued)
President and Fellows of Harvard College	5.63%	10-1-2038	$525,000	$ 733,701
Princeton University	5.70	3-1-2039	1,640,000	2,333,827
Service Corporation International	4.63	12-15-2027	450,000	474,750
Service Corporation International	7.50	4-1-2027	345,000	416,588
University of Southern California	3.03	10-1-2039	1,250,000	1,297,806
				12,932,083
Hotels, restaurants & leisure: 0.16%
Cedar Fair LP	5.38	6-1-2024	795,000	802,950
Textiles, apparel & luxury goods: 0.56%
HanesBrands Incorporated 144A	4.63	5-15-2024	200,000	212,384
HanesBrands Incorporated 144A	4.88	5-15-2026	1,250,000	1,338,813
The William Carter Company 144A	5.63	3-15-2027	185,000	193,788
Wolverine World Wide Incorporated 144A	5.00	9-1-2026	1,000,000	1,022,500
				2,767,485
Consumer staples: 0.44%
Beverages: 0.21%
Anheuser-Busch InBev Worldwide Incorporated	4.70	2-1-2036	870,000	1,036,539
Food products: 0.14%
7 Eleven Incorporated 144A	0.95	2-10-2026	220,000	215,917
Ingredion Incorporated	2.90	6-1-2030	320,000	331,166
Kraft Heinz Foods Company	4.63	1-30-2029	120,000	135,706
				682,789
Household products: 0.09%
Central Garden & Pet Company	5.13	2-1-2028	460,000	483,575
Energy: 4.82%
Energy equipment & services: 0.52%
Baker Hughes LLC	3.34	12-15-2027	1,500,000	1,644,023
Halliburton Company	2.92	3-1-2030	820,000	835,705
Halliburton Company	3.80	11-15-2025	92,000	101,939
				2,581,667
Oil, gas & consumable fuels: 4.30%
Antero Resources Corporation	5.00	3-1-2025	1,360,000	1,392,776
Buckeye Partners LP	3.95	12-1-2026	247,000	250,705
Cimarex Energy Company	3.90	5-15-2027	500,000	549,454
Enable Midstream Partners	4.95	5-15-2028	790,000	894,209
EnLink Midstream Partners LP	4.85	7-15-2026	430,000	434,300
Enterprise Products Operating LLC	4.15	10-16-2028	260,000	295,393
Florida Gas Transmission Company 144A	4.35	7-15-2025	1,521,000	1,684,043
Gray Oak Pipeline LLC 144A	2.60	10-15-2025	860,000	886,101
Gulfstream Natural Gas System LLC 144A	6.19	11-1-2025	210,000	249,595
Hess Corporation	4.30	4-1-2027	800,000	890,522
HollyFrontier Corporation	4.50	10-1-2030	910,000	953,215
Magellan Midstream Partners LP	5.00	3-1-2026	170,000	196,539
Marathon Oil Corporation	3.85	6-1-2025	1,030,000	1,120,484
Marathon Petroleum Corporation	5.13	12-15-2026	1,500,000	1,775,092
MPLX LP	4.13	3-1-2027	1,500,000	1,680,567
Newfield Exploration Company	5.38	1-1-2026	959,000	1,080,115
The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Newfield Exploration Company	5.63%	7-1-2024	$249,000	$ 276,999
NuStar Logistics LP	6.00	6-1-2026	600,000	642,570
Occidental Petroleum Corporation	3.20	8-15-2026	1,070,000	1,031,213
Plains All American Pipeline LP	4.70	6-15-2044	600,000	613,719
Plains All American Pipeline LP	4.90	2-15-2045	80,000	82,708
Range Resources Corporation	5.00	3-15-2023	763,000	784,936
Transcontinental Gas Pipe Line Company LLC	3.25	5-15-2030	790,000	838,931
Transcontinental Gas Pipe Line Company LLC	7.85	2-1-2026	1,200,000	1,529,846
Western Midstream Operating LP	5.30	2-1-2030	1,100,000	1,212,750
				21,346,782
Financials: 5.23%
Banks: 2.30%
Bank of America Corporation (U.S. SOFR+1.15%) ±	1.32	6-19-2026	790,000	795,753
Bank of America Corporation (U.S. SOFR+0.96%) ±	1.73	7-22-2027	960,000	972,056
Bank of America Corporation (U.S. SOFR+1.37%) ±	1.92	10-24-2031	540,000	515,887
Bank of America Corporation (3 Month LIBOR+1.51%) ±	3.71	4-24-2028	1,440,000	1,595,761
Citigroup Incorporated (U.S. SOFR+0.77%) ±	1.12	1-28-2027	330,000	326,320
Citigroup Incorporated (U.S. SOFR+2.11%) ±	2.57	6-3-2031	370,000	374,278
Citigroup Incorporated	3.40	5-1-2026	1,000,000	1,098,679
Citigroup Incorporated	4.40	6-10-2025	65,000	72,901
JPMorgan Chase & Company (U.S. SOFR+1.89%) ±	2.18	6-1-2028	310,000	317,878
JPMorgan Chase & Company (U.S. SOFR+1.25%) ±	2.58	4-22-2032	110,000	110,835
JPMorgan Chase & Company	3.20	6-15-2026	500,000	547,072
JPMorgan Chase & Company (3 Month LIBOR+1.34%) ±	3.78	2-1-2028	1,100,000	1,224,844
JPMorgan Chase & Company (3 Month LIBOR+1.26%) ±	4.20	7-23-2029	600,000	686,462
JPMorgan Chase & Company (3 Month LIBOR+1.33%) ±	4.45	12-5-2029	470,000	543,532
KeyCorp	2.25	4-6-2027	690,000	716,760
National Capital Commerce Incorporated (3 Month LIBOR+0.98%) ±	1.18	4-1-2027	400,000	390,646
PNC Bank	4.05	7-26-2028	1,000,000	1,141,944
				11,431,608
Capital markets: 1.23%
Goldman Sachs Capital II (3 Month LIBOR+0.77%) ±	4.00	12-29-2049	6,000	5,847
Goldman Sachs Group Incorporated	3.50	1-23-2025	1,100,000	1,194,434
Goldman Sachs Group Incorporated	3.75	2-25-2026	1,500,000	1,666,776
Goldman Sachs Group Incorporated	4.25	10-21-2025	120,000	134,933
Morgan Stanley	3.88	1-27-2026	1,000,000	1,120,031
Morgan Stanley	3.95	4-23-2027	1,000,000	1,127,067
MSCI Incorporated 144A	5.38	5-15-2027	810,000	862,836
				6,111,924
Consumer finance: 1.26%
BMW US Capital LLC Company 144A	3.15	4-18-2024	965,000	1,034,384
Capital One Financial Corporation	3.30	10-30-2024	1,500,000	1,621,846
Daimler Finance North America LLC 144A	2.70	6-14-2024	740,000	781,186
Daimler Finance North America LLC 144A	3.35	2-22-2023	1,490,000	1,561,868
Ford Motor Credit Company LLC	5.58	3-18-2024	1,130,000	1,233,858
				6,233,142
Insurance: 0.41%
Minnesota Life Insurance Company 144A«	8.25	9-15-2025	650,000	798,422
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  7

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Insurance (continued)
NLV Financial Corporation 144A	7.50%	8-15-2033	$565,000	$ 738,204
Northwestern Mutual Life 144A	3.45	3-30-2051	470,000	480,496
				2,017,122
Mortgage REITs: 0.03%
Ventas Realty LP	3.50	2-1-2025	150,000	162,618
Health care: 3.33%
Biotechnology: 0.29%
AbbVie Incorporated	4.55	3-15-2035	1,200,000	1,428,731
Health care equipment & supplies: 0.53%
Hill-Rom Holdings Incorporated 144A	4.38	9-15-2027	810,000	839,314
Hologic Incorporated 144A	3.25	2-15-2029	300,000	292,500
Hologic Incorporated 144A	4.63	2-1-2028	375,000	389,824
Teleflex Incorporated 144A	4.25	6-1-2028	800,000	825,000
Teleflex Incorporated	4.88	6-1-2026	250,000	256,095
				2,602,733
Health care providers & services: 1.77%
Advocate Health Corporation	4.27	8-15-2048	290,000	351,434
BayCare Health System Incorporated	3.83	11-15-2050	145,000	165,844
Cleveland Clinic Foundation	4.86	1-1-2114	894,000	1,212,261
CVS Health Corporation	1.75	8-21-2030	200,000	190,185
CVS Health Corporation	4.30	3-25-2028	734,000	841,074
CVS Health Corporation	5.05	3-25-2048	130,000	160,456
Kaiser Foundation Hospitals	3.27	11-1-2049	160,000	166,901
Mayo Clinic	4.13	11-15-2052	700,000	853,095
MEDNAX Incorporated 144A	6.25	1-15-2027	342,000	362,032
Memorial Health Services	3.45	11-1-2049	590,000	619,678
Memorial Sloan Kettering Cancer Center	4.20	7-1-2055	185,000	223,678
NYU Hospitals Center	3.38	7-1-2055	690,000	686,841
OhioHealth Corporation	3.04	11-15-2050	260,000	261,040
Southern Baptist Hospital	4.86	7-15-2045	625,000	760,507
Stanford Health Care	3.80	11-15-2048	145,000	166,089
Texas Health Resources	4.33	11-15-2055	750,000	939,721
The New York-Presbyterian Hospital	3.56	8-1-2036	750,000	829,757
				8,790,593
Health care technology: 0.09%
IQVIA Incorporated 144A	5.00	10-15-2026	445,000	461,688
Life sciences tools & services: 0.28%
Agilent Technologies Incorporated	2.75	9-15-2029	600,000	620,463
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	745,000	764,556
				1,385,019
Pharmaceuticals: 0.37%
Astrazeneca Finance LLC	1.20	5-28-2026	250,000	250,268
Bayer US Finance LLC 144A	3.38	10-8-2024	240,000	259,650
Bayer US Finance LLC 144A	4.38	12-15-2028	1,170,000	1,330,877
				1,840,795
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Industrials: 3.19%
Aerospace & defense: 1.03%
BAE Systems Holdings Incorporated 144A	3.80%	10-7-2024	$1,345,000	$ 1,474,367
Hexcel Corporation	4.20	2-15-2027	1,302,000	1,385,745
Moog Incorporated 144A	4.25	12-15-2027	700,000	717,500
Raytheon Technologies Corporation	2.25	7-1-2030	360,000	359,174
The Boeing Company	2.70	2-1-2027	840,000	869,871
The Boeing Company	5.15	5-1-2030	155,000	181,435
The Boeing Company	5.71	5-1-2040	110,000	136,936
				5,125,028
Air freight & logistics: 0.06%
Fedex Corporation	3.90	2-1-2035	280,000	313,943
Building products: 0.35%
Fortune Brands Home	3.25	9-15-2029	460,000	491,080
Lennox International Incorporated	1.70	8-1-2027	530,000	531,657
Masco Corporation	6.50	8-15-2032	150,000	196,211
Masonite International Company 144A	5.38	2-1-2028	510,000	539,325
				1,758,273
Chemicals: 0.14%
Axalta Coating Systems LLC 144A	4.75	6-15-2027	670,000	701,825
Commercial services & supplies: 0.27%
Clean Harbors Incorporated 144A	4.88	7-15-2027	425,000	446,781
Stericycle Incorporated 144A	5.38	7-15-2024	883,000	910,055
				1,356,836
Electrical equipment: 0.17%
Carrier Global Corporation	2.49	2-15-2027	780,000	819,264
Machinery: 0.45%
Mueller Water Products Incorporated 144A	4.00	6-15-2029	225,000	229,500
Mueller Water Products Incorporated 144A	5.50	6-15-2026	950,000	977,075
Oshkosh Corporation	3.10	3-1-2030	490,000	511,115
Oshkosh Corporation	4.60	5-15-2028	200,000	228,294
Vessel Management Services Incorporated	3.43	8-15-2036	264,000	287,776
				2,233,760
Professional services: 0.07%
Relx Capital Incorporated	3.00	5-22-2030	70,000	73,328
Relx Capital Incorporated	4.00	3-18-2029	240,000	269,081
				342,409
Road & rail: 0.33%
Norfolk Southern Corporation	5.10	12-31-2049	760,000	942,592
Ryder System Incorporated	3.65	3-18-2024	620,000	668,753
				1,611,345
Transportation infrastructure: 0.32%
Crowley Conro LLC	4.18	8-15-2043	1,344,964	1,568,771
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  9

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Information technology: 2.01%
Electronic equipment, instruments & components: 0.20%
Jabil Incorporated	3.95%	1-12-2028	$900,000	$ 997,304
IT services: 0.32%
Gartner Incorporated 144A	4.50	7-1-2028	580,000	610,450
Verisign Incorporated	4.75	7-15-2027	900,000	956,732
				1,567,182
Semiconductors & semiconductor equipment: 0.80%
KLA Tencor Corporation	4.10	3-15-2029	150,000	170,529
Maxim Integrated Products Incorporated	3.45	6-15-2027	1,550,000	1,701,825
Microchip Technology Incorporated	4.33	6-1-2023	1,500,000	1,606,795
ON Semiconductor Corporation 144A	3.88	9-1-2028	500,000	507,500
				3,986,649
Software: 0.60%
CDK Global Incorporated 144A	5.25	5-15-2029	475,000	512,459
Fair Isaac Corporation 144A	5.25	5-15-2026	1,330,000	1,489,600
Oracle Corporation	2.30	3-25-2028	970,000	990,617
				2,992,676
Technology hardware, storage & peripherals: 0.09%
Hewlett Packard Enterprise Company	4.90	10-15-2025	375,000	427,565
Materials: 3.52%
Chemicals: 2.43%
Albemarle Corporation	4.15	12-1-2024	1,390,000	1,527,691
DuPont de Nemours Incorporated	4.49	11-15-2025	430,000	490,468
DuPont de Nemours Incorporated	4.73	11-15-2028	930,000	1,096,672
FMC Corporation	3.20	10-1-2026	1,120,000	1,209,777
Ingevity Corporation 144A	4.50	2-1-2026	2,015,000	2,055,300
Mosaic Company	4.05	11-15-2027	1,090,000	1,212,941
PPG Industries Incorporated	2.55	6-15-2030	770,000	787,643
RPM International Incorporated	4.55	3-1-2029	420,000	476,235
Scotts Miracle-Gro Company	5.25	12-15-2026	1,589,000	1,666,464
The Sherwin-Williams Company	2.95	8-15-2029	450,000	477,047
The Sherwin-Williams Company	3.30	2-1-2025	100,000	106,769
Valvoline Incorporated 144A	4.25	2-15-2030	720,000	734,400
W.R. Grace & Company 144A	5.63	10-1-2024	200,000	220,000
				12,061,407
Construction materials: 0.10%
CRH America Finance Incorporated 144A	3.40	5-9-2027	200,000	218,935
Martin Marietta Materials Incorporated	2.50	3-15-2030	280,000	282,462
				501,397
Containers & packaging: 0.70%
Graphic Packaging International Company	4.13	8-15-2024	500,000	530,000
Sealed Air Corporation 144A	5.50	9-15-2025	450,000	499,500
Westrock Company	3.00	9-15-2024	1,680,000	1,790,880
WRKCo Incorporated	3.90	6-1-2028	560,000	626,932
				3,447,312
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Metals & mining: 0.14%
Freeport-McMoRan Incorporated	4.13%	3-1-2028	$175,000	$ 182,656
Freeport-McMoRan Incorporated	4.55	11-14-2024	450,000	487,751
				670,407
Paper & forest products: 0.15%
Clearwater Paper Corporation 144A	4.75	8-15-2028	775,000	759,500
Real estate: 2.75%
Equity REITs: 2.75%
Alexandria Real Estate Equities Incorporated	3.95	1-15-2027	240,000	268,036
Alexandria Real Estate Equities Incorporated	4.30	1-15-2026	1,500,000	1,686,262
Boston Properties LP	2.75	10-1-2026	1,500,000	1,605,821
Boston Properties LP	3.20	1-15-2025	250,000	268,256
Digital Realty Trust LP	4.45	7-15-2028	510,000	585,217
Duke Realty LP	3.25	6-30-2026	1,500,000	1,628,526
Duke Realty LP	4.00	9-15-2028	230,000	258,856
HCP Incorporated	3.50	7-15-2029	560,000	611,606
Healthcare Trust of America Incorporated	3.50	8-1-2026	255,000	281,155
Healthpeak Properties Incorporated	2.88	1-15-2031	190,000	195,694
Host Hotels & Resorts Incorporated	3.88	4-1-2024	265,000	283,101
Kimco Realty Corporation	3.30	2-1-2025	1,500,000	1,624,153
Mid-America Apartments LP	3.60	6-1-2027	845,000	935,918
Mid-America Apartments LP	4.20	6-15-2028	160,000	181,181
National Retail Properties Incorporated	4.30	10-15-2028	370,000	416,415
Ventas Realty LP	3.85	4-1-2027	1,500,000	1,675,177
Welltower Incorporated	2.70	2-15-2027	460,000	488,630
Welltower Incorporated	3.63	3-15-2024	580,000	625,226
				13,619,230
Utilities: 2.68%
Electric utilities: 2.11%
Duke Energy Carolinas LLC	6.05	4-15-2038	830,000	1,158,615
Evergy Metro Incorporated	2.25	6-1-2030	350,000	350,601
FirstEnergy Corporation	4.40	7-15-2027	365,000	397,940
ITC Holdings Corporation	3.65	6-15-2024	120,000	129,515
MidAmerican Energy Holdings Company	5.80	10-15-2036	900,000	1,215,543
Monongahela Power Company 144A	4.10	4-15-2024	1,660,000	1,786,737
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	6,000	6,322
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	150,000	163,140
Northern States Power Company of Minnesota	5.35	11-1-2039	1,580,000	2,081,805
Public Service Electric & Gas Company	5.70	12-1-2036	590,000	780,912
Rochester Gas & Electric Corporation 144A	3.10	6-1-2027	1,790,000	1,942,053
Southern California Edison Company	6.00	1-15-2034	188,000	244,107
Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	200,000	216,279
				10,473,569
Gas utilities: 0.41%
AmeriGas Partners LP	5.50	5-20-2025	450,000	494,438
AmeriGas Partners LP	5.88	8-20-2026	500,000	557,350
Boardwalk Pipelines Company	5.95	6-1-2026	550,000	652,537
CenterPoint Energy Incorporated	1.75	10-1-2030	330,000	309,019
				2,013,344
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  11

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Multi-utilities: 0.16%
Black Hills Corporation	4.35%	5-1-2033	$710,000	$ 810,898
Total Corporate bonds and notes (Cost $151,967,481)				165,614,941
Municipal obligations: 8.02%
Arizona: 0.09%
Miscellaneous revenue: 0.09%
Yuma AZ Pledged Revenue Obligations Series 2021	2.10	7-15-2030	430,000	435,343
California: 1.12%
GO revenue: 1.02%
Alameda County CA Series A	3.70	8-1-2031	275,000	307,761
Coast Community College District	2.89	8-1-2035	1,165,000	1,257,697
Los Angeles CA Community College District Series 2020	1.61	8-1-2028	650,000	657,358
Oxnard CA Union High School District	1.87	8-1-2030	800,000	792,362
San Diego CA Community College District Series B	2.88	8-1-2033	1,935,000	2,063,678
				5,078,856
Tax revenue: 0.10%
San Jose CA RDA Senior Taxable Refunding Bonds Series A-T	3.38	8-1-2034	455,000	488,865
Florida: 0.25%
Water & sewer revenue: 0.25%
Florida Water Pollution Control Financing Corporation Series A	2.60	1-15-2030	1,175,000	1,244,322
Georgia: 0.12%
GO revenue: 0.12%
Cherokee County GA School System Build America Bonds	5.87	8-1-2028	500,000	591,296
Hawaii: 0.15%
GO revenue: 0.15%
Hawaii State Taxable Series FZ	1.60	8-1-2031	770,000	742,977
Idaho: 0.04%
Miscellaneous revenue: 0.04%
Idaho Building Authority State Office Campus Project Series B	3.28	9-1-2028	170,000	186,795
Illinois: 0.03%
GO revenue: 0.03%
Lake County IL Community Consolidated School District Series A	3.40	11-1-2027	150,000	170,361
Indiana: 0.33%
Health revenue: 0.27%
Indiana Finance Authority Community Foundation	3.63	3-1-2039	1,235,000	1,323,603
Miscellaneous revenue: 0.06%
Indianapolis IN Local Public Improvement Bonds Series A-2	6.00	1-15-2040	235,000	324,775
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Louisiana: 0.08%
Tax revenue: 0.08%
Louisiana Gasoline & Fuels Refunding Bonds Series 2020 Class A2	2.00%	5-1-2032	$425,000	$ 418,899
Massachusetts: 0.08%
GO revenue: 0.08%
Boston MA Qualified School Construction Bonds Series C	4.40	4-1-2026	370,000	371,119
Massachusetts Taxable Consolidated Loan Series H	2.90	9-1-2049	10,000	10,171
				381,290
Michigan: 0.20%
Health revenue: 0.20%
Michigan Finance Authority Trinity Health Credit Group Series T	3.08	12-1-2034	930,000	988,092
Mississippi: 0.06%
Education revenue: 0.06%
Mississippi Higher Education Assistance Corporation Series 2014-1 Class A1 (1 Month LIBOR +0.68%) ±	0.79	10-25-2035	303,634	302,217
New Jersey: 0.15%
Miscellaneous revenue: 0.15%
Hudson County NJ Improvement Authority Hudson County Lease Project (AGM Insured)	7.40	12-1-2025	655,000	760,280
New York: 0.18%
GO revenue: 0.11%
New York Refunding Bond Series B	2.65	2-15-2030	500,000	535,107
Miscellaneous revenue: 0.07%
New York State Taxable Bonds Series 2010C	5.62	3-1-2040	250,000	346,720
North Carolina: 0.48%
Education revenue: 0.48%
North Carolina Education Assistance Authority Student Loan (3 Month LIBOR +0.90%) ±	1.08	7-25-2041	1,404,458	1,409,229
North Carolina Education Assistance Authority Student Loan Series A-3 (3 Month LIBOR +0.90%) ±	1.08	10-25-2041	412,322	414,156
University of North Carolina Chapel Hill Refunding Bonds Series C	3.33	12-1-2036	500,000	560,390
				2,383,775
Ohio: 0.53%
Education revenue: 0.27%
Ohio State University Build America Bonds	4.91	6-1-2040	1,000,000	1,321,620
Health revenue: 0.15%
Ohio Hospital Facility Refunding Bond Cleveland Clinic	3.28	1-1-2042	725,000	767,721
Miscellaneous revenue: 0.11%
Jobsohio Beverage System Ohio Statewide Senior Lien Liquor Profits Series A	2.83	1-1-2038	515,000	533,603
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  13

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Oklahoma: 0.17%
Water & sewer revenue: 0.17%
Oklahoma Water Resources Board Refunding Bond Series 2019 (Oklahoma Credit Enhancement Reserve Fund Insured)	2.56%	4-1-2031	$770,000	$ 818,910
Pennsylvania: 0.78%
Education revenue: 0.55%
Pennsylvania HEFAR Refunding Taxable Bonds Series B	2.94	8-15-2039	1,000,000	1,033,313
Pennsylvania Higher Education Authority Class A (1 Month LIBOR +1.15%) 144A±	1.24	9-25-2065	853,891	869,312
University of Pittsburgh Series A	3.65	9-15-2036	715,000	811,663
				2,714,288
GO revenue: 0.23%
Northampton County PA Series C	2.54	10-1-2028	1,100,000	1,173,769
Rhode Island: 0.40%
Education revenue: 0.40%
Rhode Island Student Loan Authority Class A-1 (1 Month LIBOR +0.90%) ±	1.02	7-1-2031	1,994,042	2,003,090
South Carolina: 0.08%
GO revenue: 0.08%
Richland County SC School District #1 Refunding Bond Series 2020B	1.78	3-1-2028	385,000	394,583
Texas: 1.43%
Education revenue: 0.24%
University of Texas Build America Bonds Series A	5.26	7-1-2039	550,000	754,460
University of Texas Build America Bonds Series C	4.79	8-15-2046	120,000	155,314
University of Texas Build America Bonds Series D	5.13	8-15-2042	215,000	286,701
				1,196,475
GO revenue: 0.91%
Bexar County TX North East Independent School District Refunding Bond Series 2020	4.50	2-1-2028	910,000	1,089,090
Hidalgo County TX Refunding Bonds Series 2018C	4.04	8-15-2030	1,270,000	1,452,467
Houston TX Pension Obligation Bonds Series 2017	3.73	3-1-2030	110,000	123,485
Mansfield TX Independent School District Refunding Bond Series 2020	5.00	2-15-2028	880,000	1,085,503
Stafford TX Municipal School District Refunding Bond Series B	3.08	8-15-2041	750,000	784,134
				4,534,679
Miscellaneous revenue: 0.22%
Texas Transportation Commission Series 2020	1.53	10-1-2029	710,000	701,078
Texas Transportation Commission Series 2020	5.00	4-1-2027	300,000	363,767
				1,064,845
Tax revenue: 0.06%
Texas Transportation Commission Highway Fund Series B	5.18	4-1-2030	250,000	308,055
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Utah: 0.49%
Education revenue: 0.49%
State Board of Regents of Utah Series 1-A (1 Month LIBOR +0.75%) ±	0.84%	9-25-2056	$2,413,600	$ 2,418,224
Vermont: 0.02%
Housing revenue: 0.02%
Vermont Housing Finance Agency	3.80	11-1-2037	110,000	116,581
Virginia: 0.19%
Education revenue: 0.17%
University of Virginia Build America Bonds	6.20	9-1-2039	315,000	488,710
University of Virginia Revenue Bond Series C	4.18	9-1-2117	265,000	317,339
				806,049
Housing revenue: 0.02%
Virginia Housing Development Authority	3.10	6-25-2041	105,684	109,760
Washington: 0.32%
GO revenue: 0.32%
King County WA Build America Bonds Series B	6.05	12-1-2030	350,000	448,968
Washington Series T	3.45	8-1-2029	1,000,000	1,127,157
				1,576,125
West Virginia: 0.09%
Tax revenue: 0.09%
Ohio County WV Special District Excise Tax Series A	8.25	3-1-2035	415,000	435,301
Wisconsin: 0.16%
GO revenue: 0.16%
Wisconsin State Refunding Bond Series 1	2.50	5-1-2032	750,000	794,526
Total Municipal obligations (Cost $37,884,764)				39,791,777
Non-agency mortgage-backed securities: 6.37%
Commercial Mortgage Pass-Through Certificate Series 2012-CR2 Class A4	3.15	8-15-2045	550,000	562,822
Commercial Mortgage Pass-Through Certificate Series 2012-UBS5 Class A3	3.55	9-10-2047	402,419	419,914
Commercial Mortgage Pass-Through Certificate Series 2013-CR12 Class ASB	3.62	10-10-2046	285,966	296,404
Commercial Mortgage Pass-Through Certificate Series 2013-CR13 Class A4 ±±	4.19	11-10-2046	600,000	649,544
Commercial Mortgage Pass-Through Certificate Series 2014-CR17 Class A5	3.98	5-10-2047	1,795,000	1,948,341
Commercial Mortgage Pass-Through Certificate Series 2014-CR21 Class A3	3.53	12-10-2047	2,649,756	2,832,826
Commercial Mortgage Pass-Through Certificate Series 2014-UBS5 Class A4	3.84	9-10-2047	620,000	675,613
Goldman Sachs Mortgage Securities Trust Series 2011-GC5 Class A4	3.71	8-10-2044	64,440	64,432
Goldman Sachs Mortgage Securities Trust Series 2012-GCJ7 Class A4	3.38	5-10-2045	268,534	269,757
Goldman Sachs Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	615,000	659,032
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  15

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Goldman Sachs Mortgage Securities Trust Series 2013-GC16 Class A4	4.27%	11-10-2046	$350,000	$ 377,176
Goldman Sachs Mortgage Securities Trust Series 2014-GC26 Class A5	3.63	11-10-2047	2,565,000	2,788,964
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2 Class A3 144A	4.07	11-15-2043	95,880	96,183
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-C19 Class A4	4.00	4-15-2047	450,000	487,336
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-C20 Class A5	3.80	7-15-2047	4,065,000	4,394,355
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-GC26 Class A4	3.49	1-15-2048	1,338,000	1,448,788
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class ASB	3.65	4-15-2047	281,286	292,769
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19 Class A4	3.53	12-15-2047	1,790,000	1,937,471
Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	49,960	49,898
Small Business Investment Company Series 2021-10A Class 1	1.67	3-10-2031	615,000	626,805
Towd Point Mortgage Trust Series 2016-2 Class A1A 144A±±	2.75	8-25-2055	74,374	75,122
Towd Point Mortgage Trust Series 2016-3 Class A1 144A±±	2.25	4-25-2056	73,334	73,641
Towd Point Mortgage Trust Series 2018-3 Class A1 144A±±	3.68	5-25-2058	1,691,741	1,788,551
Towd Point Mortgage Trust Series 2019-4 Class A1 144A±±	2.90	10-25-2059	1,989,361	2,068,425
WFRBS Commercial Mortgage Trust Series 2013-C17 Class A4	4.02	12-15-2046	4,370,000	4,675,435
WFRBS Commercial Mortgage Trust Series 2014-C20 Class A5	4.00	5-15-2047	1,876,047	2,032,231
Total Non-agency mortgage-backed securities (Cost $29,742,636)				31,591,835
U.S. Treasury securities: 19.77%
U.S. Treasury Bond	1.13	5-15-2040	930,000	775,279
U.S. Treasury Bond	1.13	8-15-2040	6,695,000	5,558,942
U.S. Treasury Bond	1.25	5-15-2050	5,040,000	3,905,606
U.S. Treasury Bond	1.38	11-15-2040	6,905,000	5,989,009
U.S. Treasury Bond	1.38	8-15-2050	3,718,000	2,976,579
U.S. Treasury Bond	1.63	11-15-2050	6,467,000	5,525,243
U.S. Treasury Bond	1.88	2-15-2041	6,005,000	5,686,923
U.S. Treasury Bond	2.38	11-15-2049	10,063,000	10,235,172
U.S. Treasury Bond	4.25	5-15-2039	1,890,000	2,516,136
U.S. Treasury Bond	4.50	5-15-2038	1,540,000	2,095,603
U.S. Treasury Note	0.13	11-30-2022	4,700,000	4,701,285
U.S. Treasury Note	0.13	12-31-2022	9,475,000	9,476,480
U.S. Treasury Note	0.13	1-31-2023	4,800,000	4,800,000
U.S. Treasury Note	0.25	11-15-2023	4,575,000	4,580,540
U.S. Treasury Note	0.25	3-15-2024	4,825,000	4,824,246
U.S. Treasury Note	0.75	3-31-2026	2,415,000	2,412,359
U.S. Treasury Note	0.75	4-30-2026	4,975,000	4,965,672
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	1.13%	2-15-2031	$14,427,000	$ 13,811,598
U.S. Treasury Note %%	2.25	5-15-2041	3,219,000	3,243,645
Total U.S. Treasury securities (Cost $103,451,090)				98,080,317
Yankee corporate bonds and notes: 4.22%
Energy: 0.50%
Oil, gas & consumable fuels: 0.50%
BP Capital Markets plc	3.28	9-19-2027	155,000	169,947
Cenovus Energy Incorporated	4.25	4-15-2027	1,025,000	1,136,453
Petroleos Mexicanos	2.29	2-15-2024	82,500	84,758
Petroleos Mexicanos	2.83	2-15-2024	172,500	178,565
Petroleos Mexicanos	6.38	1-23-2045	1,080,000	927,018
				2,496,741
Financials: 1.87%
Banks: 1.07%
Bank of Nova Scotia	4.50	12-16-2025	80,000	91,101
BNP Paribas SA (3 Month LIBOR+1.11%) 144A±	2.82	11-19-2025	820,000	866,678
BNP Paribas SA 144A	4.40	8-14-2028	520,000	594,695
Cooperatieve Rabobank UA (1 Year Treasury Constant Maturity+1.00%) 144A±	1.34	6-24-2026	530,000	535,307
HSBC Holdings plc (3 Month LIBOR+1.35%) ±	4.29	9-12-2026	950,000	1,061,611
HSBC Holdings plc (3 Month LIBOR+1.53%) ±	4.58	6-19-2029	1,500,000	1,717,975
Sumitomo Mitsui Financial Group Incorporated	1.47	7-8-2025	430,000	436,376
				5,303,743
Capital markets: 0.33%
Credit Suisse Group AG (3 Month LIBOR+1.41%) 144A±	3.87	1-12-2029	1,500,000	1,635,676
Consumer finance: 0.47%
NTT Finance Corporation 144A	1.16	4-3-2026	630,000	628,020
UBS Group Funding Switzerland 144A	4.25	3-23-2028	1,500,000	1,703,919
				2,331,939
Health care: 0.28%
Pharmaceuticals: 0.28%
Teva Pharmaceutical Finance BV	2.20	7-21-2021	150,000	149,625
Teva Pharmaceutical Finance BV	2.80	7-21-2023	900,000	891,563
Teva Pharmaceutical Finance BV	3.15	10-1-2026	350,000	329,872
				1,371,060
Industrials: 0.72%
Aerospace & defense: 0.26%
Embraer Netherlands Finance BV	5.05	6-15-2025	1,200,000	1,268,160
Electrical equipment: 0.06%
Sensata Technologies BV 144A	5.63	11-1-2024	265,000	293,721
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  17

Portfolio of investments—May 31, 2021

	Interest rate	Maturity date	Principal	Value
Machinery: 0.26%
CNH Industrial NV	4.50%	8-15-2023	$600,000	$ 650,029
Siemens Finance 144A	1.70	3-11-2028	660,000	660,742
				1,310,771
Technology hardware, storage & peripherals: 0.14%
TSMC Global Limited 144A	1.25	4-23-2026	700,000	698,488
Information technology: 0.22%
Software: 0.22%
Experian Finance plc 144A	4.25	2-1-2029	510,000	573,619
OpenText Corporation 144A	3.88	2-15-2028	520,000	519,860
				1,093,479
Materials: 0.63%
Chemicals: 0.03%
Nutrien Limited	2.95	5-13-2030	180,000	188,087
Metals & mining: 0.60%
Anglo American Capital plc 144A	4.75	4-10-2027	1,000,000	1,152,672
Vale Overseas Limited	6.25	8-10-2026	1,500,000	1,815,135
				2,967,807
Total Yankee corporate bonds and notes (Cost $19,311,797)				20,959,672

		Yield	Shares
Short-term investments: 4.67%
Investment companies: 4.67%
Securities Lending Cash Investments LLC ♠∩∞		0.03	127,000	127,000
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	23,036,815	23,036,815
Total Short-term investments (Cost $23,163,815)				23,163,815
Total investments in securities (Cost $481,424,198)	101.37%			502,983,147
Other assets and liabilities, net	(1.37)			(6,807,826)
Total net assets	100.00%			$496,175,321

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
«	All or a portion of this security is on loan.
♠	The issuer is an affiliate of the Portfolio as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2021

Abbreviations:
AGM	Assured Guaranty Municipal
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
LIBOR	London Interbank Offered Rate
RDA	Redevelopment Authority
SBA	Small Business Authority
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Portfolio at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Securities Lending Cash Investments LLC	$ 0	$ 5,173,916	$ (5,046,916)	$0	$0	$ 127,000		127,000	$ 460#
Wells Fargo Government Money Market Fund Select Class	12,907,842	114,207,615	(104,078,642)	0	0	23,036,815		23,036,815	10,252
				$0	$0	$23,163,815	4.67%		$10,712

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  19

Statement of assets and liabilities—May 31, 2021

Assets
Investments in unaffiliated securities (including $124,499 of securities loaned), at value (cost $458,260,383)	$ 479,819,332
Investments in affiliated securites, at value (cost $23,163,815)	23,163,815
Cash	578,913
Receivable for investments sold	4,961,698
Receivable for interest	2,956,157
Receivable for securities lending income, net	216
Prepaid expenses and other assets	80,462
Total assets	511,560,593
Liabilities
Payable for when-issued transactions	8,195,749
Payable for investments purchased	6,917,436
Advisory fee payable	145,087
Payable upon receipt of securities loaned	127,000
Total liabilities	15,385,272
Total net assets	$496,175,321
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Managed Fixed Income Portfolio

Statement of operations—year ended May 31, 2021

Investment income
Interest	$ 13,609,924
Income from affiliated securities	12,985
Total investment income	13,622,909
Expenses
Advisory fee	1,894,732
Custody and accounting fees	35,895
Professional fees	64,012
Interest holder report expenses	24,152
Trustees’ fees and expenses	19,232
Other fees and expenses	29,721
Total expenses	2,067,744
Less: Fee waivers and/or expense reimbursements	(226,064)
Net expenses	1,841,680
Net investment income	11,781,229
Realized and unrealized gains (losses) on investments
Net realized gains on investments	3,530,420
Net change in unrealized gains (losses) on investments	(3,700,898)
Net realized and unrealized gains (losses) on investments	(170,478)
Net increase in net assets resulting from operations	$11,610,751
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  21

Statement of changes in net assets

	Year ended May 31, 2021	Year ended May 31, 2020
Operations
Net investment income	$ 11,781,229	$ 16,833,910
Net realized gains on investments	3,530,420	18,337,233
Net change in unrealized gains (losses) on investments	(3,700,898)	3,278,902
Net increase in net assets resulting from operations	11,610,751	38,450,045
Capital transactions
Transactions in investors’ beneficial interests
Contributions	59,804,501	23,945,990
Withdrawals	(37,488,593)	(183,068,121)
Net increase (decrease) in net assets resulting from capital transactions	22,315,908	(159,122,131)
Total increase (decrease) in net assets	33,926,659	(120,672,086)
Net assets
Beginning of period	462,248,662	582,920,748
End of period	$496,175,321	$ 462,248,662
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Managed Fixed Income Portfolio

Financial highlights
	Year ended May 31
	2021	2020	2019	2018	2017
Total return	2.52%	7.51%	7.22%	0.05%	3.13%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.42%	0.41%	0.49%	0.48%
Net expenses[1]	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	2.49%	3.10%	3.24%	3.09%	2.99%
Supplemental data
Portfolio turnover rate	31%	40%	232%	23%	47%

[1]	Net expense ratios reflect voluntary waivers.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  23

Notes to financial statements
1. ORGANIZATION
Wells Fargo Master Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Managed Fixed Income Portfolio (the "Portfolio") which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Investment Company Act of 1933.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Portfolio, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Portfolio's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Portfolio's advisory agreement and subadvisory agreement. The Portfolio's Board of Trustees approved a new advisory and new subadvisory agreement and approved submitting the agreements to the Portfolio’s interest holders for approval at a special meeting of interest holders expected to be held on August 16, 2021. Interest holders of record of the Portfolio at the close of business on May 28, 2021 are entitled to vote at the meeting. If interest holders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund

24  |  Wells Fargo Managed Fixed Income Portfolio

Notes to financial statements
are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of May 31, 2021, the aggregate cost of all investments for federal income tax purposes was $481,571,547 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$27,780,923
Gross unrealized losses	(6,369,323)
Net unrealized gains	$21,411,600

Wells Fargo Managed Fixed Income Portfolio  |  25

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 114,098,870	$0	$ 114,098,870
Asset-backed securities	0	9,681,920	0	9,681,920
Corporate bonds and notes	0	165,614,941	0	165,614,941
Municipal obligations	0	39,791,777	0	39,791,777
Non-agency mortgage-backed securities	0	31,591,835	0	31,591,835
U.S. Treasury securities	98,080,317	0	0	98,080,317
Yankee corporate bonds and notes	0	20,959,672	0	20,959,672
Short-term investments
Investment companies	23,163,815	0	0	23,163,815
Total assets	$121,244,132	$381,739,015	$0	$502,983,147
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended May 31, 2021, the Portfolio did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290

26  |  Wells Fargo Managed Fixed Income Portfolio

Notes to financial statements
For the year ended May 31, 2021, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Galliard Capital Management, Inc., an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.
Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$176,027,643	$42,338,734	$85,400,942	$58,183,467
6. SECURITIES LENDING TRANSACTIONS
The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2021, the Portfolio had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Morgan Stanley & Co. LLC	$124,499	$(124,499)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $350,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund interest holders withdrawal requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended May 31, 2021, there were no borrowings by the Portfolio under the agreement.

Wells Fargo Managed Fixed Income Portfolio  |  27

Notes to financial statements
8. INDEMNIFICATION
Under the Portfolio's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
9. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Portfolio's name to remove “Wells Fargo” from the Portfolio's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Wells Fargo Asset Management (WFAM) announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Portfolio's investment adviser, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each sub-advisers to certain funds, and Wells Fargo Funds Distributor, LLC will each be rebranded as Allspring.

28  |  Wells Fargo Managed Fixed Income Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Wells Fargo Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Managed Fixed Income Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
July 28, 2021

Wells Fargo Managed Fixed Income Portfolio  |  29

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo Managed Fixed Income Portfolio

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Managed Fixed Income Portfolio  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Managed Fixed Income Portfolio

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Wells Fargo Managed Fixed Income Portfolio  |  33

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council (the “Council”) composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 17-19, 2021, the Board received and reviewed a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the Report discussed the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during the stressed market conditions caused by the onset of the COVID-19 pandemic. No significant liquidity events impacting the Portfolio were noted in the Report. As applicable to the Portfolio, there were no material changes to the Program during the Reporting Period.
Funds Management concluded in the Report that the Program is operating effectively to assess and manage the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.

34  |  Wells Fargo Managed Fixed Income Portfolio

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Managed Fixed Income Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Galliard Capital Management, Inc. (the “Sub-Adviser”), an affiliate of Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment advisory agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Portfolio’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Portfolio while the Portfolio continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

Wells Fargo Managed Fixed Income Portfolio  |  35

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Portfolio.
Portfolio investment performance and expenses
The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for all periods under review except the one-year period, which was lower than the average investment performance of the Universe. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, all periods under review.
The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Portfolio to Funds Management under the Advisory Agreement (the “Advisory Agreement Rate ”). The Board also reviewed and considered the contractual investment sub advisory fee rates that are payable by Funds Management to the Sub Adviser for investment sub advisory services.
The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was in range of the median rate for the Portfolio’s expense Group.
The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

36  |  Wells Fargo Managed Fixed Income Portfolio

Board considerations (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Wells Fargo Managed Fixed Income Portfolio  |  37

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”, and the series identified below, the “Portfolios”) approved the continuation of each Portfolio’s current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Disciplined Large Cap Portfolio
Wells Fargo Diversified Large Cap Growth Portfolio
Wells Fargo Disciplined International Developed Markets Portfolio
Wells Fargo Large Company Value Portfolio
Wells Fargo Managed Fixed Income Portfolio
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio
Wells Fargo Emerging Markets Bond Portfolio
Wells Fargo Factor Enhanced Emerging Markets Equity Portfolio
Wells Fargo Factor Enhanced International Equity Portfolio
Wells Fargo Factor Enhanced U.S. Large Cap Equity Portfolio
Wells Fargo Factor Enhanced U.S. Low Volatility Equity Portfolio
Wells Fargo Factor Enhanced U.S. Small Cap Equity Portfolio
Wells Fargo High Yield Corporate Bond Portfolio
Wells Fargo Investment Grade Corporate Bond Portfolio
Wells Fargo Strategic Retirement Bond Portfolio
Wells Fargo U.S. REIT Portfolio
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Portfolios (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Portfolio’s Current Agreements under the 1940 Act that will result in the automatic termination of each Portfolio’s Current Agreements. In light of the expected termination of each Portfolio’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of each Portfolio, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Portfolio, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”) among the Trust, on behalf of Emerging Markets Bond Portfolio, Funds Management and WFAM(I) Ltd (“WFAMI”); and (iv) a new Sub-Advisory Agreement (the “New Galliard Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Managed Fixed Income Portfolio, Funds Management and Galliard Capital Management, LLC (“Galliard”, and together with Wells Capital and WFAMI, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.

38  |  Wells Fargo Managed Fixed Income Portfolio

Board considerations (unaudited)
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Portfolios.
■	Impact of the Transaction on the Portfolios and their Shareholders: (i) information regarding anticipated benefits to the Portfolios as a result of the Transaction; (ii) a commitment that the Portfolios would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Portfolios in a manner consistent with each Portfolio’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Portfolios as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Portfolios will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Portfolios after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Portfolios by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolios and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Portfolio performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Portfolio’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Portfolio in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in

Wells Fargo Managed Fixed Income Portfolio  |  39

Board considerations (unaudited)
managing such Portfolio(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to each Portfolio by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and administrative services covered by the Current Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolios’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolios. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Portfolios by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Portfolio will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Portfolios after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolios, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Portfolios and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Portfolios and their shareholders.
Investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Portfolio over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Portfolio (the “Universe”), and in comparison to each Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Portfolios relative to the Universe and benchmark for any underperformance periods.

40  |  Wells Fargo Managed Fixed Income Portfolio

Board considerations (unaudited)
In connection with the 2021 Annual Approval Process, the Board also reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding expense groups that were determined by Broadridge to be similar to the Portfolios (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment advisory and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual investment advisory fee rate that is payable by each Portfolio to Funds Management for investment advisory services under the Current Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the applicable Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Portfolio’s Advisory Agreement Rate with those of other funds in the Portfolio’s expense Group at a common asset level.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Agreement Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Advisory Agreement Rates or the Sub-Advisory Agreement Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Advisory Agreement and to each of the Sub-Advisers under the applicable new Sub-Advisory Agreement was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Portfolio will not increase. The Board noted that if the New

Wells Fargo Managed Fixed Income Portfolio  |  41

Board considerations (unaudited)
Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of advisory services to the Portfolios, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Portfolio shareholders. The Board noted the existence of breakpoints in each Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that, in addition to advisory fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Portfolios resulting from enhanced distribution capabilities for their investing funds. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Portfolio, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Portfolios. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolios and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Portfolios. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Portfolios might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term.

42  |  Wells Fargo Managed Fixed Income Portfolio

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Managed Fixed Income Portfolio  |  43

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Portfolio's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolio's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Master Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Master Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	May 31, 2021	May 31, 2020
Audit fees	$470,020	$445,380
Audit-related fees	—	—
Tax fees (1)	87,490	88,160
All other fees	—	—

	$557,510	$533,540

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Master Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Master Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Master Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM  13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Master Trust

By:

/s/ Andrew Owen

Andrew Owen President

Date: July 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Master Trust

By:

/s/ Andrew Owen

Andrew Owen President

Date: July 28, 2021

Wells Fargo Master Trust

By:

/s/ Jeremy DePalma

Jeremy DePalma Treasurer

Date: July 28, 2021